SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 33-32216)
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No.
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Post-Effective Amendment No. 105
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and
REGISTRATION STATEMENT
(NO. 811-05962)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 108
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Vanguard Variable Insurance Funds
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on April 28, 2026, pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Balanced Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Balanced Portfolio (the “Fund”) seeks to provide long-term capital appreciation and reasonable current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.19%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.20%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach, investing 60-70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established large companies. In choosing these stocks, the advisor seeks durable businesses that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of the Fund’s assets are invested mainly in fixed income securities that the advisor believes will generate a moderate level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury bonds, government agency bonds, and mortgage-backed securities.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The
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Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Information Technology Sector. From time to time, stocks of companies within the information technology sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the information technology sector.
• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
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• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Prepayment Risk. Certain bonds are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by the Fund would result in the Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Composite Stock/Bond Index is weighted 65% in the S&P 500 Index and 35% in the Bloomberg U.S. Credit A or Better Bond Index. The Fund’s returns are net of its expenses but do not reflect additional
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fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Balanced Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	12.21%	June 30, 2020
Lowest	-13.84%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Balanced Portfolio	16.46%	9.29%	10.03%
Composite Stock/Bond Index (reflects no deduction for fees, expenses, or taxes)	14.31%	9.20%	10.61%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30	-0.36	2.01
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Managers
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has managed the fixed income portion of the Fund since 2021 (co-managed since 2017).
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Daniel J. Pozen, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the stock portion of the Fund since 2019.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Balanced Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation and reasonable current income.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisor seeks to achieve the Fund’s investment objective by investing the Fund’s assets in equity and fixed income securities.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisor will select securities to buy and sell based on the advisor’s judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

The Fund is a balanced fund. Balanced funds generally seek to provide some combination of current income and capital appreciation by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to economic events and influences, a balanced fund should experience less volatility than a fund investing exclusively in stocks.
Wellington Management, the Fund’s advisor, typically invests approximately 60% to 70% of the Fund’s assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established large companies. The remaining 30% to 40% of the Fund’s assets are invested mainly in fixed income securities that the advisor believes will generate a moderate level of current income. Although the mix of stocks and bonds varies from time to time, depending on the advisor’s view of economic and market conditions, the stock portion can be expected to represent at least 60% of the Fund’s holdings under normal circumstances.
Security Selection
The Fund is managed according to traditional methods of active investment management. Securities are bought and sold based on the advisor’s judgments about companies and their financial prospects and about bond issuers and the general level of interest rates. The Fund’s advisor may, at times, select securities that cause the Fund to focus in a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.
Stock Selection. In selecting stocks, Wellington Management identifies what it considers to be undervalued stocks of primarily established large companies with durable businesses. The advisor considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock’s share price. In other words, the current market prices of these large-cap stocks
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may be less than what the advisor thinks they should be. The advisor considers a business to be durable if cash flows are resilient across a business cycle, and the business is able to achieve a superior level and duration of growth and/or income. The advisor’s goal is to identify and purchase these securities before their value is recognized by other investors. This is commonly referred to as value investing. The advisor emphasizes stocks that, on average, provide a higher level of dividend income than is generally provided by stocks in the overall market. The advisor also emphasizes the long-term rate of value creation rather than short-term rate of change in sales or earnings. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the advisor expects to moderate overall risk. The advisor will generally sell stocks when the valuation is no longer attractive or the business’ stability has been materially impacted.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Balanced Portfolio	$330 billion
Bond Selection. In selecting bonds, Wellington Management identifies investment-grade bonds that it believes will generate a moderate level of current income. These may include short-, intermediate-, and long-term corporate, U.S. Treasury, government agency, local currency, and asset-backed bonds, as well as mortgage-backed securities. The advisor does not generally make large adjustments in the average maturity of the Fund’s bond holdings in anticipation of changes in interest rates. The average duration of the Fund’s bond portfolio as of December 31, 2025, was 6.6 years.

The Fund typically invests in bonds that are of investment-grade quality. This means that the bonds are rated at least Baa3 by Moody’s or BBB by S&P Global Ratings, or if unrated, are determined to be of comparable quality by the advisor.
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Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
What are Bonds?
Generally speaking, a bond represents a debt or loan issued by, for example, a corporation, a government, or a financial institution. In most instances, the issuer agrees to pay the bondholder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the bond in full on a specified maturity date. The income earned by a bond (or its yield, when expressed as a percentage of the bond’s price) can vary based on its maturity. Longer-term bonds tend to have higher yields than shorter-term bonds, but are more sensitive to fluctuations in value. By contrast, shorter-term bonds are less likely to fluctuate in value, but tend to have lower yields. A bond’s duration is a measure of how sensitive its price is to changes in interest rates. For example, if a bond has a duration of 2 years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%. A bond’s credit quality rating is an assessment of the issuer’s ability to make timely interest payments and repay the bond in full on its stated maturity date. The higher a bond’s credit quality, the greater the perceived chance that the issuer will meet its payment obligations (and vice versa). Investment-grade bonds are those whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by an advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Below investment-grade securities, which include bonds commonly known as “junk bonds,” have lower credit quality ratings.

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• Corporate Bonds are issued by businesses that want to borrow money for some purpose, often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds. For example, companies with lower credit ratings generally need to offer a higher interest rate in order to obtain buyers for their bonds.
• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
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• Asset-Backed Securities represent a participation in, or are secured by and payable from, pools of underlying assets such as bank loans or credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for the purpose of issuing such securities, and their value depends on repayments by underlying borrowers. The maturities of asset-backed securities are driven by borrowers’ prepayments, making them difficult to predict.
• Mortgage-Backed Securities represent partial ownership in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private corporations (non-agency mortgage-backed securities) or government issuers (agency mortgage-backed securities) for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
As discussed under U.S. Government and Agency Securities, most mortgage-backed securities issued by U.S. government entities or government-sponsored enterprises are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. One exception is securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
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Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Value Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Information Technology Sector. From time to time, stocks of companies within the information technology sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the information technology sector. Companies in the information technology sector can be negatively affected by products becoming obsolete due to increased competition or short product life cycles, changing consumer preference, and/or expiring intellectual property rights, government scrutiny, changing regulations, and legal actions.
Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may
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expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by the following bond market risks may vary based on factors disclosed throughout this Prospectus, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
Interest Rate Risk. The Fund’s investments in bonds can be sensitive to interest rate changes and may be affected differently depending on the overall interest rate environment. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
Income Risk. During periods of falling interest rates, the Fund’s income may decline because the Fund may have to invest new cash flow and cash from maturing bonds in bonds with lower yields. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. The Fund could be impacted by factors negatively impacting the issuers of its corporate bond holdings. For example, if a company is restructured, there could be a substantial decline in the credit quality and market value of any bonds issued by that company. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, liquidity in the corporate bond market may be impacted by overall market conditions or by a decline in the availability of credit.
Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. When a bond is called, the principal value of the bond is repaid earlier than anticipated (prepayment) and the investor (in this case, the Fund) no longer receives the interest payments that would have been paid up to the expected maturity date. In addition, bond calls and the resulting prepayments cause the Fund to lose any price appreciation that would have occurred between the time the bond was called and its original maturity date.
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During periods of falling interest rates, it benefits issuers to call bonds with high interest rates. When this occurs, the Fund likely will be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. If the Fund holds multiple callable bonds, frequent bond calls (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
Prepayment Risk. Certain bonds may be repaid in full prior to their maturity dates. Prepayment can be driven by bond calls (see Call Risk) or by borrowers repaying their debt earlier than anticipated (in the case of mortgage-backed, asset-backed, and similar debt securities such as collateralized mortgage obligations). In both cases, prepayment results in the principal value of a bond being repaid prior to its maturity date, resulting in fewer interest payments overall. Prepayments cause the investor (in this case, the Fund) to lose any price appreciation that would have occurred between the time the principal was paid in full and the original maturity date.
Prepayments occur more frequently in low interest rate environments. For example, during periods of falling interest rates, homeowners are more likely to refinance their mortgages, resulting in prepayment of mortgage-backed securities. Similarly, credit card holders are more likely to pay off their credit card bills, resulting in prepayment of asset-backed securities. As an investor in these securities, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. In addition, frequent prepayments (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds would increase the Fund’s turnover rate.
Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. For example, investments in mortgage-backed securities are subject to the risk that homeowners will repay their mortgages more slowly than anticipated during periods of rising interest rates, which would extend the duration of mortgage-backed securities held by the Fund. The proceeds from such securities would then be unavailable to reinvest at higher interest rates.
Active Management. The Fund is actively managed. Active management permits the advisor to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisor achieve the strategy of the Fund. The advisor’s security selection and/or strategy execution could cause the Fund
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to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these
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holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of
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Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is
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not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
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Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Foreign Securities
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Other Types of Investments
The Fund may invest in derivatives such as fixed income futures contracts, options, straddles, credit swaps, interest rate swaps, total return swaps, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements. The Fund may use these contracts to manage currency exposure and to settle trades in a foreign currency.

The Fund may invest in cash equivalent investments (such as repurchase agreements) and securities that are convertible into common stocks. The Fund may also invest modestly in collateralized mortgage obligations (CMOs).
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
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Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, a Delaware limited liability partnership, is an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in client assets. The firm manages the Fund subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Composite Stock/Bond Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the S&P 500 Index and 35% in the Bloomberg U.S. Credit A or Better Bond Index. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended December 31, 2025, the advisory fee represented an effective annual rate of 0.05% of the Fund’s average net assets before a performance-based decrease of 0.01%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management (VPM), may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the
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Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Loren L. Moran, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2006, has been with Wellington Management since 2014, and has managed the fixed income portion of the Fund since 2021 (co-managed since 2017). Education: B.S., Georgetown University.
Daniel J. Pozen, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1999, has been with Wellington Management since 2006, and has managed the stock portion of the Fund since 2019. Education: B.A., Williams College; M.B.A., Dartmouth College (Tuck).
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Balanced Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$24.77	$23.29	$21.72	$28.41	$25.68
Investment Operations
Net Investment Income[1]	.530	.534	.518	.471	.468
Net Realized and Unrealized Gain (Loss) on Investments	3.000	2.752	2.415	(4.277)	4.137
Total from Investment Operations	3.530	3.286	2.933	(3.806)	4.605
Distributions
Dividends from Net Investment Income	(.547)	(.571)	(.464)	(.480)	(.497)
Distributions from Realized Capital Gains	(2.343)	(1.235)	(.899)	(2.404)	(1.378)
Total Distributions	(2.890)	(1.806)	(1.363)	(2.884)	(1.875)
Net Asset Value, End of Period	$25.41	$24.77	$23.29	$21.72	$28.41
Total Return	16.46%	14.80%	14.33%	-14.30%	19.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,820	$3,535	$3,260	$3,142	$3,787
Ratio of Total Expenses to Average Net Assets[2]	0.20%[3]	0.20%[4]	0.21%[4]	0.21%[4]	0.20%
Ratio of Net Investment Income to Average Net Assets	2.22%	2.25%	2.37%	2.05%	1.76%
Portfolio Turnover Rate[5]	68%	64%	40%	40%	33%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.00%), 0.00%, and (0.01%).
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.20%.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.20%, 0.21% and 0.21%, respectively.
5	Includes 0%, 1%, 1%, 7%, and 1%, respectively, attributable to mortgage-dollar-roll activity.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below are the broad-based securities market indexes, as referenced in the Fund’s Average Annual Total Returns table:
Bloomberg U.S. Aggregate Bond Index. An index that is the broadest measure of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
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CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and Bloomberg U.S. Aggregate Bond Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Variable Insurance Funds Balanced Portfolio (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Balanced Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 106 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Capital Growth Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Capital Growth Portfolio (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.33%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.34%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach, investing in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Fund’s portfolio consists predominantly of large- and mid-capitalization stocks.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
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• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Information Technology Sector. From time to time, stocks of companies within the information technology sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the information technology sector.
• Health Care Sector. From time to time, stocks of companies within the health care sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the health care sector.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
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Annual Total Returns — Capital Growth Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	17.13%	June 30, 2020
Lowest	-19.45%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Capital Growth Portfolio	28.98%	13.97%	14.96%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisor
PRIMECAP Management Company (PRIMECAP)
Portfolio Managers
Theo A. Kolokotrones, Chairman Emeritus of PRIMECAP. He has co-managed the Fund since its inception in 2002.
Joel P. Fried, Chairman of PRIMECAP. He has co-managed the Fund since its inception in 2002.
Alfred W. Mordecai, President of PRIMECAP. He has co-managed the Fund since its inception in 2002.
M. Mohsin Ansari, Vice Chairman of PRIMECAP. He has co-managed the Fund since 2007.
James M. Marchetti, Executive Vice President of PRIMECAP. He has co-managed the Fund since 2015.
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Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
5

More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Capital Growth Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisor seeks to achieve the Fund’s investment objective by mainly investing in common stocks of companies that the advisor believes have favorable prospects for capital appreciation and that sell at attractive prices but typically produce little current income. The Fund’s portfolio consists predominantly of large- and mid-capitalization stocks.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisor will select securities to buy and sell based on the advisor’s judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Security Selection
The Fund’s advisor selects common stocks that it believes have above-average earnings growth potential that is not reflected in the current market price. Companies selected for stock purchases typically have strong positions within their industries, increasing sales, improving profitability, good long-term prospects for above-average growth in earnings, and strong management teams.
The advisor attempts to quantify a company’s “fundamental value,” which is the advisor’s estimate of the financial value of the company. The advisor compares the fundamental value with the market price of the company’s stock and then decides whether to purchase the stock mainly on the basis of how attractive its market price is in relation to its fundamental value. Although the Fund invests with a long-term horizon of three to five years, the advisor may sell a stock if its market price appears to have risen above its fundamental value, if other securities appear to be more favorably priced, or if the reasons for which the stock was purchased no longer hold true.
The advisor does not try to make investment decisions based on short-term trends in the stock market. If attractively priced stocks cannot be found, the Fund’s cash levels will increase. Because the advisor’s selections are determined by an analysis of each individual stock, the Fund’s makeup may differ substantially from the overall market’s characteristics. For example, the proportion of the Fund’s assets invested in a particular industry may be significantly larger or smaller than that industry’s representation in the overall stock market.
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Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Capital Growth Portfolio	$184 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Growth Stocks typically represent companies that are expected to deliver above-average increases in revenue, earnings, cash flow, or other similar criteria. These stocks typically reinvest profits into the business rather than paying dividends, which results in low or no dividend yields. Growth stocks often trade at higher valuations relative to financial metrics like price-to-earnings or book value, as their prices are largely based on projections of future performance.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Fund’s focus on mid-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Growth Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform
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differently, generating varying returns. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
Active Management. The Fund is actively managed. Active management permits the advisor to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisor achieve the strategy of the Fund. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Information Technology Sector. From time to time, stocks of companies within the information technology sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the information technology sector. Companies in the information technology sector can be negatively affected by products becoming obsolete due to increased competition or short product life cycles, changing consumer preference, and/or expiring intellectual property rights, government scrutiny, changing regulations, and legal actions.
Health Care Sector. From time to time, stocks of companies within the health care sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the health care sector. Companies in the health care sector can be negatively affected by rising costs of medical products and services, the rapid speed at which many health care products and services become obsolete, the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, labor shortages, litigation and product liability claims, research and development, patent protection and expiring patents, government regulation, and restrictions on government reimbursement for medical expenses.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
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At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent
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leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership
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limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
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In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Foreign Securities
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Other Types of Investments
The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold,
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oil, or wheat), a market index, or a reference rate. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
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Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
PRIMECAP Management Company, 177 East Colorado Blvd., 11th Floor, Pasadena, CA 91105, advisor to the Fund, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefit plans, mutual funds, foundations, and other institutional clients unrelated to Vanguard. As of December 31, 2025, PRIMECAP managed approximately $139 Billion in assets. The firm manages the Fund subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the S&P 500 Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
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For the fiscal year ended December 31, 2025, the advisory fee paid to PRIMECAP represented an effective annual rate of 0.15% of the Fund’s average net assets.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management (VPM), may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Theo A. Kolokotrones, Chairman Emeritus of PRIMECAP. He has worked in investment management since 1970, has managed assets since 1979, has been with PRIMECAP since 1983, and has co-managed the Fund since its inception in 2002. Education: B.A., University of Chicago; M.B.A., Harvard Business School.
Joel P. Fried, Chairman of PRIMECAP. He has worked in investment management since 1985, has been with PRIMECAP since 1986, has managed assets since 1987, and has co-managed the Fund since its inception in 2002. Education: B.S., University of California, Los Angeles; M.B.A., Anderson Graduate School of Business, University of California, Los Angeles.
Alfred W. Mordecai, President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 1997, has managed assets since 1999, and has co-managed the Fund since its inception in 2002. Education: B.S.E., Duke University; M.E.A., Virginia Polytechnic Institute and State University; M.B.A., Harvard Business School.
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M. Mohsin Ansari, Vice Chairman of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 2000, has managed assets since 2007, and has co-managed the Fund since 2007. Education: B.A., Colgate University; B.S., Washington University; M.B.A., Harvard Business School.
James M. Marchetti, Executive Vice President of PRIMECAP. He has worked in investment management and has been with PRIMECAP since 2005, has managed assets since 2014, and has co-managed the Fund since 2015. Education: B.S., Massachusetts Institute of Technology; M.B.A., MIT Sloan School of Management.
Each of these five individuals manages a portion of the Fund autonomously; there is no decision-making by committee. A small portion of the Fund’s assets is managed by individuals in PRIMECAP’s research department.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Capital Growth Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$50.94	$46.38	$38.81	$50.69	$45.21
Investment Operations
Net Investment Income[1]	.541	.545	.534	.468	.356
Net Realized and Unrealized Gain (Loss) on Investments	13.304	5.612	9.693	(7.744)	8.959
Total from Investment Operations	13.845	6.157	10.227	(7.276)	9.315
Distributions
Dividends from Net Investment Income	(.560)	(.565)	(.457)	(.390)	(.480)
Distributions from Realized Capital Gains	(2.405)	(1.032)	(2.200)	(4.214)	(3.355)
Total Distributions	(2.965)	(1.597)	(2.657)	(4.604)	(3.835)
Net Asset Value, End of Period	$61.82	$50.94	$46.38	$38.81	$50.69
Total Return	28.98%	13.41%	27.98%	-15.48%	21.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,389	$1,948	$1,786	$1,419	$1,775
Ratio of Total Expenses to Average Net Assets	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.02%	1.09%	1.28%	1.13%	0.73%
Portfolio Turnover Rate	15%	5%	4%	3%	5%[2]

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
27

Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
28

Securities Market Indexes
Listed below are the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Standard & Poor’s 500 Index. An index that is a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.
The “S&P 500 Index” (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Variable Insurance Funds Capital Growth Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Variable Insurance Funds Capital Growth Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Funds Capital Growth Portfolio particularly or the ability of the “S&P 500 Index” (the “Index”) to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the “S&P 500 Index” (the “Index”) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The “S&P 500 Index” (the “Index”) is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Variable Insurance Funds Capital Growth Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Variable Insurance Funds Capital Growth Portfolio into consideration in determining, composing or calculating the “S&P 500 Index” (the “Index”). S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Variable Insurance Funds Capital Growth Portfolio or the timing of the issuance or sale of Vanguard Variable Insurance Funds Capital Growth Portfolio or in the determination or calculation of the equation by which Vanguard Variable Insurance Funds Capital Growth Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Variable Insurance Funds Capital Growth Portfolio. There is no assurance that investment products based on the “S&P 500 Index” (the “Index”) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P
29

DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD VARIABLE INSURANCE FUNDS CAPITAL GROWTH PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
30

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Capital Growth Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 277 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Conservative Allocation Portfolio
Moderate Allocation Portfolio

This Prospectus contains financial data for the Funds through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Conservative Allocation Portfolio
Investment Objective
Vanguard Variable Insurance Funds Conservative Allocation Portfolio (the “Fund”) seeks to provide current income and low to moderate capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	0.12%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a mix of Vanguard mutual funds and other portfolios of Vanguard Variable Insurance Funds (collectively, the “Underlying Funds”) according to an asset allocation strategy that reflects an allocation of approximately 60% of the Fund’s assets to fixed income securities and 40% to common stocks. The targeted percentage of the Fund’s assets allocated to the underlying asset classes is:

• U.S. fixed income securities - 42%
• Large-cap U.S. stocks - 21%
• Foreign fixed income securities - 18%
• Foreign stocks - 16%
• Small- and mid-cap U.S. stocks - 3%

The Fund’s indirect fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by the advisor, typically with foreign currency exchange forward contracts, to minimize foreign currency exposure). The Fund’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks.

The Fund uses its investment in large-cap U.S. stocks and small- and mid-cap U.S. stocks to gain exposure to the overall domestic stock market. Although the percentage of the Fund’s assets invested in either of these two asset classes may deviate slightly from the target allocation, the combination of the two asset classes will equal approximately 24% of the Fund’s assets in the aggregate.

The board of trustees of Vanguard Variable Insurance Funds may change the targeted allocation to the underlying asset classes without shareholder approval.

Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. Certain Underlying Funds invest in bonds. As a result, these Underlying Funds may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which an Underlying Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in an Underlying Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s and/or an Underlying Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to an Underlying Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If an Underlying Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by an Underlying Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Underlying Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase an Underlying Fund’s turnover rate.
• Prepayment Risk. Certain bonds held by the Underlying Funds are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Underlying Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Underlying Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by an Underlying Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments.
• Investing in Equity Markets. Certain Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to these Underlying Funds.

• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Underlying Fund invests a large portion of their assets in securities of companies located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of the Underlying Funds’ investments in such country or region.
• Currency Risk. Certain Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to an Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of an Underlying Fund’s holdings.
• Currency Hedging. Certain Underlying Funds may attempt to offset currency risk through a hedging strategy; however, by doing so, these Underlying Funds may not be able to capture gains that they could otherwise realize if they did not have a hedging strategy. It generally is not possible to perfectly hedge the risk posed by foreign currency exposure. Hedging transactions can increase transaction costs and subject an Underlying Fund to the risk that a counterparty is unable to fulfill its contractual obligation, in which case the Underlying Fund could be subject to additional loss.
• Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.

• Allocation to Underlying Funds. The advisor’s selection of Underlying Funds, and the allocation of a high percentage of the Fund’s assets to a relatively few number of Underlying Funds, may cause the Fund to be hurt disproportionately by the poor performance of any one Underlying Fund or to underperform other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Conservative Allocation Composite Index is weighted 42% Bloomberg U.S. Aggregate Float Adjusted Index, 24% S&P Total Market Index, 18% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 16% FTSE Global All Cap ex US Index as of April 28, 2017. Previously, the composite was weighted 48% Bloomberg U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12% FTSE Global All Cap ex US Index through April 27, 2017. International stock benchmark returns are adjusted for withholding taxes. The Fund’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.

Annual Total Returns — Conservative Allocation Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	9.74%	June 30, 2020
Lowest	-9.15%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Conservative Allocation Portfolio	12.73%	4.22%	6.14%
Conservative Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)	12.90%	4.48%	6.38%
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	7.21	-0.37	2.05
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Roger A. Aliaga-Diaz, Ph.D., Portfolio Manager at VCM. He has co-managed the Fund since 2023.
Aurélie Denis, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2023.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has co-managed the Fund since 2023.
Walter Nejman, Portfolio Manager at VCM. He has co-managed the Fund since 2013.

Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Moderate Allocation Portfolio
Investment Objective
Vanguard Variable Insurance Funds Moderate Allocation Portfolio (the “Fund”) seeks to provide current income and low to moderate capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	0.12%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a mix of Vanguard mutual funds and other portfolios of Vanguard Variable Insurance Funds (collectively, the “Underlying Funds”) according to an asset allocation strategy that reflects an allocation of approximately 60% of the Fund’s assets to common stocks and 40% to fixed income securities. The targeted percentage of the Fund’s assets allocated to the underlying asset classes is:

• Large-cap U.S. stocks - 32%
• U.S. fixed income securities - 28%
• Foreign stocks - 24%
• Foreign fixed income securities - 12%
• Small- and mid-cap U.S. stocks - 4%

The Fund’s indirect stock holdings are a diversified mix of U.S. and foreign large-, mid-, and small-capitalization stocks. The Fund’s indirect fixed income holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by the advisor, typically with foreign currency exchange forward contracts, to minimize foreign currency exposure).

The Fund uses its investment in large-cap U.S. stocks and small- and mid-cap U.S. stocks to gain exposure to the overall domestic stock market. Although the percentage of the Fund’s assets invested in either of these two asset classes may deviate slightly from the target allocation, the combination of the two asset classes will equal approximately 36% of the Fund’s assets in the aggregate.

The board of trustees of Vanguard Variable Insurance Funds may change the targeted allocation to the underlying asset classes without shareholder approval.

Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. Certain Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to these Underlying Funds.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Investing in Bond Markets. Certain Underlying Funds invest in bonds. As a result, these Underlying Funds may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which an Underlying Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in an Underlying Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s and/or an Underlying Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to an Underlying Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If an Underlying Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by an Underlying Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Underlying Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase an Underlying Fund’s turnover rate.
• Prepayment Risk. Certain bonds held by the Underlying Funds are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Underlying Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Underlying Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by an Underlying Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Underlying Fund invests a large portion of their assets in securities of companies located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of the Underlying Funds’ investments in such country or region.
• Currency Risk. Certain Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to an Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of an Underlying Fund’s holdings.
• Currency Hedging. Certain Underlying Funds may attempt to offset currency risk through a hedging strategy; however, by doing so, these Underlying Funds may not be able to capture gains that they could otherwise realize if they did not have a hedging strategy. It generally is not possible to perfectly hedge the risk posed by foreign currency exposure. Hedging transactions can increase transaction costs and subject an Underlying Fund to the risk that a counterparty is unable to fulfill its contractual obligation, in which case the Underlying Fund could be subject to additional loss.
• Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying

Funds, including the risk that the Underlying Funds will not meet their investment objectives.
• Allocation to Underlying Funds. The advisor’s selection of Underlying Funds, and the allocation of a high percentage of the Fund’s assets to a relatively few number of Underlying Funds, may cause the Fund to be hurt disproportionately by the poor performance of any one Underlying Fund or to underperform other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Moderate Allocation Composite Index is weighted 36% S&P Total Market Index, 28% Bloomberg U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Global Aggregate ex USD Float Adjusted RIC Capped Index (USD Hedged) as of April 28, 2017. Previously, the composite was weighted 42% S&P Total Market Index, 32% Bloomberg U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) through April 27, 2017. International stock benchmark returns are adjusted for withholding taxes. The Fund’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.

Annual Total Returns — Moderate Allocation Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	13.26%	June 30, 2020
Lowest	-12.77%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Moderate Allocation Portfolio	16.19%	6.51%	8.14%
Moderate Allocation Composite Index (reflects no deduction for fees, expenses, or taxes)	16.41%	6.83%	8.43%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	7.21	-0.37	2.05
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Roger A. Aliaga-Diaz, Ph.D., Portfolio Manager at VCM. He has co-managed the Fund since 2023.
Aurélie Denis, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2023.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has co-managed the Fund since 2023.
Walter Nejman, Portfolio Manager at VCM. He has co-managed the Fund since 2013.

Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

More on the Funds
This Prospectus provides information about the following Vanguard funds (each, a “Fund” and collectively, the “Funds”):
• Vanguard Variable Insurance Funds Conservative Allocation Portfolio
• Vanguard Variable Insurance Funds Moderate Allocation Portfolio
Each Fund is a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this prospectus will help you decide whether a Fund is the right investment for you. Each Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of a Fund directly, but only through an annuity or life insurance contract offered by an insurance company. Each Fund is separate from other Vanguard mutual funds, even when a Fund and a Vanguard mutual fund have the same investment objective and advisor. Each Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.

As you consider an investment in a Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in a Fund, you will pay a proportionate share of the fees and expenses associated with a Fund’s investments in the Underlying Funds, including the costs of operating the Underlying Funds and any transaction costs incurred when the Underlying Funds buy or sell securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Underlying Funds achieve. Even seemingly small differences can, over time, have a dramatic effect on the Underlying Funds’ performance, which in turn can impact a Fund’s performance.

Investment Objectives and More on Principal Investment Strategies
In this section, you will find more information about each Fund’s investment objective and the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees each Fund’s management. The Board may approve changes to a Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objectives
The Funds’ investment objectives are as follows:
• Vanguard Variable Insurance Funds Conservative Allocation Portfolio seeks to provide current income and low to moderate capital appreciation.
• Variable Insurance Funds Moderate Allocation Portfolio seeks to provide current income and low to moderate capital appreciation.
Each Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
Implementation of Investment Objectives
Each Fund is a balanced fund. Balanced funds generally seek to provide some combination of current income and capital appreciation by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to economic events and influences, a balanced fund should experience less volatility than a fund investing exclusively in stocks. Each Fund is a fund of funds that seeks to achieve its investment objective primarily by investing in Underlying Funds rather than in individual securities.
What is Asset Allocation?
Asset allocation – that is, dividing your investment among bonds, stocks, and short-term investments – is one of the most critical decisions you can make as an investor. The best asset mix for you will depend on your personal investment objective, time horizon, and risk tolerance. Some balanced funds maintain set asset allocations, while other balanced funds have asset allocations that change over time.

The Funds offer two preset asset allocation strategies. The asset allocation for each Vanguard Allocation Portfolio reflects its greater or lesser emphasis on pursuing current income or capital growth, providing investors with a simple way to meet typical investment needs at different stages of life. The following table illustrates the targeted asset allocation range for each Fund:
Vanguard Fund	Stocks	Fixed Income Securities
Vanguard Variable Insurance Funds Conservative Allocation Portfolio	40%	60%
Vanguard Variable Insurance Funds Moderate Allocation Portfolio	60%	40%
The Board allocates each Fund’s assets among the equity and fixed income asset classes and Underlying Funds based on the Fund’s investment objective and policies. The Board may change these asset allocations and the mix of Underlying Funds from time to time without shareholder approval. The Board may also add or remove underlying funds without shareholder approval.
Security Selection
Each Fund invests in a mix of Underlying Funds that hold U.S. and foreign stocks and fixed income securities in order to pursue a target allocation of stocks and bonds. The following table shows the targeted percentages for each Fund’s assets allocated to the underlying asset classes:
	Underlying Asset Class
Vanguard Allocation Portfolios	U.S. Fixed Income Securities	Large-Cap U.S. Stocks	Foreign Fixed Income Securities	Foreign Stocks	Small- and Mid-Cap U.S. Stocks	Totals[1]
Conservative Allocation Portfolio	42%	21%	18%	16%	3%	100%
Moderate Allocation Portfolio	28%	32%	12%	24%	4%	100%
1 Due to rounding, the total percentage may not be equal to 100%.
Underlying Funds. The following paragraphs briefly describe the Underlying Funds in which the Funds currently intend to invest. More information regarding each Underlying Fund can be found in its prospectus.
• Vanguard Variable Insurance Funds Equity Index Portfolio seeks to track the performance of the S&P 500 Index, a float-adjusted market cap-weighted index which includes 500 of the top companies in leading industries of the U.S. economy and covers approximately 80% of available market capitalization.
• Vanguard Extended Market Index Fund seeks to track the performance of the S&P Completion Index, a float-adjusted market cap weighted index consisting of the stocks of small and mid-size U.S. companies.
• Vanguard Total International Stock Index Fund seeks to track the performance of the FTSE Global All Cap ex US Index, a float-adjusted market-capitalization weighted index designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States.
• Vanguard Variable Insurance Funds Total Bond Market Index Portfolio seeks to track the performance of the Bloomberg U.S. Aggregate Float Adjusted Index which measures the performance of a wide spectrum of public, investment-grade, taxable bonds in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.
• Vanguard Total International Bond Index Fund seeks to track the performance of the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), a market-value-weighted index that provides a broad-based measure of the global, investment-grade, fixed-rate bond markets. This index includes government, government agency, corporate, and securitized investment-grade bonds of issuers located in developed and emerging markets, all issued in currencies other than the U.S. dollar and with maturities of more than one year. The Underlying Index is capped to comply with investment company diversification standards of the Internal Revenue Code, but is not designed to satisfy the diversification requirements of the Investment Company Act of 1940. To correlate to the returns of this index (which is U.S.-dollar hedged) and to minimize the currency risk associated with foreign currency bonds, this Underlying Fund seeks to hedge its foreign currency exposure.
The Funds’ investments in the Underlying Funds may be affected by a variety of factors. For example, an Underlying Fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different Underlying Fund.
Underlying Fund Investments. By owning shares of Underlying Funds, each Fund invests indirectly, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each Fund also invests in foreign stocks. Through their investments in one underlying fund (Vanguard Variable Insurance Funds Equity Index Portfolio), each Fund holds a representative sample of the stocks that make up the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (Vanguard Extended Market Index Fund), each Fund holds a representative sample of the stocks that make up the S&P Completion Index, which represents mid- and small-capitalization stocks.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there are no “official” definitions of small-, mid-, and large cap and that market capitalization ranges can change over time.

A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of the calendar year ended December 31, 2025, the weighted average of the asset-weighted median market capitalizations of the underlying U.S. equity funds’ stock holdings for Vanguard Variable Insurance Funds Conservative Allocation Portfolio was approximately $126 billion, and approximately $126 billion for Vanguard Variable Insurance Funds Moderate Allocation Portfolio.
Because each Fund invests in Vanguard Variable Insurance Funds Equity Index Portfolio and Vanguard Extended Market Index Fund so as to gain exposure to the overall U.S. stock market, each Fund may shift its holdings between these two underlying funds to remain proportionate with the overall U.S. stock market.
Each Fund also invests in Vanguard Total International Stock Index Fund. As of the calendar year ended December 31, 2025, the underlying foreign equity fund’s stock holdings had an asset-weighted median market capitalization of approximately $48 million.
By owning shares of Underlying Funds, each Fund also indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.
By owning shares of Vanguard Variable Insurance Funds Total Bond Market Index Portfolio, each Fund indirectly invests, to varying degrees, in U.S. government and U.S. corporate bonds, as well as in mortgage-backed and asset-backed securities. By owning shares of Vanguard Total International Bond Index Fund, each Fund indirectly invests in currency-hedged foreign bonds.
As of the calendar year ended December 31, 2025, the bonds in the domestic fixed income Underlying Fund maintained a dollar-weighted average maturity ranging from less than a year to 97 years. The bonds in the international fixed income Underlying Fund also maintained a dollar-weighted average maturity ranging from less than a year to 96 years.
Additional Information Regarding the Underlying Funds’ Investments
The Underlying Funds’ stock investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.

• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
The Underlying Funds’ bond investments are described in more detail below.
What are Bonds?
Generally speaking, a bond represents a debt or loan issued by, for example, a corporation, a government, or a financial institution. In most instances, the issuer agrees to pay the bondholder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the bond in full on a specified maturity date. The income earned by a bond (or its yield, when expressed as a percentage of the bond’s price) can vary based on its maturity. Longer-term bonds tend to have higher yields than shorter-term bonds, but are more sensitive to fluctuations in value. By contrast, shorter-term bonds are less likely to fluctuate in value, but tend to have lower yields. A bond’s duration is a measure of how sensitive its price is to changes in interest rates. For example, if a bond has a duration of 2 years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%. A bond’s credit quality rating is an assessment of the issuer’s ability to make timely interest payments and repay the bond in full on its stated maturity date. The higher a bond’s credit quality, the greater the perceived chance that the issuer will meet its payment obligations (and vice versa). Investment-grade bonds are those whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by an advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Below investment-grade securities, which include bonds commonly known as “junk bonds,” have lower credit quality ratings.

• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Corporate Bonds are issued by businesses that want to borrow money for some purpose, often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds. For example, companies with lower credit ratings generally need to offer a higher interest rate in order to obtain buyers for their bonds.
• Mortgage-Backed Securities represent partial ownership in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private corporations (non-agency mortgage-backed securities) or government issuers (agency mortgage-backed securities) for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
As discussed under U.S. Government and Agency Securities, most mortgage-backed securities issued by U.S. government entities or government-sponsored enterprises are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. One exception is securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government.
• Asset-Backed Securities represent a participation in, or are secured by and payable from, pools of underlying assets such as bank loans or credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for the purpose of issuing such securities, and their value depends on repayments by underlying borrowers. The maturities of asset-backed securities are driven by borrowers’ prepayments, making them difficult to predict.
• Foreign Currency Bonds are issued by foreign governments, government agencies, and companies and are denominated in the local currency of the foreign issuer.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. Each Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective. Because each Fund invests substantially all of its assets in Underlying Funds, it is exposed to all of the risks associated with the investment strategies and policies of the Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
More on Principal Risks
General Market Risk. The markets in which the Funds and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Funds’ investments, thereby resulting in potential losses to the Funds over short or long periods.
Investing in Equity Markets. Certain Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to these Underlying Funds.
Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of funds that are focused on a broader representation of the stock market.
Investing in Bond Markets. Certain Underlying Funds invest in bonds. As a result, these Underlying Funds. As a result, these Underlying Funds may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which an Underlying Fund is impacted by the following bond market risks may vary based on factors disclosed in the Underlying Funds’ prospectuses, such as the types of bonds in which the Underlying Funds invest and the overall credit quality, average maturity, and/or average duration of the Underlying Funds’ bond holdings.
Interest Rate Risk. A Fund’s indirect investments in bonds can be sensitive to interest rate changes and may be affected differently depending on the overall interest rate environment. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in an Underlying Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
Income Risk. During periods of falling interest rates, a Fund’s and/or an Underlying Fund’s income may decline because an Underlying Fund may have to invest new cash flow and cash from maturing bonds in bonds with lower yields. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to an Underlying Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. An Underlying Fund could be impacted by factors negatively impacting the issuers of its corporate bond holdings. For example, if a company is restructured, there could be a substantial decline in the credit quality and market value of any bonds issued by that company. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If an Underlying Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, liquidity in the corporate bond market may be impacted by overall market conditions or by a decline in the availability of credit.
Call Risk. Certain bonds held by an Underlying Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. When a bond is called, the principal value of the bond is repaid earlier than anticipated (prepayment) and the investor (in this case, an Underlying Fund) no longer receives the interest payments that would have been paid up to the expected maturity date. In addition, bond calls and the resulting prepayments cause an Underlying Fund to lose any price appreciation that would have occurred between the time the bond was called and its original maturity date.
During periods of falling interest rates, it benefits issuers to call bonds with high interest rates. When this occurs, an Underlying Fund likely will be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments. If an Underlying Fund holds multiple callable bonds, frequent bond calls (as is likely during periods of falling interest rates) and an Underlying Fund’s subsequent reinvestment of the proceeds also would increase an Underlying Fund’s turnover rate.
Prepayment Risk. Certain bonds held by the Underlying Funds may be repaid in full prior to their maturity dates. Prepayment can be driven by bond calls (see Call Risk) or by borrowers repaying their debt earlier than anticipated (in the case of mortgage-backed, asset-backed, and similar debt securities such as collateralized mortgage obligations). In both cases, prepayment results in the principal value of a bond being repaid prior to its maturity date, resulting in fewer interest payments overall. Prepayments cause the investor (in this case, an Underlying Fund) to lose any price appreciation that would have occurred between the time the principal was paid in full and the original maturity date.
Prepayments occur more frequently in low interest rate environments. For example, during periods of falling interest rates, homeowners are more likely to refinance their mortgages, resulting in prepayment of mortgage-backed securities. Similarly, credit card holders are more likely to pay off their credit card bills, resulting in prepayment of asset-backed securities. As an investor in these securities, an Underlying Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments. In addition, frequent prepayments (as is likely during periods of falling interest rates) and an underlying Fund’s subsequent reinvestment of the proceeds would increase an Underlying Fund’s turnover rate.
Extension Risk. During periods of rising interest rates, certain bonds held by an Underlying Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. For example, investments in mortgage-backed securities are subject to the risk that homeowners will repay their mortgages more slowly than anticipated during periods of rising interest rates, which would extend the duration of mortgage-backed securities held by an Underlying Fund. The proceeds from such securities would then be unavailable to reinvest at higher interest rates.
Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. The performance of a fund that invests significantly in one or more countries or regions will be closely tied to factors within that country or region. These factors may include currency, economic, political, and/or regulatory conditions and developments. An Underlying Fund’s performance, and therefore the Fund’s performance, may be affected disproportionately compared to a fund that does not invest significantly in such countries or regions.
Currency Risk. Certain Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to an Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of an Underlying Fund’s holdings.
Currency Hedging. Certain Underlying Funds may attempt to offset currency risk through a hedging strategy; however, by doing so, these Underlying Funds may not be able to capture gains that they could otherwise realize if they did not have a hedging strategy. It generally is not possible to perfectly hedge the risk posed by foreign currency exposure. Hedging transactions can increase transaction costs. In addition, if a counterparty, typically a financial institution, is unable to fulfill its contractual obligations related to the trading of currency hedging contracts, an Underlying Fund may experience delayed, partial, or nonpayment of obligations due under the currency contract. As a result, an Underlying Fund’s ability to be made whole may be delayed or impaired and an Underlying Fund may experience a loss.
Underlying Funds Risk. Each Fund invests substantially all of its assets in Underlying Funds. This means that each Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives. Each Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests, and each Fund’s performance is directly related to the performance of the Underlying Funds.
Allocation to Underlying Funds. The advisor’s selection of Underlying Funds, and the allocation of a high percentage of each Fund’s assets to a relatively few number of Underlying Funds, may cause each Fund to be hurt disproportionately by the poor performance of any one Underlying Fund or to underperform other funds with a similar investment objective. Although a Fund’s advisor may also serve as the advisor to one or more of its Underlying Funds, its Underlying Funds may change their investment objectives or investment strategies without the Fund’s approval, which could force the Fund to reduce or eliminate its allocation to an Underlying Fund at an unfavorable time.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Funds and/or the Underlying Funds, including their abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Funds’ and/or Underlying Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Funds and the Underlying Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.

A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Each Underlying Fund may invest in derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose an Underlying Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing an Underlying Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time an Underlying Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require an Underlying Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, an Underlying Fund may experience a loss. A liquid market may not always exist for an Underlying Fund’s derivatives positions. An Underlying Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to that Underlying Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund.
Derivatives may not perform as intended, which may result in losses to an Underlying Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of an Underlying Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.

Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund of funds will vary based on several factors, including, but not limited to, its underlying funds’ investment strategies and their current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.

There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, each Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Other Types of Investments
Each Underlying Fund may invest in derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Funds and the Underlying Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. However, an Underlying Fund may use derivatives as an alternate means to obtain economic exposure if the Underlying Fund is required to limit its investment in a particular issuer or industry.
Cash Management
Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
Each Fund and/or each Underlying Fund may temporarily depart from its normal investment policies and strategies when its advisor believes that doing so is in the fund’s best interest, so long as the strategy or policy employed is consistent with the fund’s investment objective. For instance, a Fund or an Underlying Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with its investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when a Fund or an Underlying Fund receives large cash flows that it cannot prudently invest immediately.

Portfolio Holdings
Please consult the Funds' Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of each Fund’s portfolio holdings.
Management and Distribution of the Funds
Each Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
According to an agreement applicable to the Funds and Vanguard, the Funds’ direct expenses may be offset by (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

Accordingly, all expenses for services provided by Vanguard to the Funds and all other expenses incurred by the Funds are expected to be borne by the Underlying Funds. The Funds’ shareholders bear the fees and expenses associated with the Funds’ investments in the Underlying Funds.

How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM) by (1) maintaining each Fund’s allocation to its Underlying Funds, and (2) providing investment advisory services to those Underlying Funds pursuant to the Funds’ Service Agreement (FSA) and an intercompany service agreement between Vanguard and VCM (ISA), and subject to the supervision and oversight of the trustees and officers of the Underlying Funds. The Investment Strategy Group establishes and reviews the asset allocation targets of the Funds and determines whether any changes are required to best enable each Fund to achieve its investment objective. VCM’s Global Equity Index Management team implements the asset allocation targets and performs other portfolio management functions for the Funds. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Funds pursuant to the FSA and ISA, and subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
Each Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Funds‘ sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to a Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of each Fund’s investment advisory arrangement is available in each Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on each Fund’s website.
The managers primarily responsible for the day-to-day management of the Funds are:
Roger A. Aliaga-Diaz, Ph.D., Portfolio Manager at VCM. He has been with Vanguard since 2007, has worked in investment management since 2010, has managed investment portfolios since 2023, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2023. Education: B.A., Universidad Nacional de Córdoba, Argentina; Ph.D., North Carolina State University.

Aurélie Denis, CFA, Portfolio Manager at VCM. She has been with Vanguard since 2016, has worked in investment management since 2017, has managed investment portfolios since 2023, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2023. Education: B.S., Pennsylvania State University.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has been with Vanguard since 1998, has worked in investment management since 2000, had previously managed investment portfolios from 2009-2019, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2023. Education: B.S., Bloomsburg University of Pennsylvania; M.S., Drexel University.
Walter Nejman, Portfolio Manager at VCM. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Conservative Allocation and Moderate Allocation Portfolios since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.
The Funds' Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Investing in Vanguard Funds
Each Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of each Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect each Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
Each Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in a Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of a Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of a Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from a Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of a Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, each Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, the Fund may sell a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. Each Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Each Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at each Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the Underlying Funds hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The Funds’ NAV is calculated based upon the values of the Underlying Funds. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares are valued at the market value of those shares. The prospectuses for the Underlying Funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.

Each Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
Each Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. Each Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
Each Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Funds must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Funds' Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s and/or an Underlying Fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and/or an Underlying Fund and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund and/or Underlying Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Funds are net of the Funds’ operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

Conservative Allocation Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$24.93	$24.44	$22.75	$28.60	$28.40
Investment Operations
Net Investment Income[1]	.757	.670	.626	.456	.613
Capital Gain Distributions Received[1]	.110	.192	.155	.295	.345
Net Realized and Unrealized Gain (Loss) on Investments	2.132	.909	1.969	(4.840)	.664
Total from Investment Operations	2.999	1.771	2.750	(4.089)	1.622
Distributions
Dividends from Net Investment Income	(.677)	(.693)	(.462)	(.639)	(.440)
Distributions from Realized Capital Gains	(.792)	(.588)	(.598)	(1.122)	(.982)
Total Distributions	(1.469)	(1.281)	(1.060)	(1.761)	(1.422)
Net Asset Value, End of Period	$26.46	$24.93	$24.44	$22.75	$28.60
Total Return	12.73%	7.49%	12.51%	-14.90%	5.99%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$531	$469	$467	$432	$549
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.00%	2.73%	2.71%	1.89%	2.17%
Portfolio Turnover Rate	13%	9%	13%	10%	12%

1	Calculated based on average shares outstanding.

Moderate Allocation Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$30.75	$29.11	$26.65	$33.89	$32.45
Investment Operations
Net Investment Income[1]	.834	.751	.694	.533	.691
Capital Gain Distributions Received[1]	.206	.360	.265	.443	.470
Net Realized and Unrealized Gain (Loss) on Investments	3.600	1.820	3.008	(6.147)	1.977
Total from Investment Operations	4.640	2.931	3.967	(5.171)	3.138
Distributions
Dividends from Net Investment Income	(.787)	(.712)	(.581)	(.723)	(.496)
Distributions from Realized Capital Gains	(1.323)	(.579)	(.926)	(1.346)	(1.202)
Total Distributions	(2.110)	(1.291)	(1.507)	(2.069)	(1.698)
Net Asset Value, End of Period	$33.28	$30.75	$29.11	$26.65	$33.89
Total Return	16.19%	10.32%	15.55%	-15.93%	10.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$742	$678	$655	$550	$742
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.12%	0.13%	0.13%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.67%	2.51%	2.54%	1.88%	2.09%
Portfolio Turnover Rate	10%	10%	8%	11%	10%

1	Calculated based on average shares outstanding.

Additional Information
A Precautionary Note to Investment Companies. Each Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. Each Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Securities Market Indexes
Listed below are the broad-based securities market indexes, as referenced in the Funds’ Average Annual Total Returns tables:
Bloomberg U.S. Aggregate Float Adjusted Index. An index that is the broadest representation of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings and maturities of 1 year or more. This Index weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities.
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and Bloomberg U.S. Aggregate Float Adjusted Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Variable Insurance Funds Conservative Allocation Portfolio and Vanguard Variable Insurance Funds Moderate Allocation Portfolio (the “Funds”) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities or commodities generally or in the Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Funds into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Funds, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUNDS OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Conservative Allocation and Moderate Allocation Portfolios, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Funds are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Funds’ Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 710 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Diversified Value Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Diversified Value Portfolio (the “Fund”) seeks to provide long-term capital appreciation and income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.27%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.28%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$29	$90	$157	$356
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing mainly in large- and mid-capitalization U.S. companies whose stocks are considered by an advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that an advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same
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levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
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Annual Total Returns — Diversified Value Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	19.06%	June 30, 2020
Lowest	-25.72%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Diversified Value Portfolio	16.83%	13.24%	11.76%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisors
Aristotle Capital Management, LLC (Aristotle Capital)

Harris Associates L.P. (Harris)

Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)
Portfolio Managers
Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has co-managed a portion of the Fund since 2025.
Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has co-managed a portion of the Fund since 2025.
Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Fund since 2025.
Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Fund since 2025.
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William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has co-managed a portion of the Fund since 2025.
George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2019.
Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has co-managed a portion of the Fund since 2019.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Diversified Value Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation and income.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisors seek to achieve the Fund’s investment objective by investing mainly in large- and mid-capitalization U.S. companies whose stocks are considered by an advisor to be undervalued.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisors will select securities to buy and sell based on the advisors’ judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Security Selection
The Fund uses multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. Each advisor buys and sells securities according to its evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. An advisor will sell a security when, in the advisor’s view, it is no longer attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Although each advisor uses a different process to select securities, each is committed to investing in large- and mid-cap stocks that, in the advisor’s opinion, are undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor believes are trading at prices that are below average in relation to measures such as earnings and book value. These stocks often have above-average dividend yields. Different advisors may reach different conclusions on the same security.

Aristotle Capital employs a research-driven, bottom-up, quality-value-catalyst approach, seeking to invest in high-quality companies available at attractive valuations with company-specific catalysts. The focus on company quality is designed to provide downside protection while not sacrificing upside potential.

Harris employs a flexible value-investing approach, adhering to an independent, fundamental, and bottom-up idea generation process. Generalist analysts rely on intensive fundamental research across different industries to identify investment opportunities, and ideas that meet valuation, business, and management criteria are then vetted by the firm’s investment.

Hotchkis and Wiley invests mainly in large-cap common stocks with value-oriented characteristics. The advisor follows a disciplined investment
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approach, focusing on investment parameters such as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Diversified Value Portfolio	$133 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Fund’s focus on mid-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Value Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform
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differently, generating varying returns. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Active Management. The Fund is actively managed. Active management permits the advisors to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisors achieve the strategy of the Fund. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken
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by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable
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contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is
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that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
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There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Foreign Securities
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 30% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Other Types of Investments
The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
Administration of Assets
Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management (VPM), administers a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. The Fund may invest these assets in equity futures, which are a type of derivative, and/or shares of ETFs, including Vanguard equity ETF shares. These equity futures and ETFs typically provide
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returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund. The Board designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
Aristotle Capital Management, LLC, 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025, is an investment advisory firm founded in 2010. As of December 31, 2025, Aristotle Capital managed approximately $52 billion in assets.
Harris Associates, L.P., 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606, is an investment advisory firm founded in 1976. As of December 31, 2025, Harris managed approximately $110 billion in assets.
Hotchkis and Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, is an investment advisory firm founded in 1980. As of December 31, 2025, Hotchkis and Wiley managed approximately $37 billion in assets. Hotchkis and Wiley has managed a portion of the Fund since 2019.
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the
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cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Value Index over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended December 31, 2025, the aggregate advisory fee represented an effective annual rate of 0.11% of the Fund’s average net assets before a performance-based decrease of 0.01%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VPM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has worked in investment management since 1985, has managed investment portfolios since 1992, has been with Aristotle Capital since 2010, and has co-managed a portion of the Fund since 2025. Education: B.S. and M.S., Stanford University; M.B.A., Harvard Business School.
Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has worked in investment management since 2006, has managed investment portfolios since 2008, has been with Aristotle Capital since 2014, and has co-managed a portion of the Fund since 2025. Education: B.S., Arizona State University; M.B.A., University of Southern California.
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Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 1999, has managed investment portfolios since 2011, has been with Harris since 2012, and has co-managed a portion of the Fund since 2025. Education: B.A., Duke University.
Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 2002, has been with Harris since 2013, has managed investment portfolios since 2020, and has co-managed a portion of the Fund since 2025. Education: B.A., University of Wisconsin-Madison.
William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has worked in investment management since 1981, has been with Harris since 1983, has managed investment portfolios since 1996, and has co-managed a portion of the Fund since 2025. Education: B.S., University of Minnesota; M.S., University of Wisconsin-Madison.
George H. Davis, Jr., Executive Chairman and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since 1983, has been with Hotchkis and Wiley since 1988, and has co-managed a portion of the Fund since 2019. Education: B.A. and M.B.A., Stanford University.
Scott McBride, CFA, Chief Executive Officer and Portfolio Manager of Hotchkis and Wiley. He has worked in investment management since joining Hotchkis and Wiley in 2001, has managed investment portfolios since 2004, and has co-managed a portion of the Fund since 2019. Education: B.A., Georgetown University; M.B.A., Columbia University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, the Fund may sell a cross section of its holdings to meet redemptions, while also
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factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s
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properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
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When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
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Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract
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owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on
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transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Diversified Value Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$16.65	$15.63	$14.01	$17.45	$13.74
Investment Operations
Net Investment Income[1]	.249	.264	.245	.204	.183
Net Realized and Unrealized Gain (Loss) on Investments	2.232	1.988	2.384	(2.034)	3.940
Total from Investment Operations	2.481	2.252	2.629	(1.830)	4.123
Distributions
Dividends from Net Investment Income	(.267)	(.267)	(.210)	(.181)	(.174)
Distributions from Realized Capital Gains	(1.394)	(.965)	(.799)	(1.429)	(.239)
Total Distributions	(1.661)	(1.232)	(1.009)	(1.610)	(.413)
Net Asset Value, End of Period	$17.47	$16.65	$15.63	$14.01	$17.45
Total Return	16.83%	14.89%	20.13%	-11.49%	30.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,443	$1,360	$1,147	$1,070	$1,229
Ratio of Total Expenses to Average Net Assets[2]	0.28%	0.28%[3]	0.29%	0.29%	0.28%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.63%	1.71%	1.38%	1.14%
Portfolio Turnover Rate	79%	35%	19%	25%	25%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.28%.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below are the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Russell 1000 Value Index. An index that measures the performance of those Russell 1000 companies with lower price/book ratios and lower predicted growth rates.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Diversified Value Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 278 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Equity Income Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Equity Income Portfolio (the “Fund” ) seeks to provide an above-average level of current income and reasonable long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.28%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.29%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach, investing mainly in common stocks of mid-size and large companies whose stocks typically pay above-average levels of dividend income and are, in the opinion of the purchasing advisor, undervalued relative to similar stocks. In addition, the Fund generally invests in companies believed to be committed to paying consistent dividends. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. For purposes of the 80% policy, equity securities include common stocks, preferred stocks, warrants to purchase common stocks and preferred stocks, depositary receipts, and other securities with equity characteristics. The Fund uses multiple investment advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
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• Dividend Investing. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform other funds that invest without consideration of a company’s track record of paying dividends.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Equity Income Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	13.78%	December 31, 2022
Lowest	-22.71%	March 31, 2020
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Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Equity Income Portfolio	16.80%	12.59%	11.52%
FTSE High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	15.50%	12.75%	11.38%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisors
Wellington Management Company LLP (Wellington Management)

The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Matthew C. Hand, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since 2021.
Sharon Hill, Ph.D., Senior Portfolio Manager at VPM. She has managed a portion of the Fund since 2021.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
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Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Equity Income Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide an above-average level of current income and reasonable long-term capital appreciation.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisors seek to achieve the Fund’s investment objective by investing mainly in common stocks of mid-size and large companies whose stocks typically pay above-average dividends and are, in the opinion of the purchasing advisor, undervalued relative to similar stocks. In addition, the Fund generally invests in companies believed to be committed to paying consistent dividends.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisors will select securities to buy and sell based on the advisors’ judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. For purposes of the 80% policy, equity securities include common stocks, preferred stocks, warrants to purchase common stocks and preferred stocks, depositary receipts, and other securities with equity characteristics. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund uses multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. Each advisor buys and sells securities according to its evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. An advisor will sell a security when, in the advisor’s view, it is no longer attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Although each advisor uses different processes to select securities for its portion of the Fund’s assets, each is committed to buying stocks that it believes will produce above-average income and that, in the advisor’s opinion, have the potential for long-term capital appreciation. Different advisors may reach different conclusions on the same security.

Wellington Management employs a fundamental security analysis approach to identify desirable individual stocks, seeking those that typically offer above-average dividend yields, below-average valuations, and the potential for
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dividend increases in the future. Vanguard constructs a diversified fund of dividend-paying stocks based on its assessment of the relative return potential of the securities. Vanguard selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers.

Vanguard, through Vanguard Portfolio Management’s Quantitative Equity Group (QEG), constructs a diversified portfolio of dividend-paying stocks based on its assessment of the relative return potential of the securities. QEG selects securities that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. QEG manages the portfolio through the use of a quantitative process to evaluate all of the securities in a relevant market index, the FTSE High Dividend Yield Index, while seeking to maintain a risk profile similar to that of this Index. This process was developed and is managed by QEG and is reviewed and enhanced on an ongoing basis. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Equity Income Portfolio	$91 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Dividend Stocks typically represent companies that prioritize returning a portion of their profits to shareholders through regular dividend payments. Dividends can make a stock more attractive to investors by providing an income stream alongside the potential for capital appreciation.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of
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financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive
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challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Fund’s focus on mid-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Dividend Investing. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform other funds that invest without consideration of a company’s track record of paying dividends. Companies with a history of paying dividends may not reinvest in growth to the same degree as other companies, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Active Management. The Fund is actively managed. Active management permits the advisors to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisors achieve the strategy of the Fund. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
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Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of
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market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy
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or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect
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exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Foreign Securities
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Other Types of Investments
The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These
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contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including Vanguard equity ETF shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
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Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund. The Board designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington Management and its investment advisory affiliates had investment management authority with
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respect to approximately $1.3 trillion in assets. The firm manages the Fund subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VPM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VPM, subject to the supervision and oversight of the trustees and officers of the Fund.
VPM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended December 31, 2025, the aggregate advisory fees and expenses represented an effective annual rate of 0.08% of the Fund’s average net assets before a performance-based decrease of 0.01%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VPM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
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A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Matthew C. Hand, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since joining Wellington Management in 2004, has managed investment portfolios since 2019, and has managed a portion of the Fund since 2021. Education: B.A., University of Pennsylvania.
Sharon Hill, Ph.D., Senior Portfolio Manager at VPM and head of the Alpha Equity Global and Income Investment team. She has been with Vanguard since 2019, has worked in investment management since 2000, has managed investment portfolios since 2009, and has managed a portion of the Fund since 2021. Education: B.S., City University of New York at Brooklyn College; M.S. and Ph.D., University of Connecticut.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, the Fund may sell a cross section of its holdings to meet redemptions, while also
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factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s
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properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
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When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
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Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract
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owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on
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transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Equity Income Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.06	$23.91	$24.11	$27.81	$23.07
Investment Operations
Net Investment Income[1]	.583	.649	.669	.665	.625
Net Realized and Unrealized Gain (Loss) on Investments	3.229	2.797	1.035	(.756)	5.089
Total from Investment Operations	3.812	3.446	1.704	(.091)	5.714
Distributions
Dividends from Net Investment Income	(.657)	(.739)	(.644)	(.687)	(.506)
Distributions from Realized Capital Gains	(1.995)	(1.557)	(1.260)	(2.922)	(.468)
Total Distributions	(2.652)	(2.296)	(1.904)	(3.609)	(.974)
Net Asset Value, End of Period	$26.22	$25.06	$23.91	$24.11	$27.81
Total Return	16.80%	15.12%	8.10%	-0.66%	25.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,385	$2,139	$1,989	$1,978	$1,898
Ratio of Total Expenses to Average Net Assets[2]	0.29%[3]	0.29%[4]	0.29%[3]	0.30%[3]	0.30%
Ratio of Net Investment Income to Average Net Assets	2.36%	2.67%	2.95%	2.73%	2.45%
Portfolio Turnover Rate	58%	45%	48%	46%	41%[5]

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.00%), 0.00%, 0.01%, and 0.01%.
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.29%, 0.29%, and 0.30%, respectively.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.29%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below are the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
FTSE High Dividend Yield Index. An index that tracks common stocks of U.S. companies that have paid above-average dividends for the previous 12 months, excluding REITs.
CFA® is a registered trademark owned by CFA Institute.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Equity Income Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 108 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Equity Index Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Equity Index Portfolio (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.14%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P 500 Index (the “Target Index”), a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.
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Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940, due to events such as an index rebalance or market movement. The performance of nondiversified funds may be negatively impacted by relatively few securities or even a single security and their shares may experience significant fluctuations in value.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector.
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An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Equity Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	20.53%	June 30, 2020
Lowest	-19.66%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Equity Index Portfolio	17.70%	14.27%	14.66%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
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Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2023.
Michelle Louie, CFA, Principal of Vanguard and Portfolio Manager at VCM. She has co-managed the Fund since 2017.
Walter Nejman, Portfolio Manager at VCM. He has co-managed the Fund since 2025.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Equity Index Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
To achieve its investment objective, the Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index, the S&P 500 Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. A fund becomes nondiversified if, with respect to 75% of its total assets, the fund: (1) purchases more than 10% of the outstanding voting securities of any one issuer, or (2) purchases securities of any issuer when, as a result, more than 5% of the Fund’s total assets are invested in that issuer’s securities.The Fund may become nondiversified without shareholder approval pursuant to SEC relief. In addition, the Fund could become concentrated in an industry or group of industries if its Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
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Security Selection
The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions. The advisor buys and sells securities for the Fund for the purpose of tracking the Target Index.
The S&P 500 Index, a float-adjusted market cap-weighted index, includes 500 of the top companies in leading industries of the U.S. economy and covers approximately 80% of available market capitalization. As of December 31, 2025, the number of stocks (constituents) in the Target Index was 503. The constituents are reviewed and rebalanced by the index provider on a quarterly basis and are likely to change over time.
The Target Index is owned, calculated, and controlled by the Index Provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change the Target Index’s methodology.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Equity Index Portfolio	$383 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Index Investing. The Fund is subject to the following risks associated with index investing:
Passive Management. The Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if it were actively managed.
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Index Replication Strategy. Although the Fund seeks to hold substantially all of the securities included in its Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more of the securities in the same proportion as in the Target Index.
Tracking Error. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
○
Cash flows into or out of the index fund
○
The size of the index fund
○
Compliance with new or existing regulatory requirements
○
Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
○
Changes to the underlying securities that make up the target index
○
Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund is subject to risks associated with its index provider. The securities that make up the Target Index and their weighting in the Target Index are determined by the index provider. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the index provider rebalances (updates) the Target Index on a regular schedule. However, the index provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the index provider.
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Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that the Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector. Companies in the information technology sector can be negatively affected by products becoming obsolete due to increased competition or short product life cycles, changing consumer preference, and/or expiring intellectual property rights, government scrutiny, changing regulations, and legal actions.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
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Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of
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market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy
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or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect
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exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Foreign Securities
The Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up its Target Index. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
Other Types of Investments
The Fund may also invest, to a limited extent, in derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund attempts to remain fully invested in stocks in order to track the Target Index as closely as possible; however, to help stay fully invested and to reduce transaction costs, the Fund may invest in derivatives. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an
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alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VCM, subject to the supervision and oversight of the trustees and officers of the Fund.
VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
For the fiscal year ended December 31, 2025, the Fund’s advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
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The managers primarily responsible for the day-to-day management of the Fund are:
Aurélie Denis, CFA, Portfolio Manager at VCM. She has been with Vanguard since 2016, has worked in investment management since 2017She has co-managed the Fund since 2023. Education: B.S., Pennsylvania State University.
Michelle Louie, CFA, Principal of Vanguard and Portfolio Manager at VCM. She has been with Vanguard since 2010, has worked in investment management since 2011, has managed investment portfolios since 2016, and has co-managed the Fund since 2017. Education: B.S., The American University; M.B.A., Georgia Institute of Technology.
Walter Nejman, Portfolio Manager at VCM. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2025. Education: B.A., Arcadia University; M.B.A., Villanova University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
Equity Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$72.14	$60.89	$50.74	$65.47	$53.76
Investment Operations
Net Investment Income[1]	.834	.826	.833	.806	.738
Net Realized and Unrealized Gain (Loss) on Investments	11.370	13.851	11.870	(12.244)	13.978
Total from Investment Operations	12.204	14.677	12.703	(11.438)	14.716
Distributions
Dividends from Net Investment Income	(.815)	(.888)	(.794)	(.758)	(.754)
Distributions from Realized Capital Gains	(1.569)	(2.539)	(1.759)	(2.534)	(2.252)
Total Distributions	(2.384)	(3.427)	(2.553)	(3.292)	(3.006)
Net Asset Value, End of Period	$81.96	$72.14	$60.89	$50.74	$65.47
Total Return	17.70%	24.84%	26.11%	-18.23%	28.55%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,227	$11,479	$9,222	$7,592	$9,354
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%	0.14%[2]	0.14%
Ratio of Net Investment Income to Average Net Assets	1.12%	1.23%	1.52%	1.48%	1.25%
Portfolio Turnover Rate	4%	4%	5%	5%	4%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
CFA® is a registered trademark owned by CFA Institute.
The “S&P 500 Index” (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s®, and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard Variable Insurance Funds Equity Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Variable Insurance Funds Equity Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Funds Equity Index Portfolio particularly or the ability of the “S&P 500 Index” (the “Index”) to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the “S&P 500 Index” (the “Index”) is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The “S&P 500 Index” (the “Index”) is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Variable Insurance Funds Equity Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Variable Insurance Funds Equity Index Portfolio into consideration in determining, composing or calculating the “S&P 500 Index” (the “Index”). S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Variable Insurance Funds Equity Index Portfolio or the timing of the issuance or sale of Vanguard Variable Insurance Funds Equity Index Portfolio or in the determination or calculation of the equation by which Vanguard Variable Insurance Funds Equity Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Variable Insurance Funds Equity Index Portfolio. There is no assurance that investment products based on the “S&P 500 Index” (the “Index”) will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD VARIABLE INSURANCE FUNDS EQUITY INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH
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RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Equity Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 107 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Growth Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Growth Portfolio (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.36%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach, investing mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

The Fund is considered nondiversified, as defined under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to
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reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Nondiversified Funds. The Fund is considered a nondiversified fund as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
• Information Technology Sector. From time to time, stocks of companies within the information technology sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the information technology sector.
• Issuer Focus. The Fund has a significant portion of its assets invested in a limited number of issuers. As a result, the Fund’s performance can be negatively affected by the performance of even one of these issuers, and the Fund’s shares may experience significant fluctuations in value.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
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Annual Total Returns — Growth Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	30.07%	June 30, 2020
Lowest	-23.90%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Growth Portfolio	16.89%	11.36%	15.58%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisor
Wellington Management Company LLP (Wellington Management)
Portfolio Manager
Clark R. Shields, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has co-managed the Fund since 2024 (managed since 2025).
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
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Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Growth Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisor seeks to achieve the Fund’s investment objective by investing mainly in common stocks of U.S. companies that, in the advisor’s opinion, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. The Fund generally focuses on companies that are considered large-cap by the Fund’s advisor.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisor will select securities to buy and sell based on the advisor’s judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

The Fund is considered nondiversified, as defined under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. A fund becomes nondiversified if, with respect to 75% of its total assets, the fund: (1) purchases more than 10% of the outstanding voting securities of any one issuer, or (2) purchases securities of any issuer when, as a result, more than 5% of the Fund’s total assets are invested in that issuer’s securities.
Security Selection
The Fund’s advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. The advisor invests mainly in common stocks of companies that, in their opinion, offer favorable prospects for capital appreciation. These stocks tend to produce little current income. Additionally, the Fund generally focuses on companies that the advisor considers to be large-cap. The advisor will sell a security when, in the view of the advisor, it is no longer as attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund.

The advisor employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at reasonable valuations. The advisor identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth because of their superior business models as
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represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis follows to determine which securities are attractively priced.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Growth Portfolio	$1.7 trillion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Growth Stocks typically represent companies that are expected to deliver above-average increases in revenue, earnings, cash flow, or other similar criteria. These stocks typically reinvest profits into the business rather than paying dividends, which results in low or no dividend yields. Growth stocks often trade at higher valuations relative to financial metrics like price-to-earnings or book value, as their prices are largely based on projections of future performance.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
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More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Fund’s focus on large-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Growth Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
Active Management. The Fund is actively managed. Active management permits the advisor to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisor achieve the strategy of the Fund. The advisor’s security selection and/or strategy execution could cause the Fund
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to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Nondiversified Funds. The Fund is considered a nondiversified fund as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
Information Technology Sector. From time to time, stocks of companies within the information technology sector may make up a significant portion of the Fund’s investment portfolio. As a result, the Fund’s performance may be impacted by the general condition of the information technology sector. Companies in the information technology sector can be negatively affected by products becoming obsolete due to increased competition or short product life cycles, changing consumer preference, and/or expiring intellectual property rights, government scrutiny, changing regulations, and legal actions.
Issuer Focus. The Fund has a significant portion of its assets invested in a limited number of issuers. As a result, the Fund’s performance can be negatively affected by the performance of even one of these issuers, and the Fund’s shares may experience significant fluctuations in value.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
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Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of
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market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy
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or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect
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exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Foreign Securities
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Other Types of Investments
The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may use derivatives such as total return swaps to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency exchange rates. These
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contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.
The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
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Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, provides investment advisory services for the Fund. Wellington Management is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in assets. The firm manages the Fund subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
The Fund pays the advisor a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total
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return of the Fund relative to that of the Russell 1000 Growth Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended December 31, 2025, the aggregate advisory fee represented an effective annual rate of 0.15% of the Fund’s average net assets before a performance-based decrease of 0.04%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through its wholly owned subsidiary Vanguard Portfolio Management (VPM), may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The manager primarily responsible for the day-to-day management of the Fund is:
Clark R. Shields, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1998, has been with Wellington Management since 2015, and has co-managed the Fund since 2024 (managed since 2025). Education: B.S., Washington and Lee University; M.B.A., Harvard Business School.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Growth Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$33.64	$25.34	$18.13	$38.27	$35.94
Investment Operations
Net Investment Income (Loss)[1]	.051	.071	.078	.060	(.013)
Net Realized and Unrealized Gain (Loss) on Investments	5.015	8.311	7.184	(10.288)	5.826
Total from Investment Operations	5.066	8.382	7.262	(10.228)	5.813
Distributions
Dividends from Net Investment Income	(.072)	(.082)	(.052)	—	(.013)
Distributions from Realized Capital Gains	(1.954)	—	—	(9.912)	(3.470)
Total Distributions	(2.026)	(.082)	(.052)	(9.912)	(3.483)
Net Asset Value, End of Period	$36.68	$33.64	$25.34	$18.13	$38.27
Total Return	16.89%	33.14%	40.13%	-33.37%	17.86%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,773	$1,589	$1,214	$856	$1,337
Ratio of Total Expenses to Average Net Assets[2]	0.36%[3]	0.34%[4]	0.33%[3]	0.34%[3]	0.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15%	0.24%	0.35%	0.27%	(0.04%)
Portfolio Turnover Rate	49%	41%	37%	33%	66%

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.06%), (0.07%), (0.06%), and 0.02%.
3	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.36%, 0.33% and 0.34% for 2025, 2023, and 2022 respectively.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset and broker commission abatement arrangements was 0.34%.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below are the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Russell 1000 Growth Index. An index that measures the performance of those Russell 1000 companies with higher price/book ratios and higher predicted growth rates.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Growth Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 109 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Global Bond Index Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Global Bond Index Portfolio (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	0.13%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166
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Portfolio Turnover
The Fund pays transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a mix of Vanguard mutual funds and other portfolios of Vanguard Variable Insurance Funds (collectively, the “Underlying Funds”) according to an asset-allocation strategy that reflects an allocation of approximately 70% of the Fund’s assets to domestic fixed income securities and 30% to non-U.S. fixed income securities. Through this asset-allocation strategy, the Fund employs an indexing investment approach designed to track the performance of the Global Bond Composite Index (the “Target Index”), a composite index consisting of 70% Bloomberg U.S. Aggregate Float Adjusted Index and 30% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (each, an “Underlying Index” and collectively, the “Underlying Indexes”).

As a fund of funds, the Fund does not invest directly in the fixed income securities that make up the Target Index. Rather, the Fund seeks to track the performance of the Target Index, currently by investing all, or substantially all, of its assets in one Vanguard mutual fund and one portfolio of Vanguard Variable Insurance Funds. The Underlying Funds’ fixed income holdings include a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by the Underlying Funds, typically through foreign currency exchange forward contracts, to minimize foreign currency exposure).

Under normal circumstances, the Fund invests all or substantially all, but at least 80%, of its net assets, plus the amount of any borrowings for investment purposes, in the Underlying Funds through which the Fund seeks to track the Target Index.

The board of trustees of Vanguard Variable Insurance Funds may change the mix of Underlying Funds or the targeted allocation to the underlying asset classes and index without shareholder approval.
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Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Underlying Funds may invest in bonds. As a result, the Underlying Funds may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which an Underlying Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in an Underlying Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s and/or an Underlying Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which
3

could result in a loss to an Underlying Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If an Underlying Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by an Underlying Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Underlying Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase an Underlying Fund’s turnover rate.
• Prepayment Risk. Certain bonds held by the Underlying Funds are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by an Underlying Fund would result in the Underlying Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Underlying Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Underlying Fund’s income and a potential loss in the value of the Underlying Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Underlying Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by an Underlying Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which
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increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Underlying Funds invest a large portion of their assets in securities of companies located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of the Underlying Funds’ investments in such country or region.
• Currency Risk. Certain Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Underlying Fund’s holdings.
• Currency Hedging. Certain Underlying Funds may attempt to offset currency risk through a hedging strategy; however, by doing so, these Underlying Funds may not be able to capture gains that they could otherwise realize if they did not have a hedging strategy. It generally is not possible to perfectly hedge the risk posed by foreign currency exposure. Hedging transactions can increase transaction costs and subject an Underlying Fund to the risk that a counterparty is unable to fulfill its contractual obligation, in which case the Underlying Fund could be subject to additional loss.
• Index Investing. The Fund and the Underlying Funds are subject to certain risks associated with index investing. Because the Underlying Funds generally seek to track the performance of the Underlying Indexes regardless of how the Underlying Indexes are performing, the performance of the Underlying Funds may be lower than it would be if they were actively managed. Additionally, because the Underlying Funds do not hold all of the securities included in the Target Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Target Index. The performance of the Underlying Funds’ investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index or the Underlying Indexes made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks,
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bonds, or other types of investments. Derivatives could expose an Underlying Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing an Underlying Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time an Underlying Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require an Underlying Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, an Underlying Fund may experience a loss. A liquid market may not always exist for an Underlying Fund’s derivatives positions. The Underlying Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to an Underlying Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund.
Derivatives may not perform as intended, which may result in losses to an Underlying Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of an Underlying Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
• Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment
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characteristics as the Fund. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Global Bond Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	6.65%	December 31, 2023
Lowest	-5.72%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Global Bond Index Portfolio	5.69%	-0.41%	1.59%	09/07/2017
Global Bond Composite Index in USD (reflects no deduction for fees, expenses, or taxes)	5.95%	-0.28%	1.73%
Bloomberg Global Aggregate Float Adjusted Index in USD (reflects no deduction for fees, expenses, or taxes)	8.67	-1.72	0.64
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
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Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and Portfolio Manager at VCM. He has managed the Fund since its inception in 2017.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Global Bond Index Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the fees and expenses associated with the Fund’s investments in the Underlying Funds, including the costs of operating the Underlying Funds and any transaction costs incurred when the Underlying Funds buy or sell securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Underlying Funds achieve. Even seemingly small differences can, over time, have a dramatic effect on the Underlying Funds’ performance, which in turn can impact the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the global, investment-grade, fixed income market.
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The Fund’s investment objective is not fundamental and may be changed without shareholder approval.
Implementation of Investment Objective
As a fund of funds, the Fund seeks to achieve its investment objective by investing in shares of the Underlying Funds rather than in the individual securities that make up the Target Index, the Global Bond Composite Index, a composite index consisting of 70% Bloomberg U.S. Aggregate Float Adjusted Index and 30% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged). To track the performance of the Target Index, the Fund invests all, or substantially all, of its assets in the Underlying Funds.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the Underlying Funds through which the Fund seeks to track the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund is a fund of funds that invests in a mix of Vanguard funds according to an asset-allocation strategy that reflects an allocation of approximately 70% of the Fund’s assets to domestic fixed income securities and 30% to non-U.S. fixed income securities. Through this asset-allocation strategy, the Fund employs an indexing investment approach designed to track the performance of the Target Index, a composite index consisting of 70% Bloomberg U.S. Aggregate Float Adjusted Index and 30% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).
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Underlying Funds. The following paragraphs briefly describe the Underlying Funds in which the Fund currently intends to invest in order to track its Target Index. More information regarding each Underlying Fund can be found in its prospectus.
• Vanguard Variable Insurance Funds Total Bond Market Index Portfolio seeks to track the performance of the Bloomberg U.S. Aggregate Float Adjusted Index which measures the performance of a wide spectrum of public, investment-grade, taxable bonds in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.
• Vanguard Total International Bond Index Fund seeks to track the performance of the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), a market-value-weighted index that provides a broad-based measure of the global, investment-grade, fixed-rate bond markets. This index includes government, government agency, corporate, and securitized investment-grade bonds of issuers located in developed and emerging markets, all issued in currencies other than the U.S. dollar and with maturities of more than one year. The Underlying Index is capped to comply with investment company diversification standards of the Internal Revenue Code, but is not designed to satisfy the diversification requirements of the Investment Company Act of 1940. To correlate to the returns of this index (which is U.S.-dollar hedged) and to minimize the currency risk associated with foreign currency bonds, this Underlying Fund seeks to hedge its foreign currency exposure.
The Board allocates the Fund’s assets among the Underlying Funds based on the Fund’s investment objective and allocation strategy. The Board may authorize the Fund to add or remove Underlying Funds without shareholder approval. Additionally, the Board may approve an increase or decrease in the percentage of assets invested in any particular Underlying Fund without advance notice to shareholders.
The Underlying Indexes are owned, calculated, and controlled by the index provider in its sole discretion. Neither the advisor nor its affiliates have any discretion to select the components of the Underlying Indexes or to change the methodology of the Underlying Indexes.
Additional Information Regarding the Underlying Funds’ Investments
The Underlying Funds’ investments are described in more detail below.
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What are Bonds?
Generally speaking, a bond represents a debt or loan issued by, for example, a corporation, a government, or a financial institution. In most instances, the issuer agrees to pay the bondholder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the bond in full on a specified maturity date. The income earned by a bond (or its yield, when expressed as a percentage of the bond’s price) can vary based on its maturity. Longer-term bonds tend to have higher yields than shorter-term bonds, but are more sensitive to fluctuations in value. By contrast, shorter-term bonds are less likely to fluctuate in value, but tend to have lower yields. A bond’s duration is a measure of how sensitive its price is to changes in interest rates. For example, if a bond has a duration of 2 years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%. A bond’s credit quality rating is an assessment of the issuer’s ability to make timely interest payments and repay the bond in full on its stated maturity date. The higher a bond’s credit quality, the greater the perceived chance that the issuer will meet its payment obligations (and vice versa). Investment-grade bonds are those whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by an advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Below investment-grade securities, which include bonds commonly known as “junk bonds,” have lower credit quality ratings.

• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the
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U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Corporate Bonds are issued by businesses that want to borrow money for some purpose, often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds. For example, companies with lower credit ratings generally need to offer a higher interest rate in order to obtain buyers for their bonds.
• Mortgage-Backed Securities represent partial ownership in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private corporations (non-agency mortgage-backed securities) or government issuers (agency mortgage-backed securities) for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
As discussed under U.S. Government and Agency Securities, most mortgage-backed securities issued by U.S. government entities or government-sponsored enterprises are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. One exception is securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government.
• Asset-Backed Securities represent a participation in, or are secured by and payable from, pools of underlying assets such as bank loans or credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for the purpose of issuing such securities, and their
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value depends on repayments by underlying borrowers. The maturities of asset-backed securities are driven by borrowers’ prepayments, making them difficult to predict.
• International Dollar-Denominated Bonds are U.S. dollar-denominated bonds issued by foreign governments, agencies and instrumentalities of foreign governments, foreign corporations, or U.S. affiliates of foreign corporations. Because the values of such bonds are designated in the U.S. dollar rather than the issuer’s local currency, it is the issuer that assumes the currency risk, usually to attract U.S. investors. As a result, the values of international dollar-denominated bonds are not affected directly by currency movements. However, if the foreign issuer’s local currency weakens significantly compared to the U.S. dollar, negative perceptions of the issuer’s ability to make payments could cause the issuer’s bonds to decline in value. Many issuers of international dollar-denominated bonds manage this risk by hedging their currency exposure, and their effectiveness in doing so is reflected in their credit rating.
• Foreign Currency Bonds are issued by foreign governments, government agencies, and companies and are denominated in the local currency of the foreign issuer.
• Foreign Currency Exchange Forward Contracts represent an agreement to buy or sell a security at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. and foreign currency exchange forward contracts
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective. Because the Fund invests substantially all of its assets in Underlying Funds, it is exposed to all of the risks associated with the investment strategies and policies of the Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
More on Principal Risks
General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such
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as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Bond Markets. The Underlying Funds may invest in bonds. As a result, these Underlying Funds may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which an Underlying Fund is impacted by the following bond market risks may vary based on factors disclosed in the Underlying Funds’ prospectuses, such as the types of bonds in which the Underlying Funds invest and the overall credit quality, average maturity, and/or average duration of the Underlying Funds’ bond holdings.
Interest Rate Risk. The Fund’s indirect investments in bonds can be sensitive to interest rate changes and may be affected differently depending on the overall interest rate environment. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in an Underlying Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
Income Risk. During periods of falling interest rates, the Fund’s and/or an Underlying Fund’s income may decline because an Underlying Fund may have to invest new cash flow and cash from maturing bonds in bonds with lower yields. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to an Underlying Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. An Underlying Fund could be impacted by factors negatively impacting
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the issuers of its corporate bond holdings. For example, if a company is restructured, there could be a substantial decline in the credit quality and market value of any bonds issued by that company. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If an Underlying Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, liquidity in the corporate bond market may be impacted by overall market conditions or by a decline in the availability of credit.
Call Risk. Certain bonds held by an Underlying Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. When a bond is called, the principal value of the bond is repaid earlier than anticipated (prepayment) and the investor (in this case, an Underlying Fund) no longer receives the interest payments that would have been paid up to the expected maturity date. In addition, bond calls and the resulting prepayments cause an Underlying Fund to lose any price appreciation that would have occurred between the time the bond was called and its original maturity date.
During periods of falling interest rates, it benefits issuers to call bonds with high interest rates. When this occurs, an Underlying Fund likely will be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments. If an Underlying Fund holds multiple callable bonds, frequent bond calls (as is likely during periods of falling interest rates) and an Underlying Fund’s subsequent reinvestment of the proceeds also would increase an Underlying Fund’s turnover rate.
Prepayment Risk. Certain bonds held by the Underlying Funds may be repaid in full prior to their maturity dates. Prepayment can be driven by bond calls (see Call Risk) or by borrowers repaying their debt earlier than anticipated (in the case of mortgage-backed, asset-backed, and similar debt securities such as collateralized mortgage obligations). In both cases, prepayment results in the principal value of a bond being repaid prior to its maturity date, resulting in fewer interest payments overall. Prepayments cause the investor (in this case, an Underlying Fund) to lose any price appreciation that would have occurred between the time the principal was paid in full and the original maturity date.
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Prepayments occur more frequently in low interest rate environments. For example, during periods of falling interest rates, homeowners are more likely to refinance their mortgages, resulting in prepayment of mortgage-backed securities. Similarly, credit card holders are more likely to pay off their credit card bills, resulting in prepayment of asset-backed securities. As an investor in these securities, an Underlying Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments. In addition, frequent prepayments (as is likely during periods of falling interest rates) and an Underlying Fund’s subsequent reinvestment of the proceeds would increase an Underlying Fund’s turnover rate.
Extension Risk. During periods of rising interest rates, certain bonds held by an Underlying Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in an Underlying Fund’s income and a potential loss in the value of an Underlying Fund’s investments. For example, investments in mortgage-backed securities are subject to the risk that homeowners will repay their mortgages more slowly than anticipated during periods of rising interest rates, which would extend the duration of mortgage-backed securities held by an Underlying Fund. The proceeds from such securities would then be unavailable to reinvest at higher interest rates.
Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities (including depositary receipts) of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. The performance of a fund that invests significantly in one or more countries or regions will be closely tied to factors within that country or region. These factors may include currency, economic, political, and/or regulatory conditions and developments. An Underlying Fund’s performance, and therefore the Fund’s performance, may be affected disproportionately compared to a fund that does not invest significantly in such countries or regions.
Currency Risk. Certain Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to an Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local
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governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of an Underlying Fund’s holdings.
Currency Hedging. Certain Underlying Funds may attempt to offset currency risk through a hedging strategy; however, by doing so, these Underlying Funds may not be able to capture gains that they could otherwise realize if they did not have a hedging strategy. It generally is not possible to perfectly hedge the risk posed by foreign currency exposure. Hedging transactions can increase transaction costs. In addition, if a counterparty, typically a financial institution, is unable to fulfill its contractual obligations related to the trading of currency hedging contracts, an Underlying Fund may experience delayed, partial, or nonpayment of obligations due under the currency contract. As a result, an Underlying Fund’s ability to be made whole may be delayed or impaired and an Underlying Fund may experience a loss.
Index Investing. The Fund and the Underlying Funds are subject to certain risks associated with index investing:
Passive Management. The Underlying Funds generally seek to track the performance of the Underlying Indexes regardless of how the Underlying Indexes are performing. An Underlying Fund’s advisor’s use of an indexing, or passive, approach to select and maintain investments for an Underlying Fund means that the advisor will select investments for the purpose of tracking the Underlying Index and generally will not use strategies to reduce negative impacts to the Underlying Fund during periods of market volatility. As a result, performance of the Underlying Funds may be lower than it would be if they were actively managed.
Index Sampling Strategy. Because the Underlying Funds do not hold all of the securities included in their Underlying Indexes, the Fund is subject to the risk that the representative samples of securities selected by the Underlying Funds’ advisors will, in the aggregate, vary from the investment profile of the full Target Index.
Tracking Error. The performance of the Underlying Funds’ investments, in the aggregate, may not match the investment performance of the Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
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○
Cash flows into or out of the index fund
○
The size of the index fund
○
Compliance with new or existing regulatory requirements
○
Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
○
Changes to the underlying securities that make up the target index
○
Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund and the Underlying Funds are subject to risks associated with the index provider. The securities that make up the Underlying Indexes and their weightings in the Underlying Indexes are determined by the index provider. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or Underlying Indexes, or any data used to compile the Target Index or Underlying Indexes. Under normal circumstances, the index provider rebalances (updates) the Underlying Indexes on a regular schedule. However, the index provider may also rebalance the Underlying Indexes outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund and Underlying Funds or cause the Fund and Underlying Funds to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the index provider.
Investing in Derivatives. Each Underlying Fund may invest in derivatives. An Underlying Fund’s use of derivatives may introduce risks that are different from, and/or greater than, investing directly in stocks, bonds, or other types of investments. These risks include:
Leverage Risk. Certain derivatives have an inherent leverage component, providing an Underlying Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time an Underlying Fund enters into the derivatives position.An adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. As a result,
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investing in derivatives may make an Underlying Fund’s returns more volatile and increase the risk of loss. In certain market conditions, derivatives losses can increase at the same time the value of an Underlying Fund’s other assets fall, resulting in an Underlying Fund’s derivative positions becoming a larger percentage of an Underlying Fund’s investments.
Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between an Underlying Fund and a counterparty. For these derivatives, an Underlying Fund is dependent on the counterparty to perform its obligations under the derivatives contract. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by many factors. If the counterparty chooses to default on its obligations, or if it becomes bankrupt or insolvent and unable to fulfill its obligations, an Underlying Fund may experience delayed, partial, or nonpayment of amounts due under the derivatives contract, and an Underlying Fund’s ability to recover the collateral that an Underlying Fund has posted with the counterparty may also be delayed or impaired. For derivatives traded on a centralized exchange, an Underlying Fund generally is dependent on the solvency of the relevant exchange or clearing house to deliver payments on derivatives for which an Underlying Fund is owed money.
Derivatives Liquidity Risk. A liquid market may not always exist for an Underlying Fund’s derivatives positions. There is a smaller pool of buyers and sellers for certain derivatives than there is for more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives, particularly during times of financial or market stress. The market for derivatives could suddenly become illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. As a result, derivative instruments may be less liquid than more traditional investments, and an Underlying Fund may be unable to sell or otherwise exit its derivatives positions at a desirable time or price. If an Underlying Fund is unable to exit its derivatives positions, an Underlying Fund may suffer further losses of value in its derivatives holdings. In certain circumstances, an Underlying Fund may be forced to hold a derivative to maturity and take or make delivery of the underlying asset that an Underlying Fund would otherwise avoid.
Valuation Risk. Certain derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund.
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Other Derivatives Risks. Derivatives are highly specialized instruments that require investment techniques different from those associated with stocks, bonds, and other more traditional investments, and there is no guarantee that the use of derivatives will achieve their intended result. For example, if an Underlying Fund uses derivatives as a hedge against, or as a substitute for, a portfolio instrument, an Underlying Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio instrument. This could cause substantial losses for an Underlying Fund. Although hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all.
Derivatives are subject to extensive regulations in the United States and other non-U.S. jurisdictions. Compliance with these regulations could increase the costs and risks of trading in derivatives and, as a result, may affect the Fund’s returns. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of an Underlying Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests, and the Fund’s performance is directly related to the performance of the Underlying Funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund and/or the Underlying Funds, including their abilities to transact in or obtain exposure to certain foreign securities and assets.
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Sanctions also could cause significant losses to the Fund’s and/or Underlying Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund and the Underlying Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
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Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Other Types of Investments
In addition to the foreign currency forward exchange contracts in which the Fund indirectly invests through the Underlying Funds, the Underlying Funds may invest in other types of derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Underlying Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. However, the Fund and/or an Underlying Fund may use derivatives as an alternate means to obtain economic exposure if the Underlying Fund is required to limit its investment in a particular issuer or industry.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund and/or each Underlying Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the fund’s best interest, so long as the strategy or policy employed is consistent with the fund’s investment objective. For instance, the Fund or an Underlying Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with its investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when a Fund or an Underlying Fund receives large cash flows that it cannot prudently invest immediately.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
According to an agreement applicable to the Fund and Vanguard, the Fund’s direct expenses may be offset by (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation.

Accordingly, all expenses for services provided by Vanguard to the Fund and all other expenses incurred by the Fund are expected to be borne by the Underlying Funds. The Fund’s shareholders bear the fees and expenses associated with the Fund’s investments in the Underlying Funds.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through the Fixed Income Group in Vanguard Capital Management (VCM) by (1) maintaining the Fund’s allocation to its Underlying Funds, and (2) providing investment advisory services to those Underlying Funds pursuant to the Funds’ Service Agreement (FSA) and an intercompany service agreement between Vanguard and VCM (ISA), and subject to the supervision and oversight of the trustees and officers of the Underlying Funds. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Fund pursuant to the FSA and the ISA, and subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
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VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The manager primarily responsible for the day-to-day management of the Fund is:
Joshua C. Barrickman, CFA, Principal of Vanguard, Portfolio Manager at VCM, and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since its inception in 2017. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the Underlying Funds hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The Fund’s NAV is calculated based upon the values of the Underlying Funds. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares are valued at the market value of those shares. The prospectuses for the Underlying Funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
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Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s and/or an Underlying Fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and/or an Underlying Fund and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund and/or Underlying Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
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Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance
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companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Global Bond Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$18.41	$18.60	$17.83	$21.30	$22.40
Investment Operations
Net Investment Income[1]	.664	.571	.546	.352	.498
Capital Gain Distributions Received[1]	—	—	—	.098	.165
Net Realized and Unrealized Gain (Loss) on Investments	.360	(.207)	.602	(3.193)	(1.083)
Total from Investment Operations	1.024	.364	1.148	(2.743)	(.420)
Distributions
Dividends from Net Investment Income	(.569)	(.534)	(.348)	(.531)	(.390)
Distributions from Realized Capital Gains	(.035)	(.020)	(.030)	(.196)	(.290)
Total Distributions	(.604)	(.554)	(.378)	(.727)	(.680)
Net Asset Value, End of Period	$18.83	$18.41	$18.60	$17.83	$21.30
Total Return	5.69%	2.03%	6.52%	-13.13%	-1.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$636	$488	$441	$386	$465
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.59%	3.12%	3.04%	1.87%	2.32%
Portfolio Turnover Rate	11%	10%	8%	11%	7%

1	Calculated based on average shares outstanding.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Fund’s Average Annual Total Returns table:
Bloomberg Global Aggregate Float Adjusted Index. A custom, market-weighted, USD-hedged index designed to track the global investment-grade bond market, composed of the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index.

CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg U.S. Aggregate Float Adjusted Index, Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and Bloomberg Global Aggregate Float Adjusted Index Hedged USD (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Variable Insurance Funds Global Bond Index Portfolio (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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For More Information
If you would like more information about Vanguard Variable Insurance Funds Global Bond Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 804 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
High Yield Bond Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds High Yield Bond Portfolio (the “Fund”) seeks to provide a high level of current income.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.22%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.24%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach, investing in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit quality ratings (commonly known as “junk” bonds). The Fund has multiple advisors, each of which independently selects and maintains a portfolio of fixed income securities for the Fund. Under normal circumstances, the Fund invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in corporate bonds that are rated below Baa by Moody’s or the equivalent rating by any other independent bond rating agency, or, if unrated, are determined to be of comparable quality by the Fund’s advisors. The Fund’s holdings generally have short- and intermediate-term maturities.

With no more than 20% of its assets, the Fund may invest in any of the following, in the aggregate: bonds that are rated below B or the equivalent, fixed- and floating-rate loans of medium to lower-range credit quality, or other securities that may include, but are not limited to, convertible securities or preferred stocks. The loans in which the Fund may invest will be rated Baa or below by Moody’s or the equivalent by another independent rating agency (or, if unrated, will be determined to be of comparable quality by the Fund’s advisors). Certain securities in which the Fund may invest are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (144A securities).

The Fund may invest in derivatives such as fixed income futures contracts, foreign currency exchange forward contracts, fixed income options (including options on swaps), currency swaps, interest rate swaps, total return swaps, credit default swaps, or other derivatives.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
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• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, the market for certain 144A securities may be less active than the market for publicly traded securities. Investing in such securities may heighten this risk for the Fund.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent
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bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• High-Yield Securities. Bonds rated below investment-grade, also referred to as high-yield securities, are considered speculative with respect to the issuer’s ability, or perceptions of the issuer’s ability, to make timely principal and interest payments. They are more volatile, less liquid, and involve greater risk of default than investment-grade securities. Investing in high-yield securities could result in a loss of income and/or principal for the Fund.
• Bank Loans and Loan Interests. Investments in bank loans and loan interests (loans) are subject to the risk of loss in the event of default, insolvency, or the bankruptcy of the borrower. The Fund may have difficulty disposing of such investments because, in certain cases, their secondary market is not highly liquid. This lack of a highly liquid secondary market could have an adverse impact on the value of loans and on the Fund’s ability to dispose of them in response to a specific economic event, such as a downgrade in the borrower’s credit rating. In addition, transactions involving loans may take more than seven days to settle. As a result, the proceeds related to the sale of loans may not be available to the Fund to make additional investments or to meet the Fund’s redemption obligations until a significant amount of time after the sale occurs (an “extended settlement”). To the extent that an extended settlement creates a need for short-term liquidity, the Fund may satisfy this need in a number of different ways. For example, the Fund may hold additional cash or sell other investments (potentially at an inopportune time, which could result in a loss to the Fund).
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit
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its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The High-Yield Corporate Composite Index is weighted 95% in the Bloomberg U.S. High Yield Ba/B 2% Issuer Capped Index and 5% in the Bloomberg U.S. 1–5 Year Treasury Bond Index. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
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Annual Total Returns — High Yield Bond Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.45%	June 30, 2020
Lowest	-10.73%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	9.18%	4.05%	5.62%
High-Yield Corporate Composite Index (reflects no deduction for fees, expenses, or taxes)	8.63%	3.97%	5.93%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses, or taxes)	8.62	4.51	6.53
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30	-0.36	2.01
Investment Advisors
Wellington Management Company LLP (Wellington Management)

The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Elizabeth H. Shortsleeve, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has co-managed a portion of the Fund since 2022.
Michael Chang, CFA, Principal of Vanguard and Senior Portfolio Manager at VCM. He has co-managed a portion of the Fund since 2022.
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Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.
7

More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds High Yield Bond Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide a high level of current income.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisors seek to achieve the Fund’s investment objective by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit quality ratings as well as fixed and floating rate loans of medium- to lower-range credit quality (commonly known as “junk” bonds).
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisors will select securities to buy and sell based on the advisors’ judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in corporate bonds that are rated below Baa by Moody’s or the equivalent by another independent rating agency, or, if unrated, are determined to be of comparable quality by the Fund’s advisors. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund uses multiple advisors, each of which independently selects and maintains a portfolio of investments for the Fund.
Wellington Management uses a process that combines bottom-up fundamental research with top-down strategy, comprehensive risk management, and a long-term investment horizon. The portfolio managers establish sector allocation, duration, and risk guidelines and use Wellington Management’s in-house fixed income credit analysts for bottom-up analysis and security recommendations. The analysis focuses on the nature of a company’s business, its strategy, and the quality of its management to identify companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation. Final buy/sell decisions are made by the portfolio managers based on relative valuation and fundamental credit research.
9

Vanguard’s actively managed fixed income funds use a portfolio manager-driven process that combines bottom-up fundamental research with top-down strategy. The Fixed Income Group’s (FIG) high-yield team leverages the insights of FIG’s Global Rates and Credit teams to develop the outlook for the high-yield sector, while dedicated portfolio managers, traders, and credit analysts are responsible for bottom-up analysis and security recommendations. Security selection decisions are based on a proprietary assessment of issuers and securities to identify companies with sustainable cash flows and capital structures and minimize or avoid excess credit losses and defaults over a market cycle. Risk optimization measures are present throughout the investment process, and FIG’s Senior Investment Committee provides governance and oversight. Securities are bought and sold based on the portfolio manager’s judgments about a security’s fundamentals, technical factors, valuation, and contribution to the overall portfolio while controlling for downside risk.
The Fund primarily purchases corporate bonds rated below Baa by Moody’s or the equivalent by another independent rating agency, or, if unrated, determined to be of comparable quality by the advisors. The Fund’s holdings generally have short- and intermediate-term maturities. At a minimum, at the time of initial investment, all bonds and loans in which the Fund invests will be rated Caa or above by Moody’s or the equivalent by another independent rating agency, or, if unrated, will be determined to be of comparable quality by an advisor.
Credit quality in the high-yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield bond investment. It is the Fund’s policy not to rely primarily on ratings issued by established credit rating agencies (such as Moody’s), but to use such ratings in conjunction with the advisors’ own independent and ongoing review of credit quality. In an effort to minimize credit risk, the Fund seeks to diversify its holdings among debt of at least 100 issuers, representing many industries. As of December 31, 2025, the Fund held debt of 437 issuers. This diversification may lessen the negative impact to the Fund of any particular issuer’s failure to pay principal or interest.
With no more than 20% of its assets, the Fund may invest in any of the following, in the aggregate: bonds that are rated less than B by Moody’s or the equivalent by another independent rating agency (or, if unrated, determined to be of comparable quality by the advisors); convertible securities; preferred stocks; and/or fixed- and floating-rate loans of medium- to lower-range credit quality. The loans in which the Fund may invest will be rated Baa or below by Moody’s or the equivalent by another independent rating agency (or, if unrated, will be determined to be of comparable quality by the Fund’s advisors). Such loans may include secondary assignments of fully collateralized,
10

unsubordinated, and fixed- or floating-rate loans made by banks or other financial institutions to corporations and other entities in connection with leveraged buyout or other financing transactions.
The Fund may invest up to 20% of its assets in government securities and/or bonds rated Baa or above by Moody’s or the equivalent by another independent rating agency, or, if unrated, determined to be of comparable quality by the advisors (investment-grade securities). The Fund also may invest up to 10% of its assets in trust-preferred securities.
The Fund may invest in certain restricted securities, including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Certain investment restrictions, such as required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The market value, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restrictions or fall below the stated minimum restrictions. If any of these changes occur, the Fund would not be considered to be in violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated restriction, during normal market conditions, would be in compliance with applicable restrictions.
The Fund may invest in derivatives such as fixed income futures contracts, fixed income options (including options on swaps), currency swaps, interest rate swaps, total return swaps, credit default swaps, or other derivatives.
The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this Prospectus. In particular, derivatives will be used when they may help the advisor accomplish one or more of the following:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are favorably priced.
• Adjust sensitivity to changes in interest rates.
• Adjust the overall credit risk of the portfolio or actively overweight or underweight credit risk to specific bond issuers.
• Hedge foreign currency exposure.
• Hedge foreign interest rate exposure.
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
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What are Bonds?
Generally speaking, a bond represents a debt or loan issued by, for example, a corporation, a government, or a financial institution. In most instances, the issuer agrees to pay the bondholder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the bond in full on a specified maturity date. The income earned by a bond (or its yield, when expressed as a percentage of the bond’s price) can vary based on its maturity. Longer-term bonds tend to have higher yields than shorter-term bonds, but are more sensitive to fluctuations in value. By contrast, shorter-term bonds are less likely to fluctuate in value, but tend to have lower yields. A bond’s duration is a measure of how sensitive its price is to changes in interest rates. For example, if a bond has a duration of 2 years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%. A bond’s credit quality rating is an assessment of the issuer’s ability to make timely interest payments and repay the bond in full on its stated maturity date. The higher a bond’s credit quality, the greater the perceived chance that the issuer will meet its payment obligations (and vice versa). Investment-grade bonds are those whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by an advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Below investment-grade securities, which include bonds commonly known as “junk bonds,” have lower credit quality ratings.

• Corporate Bonds are issued by businesses that want to borrow money for some purpose, often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds. For example, companies with lower credit ratings generally need to offer a higher interest rate in order to obtain buyers for their bonds.
• High-Yield Securities are rated below investment-grade by independent rating agencies. These securities are issued by corporations or other entities whose ability to pay interest and principal in a timely manner is considered questionable, which is reflected in their lower credit quality ratings. High-yield securities typically pay more interest than equivalent investment-grade securities in order to attract investors. Some high-yield securities are issued by smaller, less-established companies, while others are issued as part of a corporate restructuring such as an acquisition, a
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merger, or a leveraged buyout. Some high-yield securities were once rated investment-grade, but have since been downgraded due to financial difficulties or other factors affecting their issuers. By contrast, if an issuer’s financial condition improves, its high-yield securities could be upgraded to investment-grade.
• Bank Loans and Loan Interests are fixed or floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions. Loans often involve borrowers who are less financially strong than companies with higher credit ratings and therefore may be more likely to encounter financial difficulties and be more vulnerable to adverse market events and negative sentiments. For this reason, loans are generally rated below investment-grade. A significant portion of floating rate investments may be “covenant lite” loans, which may contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics.
• Convertible Securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.
• Preferred Stocks distribute set dividends from the issuer. The preferred stockholder’s claim on the issuer’s income and assets ranks before that of common stockholders, but after that of bondholders.
• Trust-Preferred Securities are preferred securities issued by a special purpose trust that holds subordinated debt of the trust’s corporate parent. The interest received by the trust from the debt issued by the corporate parent is distributed to the holders of the trust-preferred securities. A trust-preferred security has characteristics of both a debt security and an equity security and generally will have the same risks as these types of securities, including General Market Risk, Credit Risk, Interest Rate Risk, and Call Risk. Trust-preferred securities typically are subordinated to the bonds and other obligations of the parent company and, therefore, may be subject to greater credit risk than such bonds and obligations.
• 144A Securities are nonpublic securities exempt from registration requirements under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The market for 144A securities may be less active than the market for publicly traded securities.
• Derivatives, in general, are financial contracts whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by the following bond market risks may vary based on factors disclosed throughout this Prospectus, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
Interest Rate Risk. The Fund’s investments in bonds can be sensitive to interest rate changes and may be affected differently depending on the overall interest rate environment. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
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Income Risk. During periods of falling interest rates, the Fund’s income may decline because the Fund may have to invest new cash flow and cash from maturing bonds in bonds with lower yields. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. The Fund could be impacted by factors negatively impacting the issuers of its corporate bond holdings. For example, if a company is restructured, there could be a substantial decline in the credit quality and market value of any bonds issued by that company. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, the market for certain 144A securities may be less active than the market for publicly traded securities. Investing in such securities may heighten this risk for the Fund. In addition, liquidity in the corporate bond market may be impacted by overall market conditions or by a decline in the availability of credit.
Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. When a bond is called, the principal value of the bond is repaid earlier than anticipated (prepayment) and the investor (in this case, the Fund) no longer receives the interest payments that would have been paid up to the expected maturity date. In addition, bond calls and the resulting prepayments cause the Fund to lose any price appreciation that would have occurred between the time the bond was called and its original maturity date.
During periods of falling interest rates, it benefits issuers to call bonds with high interest rates. When this occurs, the Fund likely will be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. If the Fund holds multiple callable bonds, frequent bond calls (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
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Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
High-Yield Securities. Bonds rated below investment-grade, also referred to as high-yield securities, are considered speculative with respect to the issuer’s ability, or perceptions of the issuer’s ability, to make timely principal and interest payments. High-yield securities are more volatile, less liquid, and involve greater risk of default than investment-grade securities. In addition, issuers of high-yield securities may have a greater risk of insolvency or bankruptcy than issuers of investment-grade securities.
Bank Loans and Loan Interests. Investments in bank loans and loan interests (loans) are subject to the risk of loss in the event of default, insolvency, or the bankruptcy of the borrower. The Fund may have difficulty disposing of such investments because, in certain cases, their secondary market is not highly liquid. This lack of a highly liquid secondary market could have an adverse impact on the value of loans and on the Fund’s ability to dispose of them in response to a specific economic event, such as a downgrade in the borrower’s credit rating. In addition, transactions involving loans may take more than seven days to settle. As a result, the proceeds related to the sale of loans may not be available to the Fund to make additional investments or to meet the Fund’s redemption obligations until a significant amount of time after the sale occurs (an “extended settlement”). To the extent that an extended settlement creates a need for short-term liquidity, the Fund may satisfy this need in a number of different ways. For example, the Fund may hold additional cash or sell other investments (potentially at an inopportune time, which could result in a loss to the Fund).
Active Management. The Fund is actively managed. Active management permits the advisors to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisors achieve the strategy of the Fund. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
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Investing in Derivatives. The Fund’s use of derivatives may introduce risks that are different from, and/or greater than, investing directly in stocks, bonds, or other types of investments. These risks include:
Leverage Risk. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position.An adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. As a result, investing in derivatives may make the Fund’s returns more volatile and increase the risk of loss. In certain market conditions, derivatives losses can increase at the same time the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. For these derivatives, the Fund is dependent on the counterparty to perform its obligations under the derivatives contract. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by many factors. If the counterparty chooses to default on its obligations, or if it becomes bankrupt or insolvent and unable to fulfill its obligations, the Fund may experience delayed, partial, or nonpayment of amounts due under the derivatives contract, and the Fund’s ability to recover the collateral that the Fund has posted with the counterparty may also be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent on the solvency of the relevant exchange or clearing house to deliver payments on derivatives for which the Fund is owed money.
Derivatives Liquidity Risk. A liquid market may not always exist for the Fund’s derivatives positions. There is a smaller pool of buyers and sellers for certain derivatives than there is for more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives, particularly during times of financial or market stress. The market for derivatives could suddenly become illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. As a result, derivative instruments may be less liquid than more traditional investments, and the Fund may be unable to sell or otherwise exit its derivatives positions at a desirable time or price. If the Fund is unable to exit its derivatives positions, the Fund may suffer further losses of value in its
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derivatives holdings. In certain circumstances, the Fund may be forced to hold a derivative to maturity and take or make delivery of the underlying asset that the Fund would otherwise avoid.
Valuation Risk. Certain derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Other Derivatives Risks. Derivatives are highly specialized instruments that require investment techniques different from those associated with stocks, bonds, and other more traditional investments, and there is no guarantee that the use of derivatives will achieve their intended result. For example, if the Fund uses derivatives as a hedge against, or as a substitute for, a portfolio instrument, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio instrument. This could cause substantial losses for the Fund. Although hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all.
Derivatives are subject to extensive regulations in the United States and other non-U.S. jurisdictions. Compliance with these regulations could increase the costs and risks of trading in derivatives and, as a result, may affect the Fund’s returns. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions
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could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
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Other Types of Investments
The Fund may invest in international dollar-denominated bonds, which are U.S. dollar-denominated bonds issued by foreign governments, agencies and instrumentalities of foreign governments, foreign corporations, or U.S. affiliates of foreign corporations. Because the values of such bonds are designated in the U.S. dollar rather than the issuer’s local currency, it is the issuer that assumes the currency risk, usually to attract U.S. investors. As a result, the values of international dollar-denominated bonds are not affected directly by currency movements. However, if the foreign issuer’s local currency weakens significantly compared to the U.S. dollar, negative perceptions of the issuer’s ability to make payments could cause the issuer’s bonds to decline in value. Many issuers of international dollar-denominated bonds manage this risk by hedging their currency exposure, and their effectiveness in doing so is reflected in their credit rating.

The Fund may invest in foreign currency bonds, which are issued by foreign governments, government agencies, and companies and are denominated in the local currency of the foreign issuer.

Although it has no present plans to do so, the Fund may invest up to 5% of its assets in non-cash-flow-producing high-yield bonds, such as zero-coupon bonds (which pay interest only at maturity) or payment-in-kind bonds (which pay interest in the form of additional securities).
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less
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volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisors
Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210, provides investment advisory services for the Fund. Wellington Management is a Delaware limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.3 trillion in assets. The firm manages the Fund subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VCM, subject to the supervision and oversight of the trustees and officers of the Fund.
VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
Wellington Management’s advisory fee is paid quarterly and is a percentage of average daily net assets under management during the most recent fiscal quarter.
For the fiscal year ended December 31, 2025, the advisory fee paid to Wellington Management represented an effective annual rate of 0.04% of the Fund’s average net assets.

Although the Fund is managed in part by Vanguard and in part by Wellington Management, the Fund reserves the right to utilize a different manager approach in the future pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Fund.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor
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and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Elizabeth H. Shortsleeve, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2007 and has co-managed a portion of the Fund since 2022. Education: B.A., Georgetown University; M.B.A., Dartmouth College.
Michael Chang, CFA, Principal of Vanguard and Senior Portfolio Manager at VCM. He has worked in investment management since 2000, has managed investment portfolios since 2008, has been with Vanguard since 2017, and has co-managed a portion of the Fund since 2022. Education: B. Com., University of British Columbia.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard High Yield Bond Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$7.40	$7.38	$6.96	$8.06	$8.12
Investment Operations
Net Investment Income[1]	.439	.429	.398	.345	.337
Net Realized and Unrealized Gain (Loss) on Investments	.203	.013	.378	(1.074)	(.053)
Total from Investment Operations	.642	.442	.776	(.729)	.284
Distributions
Dividends from Net Investment Income	(.492)	(.422)	(.356)	(.371)	(.344)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.492)	(.422)	(.356)	(.371)	(.344)
Net Asset Value, End of Period	$7.55	$7.40	$7.38	$6.96	$8.06
Total Return	9.18%	6.30%	11.66%	-9.23%	3.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$811	$741	$735	$628	$779
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%[2]	0.24%[2]	0.25%[2]	0.26%
Ratio of Net Investment Income to Average Net Assets	5.98%	5.91%	5.71%	4.82%	4.22%
Portfolio Turnover Rate	46%	50%	43%	34%	30%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.24%, 0.24%, and 0.25%, respectively.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below are the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Bloomberg U.S. Aggregate Bond Index. An index that is the broadest measure of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.
Bloomberg U.S. Corporate High Yield Bond Index. An index that includes primarily corporate bonds with credit ratings at or below Ba1 (Moody’s) or BB+ (S&P Global Ratings); these issues are considered below investment-grade.
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CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and Bloomberg U.S. Corporate High Yield Bond Index and Bloomberg U.S. Aggregate Bond Index (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Variable Insurance Funds High Yield Bond Portfolio (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds High Yield Bond Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 260 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
International Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds International Portfolio (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.32%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach, investing mainly in stocks of companies located outside the United States. The Fund is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Fund’s advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential. The Fund has multiple investment advisors, each of which independently selects and maintains a fund of common stocks for the Fund.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Fund invests a large portion of its assets in securities of issuers located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater
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political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
• Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
• Investments Economically Tied to China. The risks described under Investing in Foreign Markets, Investing in Emerging Markets, and Currency Risk apply to, and may be heightened with respect to, the Fund’s investments in companies or issuers economically tied to China. The Fund also is subject to unique risks due to the considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty associated with investments in companies or issuers economically tied to China. All of these factors, among others, could have negative impacts on the Fund. For example, the Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Fund to miss out on investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government, which could cause these securities to decline in value or become less liquid. If the Fund’s holdings become impacted by restrictions or sanctions, the Fund may incur losses. Additionally, the Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and
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large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — International Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	32.40%	June 30, 2020
Lowest	-17.78%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
International Portfolio	19.97%	0.62%	10.48%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	32.39%	7.91%	8.41%
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Investment Advisors
Baillie Gifford Overseas Ltd. (Baillie Gifford)

Schroder Investment Management North America Inc. (Schroders)
Portfolio Managers
Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has co-managed a portion of the Fund since 2020.
Thomas Coutts, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has co-managed a portion of the Fund since 2016.
James R. Gautrey, CFA, Portfolio Manager at Schroders. He has co-managed a portion of the Fund since 2020.
Simon Webber, CFA, Portfolio Manager at Schroders. He has managed a portion of the Fund since 2009 (co-managed since 2020).
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds International Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisors seek to achieve the Fund’s investment objective by investing mainly in common stocks of non-U.S. companies that are considered to have above-average potential for growth. The Fund is expected to diversify its assets in countries across developed and emerging markets. In selecting stocks, the Fund’s advisors evaluate foreign markets around the world and choose large-, mid-, and small-capitalization companies considered to have above-average growth potential.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisors will select securities to buy and sell based on the advisors’ judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Security Selection
The Fund uses multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. Each advisor buys and sells securities according to its evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. An advisor will sell a security when, in the advisor’s view, it is no longer attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Different advisors may reach different conclusions on the same security.

Baillie Gifford follows an investment approach based on making long-term investments in well-researched and well-managed businesses with above-average growth potential. Baillie Gifford analyzes a company’s ability to grow at an above-average rate by considering the industry in which it operates, any sustainable competitive advantages the company has within that industry, the ability of management to execute on the market opportunity before them, and whether the company can fund growth with internally generated cash flows. Baillie Gifford also considers the valuation of the company to understand the extent to which the market has already appreciated these factors. Historically, Baillie Gifford has been willing to pay a premium to invest in companies it believes can deliver superior growth.

Schroders seeks to invest in securities of international companies where it has identified a significant growth gap, which is defined as forward earnings growth that is not yet recognized by the market. Schroders believes that market
8

inefficiencies often drive material differences between underlying company fundamentals and market estimates. Schroders also believes in-depth fundamental research, incorporating a comprehensive macroeconomic viewpoint and a robust framework of fundamental risk analysis, is the most reliable means of finding those companies and identifying the growth gap. Schroders leverages the extensive knowledge of, and recommendations generated by, approximately 90 regional analysts located across the globe. The strongest ideas of these local analysts are then overlaid with the global perspective of an international team of global sector specialists. In Schroders’ view, this combination of local expertise and global analysis provides an optimal framework for identifying strong investment candidates and building high-quality efficient portfolios across multiple regions and sectors. While the input of the team’s global sector specialists is an important source of investment ideas and research, the investment “decision making” for the portion of the Fund managed by Schroders rests with the portfolio managers.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
International Portfolio	$91 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Growth Stocks typically represent companies that are expected to deliver above-average increases in revenue, earnings, cash flow, or other similar criteria. These stocks typically reinvest profits into the business rather than paying dividends, which results in low or no dividend yields. Growth stocks often trade at higher valuations relative to financial metrics like price-to-earnings or book value, as their prices are largely based on projections of future performance.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies
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typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities (including depositary receipts) of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In
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addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. The performance of a fund that invests significantly in one or more countries or regions will be closely tied to factors within that country or region. These factors may include currency, economic, political, and/or regulatory conditions and developments. Therefore, the Fund’s performance may be affected disproportionately compared to a fund that does not invest significantly in such countries or regions.
Investing in Emerging Markets. Investing in emerging markets presents additional risks and volatility compared to investing in developed markets. These risks include less developed tax, financial reporting, accounting, and recordkeeping systems. Governments in emerging market countries may intervene in the economy by imposing capital controls, nationalizing industries, or placing restrictions on foreign ownership. The legal structure in these markets may also be less developed, making it difficult for investors to pursue legal remedies or enforce judgments. Regulatory frameworks may be less stringent, leading to greater risks with respect to the custody of securities and compliance with local laws. Additionally, these markets may face hyperinflation, currency devaluation, and trade disputes.
Exchanges in emerging market countries are often less efficient, with lower overall liquidity, potentially leading to increased volatility and difficulties in valuing investments. These challenges can also occur due to limited, incomplete, or inaccurate information regarding issuers, who may not be subject to the same standards as those in developed markets. Currency exchange rates are typically more volatile which magnifies the risks associated with investments in emerging markets. Additionally, these markets may encounter restrictions (such as sanctions, embargoes, or tariffs), manipulation, or other unfavorable actions. Each of these risks can cause losses to the Fund’s investments and/or impact the Fund’s performance.
Currency Risk. The Fund is subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to the Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of the Fund’s holdings.
Investments Economically Tied to China. The Fund’s investments in companies economically tied to China subject the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign market risks described in this Prospectus, as well as to the unique risks and considerations discussed below. Foreign market risks (Investing in Foreign Markets, Investing in Emerging Markets, Currency Risk, and Geopolitical
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and Sanctions Risk) may be more pronounced with respect to the Fund’s investments economically tied to China or for the Fund as a whole. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on the Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if the Fund holds securities that are sanctioned. All of these factors could cause the Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
The Fund may be subject to additional risks depending on the types of Chinese securities in which it invests and how it gains exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock Exchanges and are available to the Fund through the China Stock Connect program (“Stock Connect”) or with a license granted under the qualified foreign investor (“QFI”) framework. To the extent that the Fund invests in A-shares, the Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a
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QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong Kong Stock Exchange and are generally available to all investors, but their use is subject to risk because the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
The Fund may also gain exposure to Chinese companies through legal structures known as variable interest entities (“VIEs”), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s performance.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of funds that are focused on a broader representation of the stock market.
Growth Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
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Active Management. The Fund is actively managed. Active management permits the advisors to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisors achieve the strategy of the Fund. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
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A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund
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complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold
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more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
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Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Other Types of Investments
The Fund may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. Depositary Receipts, also sold as participatory notes, are securities that are listed on exchanges or quoted in over-the-counter markets in one country, but represent shares of issuers domiciled in another country.

The Fund may also invest in convertible securities. Convertible securities are bonds or preferred stocks that are convertible into, or exchangeable for, common stocks.

The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts to guard against unfavorable changes in currency rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of ETFs, including Vanguard equity ETF shares. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may also purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
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Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund. The Board designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients. Baillie Gifford began managing a portion of the Fund in 2003. Baillie Gifford & Co. had assets under management that totaled approximately $273 billion as of December 31, 2025.

Schroder Investment Management North America Inc., 7 Bryant Park, 19th Floor, New York, NY 10018-3706, is a registered investment advisor that is part of a worldwide group of financial services companies that are wholly owned by Schroders plc. Schroders currently serves as investment advisor to the Fund, other mutual funds, private funds and segregated accounts. As of December 31, 2025, Schroders plc, together with its affiliated companies, managed approximately $1.1 trillion in assets. Schroder Investment Management North America Ltd. (Schroder Limited), 1 London Wall Place, London, EC2Y 5AU, United Kingdom, serves as the sub-advisor for the Schroders portion of the Fund.
The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of
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the MSCI ACWI ex USA Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
Schroders pays a portion of its advisory fee to Schroder Limited for providing sub-advisory services to the Schroders portion of the Fund.
For the fiscal year ended December 31, 2025, the aggregate advisory fee represented an effective annual rate of 0.15% of the Fund’s average net assets before a performance-based decrease of 0.03%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through through its wholly owned subsidiary Vanguard Portfolio Management (VPM), may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Lawrence Burns, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has worked in investment management with Baillie Gifford since 2009, has managed investment portfolios since 2012, and has co-managed a portion of the Fund since 2020. Education: B.A., University of Cambridge.
Thomas Coutts, Partner of Baillie Gifford & Co., which is the 100% owner of Baillie Gifford, and Investment Manager. He has worked in investment management with Baillie Gifford since 1999, has managed investment portfolios since 2001, and has co-managed a portion of the Fund since 2016. Education: B.A., Trinity College, Oxford.
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James R. Gautrey, CFA, Portfolio Manager at Schroders. He has worked in investment management for Schroders since 2001, has managed assets since 2014, and has co-managed a portion of the Fund since 2020. Education: B.Sc., University College London.
Simon Webber, CFA, Portfolio Manager at Schroders. He has worked in investment management since 1999, has managed assets for Schroders since 2001, and has managed a portion of the Fund since 2009 (co-managed since 2020). Education: B.Sc., University of Manchester.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, the Fund may sell a cross section of its holdings to meet redemptions, while also
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factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s
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properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
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When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
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Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract
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owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on
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transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard International Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$25.60	$24.57	$22.52	$39.70	$43.57
Investment Operations
Net Investment Income[1]	.237	.247	.287	.269	.345
Net Realized and Unrealized Gain (Loss) on Investments	4.573	1.929	2.937	(11.155)	(1.007)
Total from Investment Operations	4.810	2.176	3.224	(10.886)	(.662)
Distributions
Dividends from Net Investment Income	(.235)	(.314)	(.372)	(.398)	(.123)
Distributions from Realized Capital Gains	(1.585)	(.832)	(.802)	(5.896)	(3.085)
Total Distributions	(1.820)	(1.146)	(1.174)	(6.294)	(3.208)
Net Asset Value, End of Period	$28.59	$25.60	$24.57	$22.52	$39.70
Total Return	19.97%	9.01%	14.65%	-30.12%	-1.54%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,304	$2,922	$3,019	$2,837	$4,247
Ratio of Total Expenses to Average Net Assets[2]	0.32%	0.31%[3]	0.33%	0.41%	0.38%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.97%	1.21%	1.06%	0.81%
Portfolio Turnover Rate	20%	22%	15%	17%	21%[4]

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.02%), 0.06%, and 0.04%.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.31%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Fund’s Average Annual Total Returns table:
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
CFA® is a registered trademark owned by CFA Institute.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds International Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 110 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Mid-Cap Index Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Mid-Cap Index Portfolio (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.16%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.17%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$17	$55	$96	$217
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index (the “Target Index”), a broadly diversified index of stocks of mid-size U.S. companies, as determined by the index provider. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s
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performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
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Annual Total Returns — Mid-Cap Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	24.95%	June 30, 2020
Lowest	-25.82%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Mid-Cap Index Portfolio	11.54%	8.46%	10.77%
CRSP US Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	11.70%	8.62%	10.94%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Aaron Choi, CFA, Portfolio Manager at VPM. He has co-managed the Fund since 2023.
Kenny Narzikul, CFA, Portfolio Manager at VPM. He has co-managed the Fund since 2025.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner,
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may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Mid-Cap Index Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
To achieve its investment objective, the Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index, the CRSP US Mid Cap Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions. The advisor buys and sells securities for the Fund for the purpose of tracking the Target Index. The Fund tracks the performance of the CRSP US Mid Cap Index, a float-adjusted market cap weighted index. The Target Index, which does not have a limit on the number of index constituents, targets U.S. companies that fall between the top 70% to 85% of investable equity market capitalization, as determined by the index provider.

As of December 31, 2025, the number of stocks (constituents) in the Target Index was 288. The constituents are reviewed and rebalanced by the index provider on a quarterly basis and are likely to change over time.

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The Target Index is owned, calculated, and controlled by the index provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change the Target Index’s methodology.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Mid-Cap Index Portfolio	$42 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military
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conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Fund’s focus on mid-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Index Investing. The Fund is subject to the following risks associated with index investing:
Passive Management. The Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if it were actively managed.
Index Replication Strategy. Although the Fund seeks to hold substantially all of the securities included in its Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more of the securities in the same proportion as in the Target Index.
Tracking Error. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent
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differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
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Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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The size of the index fund
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Compliance with new or existing regulatory requirements
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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund is subject to risks associated with its index provider. The securities that make up the Target Index and their weighting in the Target Index are determined by the index provider. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the index provider rebalances (updates) the Target Index on a regular schedule. However, the index provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the index provider.
Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that the Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
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Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
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When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the
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inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief
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or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
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Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Foreign Securities
The Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up its Target Index. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.
Other Types of Investments
The Fund may invest in derivatives such as total return swaps, equity futures, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund attempts to remain fully invested in stocks in order to track the Target Index as closely as possible; however, to help stay fully invested and to reduce transaction costs, the Fund may invest in derivatives. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. The Fund may also
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invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VPM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VPM, subject to the supervision and oversight of the trustees and officers of the Fund.
VPM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
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For the fiscal year ended December 31, 2025, the Fund’s advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VPM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Aaron Choi, CFA, Portfolio Manager at VPM. He has been with Vanguard since 2011, has worked in investment management since 2015, and has co-managed the Fund since 2023. Education: B.S., Pennsylvania State University.
Kenny Narzikul, CFA, Portfolio Manager at VPM. He has been with Vanguard since 2012, has worked in investment management since 2016, has managed investment portfolios since 2023, and has co-managed the Fund since 2025. Education: B.B.A., James Madison University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
Mid-Cap Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$26.84	$23.93	$21.38	$29.48	$25.77
Investment Operations
Net Investment Income[1]	.391	.351	.336	.319	.284
Net Realized and Unrealized Gain (Loss) on Investments	2.462	3.211	2.934	(5.464)	5.642
Total from Investment Operations	2.853	3.562	3.270	(5.145)	5.926
Distributions
Dividends from Net Investment Income	(.348)	(.356)	(.319)	(.282)	(.318)
Distributions from Realized Capital Gains	(1.385)	(.296)	(.401)	(2.673)	(1.898)
Total Distributions	(1.733)	(.652)	(.720)	(2.955)	(2.216)
Net Asset Value, End of Period	$27.96	$26.84	$23.93	$21.38	$29.48
Total Return	11.54%	15.08%	15.83%	-18.82%	24.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,227	$2,891	$2,551	$2,231	$2,781
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.17%[2]	0.17%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.38%	1.53%	1.39%	1.03%
Portfolio Turnover Rate	22%	21%	16%	16%	20%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.17%.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
CFA® is a registered trademark owned by CFA Institute.
Center for Research in Security Prices, LLC (CRSP®) and its third-party suppliers have exclusive proprietary rights in the CRSP® Index Data, which has been licensed for use by Vanguard but is and shall remain valuable intellectual property owned by, and/or licensed to, CRSP®. The Vanguard Funds are not sponsored, endorsed, sold or promoted by CRSP®, The University of Chicago, or The University of Chicago Booth School of Business and neither CRSP®, The University of Chicago, or The University of Chicago Booth School of Business, make any representation regarding the advisability of investing in the Vanguard Funds.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Mid-Cap Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 288 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Money Market Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Money Market Portfolio (the “Fund”) seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.12%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.15%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192
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Principal Investment Strategies
The Fund employs an active management approach, investing primarily in high-quality, short-term money market instruments. Under normal circumstances, most of the Fund’s assets are invested in securities issued by the U.S. government and its agencies and instrumentalities, which includes repurchase agreements that are collateralized solely by U.S. government securities or by cash.

The Fund has elected to operate as a government money market fund under Rule 2a-7 of the Investment Company Act of 1940, as amended. Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or by cash. The Fund generally invests 100% of its assets in U.S. government securities (including repurchase agreements) and therefore satisfies the requirement for designation as a government money market fund. The Fund seeks to maintain a stable share price, or net asset value (NAV), of $1; maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and invests in high-quality securities with effective maturities of 397 days or less. To be eligible for investment by the Fund, a security must be determined by methods approved by the board of trustees of Vanguard Variable Insurance Funds to present minimal credit risk. As a result, the Fund selects securities based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. Some of the securities held by the Fund, while still considered high quality, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. Securities held by the Fund may pay fixed, variable, or floating rates of interest.

As a matter of fundamental policy, the Fund concentrates (i.e., invests more than 25% of) its assets in the securities of issuers whose principal business activities are in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors
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that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund invests in money market instruments, which are high quality, short-term debt securities. As a result, the Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Stable NAV. There can be no assurance that the Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect the Fund’s ability to maintain a stable NAV.
• Money Market Funds and Interest Rates. In general, the prices of money market instruments are less sensitive to changes in interest rates than the prices of longer-term debt securities. However, money market fund income is based on short-term interest rates, which means the Fund’s income may fluctuate significantly over short periods and may decline during periods of falling interest rates. In addition, interest rate changes could have unpredictable impacts on the overall market, which could negatively impact the Fund. For example, the Fund may be subject to loss if interest rates increase substantially and/or rapidly. Depending on the duration and severity, a period of low or negative interest rates could prevent the Fund from, among other things, providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable NAV of $1.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with
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higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Repurchase Agreements. The Fund invests in repurchase agreements, which are agreements under which the Fund acquires a security from a seller while simultaneously agreeing to resell the security to the seller at an agreed-upon price on a specific date. If the seller does not fulfill its obligation, the Fund could lose money, suffer delays, or incur costs arising from holding or selling the security.
• Variable and Floating Rate Securities. The Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to compensate the investor for the issuer’s current credit quality. As a result, the value of the Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time the Fund wishes to dispose of them.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Industry Concentration. The Fund concentrates its investments in the securities of issuers in the financial services industry. As a result, the Fund’s performance depends to a greater extent on the overall condition of, and is more susceptible to events affecting, this industry.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a market index and a relevant peer group average. The Fund’s returns are net of its expenses but do
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not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Effective January 20, 2021, the Fund changed its investment strategy and changed its designation to a “government” money market fund. Performance for the periods prior to January 20, 2021 is based on the prior investment strategy utilized by the Fund. The Spliced Variable Insurance U.S. Government Money Market Funds Average reflects the performance of the Variable Insurance Money Market Funds Average through January 19, 2021, and the Variable Insurance U.S. Government Money Market Funds Average thereafter. The inception date for the Variable Insurance U.S. Government Money Market Funds Average was October 31, 2019. Index returns are not provided prior to that date. The inception date for the Variable Insurance U.S. Government Money Market Funds Average was October 31, 2019. Index returns are not provided prior to that date. Returns for the Spliced Variable Insurance U.S. Government Money Market Funds Average and the Variable Insurance Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Money Market Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	1.33%	December 31, 2023
Lowest	0.00%	March 31, 2021
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Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Money Market Portfolio	4.18%	3.17%	2.20%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	4.40%	3.30%	2.22%
Variable Insurance U.S. Government Money Market Funds Average	3.89	2.88	—
Spliced Variable Insurance U.S. Government Money Market Funds Average	3.89	2.88	1.83
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Eion D’Anjou, Portfolio Manager at VCM. He has co-managed the Fund since April 2026.
Nafis T. Smith, Principal of Vanguard and Portfolio Manager at VCM. He has managed the Fund since 2025.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Money Market Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisor seeks to achieve the Fund’s investment objective by investing the Fund’s assets in high-quality, short-term money market instruments. Money market instruments typically mature in 397 days or less and their average maturity typically ranges from 30 to 60 days.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisor will select securities to buy and sell based on the advisor’s judgments about issuers and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

As a matter of fundamental policy, the Fund concentrates (i.e., invests more than 25% of) its assets in securities of issuers whose principal business activities are in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises. The Fund considers the financial services industry to include issuers principally engaged in providing financial services to consumers and industry, such as securities issued by government-sponsored enterprises, including the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks, and the Federal Farm Credit Banks Funding Corporation; U.S. and foreign banks; insurance companies; real estate-related companies (i.e., companies having at least 50% of their assets, revenues, or net income related to, or derived from, the real estate industry); securities firms; and leasing companies, among others.

The Fund intends to operate as a government money market fund under Rule 2a-7 of the Investment Company Act of 1940, as amended. Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or by cash. The Fund generally invests 100% of its assets in cash and U.S. government securities (including repurchase agreements). Therefore, the Fund satisfies the requirement for designation as a government money market fund. The Fund’s policy to invest at least 99.5% of its assets in government securities may be changed only upon 60 days’ notice to shareholders.

Under Rule 2a-7, Government Money Market Funds may maintain a stable NAV
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through the use of amortized cost accounting and may, but are not required to, implement liquidity fees. The Fund will use amortized cost to transact at a stable NAV. The Fund does not currently intend to implement liquidity fees.
Security Selection
The Fund seeks to maintain a NAV of $1, and the Fund’s advisor purchases and manages investments for the Fund with this goal in mind. The Fund must meet certain conditions based on its election to operate under Rule 2a-7, which include maintaining a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; meeting applicable daily, weekly, and general liquidity requirements; and investing only in securities that have remaining maturities of 397 calendar days or less, are of high quality, and have been determined by methods approved by the Board to present minimal credit risk. Securities held by the Fund may pay fixed, variable, or floating rates of interest.
What are Weighted Average Maturity and Weighted Average Life?
Money market funds maintain a dollar-weighted average maturity (WAM)
of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term variable and floating rate securities held by the fund will generally be the period remaining until the next interest rate adjustment.
When calculating a fund’s WAL, the maturity for variable and floating rate securities will generally be the final maturity date (the date on which principal is expected to be returned in full). Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term variable and floating rate securities, which generally are more sensitive to changes in interest rates, particularly in volatile markets.

The Fund invests primarily in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are backed by the full faith and credit of the U.S. government, such as those issued by the U.S. Treasury and the Government National Mortgage Association (GNMA). The Fund also may invest in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. The Fund concentrates its assets in securities issued by companies in the financial services industry.

The Fund may also invest in repurchase agreements that are collateralized solely by U.S. government securities or by cash. The Fund’s advisor believes
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that the risks of investing in repurchase agreements can be managed through careful security and counterparty selection and monitoring.

Under certain circumstances the exposure to a single issuer could cause the Fund to fail to maintain a share price of $1.
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
What are Money Market Funds?
In general, a money market fund is a mutual fund regulated pursuant to
Rule 2a-7 under the Investment Company Act of 1940, as amended.
Money market funds typically seek to provide stability of principal by investing in high-quality, short-term, liquid instruments such as U.S.
Treasury bills and notes, U.S. agency securities, commercial paper, banker’s acceptances, and certificates of deposit. All money market funds must meet certain conditions related to the maturity, quality, diversification, and liquidity of their portfolios. Other requirements under Rule 2a-7 vary for different types of money market funds. For example, to meet the definition of a government money market fund under the rule, a money market fund must invest 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are collateralized fully.
Government money market funds may maintain a floating or stable NAV and may, but are not required to, implement liquidity fees. Prime and tax-exempt money market funds may be retail money market funds or institutional money market funds. Retail money market funds must have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons, may maintain a floating or stable NAV, and are subject to discretionary liquidity fees. Institutional money market funds may be held by a wider range of investors, must have a floating
NAV, and are subject to discretionary and mandatory liquidity fees.

• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
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A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Repurchase Agreements are agreements in which a bank, a securities dealer, or another counterparty that meets minimum credit requirements sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price. The securities purchased serve as collateral for the counterparty’s repurchase obligation.
• Variable and Floating Rate Securities are debt securities that provide for periodic adjustments in the interest rate paid on them. Variable rate securities provide for a specified periodic adjustment in the interest rate (e.g., daily, weekly, or quarterly), while floating rate securities have interest rates that are adjusted in response to a change to a designated benchmark, an issuer’s credit rating, or a reference rate such as the Secured Overnight Financing Rate (SOFR).
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
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More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Bond Markets. The Fund invests in money market instruments, which are high quality, short-term debt securities. As a result, the Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by the following bond market risks may vary based on factors disclosed throughout this Prospectus, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
Stable NAV. There can be no assurance that the Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect the Fund’s ability to maintain a stable NAV. If any money market fund that seeks to maintain a stable NAV fails to do so (or if there is a perceived threat of such a failure), other money market funds, including the Fund, may be subject to increased redemption activity and/or other adverse effects.
Money Market Funds and Interest Rates. In general, the prices of money market instruments are less sensitive to changes in interest rates than the prices of longer-term debt securities. However, money market fund income is based on short-term interest rates, which means the Fund’s income may fluctuate significantly over short periods and may decline during periods of
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falling interest rates. In addition, interest rate changes could have unpredictable impacts on the overall market, which could negatively impact the Fund. For example, the Fund may be subject to loss if interest rates increase substantially and/or rapidly. Depending on the duration and severity, a period of low or negative interest rates could prevent the Fund from, among other things, providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable NAV of $1.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
Repurchase Agreements. If the counterparty to a repurchase agreement with the Fund is unable to repurchase the securities as promised, the Fund may incur costs when trying to sell the securities to another buyer, which could reduce any amount realized on the collateral and result in a loss to the Fund. If the counterparty seeks relief under bankruptcy laws, the Fund could suffer delays in receiving the collateral or may otherwise experience a loss. For example, if the counterparty becomes insolvent, a bankruptcy court could determine that the security underlying the repurchase agreement does not belong to the Fund and order that it be used to pay off the counterparty’s debts.
Variable and Floating Rate Securities. The Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to compensate the investor for the issuer’s current credit quality. As a result, the value of the Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time the Fund wishes to dispose of them.
Active Management. The Fund is actively managed. Active management permits the advisor to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisor achieve the strategy of the Fund. The advisor’s security selection and/or strategy execution could cause the Fund
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to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Industry Concentration. The Fund concentrates its assets in the securities of issuers in the financial services industry. As a result, the Fund’s performance depends to a greater extent on the overall condition of, and is more susceptible to events affecting, this industry.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events
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unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Money Market Fund Reform. “Money Market Fund Reform” refers to amendments to the rules that govern money market funds, which were most recently adopted by the SEC in July 2023. The SEC continues to review the regulation of money market funds and may adopt additional amendments to Rule 2a-7 or other regulatory changes in the future. Compliance with Money Market Fund Reform could affect the Fund’s investment strategy, fees and expenses, portfolio, share liquidity, and/or return potential.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Other Types of Investments
The Fund may invest up to 5% of its net assets in illiquid securities, which are securities that the Fund may not be able to sell or dispose of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the Fund.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
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Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
Vanguard and the Board may from time to time voluntarily agree to temporarily limit certain net operating expenses in excess of the Fund’s daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Board may terminate the temporary expense limitation at any time.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

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Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VCM, subject to the supervision and oversight of the trustees and officers of the Fund.
VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
For the fiscal year ended December 31, 2025, the Fund’s advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Eion D’Anjou, Portfolio Manager at VCM. He has worked in investment management since 2006, has been with Vanguard since 2026, and has co-managed the Fund since April 2026. Education: B.S., Cornell University.
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Nafis T. Smith, Principal of Vanguard and Portfolio Manager at VCM. He has been with Vanguard since 2003, has worked in investment management since 2005, has managed investment portfolios for Vanguard since 2010, and has managed the Fund since 2025. Education: B.A., Cornell University; M.B.A., Wharton School University of Pennsylvania.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC. In connection with a determination by the Board, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV
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after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The instruments held by a Vanguard retail or government money market fund are generally valued on the basis of amortized cost. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
Although the Vanguard retail and government money market funds seek to maintain a stable NAV of $1 per share, a stable share price is not guaranteed. A low or negative interest rate environment could impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard
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funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or
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part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Vanguard anticipates that investors will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, the Board has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Money Market Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0410	.0507	.0494	.0154	.0001
Net Realized and Unrealized Gain (Loss) on Investments	.0001	—	—	(.0004)	—
Total from Investment Operations	.0411	.0507	.0494	.0150	.0001
Distributions
Dividends from Net Investment Income	(.0411)	(.0507)	(.0494)	(.0150)	(.0001)
Distributions from Realized Capital Gains	—	—	(.0000)[2]	(.0000)[2]	—
Total Distributions	(.0411)	(.0507)	(.0494)	(.0150)	(.0001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	4.18%	5.19%	5.05%	1.51%	0.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,353	$1,232	$1,217	$1,217	$1,106
Ratio of Expenses to Average Net Assets[3]	0.15%	0.15%[4]	0.15%[4]	0.14%[4]	0.07%
Ratio of Net Investment Income to Average Net Assets	4.10%	5.07%	4.94%	1.54%	0.01%

1	Calculated based on average shares outstanding.
2	Distribution was less than $0.0001 per share.
3
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The portfolio is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.15% for
2022, and 0.15% for 2021. For the years ended December 31, 2025, 2024, and 2023, there were no expense reductions.

4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%, 0.15%, and 0.14%, respectively.
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Additional Information
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
Variable Insurance Money Market Funds Average. The average performance of open-end investment companies classified as variable annuity funds by Lipper that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These funds intend to keep constant net asset value.
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Securities Market Indexes
Listed below is the securities market index, as referenced in the Fund’s Average Annual Total Returns table:
FTSE 3-Month U.S. Treasury Bill Index. An index that measures the performance of short-term U.S. government debt securities and accrues income on a monthly basis.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Money Market Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 104 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Real Estate Index Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Real Estate Index Portfolio (the “Fund”) seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.24%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.26%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index (the “Target Index”), which is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS®). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which include specialized REITs, and real estate management and development companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.

The Fund is considered nondiversified, as defined under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds.

As a matter of fundamental policy, the Fund concentrates its investments (i.e., invests more than 25% of its assets) in the securities of issuers whose principal business activities are in the real estate industry.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• Real Estate Sector. Due to the Fund’s heavy investment in the real estate sector, its performance will be impacted by the general health of the sector. Companies in the real estate sector can be negatively affected by various factors, including, but not limited to, supply and demand for properties, changes in interest rates, general or local economic conditions, the strength of specific industries that rent properties, and/or regulatory changes. Real estate companies might be heavily focused on one geographic market, which
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could affect those companies more than companies with greater geographic diversification. Real estate companies may rely on leverage, which, while used to help magnify returns, also has the negative effect of magnifying losses. In addition, the real estate industry historically has been sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.
• Investing in REITs. In addition to the risks associated with the real estate sector, the Fund’s investments in equity REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties they own. An individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. Interest rate increases can make it more difficult and costly to acquire financing, which could restrict cash flows and negatively affect their operations and values. During periods of rising interest rates, REIT stock prices overall may decline, which could result in a decline in the Fund’s value. In addition, unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. Loss of IRS status as a qualified REIT would negatively impact the REIT’s overall investment returns.
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
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• Nondiversified Funds. The Fund is considered a nondiversified fund as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The VVIF Real Estate Spliced Index reflects the performance of the MSCI US REIT Index through January 18, 2018, and the MSCI US Investable Market Real Estate 25/50 Index thereafter. The inception date for the MSCI US Investable Market Real Estate 25/50 Index was September 1, 2016. Index returns are not provided prior to that date. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s
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past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Real Estate Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	18.14%	December 31, 2023
Lowest	-24.14%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Real Estate Index Portfolio	3.11%	4.51%	5.08%
VVIF Real Estate Spliced Index (reflects no deduction for fees, expenses, or taxes)	3.31%	4.76%	5.33%
MSCI US Investable Market Real Estate 25/50 Index (reflects no deduction for fees, expenses, or taxes)	3.31	4.76	—
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Gerard C. O’Reilly, Principal of Vanguard and Portfolio Manager at VPM. He has managed the Fund since its inception in 1999 (co-managed since 2016).
Chris Nieves, CFA, Portfolio Manager at VPM. He has co-managed the Fund since 2025.
Jena Stenger, Portfolio Manager at VPM. She has co-managed the Fund since 2025.
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Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Real Estate Index Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.
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The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
Implementation of Investment Objective
To achieve its investment objective, the Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index, the MSCI US Investable Market Real Estate 25/50 Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
The Fund is considered nondiversified, as defined under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. A fund becomes nondiversified if, with respect to 75% of its total assets, the fund: (1) purchases more than 10% of the outstanding voting securities of any one issuer, or (2) purchases securities of any issuer when, as a result, more than 5% of the Fund’s total assets are invested in that issuer’s securities.
As a matter of fundamental policy, the Fund concentrates its investments (i.e., invests more than 25% of its assets) in the securities of issuers whose principal business activities are in the real estate industry.
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Security Selection
The Fund uses the replication method of indexing, meaning that the Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions.
The Target Index measures the performance of publicly traded equity REITs and other real estate-related investments, including but not limited to specialized REITs, and real estate management and development companies. It is a float-adjusted, market capitalization-weighted index, and is made up of the stocks of publicly traded equity REITs and other real estate-related investments that meet certain criteria. For example, to be included initially in the Target Index, a REIT must meet a minimum market capitalization threshold and have enough shares and trading volume to be considered liquid. Securities in the Target Index have differing levels of capitalization.
To qualify as a “regulated investment company” (“RIC”) for favorable tax treatment under the Internal Revenue Code (the “Code”), the Fund must, among other things, meet certain diversification standards under the Code. Those diversification standards require the Fund to invest no more than 25% of its assets in any one security and at least 50% in securities that each represent no more than 5% of the fund’s assets. The 25/50 in the name of the Fund’s Target Index denotes that the index’s construction rules take into account the diversification standards for RICs covered under the Code.
Note that although the Fund continues to comply with the diversification standards of the Code, the Fund is still considered nondiversified under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with funds defined as diversified under the Investment Company Act of 1940.
As of December 31, 2025, the number of securities in the Target Index was 150. The Target Index is rebalanced and its current stocks are tested for continued compliance with the guidelines of the Target Index on a quarterly basis. A REIT may be removed from the Target Index because of a decline in market capitalization, because it becomes illiquid, or because of other changes in its status.
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Stocks in the Target Index represent a broadly diversified range of property types. The makeup of the Fund, as of December 31, 2025, was:
Fund Allocation by REIT type	Percentage of Fund[1]
Health Care REITs	15.6
Retail REITs	13.8
Industrial REITs	11.5
Telecom Tower REITs	9.6
Data Center REITs	8.7
Real Estate Services	8.6
Multi-Family Residential REITs	7.8
Other Specialized REITs	6.3
Self-Storage REITs	5.4
Single-Family Residential REITs	3.7
Office REITs	2.8
Hotel & Resort REITs	2.1
Diversified REITs	2.0
Timber REITs	1.6
Real Estate Development	0.2
Diversified Real Estate Activities	0.2
Real Estate Operating Companies	0.1

1 Due to rounding, the total percentage may not be equal to 100%.
The Target Index is owned, calculated, and controlled by the index provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change the Target Index’s methodology.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Real Estate Index Portfolio	$30 billion
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Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
• Real Estate Stocks include REITs and real estate management and development companies. A REIT is a company that owns and manages real estate. There are many different types of REITs, such as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT generally owns properties directly. Equity REITs typically generate income from rental and lease payments, and they offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A mortgage REIT makes loans to commercial real estate developers. Mortgage REITs earn interest income and are subject to credit risk (i.e., the chance that a developer will fail to repay a loan). A hybrid REIT holds both properties and mortgages. Real estate management and development companies engage in real estate development, management, and rental and/or direct investment in physical property.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
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More on Principal Risks
Real Estate Sector. Due to the Fund’s heavy investment in the real estate sector, its performance will be impacted by the general health of the sector. Companies in the real estate sector can be negatively affected by various factors, including, but not limited to, supply and demand for properties, changes in interest rates, general or local economic conditions, the strength of specific industries that rent properties, and/or regulatory changes. Real estate companies might be heavily focused on one geographic market, which could affect those companies more than companies with greater geographic diversification. Real estate companies may rely on leverage, which, while used to help magnify returns, also has the negative effect of magnifying losses. In addition, the real estate industry historically has been sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.
Investing in REITs. In addition to the risks associated with the real estate sector, the Fund’s investments in equity REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties they own. An individual REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws. Interest rate increases can make it more difficult and costly to acquire financing, which could restrict cash flows and negatively affect their operations and values. During periods of rising interest rates, REIT stock prices overall may decline, which could result in a decline in the Fund’s value.
In addition, unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages, and sales of property. Loss of IRS status as a qualified REIT would negatively impact the REIT’s overall investment returns.
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the
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markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of funds that are focused on a broader representation of the stock market.
Nondiversified Funds. The Fund is considered a nondiversified fund as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
Index Investing. The Fund is subject to the following risks associated with index investing:
Passive Management. The Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if it were actively managed.
Index Replication Strategy. Although the Fund seeks to hold substantially all of the securities included in its Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more of the securities in the same proportion as in the Target Index.
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Tracking Error. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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The size of the index fund
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Compliance with new or existing regulatory requirements
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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund is subject to risks associated with its index provider. The securities that make up the Target Index and their weighting in the Target Index are determined by the index provider. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the index provider rebalances (updates) the Target Index on a regular schedule. However, the index provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the index provider.
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Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
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When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the
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inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, it’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief
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or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
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Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Foreign Securities
The Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up its Target Index.
Other Types of Investments
The Fund may invest in derivatives such as total return swaps, equity futures, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this Prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:

• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

• Obtain economic exposure to a stock, a basket of stocks, or an index when deemed desirable or necessary, or when the Fund is required to limit its investment in a particular issuer or industry.

• Add value when these instruments are attractively priced.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the
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Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VPM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VPM, subject to the supervision and oversight of the trustees and officers of the Fund.
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VPM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
For the fiscal year ended December 31, 2025, the Fund’s advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VPM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Chris Nieves, CFA, Portfolio Manager at VPM. He has worked in investment management since 2013, has been with Vanguard since 2017, and has co-managed the Fund since 2025. Education: B.A., Cornell University; MEng., Cornell University.
Gerard C. O’Reilly, Principal of Vanguard and Portfolio Manager at VPM. He has been with Vanguard since 1992, has managed investment portfolios since 1994, and has managed the Fund since its inception in 1999 (co-managed since 2016). Education: B.S., Villanova University.
Jena Stenger, Portfolio Manager at VPM. She has worked in investment management since 2013, has been with Vanguard since 2015, and has co-managed the Fund since 2025. Education: B.S., Villanova University; M.B.A., University of Chicago Booth School of Business.
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The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
Real Estate Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.74	$11.92	$11.53	$16.56	$12.43
Investment Operations
Net Investment Income[1]	.314	.300	.327	.297	.257
Net Realized and Unrealized Gain (Loss) on Investments	.044	.218	.888	(4.474)	4.553
Total from Investment Operations	.358	.518	1.215	(4.177)	4.810
Distributions
Dividends from Net Investment Income	(.322)	(.379)	(.286)	(.262)	(.293)
Distributions from Realized Capital Gains	(.206)	(.319)	(.539)	(.591)	(.387)
Total Distributions	(.528)	(.698)	(.825)	(.853)	(.680)
Net Asset Value, End of Period	$11.57	$11.74	$11.92	$11.53	$16.56
Total Return	3.11%	4.74%	11.70%	-26.30%	40.21%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,079	$1,103	$1,143	$1,094	$1,538
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.26%[2]	0.26%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.59%	2.97%	2.25%	1.79%
Portfolio Turnover Rate	8%	11%	10%	11%	12%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.26%.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
CFA® is a registered trademark owned by CFA Institute.
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THIS FUND, OWNERS OF THIS FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
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For More Information
If you would like more information about Vanguard Variable Insurance Funds Real Estate Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 349 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Short-Term Investment-Grade Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio (the “Fund”) seeks to provide current income while maintaining limited price volatility.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.14%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade fixed income securities (which include high- and medium-quality fixed income securities). For purposes of the 80% policy, investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. The Fund expects to maintain a dollar-weighted average maturity between 1 and 4 years. The Fund may invest in derivatives such as options, futures contracts, and swap agreements.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
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• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a
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loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
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Annual Total Returns — Short-Term Investment-Grade Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	4.80%	June 30, 2020
Lowest	-3.73%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Short-Term Investment-Grade Portfolio	6.85%	2.23%	2.81%
Bloomberg U.S. 1-5 Year Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.74%	2.15%	2.84%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30	-0.36	2.01
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Arvind Narayanan, CFA, Principal of Vanguard and Senior Portfolio Manager at VCM. He has co-managed the Fund since 2019.
Thanh Nguyen, CFA, Portfolio Manager at VCM. She has co-managed the Fund since April 2026.
Daniel Shaykevich, Principal of Vanguard and Senior Portfolio Manager at VCM. He has co-managed the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner,
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may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisor seeks to achieve the Fund’s investment objective by investing mainly in bonds. In general, bonds include fixed income securities such as corporate bonds; U.S. Treasury obligations and other U.S. government and agency securities; and asset-backed, mortgage-backed, and mortgage-related securities.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisor will select securities to buy and sell based on the advisor’s judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in investment-grade fixed income securities (which include high- and medium-quality fixed income securities). For purposes of the 80% policy, investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund’s advisor buys and sells securities based on its judgements about a security’s fundamentals, technical factors, valuation, and contribution to the overall portfolio.
The Fund expects to maintain a dollar-weighted average maturity between 1 and 4 years and primarily purchases bonds of investment-grade quality. Investment-grade bonds include those rated the equivalent of A3 or better (high-quality) and those rated the equivalent of Baa1, Baa2, or Baa3 (medium-quality) by Moody’s or another independent rating agency, as well as unrated bonds determined to be of comparable quality by the Fund’s advisor. The Fund may continue to hold bonds that are downgraded after purchase, even if such bonds would no longer be eligible as new investments for the Fund.
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The Fund may invest no more than 5% of its assets in fixed income securities rated below investment-grade , which are those rated the equivalent of Ba1 or lower by Moody’s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor.
In addition to bonds, the Fund may invest in derivatives such as fixed income futures contracts, foreign currency exchange forward contracts, fixed income options (including options on swaps), currency swaps, interest rate swaps, total return swaps, credit default swaps, or other derivatives.
The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this Prospectus. In particular, derivatives will be used when they may help the advisor accomplish one or more of the following:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are favorably priced.
• Adjust sensitivity to changes in interest rates.
• Adjust the overall credit risk of the portfolio or actively overweight or underweight credit risk to specific bond issuers.
• Hedge foreign currency exposure.
• Hedge foreign interest rate exposure.
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
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What are Bonds?
Generally speaking, a bond represents a debt or loan issued by, for example, a corporation, a government, or a financial institution. In most instances, the issuer agrees to pay the bondholder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the bond in full on a specified maturity date. The income earned by a bond (or its yield, when expressed as a percentage of the bond’s price) can vary based on its maturity. Longer-term bonds tend to have higher yields than shorter-term bonds, but are more sensitive to fluctuations in value. By contrast, shorter-term bonds are less likely to fluctuate in value, but tend to have lower yields. A bond’s duration is a measure of how sensitive its price is to changes in interest rates. For example, if a bond has a duration of 2 years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%. A bond’s credit quality rating is an assessment of the issuer’s ability to make timely interest payments and repay the bond in full on its stated maturity date. The higher a bond’s credit quality, the greater the perceived chance that the issuer will meet its payment obligations (and vice versa). Investment-grade bonds are those whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by an advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Below investment-grade securities, which include bonds commonly known as “junk bonds,” have lower credit quality ratings.

• Corporate Bonds are issued by businesses that want to borrow money for some purpose, often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds. For example, companies with lower credit ratings generally need to offer a higher interest rate in order to obtain buyers for their bonds.
• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and
10

credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Asset-Backed Securities represent a participation in, or are secured by and payable from, pools of underlying assets such as bank loans or credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for the purpose of issuing such securities, and their value depends on repayments by underlying borrowers. The maturities of asset-backed securities are driven by borrowers’ prepayments, making them difficult to predict.
• Mortgage-Backed Securities represent partial ownership in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private corporations (non-agency mortgage-backed securities) or government issuers (agency mortgage-backed securities) for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
As discussed under U.S. Government and Agency Securities, most mortgage-backed securities issued by U.S. government entities or government-sponsored enterprises are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
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One exception is securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government.
• Derivatives, in general, are financial contracts whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by the following bond market risks may vary based on factors disclosed throughout this Prospectus, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
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Interest Rate Risk. The Fund’s investments in bonds can be sensitive to interest rate changes and may be affected differently depending on the overall interest rate environment. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
Income Risk. During periods of falling interest rates, the Fund’s income may decline because the Fund may have to invest new cash flow and cash from maturing bonds in bonds with lower yields. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. The Fund could be impacted by factors negatively impacting the issuers of its corporate bond holdings. For example, if a company is restructured, there could be a substantial decline in the credit quality and market value of any bonds issued by that company. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, liquidity in the corporate bond market may be impacted by overall market conditions or by a decline in the availability of credit.
Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. When a bond is called, the principal value of the bond is repaid earlier than anticipated (prepayment) and the investor (in this case, the Fund) no longer receives the interest payments that would have been paid up to the expected maturity date. In addition, bond calls and the resulting prepayments cause the Fund to lose any price appreciation that would have occurred between the time the bond was called and its original maturity date.
During periods of falling interest rates, it benefits issuers to call bonds with high interest rates. When this occurs, the Fund likely will be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. If the Fund holds multiple callable bonds,
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frequent bond calls (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. For example, investments in mortgage-backed securities are subject to the risk that homeowners will repay their mortgages more slowly than anticipated during periods of rising interest rates, which would extend the duration of mortgage-backed securities held by the Fund. The proceeds from such securities would then be unavailable to reinvest at higher interest rates.
Active Management. The Fund is actively managed. Active management permits the advisor to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisor achieve the strategy of the Fund. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Investing in Derivatives. The Fund’s use of derivatives may introduce risks that are different from, and/or greater than, investing directly in stocks, bonds, or other types of investments. These risks include:
Leverage Risk. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position.An adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. As a result, investing in derivatives may make the Fund’s returns more volatile and increase the risk of loss. In certain market conditions, derivatives losses can increase at the same time the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.
Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (OTC) derivatives) and are simply financial contracts between the Fund and a counterparty. For these derivatives, the Fund is dependent on the counterparty to perform its obligations under the derivatives contract. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by many factors. If the counterparty chooses to default on
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its obligations, or if it becomes bankrupt or insolvent and unable to fulfill its obligations, the Fund may experience delayed, partial, or nonpayment of amounts due under the derivatives contract, and the Fund’s ability to recover the collateral that the Fund has posted with the counterparty may also be delayed or impaired. For derivatives traded on a centralized exchange, the Fund generally is dependent on the solvency of the relevant exchange or clearing house to deliver payments on derivatives for which the Fund is owed money.
Derivatives Liquidity Risk. A liquid market may not always exist for the Fund’s derivatives positions. There is a smaller pool of buyers and sellers for certain derivatives than there is for more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives, particularly during times of financial or market stress. The market for derivatives could suddenly become illiquid, which may result in significant, rapid, and unpredictable changes in the prices for derivatives. As a result, derivative instruments may be less liquid than more traditional investments, and the Fund may be unable to sell or otherwise exit its derivatives positions at a desirable time or price. If the Fund is unable to exit its derivatives positions, the Fund may suffer further losses of value in its derivatives holdings. In certain circumstances, the Fund may be forced to hold a derivative to maturity and take or make delivery of the underlying asset that the Fund would otherwise avoid.
Valuation Risk. Certain derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Other Derivatives Risks. Derivatives are highly specialized instruments that require investment techniques different from those associated with stocks, bonds, and other more traditional investments, and there is no guarantee that the use of derivatives will achieve their intended result. For example, if the Fund uses derivatives as a hedge against, or as a substitute for, a portfolio instrument, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio instrument. This could cause substantial losses for the Fund. Although hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all.
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Derivatives are subject to extensive regulations in the United States and other non-U.S. jurisdictions. Compliance with these regulations could increase the costs and risks of trading in derivatives and, as a result, may affect the Fund’s returns. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events
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unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target index.
Other Types of Investments
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers.
The Fund may enter into transactions involving mortgage-backed securities, such as To Be Announced (“TBA”) transactions or mortgage dollar rolls. The Fund may enter into TBA transactions as a buyer or a seller. When entering into TBA transactions as a seller, the Fund may sell a TBA mortgage-backed security that it does not hold (i.e., engage in a short sale). The Fund will use mortgage dollar rolls only if their use is consistent with the Fund’s investment objective and principal investment strategies.
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The Fund may invest in collateralized mortgage obligations, which are a type of fixed income structured product. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940. As a result, the Fund’s investments in these products may be limited under Rule 12d1-4 of the 1940 Act, which is designed to limit the use of complex fund structures. The Fund also may invest in cash equivalent investments (including repurchase agreements), convertible securities, foreign currency bonds, international dollar-denominated bonds, municipal bonds, or preferred stocks. A description of each of these investments is provided below.
Collateralized mortgage obligations or “CMOs” are bonds collateralized by mortgages or mortgage-pass through securities. The rights to receive principal and interest payments, called “cash flow rights,” on underlying mortgages are divided up and prioritized to create short-, intermediate-, and long-term bonds. CMOs rely on assumptions about the timing of cash flows on the underlying mortgages, including expected rates of prepayment. If these assumptions are wrong, the bond’s maturity could shorten or lengthen.
Convertible securities typically consist of debt securities or preferred stock that may be converted at either a stated price or a stated rate into underlying shares of common stock.
Foreign currency bonds are issued by foreign governments, government agencies, and companies and are denominated in the local currency of the foreign issuer.
International dollar-denominated bonds are U.S. dollar-denominated bonds issued by foreign governments, agencies and instrumentalities of foreign governments, foreign corporations, or U.S. affiliates of foreign corporations. Because the values of such bonds are designated in the U.S. dollar rather than the issuer’s local currency, it is the issuer that assumes the currency risk, usually to attract U.S. investors. As a result, the values of international dollar-denominated bonds are not affected directly by currency movements. However, if the foreign issuer’s local currency weakens significantly compared to the U.S. dollar, negative perceptions of the issuer’s ability to make payments could cause the issuer’s bonds to decline in value. Many issuers of international dollar-denominated bonds manage this risk by hedging their currency exposure, and their effectiveness in doing so is reflected in their credit rating.
Mortgage dollar rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Entering into a mortgage dollar roll transaction has the potential to enhance a fund’s returns and reduce its administrative burdens compared to an investment in a traditional mortgage-backed security. The use of mortgage dollar rolls may increase a fund’s portfolio turnover rate.
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Municipal bonds represent loans by an investor to state or local governments or to other governmental authorities.
Preferred stocks distribute set dividends from the issuer. The preferred stockholder’s claim on the issuer’s income and assets ranks before that of common stockholders, but after that of bondholders.
Repurchase agreements are agreements in which a bank, a securities dealer, or another counterparty that meets minimum credit requirements sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price. The securities purchased serve as collateral for the counterparty’s repurchase obligation.
TBA mortgage-backed securities represent an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price at a future date, but do not specify the particular securities to be delivered.
The Fund may invest a small portion of its assets in fixed income futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These fixed income futures and ETFs typically provide returns similar to those of bonds. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately.
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In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM,
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provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VCM, subject to the supervision and oversight of the trustees and officers of the Fund.
VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
For the fiscal year ended December 31, 2025, the Fund’s advisory expenses represented an effective annual rate of 0.02% of the Fund’s average net assets.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Arvind Narayanan, CFA, Principal of Vanguard and Senior Portfolio Manager at VCM. He has worked in investment management since 2002, has managed investment portfolios since 2006, has been with Vanguard since 2019, and has co-managed the Fund since 2019. Education: B.A., Goucher College; M.B.A., New York University.
Thanh Nguyen, CFA, Portfolio Manager at VCM. She has worked in investment management since 2005, has been with Vanguard since 2013, has managed investment portfolios since 2014, and has co-managed the Fund since April 2026. Education: B.A., Ohio Wesleyan University; M.B.A., The Wharton School of the University of Pennsylvania.
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Daniel Shaykevich, Principal of Vanguard and Senior Portfolio Manager at VCM. He has worked in investment management since 2001, has managed investment portfolios since 2004, has been with Vanguard since 2013, and has co-managed the Fund since 2018. Education: B.S., Carnegie Mellon University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
Vanguard Short-Term Investment-Grade Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.42	$10.31	$9.92	$10.78	$11.12
Investment Operations
Net Investment Income[1]	.473	.436	.342	.202	.166
Net Realized and Unrealized Gain (Loss) on Investments	.220	.053	.259	(.815)	(.216)
Total from Investment Operations	.693	.489	.601	(.613)	(.050)
Distributions
Dividends from Net Investment Income	(.443)	(.379)	(.211)	(.167)	(.233)
Distributions from Realized Capital Gains	—	—	—	(.080)	(.057)
Total Distributions	(.443)	(.379)	(.211)	(.247)	(.290)
Net Asset Value, End of Period	$10.67	$10.42	$10.31	$9.92	$10.78
Total Return	6.85%	4.89%	6.16%	-5.72%	-0.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,567	$2,365	$2,180	$2,155	$2,288
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%[2]	0.14%[2]	0.14%[2]	0.14%
Ratio of Net Investment Income to Average Net Assets	4.53%	4.25%	3.43%	2.00%	1.52%
Portfolio Turnover Rate	104%	72%[3]	99%[3]	86%[3]	78%[3]

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 2%, 5%, 10%, and 5%, respectively, attributable to mortgage-dollar-roll activity.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below are the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Bloomberg U.S. 1–5 Year Credit Bond Index. An index that includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.
Bloomberg U.S. Aggregate Bond Index. An index that is the broadest measure of the taxable U.S. bond market, including most U.S. Treasury, agency, corporate, mortgage-backed, asset-backed, and international dollar-denominated issues, all with investment-grade ratings (rated Baa3 or above by Moody’s) and maturities of 1 year or more.
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CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg U.S. 1-5 Year Credit Bond Index and Bloomberg U.S. Aggregate Bond Index (the “Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Short-Term Investment-Grade Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 274 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Small Company Growth Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Small Company Growth Portfolio (the “Fund”) seeks to provide long-term capital appreciation.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.28%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.29%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an active management approach, investing mainly in the stocks of small and mid-size companies and choosing stocks considered by the Fund’s advisors to have superior growth potential. These companies often provide little or no dividend income. The Fund has multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small companies, choosing stocks considered by the Fund’s advisors to have superior growth potential.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
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• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Active Management. The Fund is actively managed. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Small Company Growth Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	32.63%	June 30, 2020
Lowest	-30.49%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Small Company Growth Portfolio	6.11%	3.81%	9.61%
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes)	10.31%	2.98%	10.55%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
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Investment Advisors
ArrowMark Colorado Holdings, LLC (ArrowMark Partners)

The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Chad Meade, Partner and Portfolio Manager of ArrowMark Partners. He has co-managed a portion of the Fund since 2016.
Brian Schaub, CFA, Partner and Portfolio Manager of ArrowMark Partners. He has co-managed a portion of the Fund since 2016.
Cesar Orosco, CFA, Ph.D., Portfolio Manager at VPM. He has co-managed a portion of the Fund since 2021.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisors do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Small Company Growth Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to provide long-term capital appreciation.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
The Fund’s advisors seek to achieve the Fund’s investment objective by investing in small and mid-size companies considered by the Fund’s advisors to have superior growth potential.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. The Fund’s advisors will select securities to buy and sell based on the advisors’ judgments about companies and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of small companies, choosing stocks considered by the Fund’s advisors to have superior growth potential. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund uses multiple advisors, each of which independently selects and maintains a portfolio of common stocks for the Fund. Each advisor buys and sells securities according to its evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. An advisor will sell a security when, in the advisor’s view, it is no longer attractive as an alternative investment or if the advisor deems it to be in the best interest of the Fund. Although each advisor uses different processes to select securities for its portion of the Fund’s assets, each is committed to buying stocks of small companies that it believes have strong growth potential. Different advisors may reach different conclusions on the same security.

ArrowMark Partners uses in-depth, fundamental research to uncover companies that, in its opinion, can control their own economic destiny. The advisor starts by identifying businesses with strong competitive advantages in industries with high barriers to entry. ArrowMark Partners then narrows its focus to companies with large potential markets and high-quality business models focused on the future. Finally, the advisor minimizes potential downside risk, resulting in a diversified portfolio of stable growth companies, cyclical share gainers, and to a lesser extent, game-changing growth businesses that it
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believes will deliver returns beyond those of the benchmark index over time.

Vanguard, through Vanguard Portfolio Management’s Quantitative Equity Group (QEG), constructs a broadly diversified portfolio of small-cap domestic growth stocks based on its assessment of the relative return potential of the securities. QEG selects securities of companies that it believes offer an appropriate balance between strong growth prospects and reasonable valuations relative to their industry peers. QEG manages the portfolio through the use of a quantitative process to evaluate all of the securities in the Fund’s benchmark, the Russell 2500 Growth Index, while seeking to maintain a risk profile similar to that of the Index. This process was developed and is managed by QEG and is reviewed and enhanced on an ongoing basis. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Small Company Growth Portfolio	$6.2 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than
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small-cap companies. However, they can still face challenges during economic downturns.
• Growth Stocks typically represent companies that are expected to deliver above-average increases in revenue, earnings, cash flow, or other similar criteria. These stocks typically reinvest profits into the business rather than paying dividends, which results in low or no dividend yields. Growth stocks often trade at higher valuations relative to financial metrics like price-to-earnings or book value, as their prices are largely based on projections of future performance.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
Market Capitalization (Market Cap) — Small-Cap Companies. Because small-cap companies are some of the smallest in size, they may be more affected by adverse business or economic events than larger companies and the price of their securities may move more dramatically and be more volatile. The Fund’s focus on small-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
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Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Fund’s focus on mid-cap companies could affect its performance relative to a fund that is focused on a broader representation of the stock market.
Growth Investing. Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
Active Management. The Fund is actively managed. Active management permits the advisors to use reasonable discretion on how to invest the assets of the Fund in a manner that helps the advisors achieve the strategy of the Fund. The advisors’ security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
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Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of
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market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy
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or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect
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exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Foreign Securities
Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 25% of its assets in foreign securities, which may include depositary receipts. Foreign securities may be traded on U.S. or foreign markets.
Other Types of Investments
The Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

A foreign currency exchange forward contract is an agreement to buy or sell a currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Advisors of funds that invest in foreign securities can use these contracts
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to guard against unfavorable changes in currency rates. These contracts, however, would not prevent the Fund’s securities from falling in value as a result of risks other than unfavorable currency exchange movements.

The Fund may invest a small portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs), including ETF shares issued by Vanguard stock funds. These equity futures and ETFs typically provide returns similar to those of common stocks. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when an advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one advisor to another or receives large cash flows that it cannot prudently invest immediately. The Fund may also invest beyond its normal limits in derivatives as an alternative means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
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Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisors
The Fund uses a multimanager approach. Each advisor independently manages its assigned portion of the Fund’s assets, subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund. The Board designates the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.
ArrowMark Colorado Holdings, LLC, 100 Fillmore Street, Suite 325, Denver, CO 80206, is an investment advisory firm founded in 2007. As of December 31, 2025, ArrowMark Partners managed approximately $18.3 billion in assets.
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Portfolio Management (VPM). VPM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VPM,
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provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VPM, subject to the supervision and oversight of the trustees and officers of the Fund.
VPM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
The Fund pays ArrowMark Partners a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the Russell 2500 Growth Index over the preceding 60-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.
For the fiscal year ended December 31, 2025, the aggregate advisory fees and expenses represented an effective annual rate of 0.11% of the Fund’s average net assets before a performance-based decrease of 0.02%.
Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VPM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
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The managers primarily responsible for the day-to-day management of the Fund are:
Chad Meade, Partner and Portfolio Manager of ArrowMark Partners. He has worked in investment management since 1998, has managed investment portfolios since 2006, has been with ArrowMark Partners since 2013, and has co-managed a portion of the Fund since 2016. Education: B.S., Virginia Tech.
Brian Schaub, CFA, Partner and Portfolio Manager of ArrowMark Partners. He has worked in investment management since 2000, has managed investment portfolios since 2006, has been with ArrowMark Partners since 2013, and has co-managed a portion of the Fund since 2016. Education: B.A., Williams College.
Cesar Orosco, CFA, Ph.D., Portfolio Manager at VPM and head of Alpha Equity Investments. He has been with Vanguard since 2020, has worked in investment management since 2004, has managed investment portfolios since 2004, and has co-managed a portion of the Fund since 2021. Education: B.S., Universidad de Lima; Ph.D., University of Pennsylvania.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to first meet redemptions from a cash or cash equivalent reserve. Alternatively, the Fund may sell a cross section of its holdings to meet redemptions, while also
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factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s
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properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
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When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
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Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract
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owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on
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transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Small Company Growth Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$19.51	$17.61	$14.78	$26.50	$24.49
Investment Operations
Net Investment Income[1]	.079	.087	.089	.073	.056
Net Realized and Unrealized Gain (Loss) on Investments	.875	1.912	2.806	(5.677)	3.343
Total from Investment Operations	.954	1.999	2.895	(5.604)	3.399
Distributions
Dividends from Net Investment Income	(.092)	(.099)	(.065)	(.057)	(.101)
Distributions from Realized Capital Gains	(1.302)	—	—	(6.059)	(1.288)
Total Distributions	(1.394)	(.099)	(.065)	(6.116)	(1.389)
Net Asset Value, End of Period	$19.07	$19.51	$17.61	$14.78	$26.50
Total Return	6.11%	11.38%	19.65%	-25.35%	14.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,462	$1,537	$1,501	$1,328	$1,944
Ratio of Total Expenses to Average Net Assets[2]	0.29%	0.29%[3]	0.29%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.47%	0.55%	0.43%	0.21%
Portfolio Turnover Rate	60%	51%	59%	64%	57%[4]

1	Calculated based on average shares outstanding.
2	Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.03%), (0.02%), and (0.02%).
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.29%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the portfolio’s capital shares.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below are the broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Russell 2500 Growth Index. An index that measures the performance of those Russell 2500 companies with higher price/book ratios and higher predicted growth rates.

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Small Company Growth Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 161 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Total Bond Market Index Portfolio (the “Fund”) seeks to track the performance of a broad, market-weighted bond index.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.14%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
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Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Aggregate Float Adjusted Index (the “Target Index”). The Target Index measures the performance of a wide spectrum of public, investment-grade, taxable bonds in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the bonds that make up the Target Index and in securities that the advisor determines have substantially identical economic characteristics to the securities that make up the Target Index.

The Fund invests by sampling the Target Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Target Index in terms of key risk factors and other characteristics. The Fund maintains a dollar-weighted average maturity consistent with that of the Target Index. As of December 31, 2025, the dollar-weighted average maturity of the Target Index was 8.2 years.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall
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market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Prepayment Risk. Certain bonds are subject to risks associated with prepayment. Prepayment risk for callable bonds is described under Call Risk. With respect to mortgage-backed, asset-backed, and similar debt securities, prepayment typically refers to borrowers repaying their debt early (e.g., before the maturity date). Prepayment of bonds held by the Fund would result in the Fund losing any price appreciation above the amount repaid (or the bond’s call price, in the case of callable bonds). In addition, because prepayments occur more frequently in low interest rate environments, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest
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rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. Frequent prepayments and subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Additionally, because the Fund does not hold all of the securities included in the Target Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index. The Fund’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
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Annual Total Returns — Total Bond Market Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	6.73%	December 31, 2023
Lowest	-5.98%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Total Bond Market Index Portfolio	6.94%	-0.51%	1.90%
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	7.21%	-0.37%	2.05%
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Joshua C. Barrickman, CFA, Principal of Vanguard and Portfolio Manager at VCM. He has managed the Fund since 2013.
Tara Talone, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2022.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
5

Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Total Bond Market Index Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the costs of operating the Fund and any transaction costs incurred when the Fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to track the performance of a broad, market-weighted bond index.
The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objective
To achieve its investment objective, the Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index, the Bloomberg U.S. Aggregate Float Adjusted Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in in the bonds that make up the Target Index and in securities that the advisor determines have substantially identical economic characteristics to the securities that make up the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund invests by sampling its Target Index, the Bloomberg U.S. Aggregate Float Adjusted Index, which includes a wide spectrum of public, investment-grade, taxable, bonds in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The advisor buys and sells securities for the Fund for the purpose of tracking the Target Index. Using quantitative and qualitative methods, the Fund’s advisor generally selects a representative sample of securities that approximates the Fund’s full Target Index in terms of key risk factors and other characteristics. These factors include duration, cash flow, quality, and callability of the underlying bonds. In addition, the Fund keeps industry sector and subsector exposure within tight boundaries relative to its Target Index. Because the Fund does not hold all of the securities included in its Target Index, some of
8

the securities (and issuers) that are held will likely be overweighted (or underweighted) compared with its Target Index. The maximum overweight (or underweight) is constrained at the issuer level with the goal of producing well-diversified exposure in the portfolio.
As of December 31, 2025, the number of bond (constituents) in the Target Index was 13,940. The constituents are reviewed and rebalanced by the index provider on a monthly basis and are likely to change over time.
The Target Index is owned, calculated, and controlled by the index provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change the Target Index’s methodology.
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
What are Bonds?
Generally speaking, a bond represents a debt or loan issued by, for example, a corporation, a government, or a financial institution. In most instances, the issuer agrees to pay the bondholder a fixed, variable, or floating rate of interest for a specified length of time, and to repay the bond in full on a specified maturity date. The income earned by a bond (or its yield, when expressed as a percentage of the bond’s price) can vary based on its maturity. Longer-term bonds tend to have higher yields than shorter-term bonds, but are more sensitive to fluctuations in value. By contrast, shorter-term bonds are less likely to fluctuate in value, but tend to have lower yields. A bond’s duration is a measure of how sensitive its price is to changes in interest rates. For example, if a bond has a duration of 2 years, its price would fall by approximately 2% when interest rates rise by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fall by 1%. A bond’s credit quality rating is an assessment of the issuer’s ability to make timely interest payments and repay the bond in full on its stated maturity date. The higher a bond’s credit quality, the greater the perceived chance that the issuer will meet its payment obligations (and vice versa). Investment-grade bonds are those whose credit quality is considered by independent bond rating agencies, or through independent analysis conducted by an advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Below investment-grade securities, which include bonds commonly known as “junk bonds,” have lower credit quality ratings.

• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and
9

instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Corporate Bonds are issued by businesses that want to borrow money for some purpose, often to develop a new product or service, to expand into a new market, or to buy another company. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds. For example, companies with lower credit ratings generally need to offer a higher interest rate in order to obtain buyers for their bonds.
• International Dollar-Denominated Bonds are U.S. dollar-denominated bonds issued by foreign governments, agencies and instrumentalities of foreign governments, foreign corporations, or U.S. affiliates of foreign
10

corporations. Because the values of such bonds are designated in the U.S. dollar rather than the issuer’s local currency, it is the issuer that assumes the currency risk, usually to attract U.S. investors. As a result, the values of international dollar-denominated bonds are not affected directly by currency movements. However, if the foreign issuer’s local currency weakens significantly compared to the U.S. dollar, negative perceptions of the issuer’s ability to make payments could cause the issuer’s bonds to decline in value. Many issuers of international dollar-denominated bonds manage this risk by hedging their currency exposure, and their effectiveness in doing so is reflected in their credit rating.
• Mortgage-Backed Securities represent partial ownership in pools of commercial or residential mortgage loans made by financial institutions to finance a borrower’s real estate purchase. These loans are packaged by private corporations (non-agency mortgage-backed securities) or government issuers (agency mortgage-backed securities) for sale to investors. As the underlying mortgage loans are paid by borrowers, the investors receive payments of interest and principal.
As discussed under U.S. Government and Agency Securities, most mortgage-backed securities issued by U.S. government entities or government-sponsored enterprises are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. One exception is securities issued by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. government.
• Asset-Backed Securities represent a participation in, or are secured by and payable from, pools of underlying assets such as bank loans or credit card, automobile, or trade receivables. Asset-backed securities are issued by entities formed solely for the purpose of issuing such securities, and their value depends on repayments by underlying borrowers. The maturities of asset-backed securities are driven by borrowers’ prepayments, making them difficult to predict.
• Mortgage Dollar Rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. Entering into a mortgage dollar roll transaction has the potential to enhance a fund’s returns and reduce its administrative burdens compared to an investment in a traditional mortgage-backed security. The use of mortgage dollar rolls may increase a fund’s portfolio turnover rate.
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by the following bond market risks may vary based on factors disclosed throughout this Prospectus, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
Interest Rate Risk. The Fund’s investments in bonds can be sensitive to interest rate changes and may be affected differently depending on the overall interest rate environment. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
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Income Risk. During periods of falling interest rates, the Fund’s income may decline because the Fund may have to invest new cash flow and cash from maturing bonds in bonds with lower yields. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. The Fund could be impacted by factors negatively impacting the issuers of its corporate bond holdings. For example, if a company is restructured, there could be a substantial decline in the credit quality and market value of any bonds issued by that company. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell. For example, liquidity in the corporate bond market may be impacted by overall market conditions or by a decline in the availability of credit.
Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. When a bond is called, the principal value of the bond is repaid earlier than anticipated (prepayment) and the investor (in this case, the Fund) no longer receives the interest payments that would have been paid up to the expected maturity date. In addition, bond calls and the resulting prepayments cause the Fund to lose any price appreciation that would have occurred between the time the bond was called and its original maturity date.
During periods of falling interest rates, it benefits issuers to call bonds with high interest rates. When this occurs, the Fund likely will be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. If the Fund holds multiple callable bonds, frequent bond calls (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds also would increase the Fund’s turnover rate.
Prepayment Risk. Certain bonds may be repaid in full prior to their maturity dates. Prepayment can be driven by bond calls (see Call Risk) or by borrowers repaying their debt earlier than anticipated (in the case of mortgage-backed,
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asset-backed, and similar debt securities such as collateralized mortgage obligations). In both cases, prepayment results in the principal value of a bond being repaid prior to its maturity date, resulting in fewer interest payments overall. Prepayments cause the investor (in this case, the Fund) to lose any price appreciation that would have occurred between the time the principal was paid in full and the original maturity date.
Prepayments occur more frequently in low interest rate environments. For example, during periods of falling interest rates, homeowners are more likely to refinance their mortgages, resulting in prepayment of mortgage-backed securities. Similarly, credit card holders are more likely to pay off their credit card bills, resulting in prepayment of asset-backed securities. As an investor in these securities, the Fund likely would be forced to reinvest the proceeds from any prepayments at a lower interest rate than when the prepaid bonds were purchased, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. In addition, frequent prepayments (as is likely during periods of falling interest rates) and the Fund’s subsequent reinvestment of the proceeds would increase the Fund’s turnover rate.
Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. For example, investments in mortgage-backed securities are subject to the risk that homeowners will repay their mortgages more slowly than anticipated during periods of rising interest rates, which would extend the duration of mortgage-backed securities held by the Fund. The proceeds from such securities would then be unavailable to reinvest at higher interest rates.
Index Investing. The Fund is subject to the following risks associated with index investing:
Passive Management. The Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for the Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, the Fund’s performance may be lower than it would be if it were actively managed.
Index Sampling Strategy. Because the Fund does not hold all of the securities included in its Target Index, it is subject to the risk that the representative sample of securities selected by the advisor will, in the aggregate, vary from the investment profile of the full Target Index.
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Tracking Error. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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The size of the index fund
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Compliance with new or existing regulatory requirements
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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund is subject to risks associated with its index provider. The securities that make up the Target Index and their weighting in the Target Index are determined by the index provider. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the index provider rebalances (updates) the Target Index on a regular schedule. However, the index provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund or cause the Fund to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the index provider.
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Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund, including the Fund’s ability to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also
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increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose the Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
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Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Other Types of Investments
Up to 20% of the Fund’s assets may be used to purchase 144A securities, which are nonpublic, investment-grade securities exempt from registration requirements under Rule 144A of the Securities Act of 1933, as well as smaller public issues or medium-term notes not included in the Target Index because of the small size of the issue. The vast majority of such securities will have characteristics and risks similar to the bonds included in the Target Index. Subject to the same 20% limit, the Fund may also purchase other investments that are not included in the Target Index (such as those described below) or may hold bonds that were included in the Target Index when acquired, but subsequently have been removed.

The Fund may invest in or take short positions in To Be Announced (“TBA”) mortgage-backed securities. In addition, the Fund may invest in relatively conservative classes of collateralized mortgage obligations (CMOs), which offer a high degree of cash-flow predictability and a low level of vulnerability to mortgage prepayment risk. To reduce credit risk, these less-risky classes of CMOs are purchased only if they are issued by agencies of the U.S. government or issued by private companies that carry high-quality investment-grade ratings.

The Fund may invest in derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund may invest in derivatives only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund as disclosed in this Prospectus. In particular, derivatives will be used only when they may help the advisor to accomplish one or more of the following:
• Invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.
• Add value when these instruments are favorably priced.
• Adjust sensitivity to changes in interest rates.
The Fund may invest a small portion of its assets in shares of exchange-traded funds (ETFs), which typically provide returns similar to those of bonds. The Fund may purchase ETFs when doing so will reduce the Fund’s transaction costs, facilitate cash management, mitigate risk, or have the potential to add
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value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard’s operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Fund pursuant to the Funds’ Service Agreement and an intercompany service agreement between Vanguard and VCM, subject to the supervision and oversight of the trustees and officers of the Fund.
VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
For the fiscal year ended December 31, 2025, the Fund’s advisory expenses represented an effective annual rate of less than 0.01% of the Fund’s average net assets.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
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The managers primarily responsible for the day-to-day management of the Fund are:
Joshua C. Barrickman, CFA, Principal of Vanguard, Portfolio Manager at VCM, and co-head of Vanguard’s Fixed Income Indexing Americas. He has been with Vanguard since 1998, has worked in investment management since 1999, has managed investment portfolios since 2005, and has managed the Fund since 2013. Education: B.S., Ohio Northern University; M.B.A., Lehigh University.
Tara Talone, CFA, Portfolio Manager at VCM and co-head of Vanguard’s Fixed Income Indexing Americas. She has been with Vanguard since 2006, has managed investment portfolios since 2018, and has co-managed the Fund since 2022. Education: B.S., Saint Joseph’s University; M.B.A., The Wharton School of the University of Pennsylvania.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ boards of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ boards of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that
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the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
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The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
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From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
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You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
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Vanguard Total Bond Market Index Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$10.46	$10.63	$10.32	$12.22	$12.81
Investment Operations
Net Investment Income[1]	.392	.360	.306	.250	.228
Net Realized and Unrealized Gain (Loss) on Investments	.318	(.234)	.262	(1.844)	(.454)
Total from Investment Operations	.710	.126	.568	(1.594)	(.226)
Distributions
Dividends from Net Investment Income	(.370)	(.296)	(.258)	(.226)	(.260)
Distributions from Realized Capital Gains	—	—	—	(.080)	(.104)
Total Distributions	(.370)	(.296)	(.258)	(.306)	(.364)
Net Asset Value, End of Period	$10.80	$10.46	$10.63	$10.32	$12.22
Total Return	6.94%	1.24%	5.58%	-13.21%	-1.72%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,170	$4,582	$4,322	$3,972	$4,871
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.14%[2]	0.14%[2]	0.14%
Ratio of Net Investment Income to Average Net Assets	3.72%	3.44%	2.97%	2.30%	1.85%
Portfolio Turnover Rate[3]	45%	41%	40%	42%	69%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
3	Includes 12%, 10%, 8%, 12%, and 33%, respectively, attributable to mortgage-dollar- roll activity.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg U.S. Aggregate Float Adjusted Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard Variable Insurance Funds Total Bond Market Index Portfolio (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Total Bond Market Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 257 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Total International Stock Market Index Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Total International Stock Market Index Portfolio (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.08%
Total Annual Fund Operating Expenses	0.08%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103
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Portfolio Turnover
The Fund pays transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the FTSE Global All Cap ex US Index (the “Target Index”), a float-adjusted, market-capitalization weighted index designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States. The Fund is a fund of funds and obtains its exposure to the stocks in the Target Index by investing all, or substantially all, of its assets in a mix of Vanguard equity index funds (the “Underlying Funds”). The Fund’s allocations to the Underlying Funds will change over time as the composition of the Target Index changes. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the Underlying Funds through which the Fund seeks to track the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which
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increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. To the extent that the Underlying Funds invest a large portion of their assets in securities of companies located primarily in one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of the Underlying Funds’ investments in such country or region.
• Investing in Emerging Markets. Investments in emerging markets are subject to higher degrees of risk and volatility than investments in developed markets. Compared with developed markets, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. In addition, emerging markets generally have less efficient trading markets with lower overall liquidity and more volatile currency exchange rates. Each of these risks can cause losses to an Underlying Fund’s investments and/or impact the Fund’s or an Underlying Fund’s performance.
• Currency Risk. The Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to an Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of an Underlying Fund’s holdings.
• Investments Economically Tied to China. The risks described under Investing in Foreign Markets, Investing in Emerging Markets, and Currency Risk apply to, and may be heightened with respect to certain Underlying Funds’ investments in companies or issuers economically tied to China. These Underlying Funds and therefore the Fund are subject to unique risks due to the considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty associated with investments in companies or issuers economically tied to China. All of these factors, among others, could have negative impacts on the Fund and/or an Underlying Fund. For example, an Underlying Fund may not be able to access its desired amount of shares of companies incorporated in China that trade on the Shanghai and Shenzhen Stock Exchanges (A-shares) and/or the Hong Kong Stock Exchange (H-shares), which may cause the Underlying Fund to miss out on investment opportunities. Investments economically tied to China may be (or become in the future) restricted or sanctioned by the U.S. government, which could cause these securities to decline in value or become less liquid. If an Underlying Fund’s holdings become impacted by restrictions or sanctions, the Fund and the Underlying Fund may incur losses. Additionally, an
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Underlying Fund may gain exposure to certain companies in China through legal structures known as variable interest entities (VIEs), which provide exposure to Chinese companies through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the U.S. government. These risks could significantly affect a VIE’s market value, which in turn could impact the Fund’s and/or an Underlying Fund’s performance.
• Investing in Equity Markets. The Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Underlying Funds.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund and the Underlying Funds are subject to certain risks associated with index investing. Because the Underlying Funds generally seek to track the performance of the Underlying Indexes regardless of how the Underlying Indexes are performing, the performance of the Underlying Funds may be lower than it would be if they were actively managed. The performance of the Underlying Funds’ investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index or the Underlying Indexes made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its
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performance could be negatively impacted by the industry or industries in which it is concentrated.
• Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. FTSE Global All Cap ex US Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
Annual Total Returns — Total International Stock Market Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	18.03%	June 30, 2020
Lowest	-24.33%	March 31, 2020
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Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Total International Stock Market Index Portfolio	32.04%	7.88%	7.20%	09/07/2017
FTSE Global All Cap ex US Index (reflects no deduction for fees or expenses)	31.95%	8.04%	7.41%
MSCI ACWI ex USA Index (reflects no deduction for fees or expenses)	32.39	7.91	7.25
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2023.
Walter Nejman, Portfolio Manager at VCM. He has co-managed the Fund since its inception in 2017.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has co-managed the Fund since 2025.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
6

Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
7

More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Total International Stock Market Index Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the fees and expenses associated with the Fund’s investments in the Underlying Funds, including the costs of operating the Underlying Funds and any transaction costs incurred when the Underlying Funds buy or sell securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Underlying Funds achieve. Even seemingly small differences can, over time, have a dramatic effect on the Underlying Funds’ performance, which in turn can impact the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in developed and emerging markets, excluding the United States.
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The Fund’s investment objective is not fundamental and may be changed without shareholder approval.
Implementation of Investment Objective
To achieve its investment objective, the Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index, the FTSE Global All Cap ex US Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the Underlying Funds through which the Fund seeks to track the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
The Fund is a fund of funds that seeks to track the performance of the Target Index by investing all, or substantially all, of its assets in a mix of Underlying Funds that will change over time as the composition of the Target Index changes. The Board allocates the Fund’s assets among the Underlying Funds and may authorize the Fund to invest in additional or different Vanguard funds without shareholder approval. Additionally, the Board may approve an increase or decrease in the percentage of assets invested in any fund without advance notice to shareholders.
The Target Index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The Target Index is a float-adjusted, market-capitalization weighted index consisting of large, mid
9

and small cap companies located in developed and emerging markets, excluding the United States. The constituents of the Target Index are reviewed by the index provider on a semiannual basis and are likely to change over time.
The Fund’s investments in Underlying Funds are briefly described in the paragraphs below. More details regarding each Underlying Fund can be found in its prospectus. The Fund generally invests in the following Underlying Funds:
Vanguard Pacific Stock Index Fund. This Underlying Fund’s target index, the FTSE Developed Asia Pacific All Cap Index, is a market-capitalization weighted index and a subset of the FTSE Global Equity Index Series which is designed to capture 98% of the world’s investable market capitalization. This target index is made up of common stocks of large-, mid-, and small-cap companies located in developed Asia/Pacific markets.
Vanguard European Stock Index Fund. This Underlying Fund’s target index, the FTSE Developed Europe All Cap Index, is a market-capitalization weighted index and a subset of the FTSE Global Equity Index Series which is designed to capture 98% of the world’s investable market capitalization. This target index is made up of common stocks of large-, mid-, and small-cap companies located in developed European markets.
Vanguard FTSE All-World ex-US Index Fund. This Underlying Fund’s target index is a float-adjusted, market-capitalization weighted index and a subset of the FTSE Global Equity Index Series which is designed to capture 98% of the world’s investable market capitalization. This target index is made up of common stocks of large- and mid-cap companies located in developed and emerging markets, excluding the United States.
Vanguard FTSE All-World ex-US Small-Cap Index Fund.  This Underlying Fund’s target index is a float-adjusted, market-capitalization weighted index and a subset of the FTSE Global Equity Index Series which is designed to capture 98% of the world’s investable market capitalization. This target index is made up of common stocks of international small-capitalization companies located in developed and emerging markets.
Vanguard Emerging Markets Stock Index Fund. This Underlying Fund’s target index, the FTSE Emerging Markets All Cap China A Inclusion Index, is part of the FTSE China A Inclusion indexes which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to foreign investors. This target index is made up of common stocks of large-, mid-, and small-cap companies located in emerging markets around the world.
Vanguard Developed Markets Index Fund. This Underlying Fund’s target index is a market-capitalization weighted index and a subset of the FTSE Global Equity Index Series which is designed to capture 98% of the world’s investable market capitalization. This target index is made up of common stocks of large-, mid-, and small-cap companies from developed markets, excluding the US.
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As of December 31, 2025, the Fund invested in Admiral Shares of the Underlying Funds discussed above.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Total International Stock Market Index Portfolio	$48 billion
Additional Information Regarding the Fund’s Investments
The Fund’s investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective. Because the Fund invests substantially all of its assets in Underlying Funds, it is exposed to all of the risks associated with the investment strategies and policies of the Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
More on Principal Risks
General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Foreign Markets. Foreign markets can perform differently than U.S. markets. World events could adversely affect the value and/or liquidity of securities (including depositary receipts) of foreign companies or foreign issuers, potentially in ways that differ from impacts to U.S. companies or issuers. Further, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region could adversely impact a different country or region. In addition, the rights and remedies associated with investments in a fund that invests in foreign securities may be different than a fund that invests in domestic securities. The performance of a fund that invests significantly in one or more countries or regions will be closely tied to factors within that country or region. These factors may include currency, economic, political, and/or regulatory conditions and developments. An Underlying Fund’s performance, and therefore the Fund’s performance, may be affected disproportionately compared to a fund that does not invest significantly in such countries or regions.
Investing in Emerging Markets. Investing in emerging markets presents additional risks and volatility compared to investing in developed markets. These risks include less developed tax, financial reporting, accounting, and recordkeeping systems. Governments in emerging market countries may intervene in the economy by imposing capital controls, nationalizing industries,
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or placing restrictions on foreign ownership. The legal structure in these markets may also be less developed, making it difficult for investors to pursue legal remedies or enforce judgments. Regulatory frameworks may be less stringent, leading to greater risks with respect to the custody of securities and compliance with local laws. Additionally, these markets may face hyperinflation, currency devaluation, and trade disputes.
Exchanges in emerging market countries are often less efficient, with lower overall liquidity, potentially leading to increased volatility and difficulties in valuing investments. These challenges can also occur due to limited, incomplete, or inaccurate information regarding issuers, who may not be subject to the same standards as those in developed markets. Currency exchange rates are typically more volatile which magnifies the risks associated with investments in emerging markets. Additionally, these markets may encounter restrictions (such as sanctions, embargoes, or tariffs), manipulation, or other unfavorable actions. Each of these risks can cause losses to an Underlying Fund’s investments and/or impact the Fund’s or an Underlying Fund’s performance.
Currency Risk. The Underlying Funds are subject to the risk that foreign currency will perform differently than U.S. dollars and increase the potential loss to an Underlying Fund. Currency exchange rates may be volatile, move rapidly, and change as a result of changes in interest rates, inflation rates, government surpluses or deficits, and monetary policy or currency controls imposed by local governments or supranational entities such as the International Monetary Fund. Changes in currency exchange rates can affect the value of an Underlying Fund’s holdings.
Investments Economically Tied to China. Certain Underlying Funds’ investments in companies economically tied to China subject these Underlying Funds and therefore the Fund to risks not typically associated with investments in more established markets. Investments in companies or issuers economically tied to China are subject to all of the foreign market risks described in this Prospectus, as well as to the unique risks and considerations discussed below. Foreign market risks (Investing in Foreign Markets, Investing in Emerging Markets, Currency Risk, and Geopolitical and Sanctions Risk) may be more pronounced with respect to Underlying Funds’ investments economically tied to China or for the Fund as a while. Each of these factors could increase the Fund’s volatility, cause the Fund to incur losses, or otherwise impact the Fund’s performance.
Investments in companies or issuers economically tied to China are associated with considerable degrees of social and humanitarian, legal, regulatory, political, and economic uncertainty. For example, the Chinese government has historically exercised authority over publicly traded Chinese companies and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such
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products can be sold, nationalizing or seizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government’s monetary policy, which may include restricting currency access or devaluing Chinese currency, could have a negative impact on an Underlying Fund’s ability to effectively trade in the Chinese markets. China has ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), policymaking within China, assertions of human rights violations by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies. Concerns have also been raised regarding Chinese companies that engage in activities that potentially pose a national security threat to the United States and other countries. Actual or threatened responses to these activities, including sanctions or other restrictions (such as tariffs or embargoes) imposed by the United States or other countries, can significantly impact the Chinese economy and companies or issuers economically tied to China. The Chinese government may also itself impose trade restrictions on Chinese companies. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to the Fund if an Underlying Fund holds securities that are sanctioned. All of these factors could cause an Underlying Fund’s investments in companies or issuers economically tied to China to decline in value or become less liquid.
Certain Underlying Funds may be subject to additional risks depending on the types of Chinese securities in which they invest and how they gain exposure to those securities. Companies incorporated in China can issue different types of shares depending on the exchange on which the shares will trade and the types of investors to whom the shares will be available. For example, A-shares are traded on the Shanghai and Shenzhen Stock Exchanges and are available to Underlying Funds through the China Stock Connect program (“Stock Connect”) or with a license granted under the qualified foreign investor (“QFI”) framework. To the extent that an Underlying Fund invests in A-shares, the Underlying Fund is subject to the risk that it will not be able to access its desired amount of A-shares through Stock Connect or a QFI license. There is no guarantee that the Chinese government will continue to allow investment through Stock Connect and/or the QFI framework. Investing through these channels is also subject to trading restrictions and suspensions and operational, clearing, and settlement risks. H-shares are traded on the Hong Kong Stock Exchange and are generally available to all investors, but their use is subject to risk because the Hong Kong stock market may have little to no correlation to the performance of the mainland Chinese stock market.
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Certain Underlying Funds may also gain exposure to Chinese companies through legal structures known as variable interest entities (“VIEs”), which provide exposure to a Chinese company through contractual arrangements instead of equity ownership. Investing through a VIE does not offer the same level of investor protection as direct ownership and is subject to risks including breach of the contractual arrangements, difficulty in enforcing the contractual arrangements outside of the United States, and intervention by the Chinese government. These risks could significantly affect a VIE’s market value, which in turn could impact the Underlying Funds’ performance and therefore the Fund’s performance.
Investing in Equity Markets. The Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to these Underlying Funds.
Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of funds that are focused on a broader representation of the stock market.
Index Investing. The Fund and the Underlying Funds are subject to certain risks associated with index investing:
Passive Management. The Underlying Funds generally seek to track the performance of the Underlying Indexes regardless of how the Underlying Indexes are performing. An Underlying Fund’s advisor’s use of an indexing, or passive, approach to select and maintain investments for an Underlying Fund means that the advisor will select investments for the purpose of tracking the Underlying Index and generally will not use strategies to reduce negative impacts to the Underlying Fund during periods of market volatility. As a result, performance of the Underlying Funds may be lower than it would be if they were actively managed.
Tracking Error. The performance of the Underlying Funds’ investments, in the aggregate, may not match the investment performance of the Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these
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inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
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Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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The size of the index fund
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Compliance with new or existing regulatory requirements
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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund and the Underlying Funds are subject to risks associated with the index provider. The securities that make up the Underlying Indexes and their weightings in the Underlying Indexes are determined by the index provider. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or Underlying Indexes, or any data used to compile the Target Index or Underlying Indexes. Under normal circumstances, the index provider rebalances (updates) the Underlying Indexes on a regular schedule. However, the index provider may also rebalance the Underlying Indexes outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund and Underlying Funds or cause the Fund and Underlying Funds to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the index provider.
Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that a Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If a Target Index becomes concentrated and a Fund
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needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests, and the Fund’s performance is directly related to the performance of the Underlying Funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund and/or the Underlying Funds, including their abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s and/or Underlying Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund and the Underlying Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an
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underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Each Underlying Fund may invest in derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose an Underlying Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing an Underlying Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time an Underlying Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require an Underlying Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, an Underlying Fund may experience a loss. A liquid market may not always exist for an Underlying Fund’s derivatives positions. An Underlying Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Underlying Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund.
Derivatives may not perform as intended, which may result in losses to an Underlying Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable
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contractual documentation, insufficient capacity or authority of an Underlying Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund of funds will vary based on several factors, including, but not limited to, its underlying funds’ investment strategies and their current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is
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that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
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There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
The Fund reserves the right to substitute a different index for the index it currently tracks if a current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, a substitute index would represent the same market segment as the Target Index.
Other Types of Investments
Each Underlying Fund may invest in derivatives such as total return swaps, equity futures, foreign currency exchange forward contracts, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. The Fund attempts to remain fully invested in stocks in order to track the Target Index as closely as possible; however, to help stay fully invested and to reduce transaction costs, the Fund may invest in derivatives. The Fund and/or an Underlying Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund and/or an Underlying Fund is required to limit its investment in a particular issuer or industry. The Underlying Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
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Temporary Defensive Measures
The Fund and/or each Underlying Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the fund’s best interest, so long as the strategy or policy employed is consistent with the fund’s investment objective. For instance, the Fund or an Underlying Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with its investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when a Fund or an Underlying Fund receives large cash flows that it cannot prudently invest immediately.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
According to an agreement applicable to the Fund and Vanguard, the Fund’s direct expenses may be offset by (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation.

Accordingly, all expenses for services provided by Vanguard to the Fund and all other expenses incurred by the Fund are expected to be borne by the Underlying Funds. The Fund’s shareholders bear the fees and expenses associated with the Fund’s investments in the Underlying Funds.
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How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM) by (1) maintaining the Fund’s allocation to its Underlying Funds, and (2) providing investment advisory services to those Underlying Funds pursuant to the Funds’ Service Agreement (FSA) and an intercompany service agreement between Vanguard and VCM (ISA) and subject to the supervision and oversight of the trustees and officers of the underlying funds. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Fund pursuant to the FSA and the ISA, and subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
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The managers primarily responsible for the day-to-day management of the Fund are:
Aurélie Denis, CFA, Portfolio Manager at VCM. She has been with Vanguard since 2016, has worked in investment management since 2017, and has co-managed the Fund since 2023. Education: B.S., Pennsylvania State University.
Walter Nejman, Portfolio Manager at VCM. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since its inception in 2017. Education: B.A., Arcadia University; M.B.A., Villanova University.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has been with Vanguard since 1998, has worked in investment management since 2000, had previously managed investment portfolios from 2009-2019, and has co-managed the Fund since 2025. Education: B.S., Bloomsburg University of Pennsylvania; M.S., Drexel University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the Underlying Funds hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The Fund’s NAV is calculated based upon the values of the Underlying Funds. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares are valued at the market value of those shares. The prospectuses for the Underlying Funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
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Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s and/or an Underlying Fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and/or an Underlying Fund and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund and/or Underlying Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
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Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance
29

companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
Total International Stock Market Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$21.38	$21.09	$19.05	$24.23	$22.98
Investment Operations
Net Investment Income[1]	.852	.703	.666	.622	.730
Capital Gain Distributions Received[1]	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	5.732	.359	2.204	(4.351)	1.202
Total from Investment Operations	6.584	1.062	2.870	(3.729)	1.932
Distributions
Dividends from Net Investment Income	(.686)	(.660)	(.585)	(.709)	(.462)
Distributions from Realized Capital Gains	(.418)	(.112)	(.245)	(.742)	(.220)
Total Distributions	(1.104)	(.772)	(.830)	(1.451)	(.682)
Net Asset Value, End of Period	$26.86	$21.38	$21.09	$19.05	$24.23
Total Return	32.04%	5.06%	15.54%	-16.01%	8.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,454	$1,561	$1,314	$1,209	$1,126
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.09%	0.11%	0.11%	0.11%	0.10%
Ratio of Net Investment Income to Average Net Assets	3.55%	3.25%	3.36%	3.16%	3.03%
Portfolio Turnover Rate	11%	16%	18%	15%	12%

1	Calculated based on average shares outstanding.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Fund’s Average Annual Total Returns table:
MSCI ACWI ex USA Index. An index that tracks stock markets in countries included in the MSCI EAFE Index plus Canada and a number of emerging markets, but excluding the United States.
CFA® is a registered trademark owned by CFA Institute.
London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®“, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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For More Information
If you would like more information about Vanguard Variable Insurance Funds Total International Stock Market Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 802 042026

April 28, 2026
Prospectus

Vanguard Variable Insurance Funds
Total Stock Market Index Portfolio

This Prospectus contains financial data for the Fund through the fiscal year ended December 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary
Investment Objective
Vanguard Variable Insurance Funds Total Stock Market Index Portfolio (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses	0.13%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$166
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Portfolio Turnover
The Fund pays transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P Total Market Index (the “Target Index”), a float-adjusted, market-capitalization weighted index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The Target Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund is a fund of funds and obtains its exposure to the stocks in the Target Index by investing all, or substantially all, of its assets in two Vanguard funds (the “Underlying Funds”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the Underlying Funds through which the Fund seeks to track the Target Index.

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react
2

differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Underlying Funds invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Underlying Funds.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund and the Underlying Funds are subject to certain risks associated with index investing. Because the Underlying Funds generally seek to track the performance of the Underlying Indexes regardless of how the Underlying Indexes are performing, the performance of the Underlying Funds may be lower than it would be if they were actively managed. The performance of the Underlying Funds’ investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index or the Underlying Indexes made by the index provider or by errors made by the index provider. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940, due to events such as an index rebalance or market movement. The performance of nondiversified funds may be negatively impacted by relatively few securities or even a single security and their shares may experience significant fluctuations in value.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its
3

performance could be negatively impacted by the industry or industries in which it is concentrated.
• Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector.
• Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. FTSE Global All Cap ex US Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts. MSCI ACWI ex USA Index returns are adjusted for withholding taxes. The Fund’s returns are net of its expenses but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com.
4

Annual Total Returns — Total Stock Market Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	22.11%	June 30, 2020
Lowest	-21.08%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Total Stock Market Index Portfolio	16.93%	12.98%	14.10%
S&P Total Market Index (reflects no deduction for fees, expenses, or taxes)	17.05%	13.07%	14.22%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	17.05	13.07	14.21
Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Aurélie Denis, CFA, Portfolio Manager at VCM. She has co-managed the Fund since 2023.
Walter Nejman, Portfolio Manager at VCM. He has co-managed the Fund since 2013.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has co-managed the Fund since 2025.
Purchase and Sale of Fund Shares
The Fund offers its shares only to separate accounts of insurance companies to fund annuity or life insurance contracts. You cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by
5

an insurance company. For information regarding how you, as a contract owner, may allocate and withdraw amounts to, and from, the insurance company separate accounts, please refer to the prospectus for the annuity or life insurance program provided by the insurance company.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Fund shares are offered. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
6

More on the Fund
This Prospectus provides information about Vanguard Variable Insurance Funds Total Stock Market Index Portfolio, a series of Vanguard Variable Insurance Funds (the “Trust”). Reading this Prospectus will help you decide whether the Fund is the right investment for you. The Fund is a mutual fund used solely as an investment option for annuity or life insurance contracts offered by insurance companies. This means that you cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The Fund is separate from other Vanguard mutual funds, even when the Fund and a Vanguard mutual fund have the same investment objective and advisor. The Fund’s investment performance will differ from the performance of other Vanguard funds because of differences in the securities held and because of administrative and insurance costs associated with the annuity or life insurance program through which you invest.
As you consider an investment in the Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As an owner of the annuity or life insurance contract through which you invest in the Fund, you will pay a proportionate share of the fees and expenses associated with the Fund’s investments in the Underlying Funds, including the costs of operating the Underlying Funds and any transaction costs incurred when the Underlying Funds buy or sell securities. These costs can erode a substantial portion of the gross income or the capital appreciation the Underlying Funds achieve. Even seemingly small differences can, over time, have a dramatic effect on the Underlying Funds’ performance, which in turn can impact the Fund’s performance.
Investment Objective and More on Principal Investment Strategies
In this section, you will find more information about the Fund’s investment objective and the principal investment strategies and policies that the Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees the Fund’s management. The Board may approve changes to the Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.
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The Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
Implementation of Investment Objective
To achieve its investment objective, the Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index, the S&P Total Market Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the Underlying Funds through which the Fund seeks to track the Target Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. The Fund may change its 80% policy only upon 60 days’ notice to shareholders.
The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. A fund becomes nondiversified if, with respect to 75% of its total assets, the fund: (1) purchases more than 10% of the outstanding voting securities of any one issuer, or (2) purchases securities of any issuer when, as a result, more than 5% of the fund’s total assets are invested in that issuer’s securities.The Fund may become nondiversified without shareholder approval pursuant to SEC relief. In addition, the Fund could become concentrated in an industry or group of industries if its Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
8

Security Selection
The Fund is a fund of funds that seeks to track the performance of the Target Index by investing all, or substantially all, of its assets in a mix of Underlying Funds that will change over time as the composition of the Target Index changes. The Board allocates the Fund’s assets among the Underlying Funds and may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Additionally, the Board may approve an increase or decrease in the percentage of assets invested in any fund without advance notice to shareholders.
The Target Index is a float-adjusted, market-capitalization weighted index designed to track the broad equity market, including large-, mid-, small-, and micro-cap stocks. The Target Index is a combination of the S&P 500 Index and the S&P Completion Index, which together cover substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market.
The Fund’s investments in the Underlying Funds are briefly described in the paragraphs below. More details regarding each Underlying Fund can be found in its prospectus. The Fund generally invests in the following underlying funds:
Vanguard Variable Insurance Funds Equity Index Portfolio. This Underlying Fund seeks to track the performance of the S&P 500 Index, a float-adjusted market cap-weighted index which includes 500 of the top companies in leading industries of the U.S. economy and covers approximately 80% of available market capitalization.
Vanguard Extended Market Index Fund. This Underlying Fund seeks to track the performance of the S&P Completion Index, a float-adjusted market cap weighted index consisting of the stocks of small and mid-size U.S. companies.
As of the date of this Prospectus, the Fund invested in Admiral Shares of Vanguard Extended Market Index Fund. Share class changes may be made without prior notice to shareholders.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will
9

have market capitalizations above the median, and the rest will fall below it. As of December 31, 2025, the asset-weighted median market capitalization of the Fund’s underlying stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Total Stock Market Index Portfolio	$277 billion
Additional Information Regarding the Underlying Funds’ Investments
The Underlying Funds’ investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. The Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective. Because the Fund invests substantially all of its assets in Underlying Funds, it is exposed to all of the risks associated with the investment strategies and policies of the Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives.
More on Principal Risks
General Market Risk. The markets in which the Fund and the Underlying Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such
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as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
Investing in Equity Markets. The Underlying Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short and long term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to these Underlying Funds.
Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of funds that are focused on a broader representation of the stock market.
Index Investing. The Fund and the Underlying Funds are subject to certain risks associated with index investing:
Passive Management. The Underlying Funds generally seek to track the performance of the Underlying Indexes regardless of how the Underlying Indexes are performing. An Underlying Fund’s advisor’s use of an indexing, or passive, approach to select and maintain investments for an Underlying Fund means that the advisor will select investments for the purpose of tracking the Underlying Index and generally will not use strategies to reduce negative impacts to the Underlying Fund during periods of market volatility. As a result, performance of the Underlying Funds may be lower than it would be if they were actively managed.
Tracking Error. The performance of the Underlying Funds’ investments, in the aggregate, may not match the investment performance of the Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these
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inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
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Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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The size of the index fund
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Compliance with new or existing regulatory requirements
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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. The Fund and the Underlying Funds are subject to risks associated with the index provider. The securities that make up the Underlying Indexes and their weightings in the Underlying Indexes are determined by the index provider. The index provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or Underlying Indexes, or any data used to compile the Target Index or Underlying Indexes. Under normal circumstances, the index provider rebalances (updates) the Underlying Indexes on a regular schedule. However, the index provider may also rebalance the Underlying Indexes outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for the Fund and Underlying Funds or cause the Fund and Underlying Funds to experience tracking error. The index provider may make errors, and it is possible that such errors may not be identified by the index provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the index provider will generally be borne by the Fund and, as a result, the Fund’s shareholders. The Fund’s advisor does not provide any warranty or guarantee against any errors made by the index provider.
Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
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Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that the Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector. Companies in the information technology sector can be negatively affected by products becoming obsolete due to increased competition or short product life cycles, changing consumer preference, and/or expiring intellectual property rights, government scrutiny, changing regulations, and legal actions.
Underlying Funds Risk. The Fund invests substantially all of its assets in Underlying Funds. This means that the Fund is exposed to all of the risks associated with the investment strategies and policies of those Underlying Funds, including the risk that the Underlying Funds will not meet their investment objectives. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests, and the Fund’s performance is directly related to the performance of the Underlying Funds.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Fund and/or the Underlying Funds, including their abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Fund’s and/or Underlying Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets
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and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Fund and the Underlying Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Distributions and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days.
Investing in Derivatives. Each Underlying Fund may invest in derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose an Underlying Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing an Underlying Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time an Underlying Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require an Underlying Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual
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obligation, an Underlying Fund may experience a loss. A liquid market may not always exist for an Underlying Fund’s derivatives positions. An Underlying Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to that Underlying Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund.
Derivatives may not perform as intended, which may result in losses to an Underlying Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of an Underlying Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund of funds will vary based on several factors, including, but not limited to, its underlying funds’ investment strategies and their current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
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Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
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When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in this Prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, the Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
The Fund reserves the right to substitute a different index for an index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Foreign Securities
The Underlying Funds in which the Fund invests have the ability to invest in foreign securities to the extent necessary to carry out their investment strategy of holding all, or substantially all, of the stocks that make up the underlying indexes they track
Other Types of Investments
The Fund and the Underlying Funds may invest in derivatives such as total return swaps, equity futures, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat),
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a market index, or a reference rate. Each Underlying Fund attempts to remain fully invested in stocks in order to track the underlying target indexes as closely as possible; however, to help stay fully invested and to reduce transaction costs, each Underlying Fund may invest in derivatives. The Fund and/or an Underlying Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if the Fund and/or an Underlying Fund is required to limit its investment in a particular issuer or industry. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may invest a portion of its assets in equity futures, which are a type of derivative, and/or shares of exchange-traded funds (ETFs). These equity futures and ETFs typically provide returns similar to those of the stocks listed in an index, or in a subset of an index, the Fund seeks to track. The Fund may purchase futures or ETFs when doing so will reduce the Fund’s transaction costs or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF shares of other Vanguard funds. Fund assets invested in ETF shares are excluded when allocating to the Fund its share of the costs of Vanguard operations.
Cash Management
The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, the Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
The Fund and/or each Underlying Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the fund’s best interest, so long as the strategy or policy employed is consistent with the fund’s investment objective. For instance, the Fund or an Underlying Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with its investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when a Fund or an Underlying Fund receives large cash flows that it cannot prudently invest immediately.
Portfolio Holdings
Please consult the Fund’s Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.
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Management and Distribution of the Fund
The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
According to an agreement applicable to the Fund and Vanguard, the Fund’s direct expenses may be offset by (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation.

Accordingly, all expenses for services provided by Vanguard to the Fund and all other expenses incurred by the Fund are expected to be borne by the Underlying Funds. The Fund’s shareholders bear the fees and expenses associated with the Fund’s investments in the Underlying Funds.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through Vanguard Capital Management (VCM) by (1) maintaining the Fund’s allocation to its Underlying Funds, and (2) providing investment advisory services to those Underlying Funds pursuant to the Funds’ Service Agreement (FSA) and an intercompany service agreement between Vanguard and VCM (ISA) and subject to the supervision and oversight of the trustees and officers of the underlying funds. As of December 31, 2025, Vanguard served as advisor for approximately $9.9 trillion in assets. Vanguard, through VCM, provides investment advisory services to the Fund pursuant to the FSA and the ISA, and subject to the supervision and oversight of Vanguard and the trustees and officers of the Fund.
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VCM, P.O. Box 2600, Valley Forge, PA 19482, is a wholly owned subsidiary of Vanguard and was established in 2025.
The Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangement will be communicated to shareholders in writing. As Vanguard is the Fund’s sponsor and overall manager, Vanguard, through VCM, may provide investment advisory services to the Fund under certain circumstances. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Fund has filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Fund may rely on the new SEC relief.
A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory arrangement is available in the Fund’s Form N-CSR filed with the SEC for the fiscal year ended December 31 and in the applicable Financial Statements and Other Information document available on the Fund’s website.
The managers primarily responsible for the day-to-day management of the Fund are:
Aurélie Denis, CFA, Portfolio Manager at VCM. She has been with Vanguard since 2016, has worked in investment management since 2017, has managed investment portfolios since 2023, and has co-managed the Fund since 2023. Education: B.S., Pennsylvania State University.
Walter Nejman, Portfolio Manager at VCM. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the Fund since 2013. Education: B.A., Arcadia University; M.B.A., Villanova University.
Michael R. Roach, CFA, Portfolio Manager at VCM. He has been with Vanguard since 1998, has worked in investment management since 2000, had previously managed investment portfolios from 2009-2019, and has co-managed the Fund since 2025. Education: B.S., Bloomsburg University of Pennsylvania; M.S., Drexel University.
The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.
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Investing in Vanguard Funds
The Fund is offered exclusively to insurance company segregated accounts that serve as investment vehicles for variable life insurance and annuity contracts purchased by individuals. An individual investor cannot purchase shares of the Fund directly, but only through an annuity or life insurance contract offered by an insurance company. The prospectus for the annuity or life insurance program provided by the insurance company describes how individual investors (as contract owners) may elect the Fund as an investment option, allocate, transfer and withdraw amounts to, and from, separate accounts of insurance companies.
Purchase and Redemption of Fund Shares
The Fund offers its shares to insurance companies to fund both annuity and life insurance contracts. Because of differences in tax treatment or other considerations, the best interests of various contract owners participating in the Fund might at some time be in conflict. The Board will monitor for any material conflicts and determine what action, if any, should be taken.
If the Board determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the Board determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders (for example, because of the size of the purchase request or a history of frequent trading by the investor), the Fund may reject such a purchase request.
If you wish to redeem money from the Fund, please refer to the instructions provided in the prospectus for the annuity or life insurance program. Shares of the Fund may be redeemed on any business day that the New York Stock Exchange (“NYSE”) is open for trading. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds generally will be wired to the administrator within one business day following receipt of the redemption request, however, in certain circumstances, the settlement period may be longer. Contract owners will receive their redemption checks from the administrator.
Under normal circumstances, the Fund typically expects to meet redemptions with positive cash flows. When this is not an option, the Fund seeks to maintain its risk exposure by selling a cross section of its holdings to meet redemptions, while also factoring in transaction costs. Additionally, the Fund may work with the insurance companies through which contract owners participate in the Fund to implement redemptions in a manner that is least disruptive to the Fund.
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Under certain circumstances, including under stressed market conditions, there are additional tools that the Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. The Fund may also suspend payment of redemption proceeds for up to seven days. Additionally, under these unusual circumstances, the Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
The Fund may suspend the redemption right or postpone payment of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during any emergency circumstances or such other periods, as determined by the SEC.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ boards of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. A fund may delay payment of the redemption proceeds for up to seven calendar days.
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another series of the Trust) may be available to you through your contract. Please refer to the prospectus for the annuity or life insurance program to check if the exchange privilege is available to you. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most cases, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund’s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.
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Pricing of Fund Shares
Share Price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the Underlying Funds hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The Fund’s NAV is calculated based upon the values of the Underlying Funds. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares are valued at the market value of those shares. The prospectuses for the Underlying Funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
The Fund’s NAV is used to determine the unit value for the annuity or life insurance program through which you invest. For more information on unit values, please refer to the prospectus of the insurance company that offers your annuity or life insurance program.
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Distributions and Taxes
The Fund normally distributes its net investment income and net realized short-term or long-term capital gains, if any, to its shareholders, which are the insurance company separate accounts that fund your variable annuity or variable life insurance contract. The Fund may also make distributions that are treated as a return of capital. As an owner of an annuity or life insurance contract, the tax consequences to you of your investment in the Fund depend on the provisions of the annuity or life insurance contract through which you invest; please refer to the prospectus of such contract for more information. As a contract owner, you should consult your own tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
The Fund intends to operate in such a manner that a separate account investing only in Fund shares will result in the variable annuity and variable life insurance contracts supported by that account receiving favorable tax treatment. This favorable treatment means that, as a contract owner, you generally will not be taxed on Fund distributions or proceeds on dispositions of Fund shares received by the separate account funding your contract. However, in order to qualify for this favorable treatment, the insurance company separate accounts that invest in the Fund must satisfy certain requirements. If the Fund funding your contract does not meet such requirements, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you. Also, if the IRS were to determine that the contract owners have an impermissible level of control over the investments funding their contracts, your contract could lose its favorable tax treatment, and income and gain allocable to your contract could be taxable to you. Please see the Fund’s Statement of Additional Information for more information.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s and/or an Underlying Fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and/or an Underlying Fund and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund and/or Underlying Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
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Frequent Trading Limitations
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
You may purchase or sell Fund shares through a contract offered by an insurance company. When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients’ trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by a client. Insurance
25

companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply.
See the prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but they do not take into account charges and expenses attributable to the annuity or life insurance program through which you invest. The expenses of the annuity or life insurance program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.
Total Stock Market Index Portfolio
	Year Ended December 31,
For a Share Outstanding Throughout Each Period	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$56.16	$49.45	$42.30	$56.94	$48.56
Investment Operations
Net Investment Income[1]	.607	.666	.647	.587	.640
Capital Gain Distributions Received[1]	1.008	1.670	1.227	1.704	1.599
Net Realized and Unrealized Gain (Loss) on Investments	6.993	8.829	8.422	(12.797)	9.589
Total from Investment Operations	8.608	11.165	10.296	(10.506)	11.828
Distributions
Dividends from Net Investment Income	(.677)	(.687)	(.536)	(.650)	(.652)
Distributions from Realized Capital Gains	(3.161)	(3.768)	(2.610)	(3.484)	(2.796)
Total Distributions	(3.838)	(4.455)	(3.146)	(4.134)	(3.448)
Net Asset Value, End of Period	$60.93	$56.16	$49.45	$42.30	$56.94
Total Return	16.93%	23.71%	25.95%	-19.59%	25.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,361	$5,423	$4,357	$3,614	$4,254
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	1.08%	1.27%	1.45%	1.28%	1.22%
Portfolio Turnover Rate	7%	6%	12%	6%	7%

1	Calculated based on average shares outstanding.
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Additional Information
A Precautionary Note to Investment Companies. The Fund’s shares are issued by a registered investment company, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. The Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. The Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Inception Date. The date on which the assets of a fund are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
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Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Fund’s Average Annual Total Returns table:
Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.

CFA® is a registered trademark owned by CFA Institute.
The “S&P 500 Index” (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for certain purposes by Vanguard. Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio or the timing of the issuance or sale of Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio or in the determination or calculation of the equation by which Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Vanguard Vanguard Variable Insurance Funds Total Stock Market Index Portfolio. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P TOTAL MARKET INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY
29

OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD VANGUARD VARIABLE INSURANCE FUNDS TOTAL STOCK MARKET INDEX PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P TOTAL MARKET INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Variable Insurance Funds Total Stock Market Index Portfolio, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this Prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 800-522-5555; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Fund are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Fund’s Investment Company Act file number: 811-05962
© 2026 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 287 042026

PART B

VANGUARD® VARIABLE INSURANCE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2026

This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated April 28, 2026). To obtain, without charge, a prospectus, the most recent report to shareholders, or a Fund’s financial statements as hereby incorporated by reference, please visit https://vgi.vg/fund- literature, contact The Vanguard Group, Inc. (Vanguard), or the insurance company sponsoring the accompanying variable life insurance or variable annuity contract.

TABLE OF CONTENTS

Description of the Trust..............................................................................................................................................................................	B-1
Fundamental Policies .................................................................................................................................................................................	B-4
Investment Strategies, Risks, and Nonfundamental Policies.................................................................................................................	B-6

Share Price ..................................................................................................................................................................................................

B-42
Purchase and Redemption of Shares .......................................................................................................................................................	B-42
Management of the Funds .........................................................................................................................................................................	B-44
Investment Advisory and Other Services .................................................................................................................................................	B-69
Portfolio Transactions ................................................................................................................................................................................	B-98

Proxy Voting ................................................................................................................................................................................................

B-100
Financial Statements ..................................................................................................................................................................................	B-101
Description of Bond Ratings......................................................................................................................................................................	B-102

Appendix A ..................................................................................................................................................................................................

B-104

Appendix B ..................................................................................................................................................................................................

B-122

Appendix C ..................................................................................................................................................................................................

B-149

DESCRIPTION OF THE TRUST

Vanguard Variable Insurance Funds (the Trust) currently offers the following Funds1:

Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Moderate Allocation Portfolio
Conservative Allocation Portfolio	Money Market Portfolio
Diversified Value Portfolio	Real Estate Index Portfolio2
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
Global Bond Index Portfolio	Total International Stock Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
International Portfolio

1Individually, a Fund or a Portfolio; collectively, the Funds or the Portfolios.

2 Prior to January 18, 2018, the Fund was named the REIT Index Portfolio.

Each Fund offers only one class of shares (Investor Shares). Throughout this document, any references to “class” indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares. The Trust has the ability to offer additional Funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single Fund or class of shares.

Organization

The Trust was organized as a Maryland corporation in 1989 before becoming a Pennsylvania business trust later in 1989, and was reorganized as a Delaware statutory trust in 1998. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust, other than the Growth and Real Estate Index Portfolios, are classified as diversified within the meaning of the 1940 Act. The Equity Index and Total Stock Market Index Portfolios may each become nondiversified solely as a result of an index rebalance or market movement. The Growth and Real Estate Index Portfolios are classified as nondiversified within the meaning of the 1940 Act.

Each Fund offers its shares to insurance companies that sponsor both annuity and life insurance contracts. An insurance company might offer some, but not necessarily all, of the Funds.

Service Providers

Custodians. The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (for Money Market, Short- Term Investment-Grade, High Yield Bond, and Total Bond Market Index Portfolios); State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114 (for Balanced, Capital Growth, Diversified Value, Equity Income, Growth, International, and Small Company Growth Portfolios); JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179 (for Conservative Allocation, Equity Index, Global Bond Index, Mid-Cap Index, Moderate Allocation, Real Estate Index, Total Stock Market Index, and Total International Stock Market Index Portfolios), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.

Investment Advisors. Aristotle Capital Management, LLC, 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025 (for a portion of the Diversified Value Portfolio); ArrowMark Colorado Holdings, LLC, 100 Fillmore Street, Suite 325, Denver, CO 80206 (for a portion of the Small Company Growth Portfolio); Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland (for a portion of the International Portfolio); Harris Associates, L.P., 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606 (for a portion of the Diversified Value Portfolio); Hotchkis and Wiley Capital Management, LLC, 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017 (for a portion of the Diversified Value Portfolio); PRIMECAP Management Company, 177 East Colorado Blvd., 11th Floor, Pasadena, CA 91105 (for the Capital Growth Portfolio); Schroder Investment Management North America Inc., 7 Bryant Park, 19th Floor, New York, NY 10018-3706 (for a portion of the International Portfolio); Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210 (for the Balanced Portfolio, Growth Portfolio, a portion of the Equity Income Portfolio, and a portion of the High Yield Bond Portfolio); and The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, through its wholly owned subsidiaries, Vanguard Capital Management, LLC (VCM) and Vanguard Portfolio Management, LLC (VPM). VCM exercises portfolio management and investment stewardship responsibilities for the Conservative Allocation Portfolio, Moderate Allocation Portfolio, Equity Index Portfolio, Global Bond Index Portfolio, Money Market Portfolio, Short-Term Investment-Grade Portfolio, Total Bond Market Index Portfolio, Total International Stock Market Index Portfolio, Total Stock Market Index Portfolio, and a portion of the High Yield Bond Portfolio. VPM exercises portfolio management and investment stewardship responsibilities for the Mid-Cap Index Portfolio, Real Estate Index Portfolio, a portion of the Equity Income Portfolio, and a portion of the Small Company Growth Portfolio.

Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds’ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Funds’ board of trustees.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or the class affected by a particular matter are entitled to vote on that matter. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.

Conversion Rights. There are no conversion rights associated with the Funds’ shares.

Redemption Provisions. Each Fund’s redemption provisions are described in the current annuity or life insurance program prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations. Each Trust’s bylaws place limitations on the forum in which certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust may be heard. Each Trust’s bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.

Tax Status of the Funds

Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Funds will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Further, each Fund intends to comply with the separate asset diversification requirements imposed by Section 817(h) of the IRC on certain insurance company separate accounts. If a Fund were to fail to qualify as a regulated investment company or the Section 817(h) diversification test, each insurance company’s separate account invested in the

Fund would fail to satisfy the account’s separate diversification requirements under the IRC, with the result that income and gain allocable to the variable annuity and variable life insurance contracts supported by that account could be taxable to contract holders currently.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts (REITs)) may be eligible for the dividends-received deduction applicable to corporate shareholders. Insurance companies investing in the Funds through one or more separate accounts must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.

Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by each Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

For more information on the tax treatment of the Funds and their insurance company separate account shareholders, see “Tax Matters—Federal Tax Discussion Applicable to Variable Annuity and Variable Life Insurance Contracts.”

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund (other than the Conservative Allocation, Equity Index, Global Bond Index, Growth, Moderate Allocation, Real Estate Index, Total International Stock Market Index, and Total Stock Market Index Portfolios) may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U. S. government or its agencies or instrumentalities. Additionally, each Fund (other than the Conservative Allocation, Equity Index, Global Bond Index, Growth, Moderate Allocation, Real Estate Index, Total International Stock Market Index, and Total Stock Market Index Portfolios) will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC), to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

For the Equity Index Portfolio and the Total Stock Market Index Portfolio only, with respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities, except as may be necessary to approximate the composition of its target index. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Shareholder approval will not be sought if the Equity Index Portfolio and/or the Total Stock Market Index Portfolio crosses from diversified to nondiversified status in order to approximate the composition of its target index.

The Equity Index Portfolio, the Growth Portfolio, the Real Estate Index Portfolio, and the Total Stock Market Index Portfolio will limit the aggregate value of all holdings (other than U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC, and securities of other regulated investment companies), for each holding that exceeds 5% of the Fund’s total assets or 10% of the issuer’s outstanding voting securities, to an aggregate of 50% of the Fund’s total assets as of the end of each quarter of the taxable year. Additionally, each Fund will limit the aggregate value of holdings of a single issuer (other than U.S. government securities, as defined in the IRC, or the securities of other regulated investment companies) to a maximum of 25% of the Fund’s total assets as of the end of each quarter of the taxable year.

Industry Concentration. Each Fund (other than those indicated in the following exceptions) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or groups of industries.

The Money Market Portfolio will concentrate its assets in the securities of issuers whose principal business activities are in the financial services industry. For the purposes of this policy, the financial services industry is deemed to include the group of industries within the financial services sector. In addition, the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.

Vanguard Real Estate Index Portfolio will concentrate its investments in the securities of issuers whose principal business activities are in the real estate industry, as defined in the prospectus.

Each Fund, through its ownership of the underlying funds, as applicable, will not concentrate its investments in the securities of issuers whose principal activities are the in the same industry or group of industries, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objective of each Fund (other than Global Bond Index and Total International Stock Market Index Portfolios) may not be materially changed without the approval of a majority of such Fund’s shareholders.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.

None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.

INVESTMENT STRATEGIES, RISKS, AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

The Conservative Allocation, Global Bond Index, Moderate Allocation, Total International Stock Market Index, and Total Stock Market Index Portfolios (the Fund-of-Fund Portfolios) are indirectly exposed to the investment strategies and policies of the underlying Vanguard funds in which they invest and are therefore subject to all risks associated with the investment strategies and policies of the underlying Vanguard funds. The investment strategies and policies and associated risks detailed in this section also include those to which the Fund-of-Fund Portfolios indirectly may be exposed through their investment in the underlying Vanguard funds.

Asset-Backed Securities. Asset-backed securities represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shortens the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, the general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest such prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities have been, and may continue to be, subject to greater liquidity risks when worldwide economic and liquidity conditions deteriorate. In addition, government actions and proposals that affect the terms of underlying home and consumer loans, thereby changing demand for products financed by those loans, as well as the inability of borrowers to refinance existing loans, have had and may continue to have a negative effect on the valuation and liquidity of asset-backed securities.

Bank Loans, Loan Interests, and Direct Debt Instruments. Bank loans, loan interests, and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations); to suppliers of goods or services (in the case of trade claims or other receivables); or to other parties. These investments involve a risk of loss in case of default, insolvency, or the bankruptcy of the borrower; may not be deemed to be securities under certain federal securities laws; and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. Direct debt instruments may not be rated by a rating agency. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly developing countries, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buyouts, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions (known as “leveraged buyout” transactions), leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or work-out scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether in acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that, under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal and/or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations in which a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. A cybersecurity incident could subject the Vanguard funds, their advisors, and/or their third-party service providers to operational and financial risks. Cybersecurity incidents typically result from a deliberate attack, which could take multiple forms (e.g., phishing, malware, ransomware, or denial-of-service attacks), or wrongdoing by an authorized individual. In either case, sensitive assets, information, or data could fall into the hands of unauthorized individuals and potentially cause operational disruption. To prevent or reduce the impact of a cybersecurity incident, Vanguard has implemented controls, such as technological safeguards and business continuity plans. Cybersecurity risks are also present for third-party service providers (such as investment advisors, transfer agents, and custodians) that support the Vanguard funds. Vanguard has processes for assessing the cybersecurity programs implemented by a fund’s third-party service providers. These processes help reduce the risk of potential incidents that could impact a Vanguard fund and/or its shareholders.

Despite the measures described above, a cybersecurity incident could still disrupt business operations, which could affect a fund and/or its shareholders. Examples of impacts that might occur as a result of a cybersecurity incident include: a fund being unable to calculate its net asset value (NAV) or process transactions, fund shareholders being unable to place transactions or otherwise conduct business with Vanguard, or a fund being unable to safeguard its data or the personal information of its shareholders.

Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities—Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit have an interest rate that is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a fund will agree to repurchase such instruments, at the fund’s option, at par on or near the coupon dates. The dealers’ obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. A fund is also able to sell variable rate certificates of deposit on the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of 6 months or less and are traded in the secondary markets prior to maturity.

Debt Securities—Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months. High-quality commercial paper typically has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is also high credit quality; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. In assessing the credit quality of commercial paper issuers, the following factors may be considered: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas, (3) evaluation of the issuer’s products in relation to competition and customer acceptance, (4) liquidity, (5) amount and quality of long-term debt, (6) trend of earnings over a period of ten years, (7) financial strength of a parent company and the relationships that exist with the issuer, and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than longer-term fixed income securities because interest rate risk typically increases as maturity lengths increase. Additionally, an issuer may expect to repay commercial paper obligations at maturity from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper payment obligations, also known as rollover risk. Commercial paper may suffer from reduced liquidity due to certain circumstances, in particular, during stressed markets. In addition, as with all fixed income securities, an issuer may default on its commercial paper obligation.

Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, along with the borrower’s ability to pay principal and interest on demand.

Debt Securities—Emerging Markets Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include, but are not limited to, the following: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement in and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on a fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency hedging techniques in certain emerging market countries; (viii); generally, smaller, less seasoned, or newly organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, recordkeeping, and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of stock and bond markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and bond markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. There may also be limited regulatory oversight of certain foreign subcustodians that hold foreign securities subject to the supervision of a fund’s primary U.S.-based custodian. A fund may be limited in its ability to recover assets if a foreign subcustodian becomes bankrupt or otherwise unable or unwilling to return assets to the fund, which may expose the fund to risk, especially in circumstances where the fund’s primary custodian may not be contractually obligated to make the fund whole for the particular loss.

Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, seizure of assets, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited.

Debt Securities—Foreign Debt Securities. Foreign debt securities are debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign governments and corporations. Foreign debt securities may trade in U.S. or foreign markets. Investing in foreign debt securities involves certain special risk considerations that are not typically associated with investing in debt securities of U.S. issuers.

Debt Securities—Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon payment.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has generally occurred during the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (e.g., changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Debt Securities—Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (e.g., lower than Baa3/P-2 by Moody’s Ratings or below BBB-/A-2 by S&P Global Ratings) or, if unrated, are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, and they will generally involve more credit risk than securities in the investment-grade categories. Non-investment-grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring such as an acquisition, a merger, or a leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have more traditional methods of financing available to them.

Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. An actual or anticipated economic downturn or sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund’s advisor to sell a high-yield security or the price at which a fund’s advisor could sell a high-yield security, and it could also adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation of the securities.

Except as otherwise provided in a fund’s prospectus, if a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if its advisor deems it in the best interests of shareholders.

Debt Securities—Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities, which could lead to an overvaluation or an undervaluation of the securities.

Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity may be adversely impacted.

Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate (SOFR) or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities—Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Zero-coupon Treasury bonds are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing an interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the full faith and credit of the U.S. government. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other noncash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income. It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. A fund may use derivatives as an alternate means to obtain economic exposure if the fund is required to limit its investment in a particular issuer or industry. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (Rule 18f-4). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities, and requires funds whose use of derivatives exceeds a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund and Vanguard may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. Each Fund (other than the Money Market Portfolio) will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Environmental, Social, and Governance (ESG) Considerations. A Vanguard fund’s consideration of ESG risk factors is driven first and foremost by the investment objective and principal investment strategies disclosed in the fund’s prospectus. For Vanguard funds whose index providers or advisors select securities based on disclosed ESG criteria (ESG funds), the ESG fund’s prospectus provides information about the ESG fund’s use of ESG criteria and related ESG investing risks.

Unless specifically disclosed in a fund’s prospectus, Vanguard funds do not seek to implement specific ESG impacts or strategies. However, except with respect to Vanguard equity index funds, a Vanguard fund’s advisor may consider risk factors that could be categorized as “ESG” as a component of the fund’s investment process if the advisor deems such risk factors to be financially material, either quantitatively or qualitatively. For example, as determined by the fund’s advisor, certain ESG risk factors may be considered as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. Consideration of ESG risk factors will vary depending on a fund’s particular investment strategies as disclosed in its prospectus. The weight given to specific risk factors may vary across types of investments, industries, regions, and issuers and may change over time. Consideration of certain ESG risk factors may affect a fund’s exposure to certain issuers or industries. For purposes of this disclosure, “ESG risk factors” refers to financially material risk factors that could be viewed as ESG-focused. However, there are significant differences in how such terms are interpreted across funds, advisors, index providers, and individuals. It is possible that an advisor will not identify or evaluate every ESG risk factor that an investor would expect to be identified or evaluated, or that the advisor may not categorize a specific risk factor as “ESG.” The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor.

An advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG risk factors. ESG risk factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for some or all of the funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused.

Proxy Voting and Engagement. Vanguard’s proxy voting administration services are organized into separate teams (Investment Stewardship Teams) within two wholly owned subsidiaries, Vanguard Capital Management, LLC (VCM) and Vanguard Portfolio Management, LLC (VPM). On behalf of the board of trustees of each Vanguard fund for which VCM and/or VPM exercises portfolio management and investment stewardship responsibilities, VCM and/or VPM, as applicable, administers proxy voting for the equity holdings of such funds. The Investment Stewardship Teams may each independently engage with issuers to better understand how they are addressing material risks, including material ESG risks. Specifically, the Investment Stewardship Teams may each independently engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders.

For Vanguard funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund. A fund’s third-party advisor may consider various ESG risks to be material to companies and may have their own practices and policies related to engagement. For example, the advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain third-party advisors engage with particular issuers held by the fund(s) they manage to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of such fund(s).

Regulatory Environment. The regulatory landscape for ESG investing is still developing, both within the United States and globally. As society’s focus on particular ESG issues, such as climate change, continues to evolve, the emphasis and direction of governmental policies are subject to change.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests, and they will have at least the same financial strength as the domestic issuers approved for the fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries.

As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation or other adverse tax consequences, political or social instability, changes to laws and regulations or interpretations of laws and regulations, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs), and other government restrictions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. This may negatively impact the value and/or liquidity of a fund’s investments and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Sanctions could also result in the devaluation of a country’s currency, a downgrade in the credit ratings of a country or issuers in a country, or a decline in the value and/or liquidity of securities of issuers in that country.

Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.

Foreign Securities—Emerging Markets Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks may significantly affect the value of emerging market investments and include: (i) nationalization or expropriation of assets or confiscatory taxation; (ii) currency devaluations and other currency exchange rate fluctuations; (iii) greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); (iv) more substantial government involvement and control over the economy; (v) less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws, which may increase the risk of market manipulation; (vi) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (vii) unavailability of currency-hedging techniques in certain emerging market countries; (viii) generally smaller, less seasoned, or newly organized companies; (ix) differences in, or lack of, corporate governance, accounting, auditing, record keeping and financial reporting standards, which may result in unavailability of material information about issuers and impede evaluation of such issuers; (x) difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and (xi) greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial expenses and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies. There may also be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Fund’s primary U.S.-based custodian. The Fund may be limited in its ability to recover assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets to the Fund, which may expose the Fund to risk, especially in circumstances where the Fund’s primary custodian may not be contractually obligated to make the Fund whole for the particular loss.

Emerging market investments also carry the risk that strained international relations may give rise to retaliatory actions, including actions through financial markets such as purchase and ownership restrictions, sanctions, tariffs, seizure of assets, cyberattacks, and unpredictable enforcement of securities regulations and other laws. Such actual and/or threatened retaliatory actions may impact emerging market economies and issuers in which a Fund invests. For example, in China, ownership of companies in certain sectors by foreign individuals and entities is prohibited.

Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when a fund’s advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when a fund’s advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that a fund’s advisor reasonably believes generally tracks the currency being hedged with regard to price movements). A fund’s advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities—Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; however, pursuant to a Russian presidential decree, the NSD no longer serves as a system for the central handling of Russian equities. Instead, ownership records are now maintained by registrars located throughout Russia.

For Russian issuers, ownership records are maintained only by registrars who are under contract with the issuers. Russian subcustodians maintain copies of the registrar’s records (Share Extracts) on its premises. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A fund will endeavor to ensure by itself or through a custodian or other agent that the fund’s interest continues to be appropriately recorded for Russian issuers by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Russia’s large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, divestment of interests in or curtailment of business dealing with Russia by large corporations and U.S. states, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.

Foreign Securities—Special Risks of Investing in China. Investing in companies or issuers economically tied to China involves a high degree of risk and special considerations not typically associated with investing in more developed economies or markets. Such risks may include but are not limited to: Chinese Government Risk, Sanctions/Geopolitical Risk, Emerging Market Risk, Chinese Renminbi Risk, Regulatory and Legal Framework Risk, and risks with accessing and investing in their equity and bond markets.

Chinese Government Risk. In China, there are no freely elected government officials and political opposition is largely suppressed. As a result, the Chinese government has an outsized impact on the Chinese market which is uncharacteristic when compared with developed nations. For example, the Chinese government has exercised authority over publicly traded Chinese companies in the past and may continue to do so. This authority can include, but is not limited to, dictating what types of products Chinese companies should produce and to whom such products can be sold, nationalizing assets, and pursuing regulatory enforcement in an unpredictable manner. The Chinese government could use this authority for a variety of reasons including targeting Chinese companies deemed to have violated Chinese interests or trying to reduce market volatility.

The nationalist focus of the Chinese government also can lead to the government making broad policy changes that deviate from what they have historically supported. The Chinese government has implemented several economic reforms since 1978. It is possible that these reforms may not be supported in the future and the government could return to a more centrally planned economy. Additional support to surrounding economies such as Hong Kong could be revoked, and foreign investment in China could be limited if not banned outright.

Sanctions/Geopolitical Risk. Investing in companies economically tied to China is subject to certain political risks. Following the establishment of the People’s Republic of China (PRC) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and seized assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future, resulting in a full or partial loss of Chinese holdings.

China has many ongoing disputes with Hong Kong, Taiwan, the Xinjiang region and the Uyghur population, and other neighboring areas. These disputes continue to escalate due to ongoing Chinese military exercises (such as land reclamation efforts in the South China Sea), Chinese policymaking, human rights violations assertions by the UN and other developed nations, and statements from high-ranking Chinese government officials. In addition, the Chinese government has been accused of participating in state-sponsored cyberattacks against other foreign countries and foreign companies.

The resulting political tensions, including with the United States, have had and may continue to have impacts on the Chinese economy and its ability to sell certain goods. Other countries, including the U.S., have imposed and may continue to impose sanctions, tariffs, and embargoes or blocking of certain goods produced in China to affect the Chinese economy. Countries have also raised concerns about Chinese companies’ compliance with their own laws which could result in the delisting of securities. Compliance with sanctions could lead to a large market selloff, which could result in significant losses to investments. While tariffs and embargoes are not direct sanctions, they can still negatively affect the Chinese economy and individual Chinese companies. Lastly, because of the economic and financial market dependence between China and the surrounding regions, any decrease in demand for goods from China or an economic downturn in China, could negatively affect the economies and financial markets of the surrounding regions.

Emerging Market Risk. China’s economy is classified as an emerging market. However, China’s economy is considered to be more reliant on exports than other emerging markets and therefore could be negatively affected by a downturn in its export business. Chinese exports could be negatively affected by the aforementioned sanctions and geopolitical risk or other restrictions such as trade tariffs, embargoes, or capital controls. Chinese exports could also be affected by increasing competition across Asia’s other emerging economies, higher rates of inflation, and/or the erratic nature of economic growth in China.

Regulatory and Legal Framework Risk. China’s ability to develop and sustain its legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems could influence the course of foreign investment. Chinese companies are not subject to the same degree of regulation as those in the United States with respect to matters such as tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. China lacks accounting, auditing, and financial reporting standards, and U.S. public accounting oversight boards are unable to inspect audit work papers and practices of registered accounting firms in China. Further complicating matters, some of China’s laws prohibit certain key information about their companies from being disclosed. As a result, obtaining the full financial picture of a publicly traded Chinese company may be more difficult than obtaining the full financial picture of a publicly traded U.S. company, making it harder to determine the true health of a company.

China’s legal framework may make it more difficult, if not impossible, to obtain or enforce a judgment compared to other countries. The Chinese regulatory framework is also less extensive and still developing regarding business entities and commercial transactions, which can make it challenging to navigate China’s markets. Chinese securities may be taxed differently than U.S. securities depending on the type of investment and the issuer.

Accessing and Investing in the Chinese Equity Market. China’s investment and banking systems are still developing, which subjects the settlement, clearing, and registration of securities transactions to additional risks and costs. Chinese companies can list their shares in a variety of ways, such as A shares, B shares, or H shares. These shares are traded on various exchanges, such as the Shanghai or Shenzhen exchange.

A-shares are generally bought through the Qualified Foreign Investor (QFI) program or Stock Connect. Trading through a license granted under the QFI regime is subject to policies and rules that are unique and evolving. In addition, QFI licenses can be revoked or restricted, preventing a fund from any future trading through the QFI regime. There are QFI custodial arrangements that can limit a fund’s ability to recover deposited cash if the QFI custodian becomes insolvent. Chinese regulators may impose fines or pursue other negative actions towards a QFI custodian if that custodian does not perform its required reporting obligations. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. As a result, trades must be placed with separate brokers for different transaction sides, increasing complexity, potential for error, and costs.

Trading on Stock Connect is also subject to limitations such as daily quota limitations on purchases, limitations on transferability of shares, pre-delivery or pre-validation of cash or securities to or by a broker which may impact a fund’s ability to trade portfolio securities in a timely manner and can negatively affect a fund’s returns. Only certain A-shares are eligible to be accessed through Stock Connect and these securities could lose their eligibility at any time. Stock Connect utilizes an omnibus clearing structure, and a fund’s shares will be registered in the custodian’s name on the Hong Kong Central Clearing and Settlement System. This may reduce a manager’s ability to effectively manage a fund’s holdings, including the potential enforcement of equity owner rights. B shares can only be traded by non-residents of the PRC or residents with an appropriate foreign currency account that meets certain requirements.

China’s foreign ownership limitations may result in limitations on investment or the return of profits if a fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear whether China will aggregate a fund’s holdings with other affiliated funds in determining the 5% ownership level. The restrictions on ownership and ability of Chinese regulatory authorities and Chinese issuers to suspend trading, their willingness to exercise this option in response to market volatility and other events, can negatively affect liquidity and volatility of the Chinese markets.

It is also possible to gain exposure to certain Chinese companies through legal structures known as Variable Interest Entities (VIEs). The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education, and telecommunications. VIEs seek to establish claims to a China-based company’s profits and control of its assets through contractual arrangements. While VIEs are a longstanding industry practice, they are not formally recognized under Chinese law or approved by Chinese regulators. It is also uncertain whether Chinese officials or regulators will prohibit Chinese companies from accessing foreign investment through VIEs or remove VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a fund’s returns and net asset value. Additionally, an investor’s rights may be limited with respect to the underlying Chinese operating company.

Accessing and Investing in the Chinese Bond Market. The People’s Bank of China has established a program that permits eligible foreign investors to invest directly in bonds traded on the Chinese Interbank Bond Market (CIBM). While the CIBM is relatively large and trading volumes are generally high, the market has similar risks as bond markets in other emerging market countries. A fund may invest in the bonds available on the CIBM through Bond Connect, which was established with the Hong Kong Monetary Authority as a way to permit overseas investors to trade in each other’s respective markets. Bond Connect provides a connection between mainland China- and Hong Kong-based financial institutions, permitting securities trading between the mainland China and Hong Kong markets electronically, thus eliminating the stricter restrictions that were present under previous access models.

Investing in securities traded on the CIBM through Bond Connect is subject to regulatory risks. The relevant rules, regulations, structure, terms, and a fund’s ability to access Bond Connect may be subject to change with minimal notice and any changes have the potential to be applied retroactively. For example, if Bond Connect is not operating or trading is otherwise suspended, a fund’s ability to trade bonds in a timely manner may be affected and there may be negative impacts on the fund. Additionally, market volatility and possible lack of liquidity due to low trading volume on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM. The bid-ask spreads of the prices of such securities may be large, and a fund may therefore incur significant costs and may suffer losses when selling such investments. Further, the bonds traded on the CIBM may be difficult or impossible to sell, which may impact a fund’s ability to acquire or dispose of such securities at their expected prices.

Bonds issued by Chinese companies or the Chinese government may be dollar denominated. These dollar-denominated bonds carry some of the same risks as RMB-denominated bonds traded through Bond Connect, but generally benefit from reduced currency risk since a fund does not need to engage in currency trading to settle the trade.

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with

Rule 18f-4.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If a fund’s advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Hybrid Instruments. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but a hybrid may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or the interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or the interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark, thus magnifying movements within the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value. Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the needs of an issuer or, sometimes, the portfolio needs of a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional securities.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund’s investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment. Cash positions may also subject a fund to increased counterparty risk to the fund’s bank.

Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Funds may be subject to significant losses.

In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt securities, or equity securities that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher income-producing assets may cause the price of such securities to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. These considerations may limit a fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility and potential illiquidity.

A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including (in the case of Money Market Portfolio) maintaining a stable NAV or $1.00 per share. In a prolonged environment of low to negative interest rates, the Funds’ board of trustees may consider taking various actions including, but not limited to, enacting mechanisms to seek to maintain a stable NAV per share at $1 and discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents. A fund that implements share cancellation would continue to maintain a stable $1 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduces the number of shares held by the investor. A fund that floats its NAV would no longer maintain a stable $1 share price and instead have a share price that fluctuates. An investor in a money market fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them. A fund that implements share cancellation would continue to maintain a stable $1 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduces the number of shares held by the investor. A fund that floats its NAV would no longer maintain a stable $1 share price and instead have a share price that fluctuates. An investor in a money market fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.

Legal and Regulatory Risk. Vanguard funds and their advisors are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of a fund’s investments, a fund’s investment strategy, and/or a fund’s ability to manage tax consequences. Changes in how laws and regulations are interpreted could similarly impact a fund. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on fund performance.

Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.

Money Market Fund Reform. In July 2023, the SEC adopted amendments to the rules that govern registered money market funds. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. These amendments, among other changes: (i) modify the existing liquidity fee framework for non-government money market funds; (ii) increase required weekly liquid asset and daily liquid asset minimums; (iii) require institutional prime and institutional tax-exempt money market funds to impose a mandatory liquidity fee when daily net redemptions exceed certain levels unless the amount of the fee determined by the fund is less than 0.01% of the value of the shares redeemed; and (iv) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable net asset value in a negative interest rate environment. These amendments may impact the Funds' operations, performance, yields, and operating expenses.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans and may be based on different types of mortgages, including those on residential properties or commercial real estate. Mortgage-backed securities include various types of securities, such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent partial interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA); by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC); and by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, the general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential or commercial mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Private mortgage-backed securities may not be readily marketable. In addition, mortgage-backed securities have been subject to greater liquidity risk when worldwide economic and liquidity conditions deteriorate. U.S. government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments (i.e., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary).

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities—Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. However, because the interest rates on ARMBSs are reset only periodically, changes in market interest rates or in the issuer’s creditworthiness may affect their value. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are thus subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities—Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche (or tranches) in the sequence, as specified in the prospectus, receives all of the principal payments until that tranche is retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long-maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate mortgage investment conduits (REMICs). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the IRC and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC, or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (i.e., the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, the average life, and the price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities—Hybrid ARMs. A hybrid adjustable rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are thus subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid

ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities—Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to purchase a substantially similar security (but not the same security) in the future at a predetermined price on a predetermined date. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. For accounting purposes, each transaction in a mortgage dollar roll is viewed as a separate purchase and sale of a mortgage-backed security. These transactions may increase a fund’s portfolio turnover rate. The fund receives cash for a mortgage-backed security in the initial transaction and enters into an agreement that requires the fund to purchase a similar mortgage-backed security in the future.

The counterparty with which a fund enters into a mortgage-dollar-roll transaction is obligated to provide the fund with substantially similar securities to purchase as those originally sold by the fund. These securities generally must (1) be issued by the same agency and be part of the same program; (2) have similar original stated maturities; (3) have identical net coupon rates; and (4) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to change a fund’s risk profile.

Mortgage-Backed Securities—Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multiclass mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed, and accordingly, these securities may be deemed “illiquid” and thus subject to a fund’s limitations on investment in illiquid securities.

Mortgage-Backed Securities—To Be Announced (TBA) Securities. A TBA securities transaction, which is a type of forward-commitment transaction, represents an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics for a fixed unit price, with settlement on a scheduled future date, typically within 30 calendar days of the trade date. With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date; however, securities delivered to a purchaser must meet specified criteria, including face value, coupon rate, and maturity, and be within industry-accepted “good delivery” standards.

A fund may sell TBA securities to hedge its portfolio risks or to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. A fund may sell a TBA that it does not hold (short sell) to manage portfolio risks while giving the fund more flexibility. The settlement date of a short TBA is not set, and the positions can be increased or decreased to ensure appropriate hedging ratios for the fund and may be offset by entering into an equal amount of TBA purchases. Proceeds of TBA securities sold are not received until the contractual settlement date.

For TBA purchases, a fund will maintain sufficient liquid assets (e.g., cash or marketable securities) until settlement date in an amount sufficient to meet the purchase price. Unsettled TBA securities are valued by an independent pricing service based on the characteristics of the securities to be delivered or received. A risk associated with TBA transactions is that at settlement, either the buyer fails to pay the agreed price for the securities or the seller fails to deliver the agreed securities. As the value of such unsettled TBA securities is assessed on a daily basis, parties mitigate such risk by, among other things, exchanging collateral as security for performance, performing a credit analysis of the counterparty, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty.

TBA securities transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.

Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, U.S. jurisdictions or territories, and other political subdivisions and by agencies, authorities, and instrumentalities of states and multistate agencies or authorities (collectively, municipalities). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.

Municipal bonds include securities from a variety of sectors, each of which has unique risks, and can be divided into government bonds (i.e., bonds issued to provide funding for governmental projects, such as public roads or schools) and conduit bonds (i.e., bonds issued to provide funding for a third-party permitted to use municipal bond proceeds, such as airports or hospitals). Except as may otherwise be noted, the Funds will not concentrate in any one industry or group of industries; tax-exempt securities issued by states, municipalities, and their political subdivisions are not considered to be part of an industry. However, if a municipal bond’s income is derived from a specific project, the securities will be considered to be from the industry of that project. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds,” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities—Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term municipal bonds give the investor a “put option,” which is the right to sell the security back to the issuer at par (face value) prior to maturity, within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds (see discussion of “Debt Securities—Variable and Floating Rate Securities”).

Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance (which is usually purchased by the bond issuer from a private, nongovernmental insurance company) provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit quality of an insured bond reflects the higher of the credit quality of the insurer, based on its claims-paying ability, or the credit quality of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them are assessed as high credit quality. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal bonds also include tender option bonds, which are municipal bond structured products created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared toward accommodating municipal-issuer short-term cash-flow requirements. These structures include, but are not limited to, general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (BABs). The borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. The BAB program expired on December 31, 2010. BABs outstanding prior to the expiration of the program continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, the federal interest rate subsidy or tax credit has been reduced by the government sequester. Additionally, bonds issued following expiration of the program are not eligible for federal payment or tax credit. In addition to BABs, a fund may invest in other municipal bonds that pay taxable interest.

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being canceled without repayment; repaid only in part; or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or payment obligor or a related entity. Certain issuers are not eligible to file for bankruptcy.

Municipal Bonds—Risks. Municipal bonds are subject to credit risk. The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, size of a particular offering, maturity of the obligation, and credit quality of the issue. Consequently, municipal bonds with the same maturity, coupon, and credit quality may have different yields, while municipal bonds of the same maturity and coupon, but with different credit quality, may have the same yield. It is the responsibility of a fund’s investment management advisor to appraise independently the fundamental quality of bonds held by the fund. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.

Congress, state legislatures, or other governing authorities may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a fund to achieve its respective investment objective. In that event, the fund’s trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is assessed at a credit quality below the minimum investment level permitted by the investment policies of such fund, the fund’s investment advisor, pursuant to oversight from the trustees, will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.

Municipal bonds are subject to interest rate risk, which is the chance that bond prices will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal bonds are subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Some of these investments may generate taxable income, and thus a fund may need to distribute income subject to federal personal income tax or the alternative minimum tax. Call risk is generally high for long-term bonds. Conversely, municipal bonds are also subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bonds.

Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a municipal bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market;

(4)the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with

Rule 18f-4.

If a trading market, in particular options, were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If a fund’s advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.

Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If a fund’s advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor through a wholly owned subsidiary (VCM and/or VPM) may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that the funds enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on

Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies or private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.

Ownership Limitations and Regulatory Relief. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership restrictions and limitations can apply to certain industries (for example, banking, insurance, and utilities), certain issuers (who may, for example, have mechanisms such as poison pills in place to prevent takeovers), or certain transactions, and will also vary significantly in different contexts. A fund can be subject to more than one ownership limitation depending on its holdings, and each ownership limitation can impact multiple securities held by a fund.

Ownership limitations can restrict or impair a fund’s investment activities in a variety of ways. To meet the requirements of a limitation or restriction, a fund may be unable to purchase or directly hold a security the fund would otherwise purchase or hold if the limitation did not apply. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation because the fund cannot buy its desired amount of an impacted security. For actively managed funds, this means a fund may miss an opportunity to invest in an impacted security that the fund’s investment advisor otherwise would invest in if the fund were not subject to an ownership limitation. These types of restrictions could negatively impact a fund’s performance.

When a Vanguard fund is subject to an ownership limitation, Vanguard or the fund typically will seek permission to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date. If this happens, the fund could be required to sell or otherwise dispose of holdings in one or more issuers to comply with limitations. In the event that a regulator revokes relief from ownership limitations for the Vanguard funds and other large fund complexes at the same time, there could be significant negative market impacts in the applicable industries and increased volatility in the share prices of the relevant securities. Sudden loss of ownership limitation relief relating to one or more limited securities could potentially result in wider bid-ask spreads and premium/discounts in ETF shares, and in extreme scenarios, impact the trading of ETF shares.

In order to obtain permission to exceed an ownership limitation, Vanguard may have to agree to certain conditions that will impact its ability to exercise rights on behalf of funds. For example, Vanguard may be required to agree to vote proxies in a certain way for any securities Vanguard funds hold that exceed a particular ownership limitation. Regulatory relief may also depend on the operational independence of certain Vanguard subsidiaries and/or business divisions and applicable regulators’ recognition of such operational independence.

For situations in which the Vanguard funds do not have or are unable to obtain permission to exceed ownership limitations, the Vanguard funds and their advisors have adopted policies designed to allocate ownership of impacted securities across applicable Vanguard products in a manner that is fair and equitable over time in order to minimize the potential conflicts of interest that could arise in making such allocation determinations. These allocation policies could result in certain Vanguard products obtaining zero or reduced direct exposure to one or more impacted securities and/or indirect exposure to impacted securities. In order to obtain indirect exposure, funds may use derivatives (such as total return swaps) or invest in totally held subsidiaries that hold the impacted securities. Both of these ways of obtaining indirect exposure are more costly than owning securities of the issuer directly. Depending on the circumstances, certain Vanguard funds may incur and bear the costs associated with transactions entered into for these purposes that other Vanguard funds do not incur and bear. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.

In addition, there is no guarantee that Vanguard funds will be able to obtain some or all of the derivatives that Vanguard funds want in order to gain indirect exposure to a limited security. This limited availability of derivatives may impact the ability of a fund to meet its investment objective or invest in accordance with its investment strategy, and/or have additional impacts to fund performance. Additionally, funds that use derivatives for indirect exposure are subject to derivatives-related risks.

Ownership limitations and the use of derivatives to address ownership limitations could result in unanticipated tax consequences to a fund that may affect the amount, timing, and character of distributions to shareholders. The taxation of derivatives can be complex and, depending upon the type and amount of derivatives employed by a fund, the tax consequences of using derivatives could be worse than the tax consequences that result from direct exposure to impacted securities.

Ownership limitations are highly complex. It is possible that, despite a fund’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Private Equity. Private equity is equity capital that is not quoted on a public exchange. Acquiring private equity involves making investments directly into private companies or conducting buyouts of public companies that result in a delisting of public equity. Capital for private equity can be used to fund new technologies, expand working capital within an owned company, make acquisitions, or to strengthen a balance sheet. Private equity securities should be regarded as illiquid, as they are not listed on an exchange and generally are not widely transferable. By their nature, investments in privately held companies tend to be riskier than investments in publicly traded companies. Generally, there will be no readily available market for private equity investments and, accordingly, most such investments are difficult to value and can be difficult to exit.

Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.

Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.

The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.

Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. When entering into a repurchase agreement with the Federal Reserve, the collateral received will equal 100% of the value of the repurchase agreement. In addition, a fund’s investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities/Investments (including Private Placements). For the Money Market Portfolio, illiquid securities/investments are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund. For the remaining Funds, illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments,

(7)commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, tax, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests primarily in high-quality, short-term money market instruments.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1⁄3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Tax Matters—Federal Tax Discussion Applicable to Variable Annuity and Variable Life Insurance Contracts. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to the Funds and the insurance company separate accounts investing in the Funds in the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The discussion assumes that the shares of each Fund will be respected as owned by the insurance company separate accounts that invest in such Fund to fund the insurance company’s obligations under a variable life or variable annuity contract. If the IRS were to determine that contract holders have an impermissible level of control over the investments funding their contracts and thus treat the holders as the owners of the shares of a Fund, your contract could lose its favorable tax treatment and income and gain allocable to your contract could be taxable to you currently under the applicable federal income tax rules that may not be described herein. For information concerning the federal income tax consequences to a holder of such a contract, refer to the prospectus for the particular contract. A contract holder should consult his or her tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes. Because insurance company separate accounts and other permitted investors are the only shareholders in the Funds, only certain tax aspects of an investment in the Funds relevant to such shareholders are described herein.

Tax Matters—Federal Tax Treatment of Bonds Issued or Purchased at a Discount. Any investment in zero-coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Tax Matters—Federal Tax Treatment of Derivatives, Foreign Currency, Hedging, and Related Transactions. A Fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the Fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.

Tax Matters—Investments in REITs and Other Mortgage-Related Instruments. If a Fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the Fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the Fund level— under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income. In general, where excess inclusion income is allocated to a life insurance company separate account funding a variable life insurance or variable annuity contract, such income cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding such contracts.

Tax Matters—Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a fund holding the bond and the fund’s basis in the bond.

Tax Matters—Passive Foreign Investment Companies. To the extent that a Fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). Special tax considerations apply with respect to investments by a Fund in certain PFICs. A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a Fund held it. Also, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFICs interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of the Fund’s fiscal year and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income (or loss) each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Distributions from a Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income. Each Fund (other than the Money Market, Short-Term Investment-Grade, Total Bond Market Index, Global Bond Index, and High Yield Bond Portfolios) may invest in PFICs.

Tax Matters—Sale or Exchange of Money Market Fund Shares by Investors. Although the Funds have adopted a floating NAV, each Fund will continue to seek to maintain a stable NAV; however, there can be no guarantee that will do so. Accordingly, in general, shareholders are not expected to incur taxable gains or losses on the sale or exchange of their shares. However, in the event a Fund’s NAV goes above or below $1, and a shareholder sells or exchanges shares at that price, the shareholder may recognize a gain or loss on the sale or exchange of shares. Also, if a Fund’s board or its delegate determines to impose a liquidity fee on redemptions of its shares, a shareholder will generally recognize a loss on the sale or exchange of shares equal to the amount of that fee. Assuming a shareholder holds the shares as a capital asset, any gain or loss recognized on a sale or exchange of shares will be treated as capital in nature.

If the shareholder elects to adopt the NAV method of accounting, rather than compute any gain or loss on every taxable sale or exchange of Fund shares, the shareholder would determine the gain or loss based on the change in the aggregate value of the Fund shares during a computation period (e.g., the shareholder’s taxable year or certain shorter periods), reduced by the net investment (purchases minus taxable sales or exchanges) in those Fund shares during the period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss (including any loss arising from the shareholder’s payment of a liquidity fee on redemption of the shares) would be treated as short-term capital gain or loss. If a shareholder uses the NAV method, the wash sale rules will generally not apply to disallow a loss incurred for a computation period.

Shareholders are permitted to use different methods of accounting for shares of a single Fund that are held in different accounts or for shares of different money market funds held in the same account.

Please consult your tax advisor for more information concerning these rules.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.

Trust Preferred Securities. Trust preferred securities are a type of hybrid security in which a parent company issues subordinated debt to an affiliated special purpose trust, which will in turn issue limited-life preferred securities to investors and common securities to the parent company. Investors will receive distributions of the interest the trust receives on the debt issued by the parent company during the term of the preferred securities. The underlying subordinated debt may be secured or unsecured, and it generally ranks slightly higher in terms of payment priority than both common and preferred securities of the issuer, but below its other debt securities. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions generally are treated as interest rather than dividends for federal income tax purposes and, therefore, are not eligible for the dividends-received deduction available to U.S. corporations for dividends paid by U.S. corporations or the lower federal tax rate applicable to qualified dividends. Trust preferred securities typically have maturities of 30 years or more, may be subject to prepayment by the issuer under certain circumstances, and have periodic fixed or variable interest payments and maturities at face value. In addition, trust preferred securities may allow for deferral of interest payments for up to 5 years or longer. However, during any deferral period, interest will accrue and be taxable for holders of the trust preferred securities. Furthermore, if an issuer of trust preferred securities exercised its right to defer interest payments, the securities would be treated as issued with original issue discount (OID) at that time and all interest on the securities would thereafter be treated as OID as long as the securities remained outstanding. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason, the market may effectively treat trust preferred securities as subordinate corporate debt of the parent company issuer. The risks associated with trust preferred securities typically include those relating to the financial condition of the parent company, as the trust typically has no business operations other than holding the subordinated debt issued by the parent company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. There can be no assurance as to the liquidity of trust preferred securities or the ability of holders of the trust preferred securities to sell their holdings.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Other kinds of warrants exist, including, but not limited to, warrants linked to countries’ economic performance or to commodity prices such as oil prices. These warrants may be subject to risk from fluctuation of underlying assets or indexes, as well as credit risk that the issuer does not pay on the obligations and risk that the data used for warrant payment calculation does not accurately reflect the true underlying commodity price or economic performance.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.

Regulatory restrictions in India. Shares of the International Portfolio have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the International Portfolio shall not be knowingly offered to

(directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the International Portfolio, must satisfy themselves regarding compliance with these requirements.

SHARE PRICE

Each Fund’s share price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares.

However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open). The underlying Vanguard funds in which the Fund-of-Fund Portfolios invest also do not calculate their NAV on days when the NYSE is closed but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1 per share for sales and redemptions. The instruments held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if it sold the instrument. The Fund’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds

½of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling fund instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

The use of amortized cost and the maintenance of the Money Market Portfolio’s net asset value at $1 is based on its election to operate under Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less; maintain a dollar-weighted average life of 120 days or less; purchase only instruments having remaining maturities of 397 days or less; meet applicable daily, weekly, and general liquidity requirements; and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

The Total Bond Market Index Portfolio reserves the right to impose a transaction fee of 0.25% on any purchase that, in the opinion of the advisor, would disrupt efficient management of the Fund. The advisor may impose this transaction fee if an investor’s aggregate purchases into the Fund over a 12-month period exceed, or are expected to exceed, $50 million. The Fund may incur substantial transaction costs in absorbing very large investments, and the fee (paid directly to the Fund) is intended to protect existing shareholders from being unfairly impacted by such costs. The Fund’s advisor will consider several factors in determining whether to apply the fee, including the following:

■The transaction costs of buying securities, determined in part by the availability of securities at that time.

■The offsetting effect of any Fund redemptions occurring at that time.

■The Fund’s then-current rate of growth.

Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.

Redemption of Shares

The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Funds’ board of trustees. Redemptions in-kind may benefit a fund and its shareholders by reducing the need for a fund to maintain significant cash reserves and/or to sell securities held by the fund to meet redemption requests or for other reasons. However, this activity may adversely affect the market value of the securities redeemed in-kind and, consequently, the NAV of the fund. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency;

(2)redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

MANAGEMENT OF THE FUNDS

Vanguard

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds through VCM and/or VPM, each a wholly owned subsidiary of Vanguard established in 2025. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement). In addition, as permitted by the Agreement, a wholly owned subsidiary of Vanguard (VCM and/or VPM) exercises portfolio management and certain investment stewardship responsibilities for certain Vanguard funds pursuant to an intercompany service agreement between Vanguard and such wholly owned subsidiary. These portfolio management and investment stewardship services are provided at cost.

Vanguard was established and operates under the Agreement. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. In rendering investment management services to certain funds through a wholly owned subsidiary (VCM and/or VPM), Vanguard may also use the resources of its foreign wholly owned subsidiaries that are not registered as investment advisers with the SEC, using “participating affiliate arrangements.” Participating affiliate arrangements are arrangements used in reliance on guidance of the staff of the SEC and recognized by the SEC that allow a US-registered investment adviser to use investment management resources of unregistered affiliates, subject to the regulatory supervision of the registered adviser. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Pursuant to an agreement between Vanguard and JPMorgan Chase Bank N.A. (JPMorgan), JPMorgan provides services for the Conservative Allocation Portfolio, Moderate Allocation Portfolio, Equity Index Portfolio, Mid-Cap Index Portfolio, Real Estate Index Portfolio, Total Stock Market Index Portfolio, Total International Stock Market Index Portfolio, and Global Bond Index Portfolio. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to JPMorgan under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended December 2023, 2024, and 2025, JPMorgan had received fees from the Funds for administrative services rendered as shown in the table below.

Pursuant to an agreement between Vanguard and State Street Bank and Trust Company (State Street), State Street provides services for the Balanced Portfolio, Capital Growth Portfolio, Diversified Value Portfolio, Equity Income Portfolio, Growth Portfolio, High Yield Bond Portfolio, International Portfolio, Money Market Portfolio, Short-Term Investment-Grade Portfolio, Small Company Growth Portfolio, and Total Bond Market Index Portfolio. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to State Street under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended December 31, 2023, 2024, and 2025, State Street had received fees from the Funds for administrative services rendered as shown in the table below.

Portfolio	2023	2024	2025
Balanced Portfolio	$21,500.04	$21,062.47	$20,749.92
Capital Growth Portfolio	21,500.04	21,062.47	20,749.92
Conservative Allocation Portfolio	16,999.92	16,833.28	17,499.96
Diversified Value Portfolio	21,500.04	21,062.47	20,749.92
Equity Income Portfolio	21,500.04	21,062.47	20,749.92
Equity Index Portfolio	16,999.92	16,833.28	17,499.96
Global Bond Portfolio	16,999.92	16,833.28	17,499.96
Growth Portfolio	21,500.04	21,062.47	20,749.92
High Yield Bond Portfolio	21,500.04	21,062.47	20,749.92
International Portfolio	21,500.04	21,062.47	20,749.92
Mid-Cap Index Portfolio	16,999.92	16,833.28	17,499.96
Moderate Allocation Portfolio	16,999.92	16,833.28	17,499.96
Money Market Portfolio	31,500.00	31,062.43	24,916.57
Real Estate Index Portfolio	16,999.92	16,833.28	17,499.96
Short-Term Investment-Grade Portfolio	21,500.04	21,062.47	20,749.92
Small Company Growth Portfolio	21,500.04	21,062.47	20,749.92
Total Bond Market Index Portfolio	21,500.04	21,062.47	26,583.23
Total International Stock Index Portfolio	16,999.92	16,833.28	17,499.96
Total Stock Market Index Portfolio	16,999.92	16,833.28	17,499.96

The funds’ officers are also employees of Vanguard.

Vanguard (including VCM and VPM), Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

For all Funds except the Fund-of-Fund Portfolios. Vanguard provides corporate management, administrative, and distribution services. The Agreement provides that each Fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each Fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund’s relative net assets and its contribution to Vanguard’s capital.

As of December 31, 2025, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution	Fund’s Average	Vanguard’s
Vanguard Fund	to Vanguard	Net Assets	Capitalization
Balanced Portfolio	$ 91,000	Less than 0.01%	0.04%
Capital Growth Portfolio	56,000	Less than 0.01%	0.02
Diversified Value Portfolio	33,000	Less than 0.01%	0.01
Equity Income Portfolio	56,000	Less than 0.01%	0.02
Equity Index Portfolio	314,000	Less than 0.01%	0.13

	Capital	Percentage of	Percent of
	Contribution	Fund’s Average	Vanguard’s
Vanguard Fund	to Vanguard	Net Assets	Capitalization
Growth Portfolio	43,000	Less than 0.01%	0.02
High Yield Bond Portfolio	19,000	Less than 0.01%	0.01
International Portfolio	78,000	Less than 0.01%	0.03
Mid-Cap Index Portfolio	77,000	Less than 0.01%	0.03
Money Market Portfolio	33,000	Less than 0.01%	0.01
Real Estate Index Portfolio	26,000	Less than 0.01%	0.01
Short-Term Investment-Grade Portfolio	60,000	Less than 0.01%	0.02
Small Company Growth Portfolio	36,000	Less than 0.01%	0.01
Total Bond Market Index Portfolio	122,000	Less than 0.01%	0.05

For the Fund-of-Fund Portfolios. The Agreement provides that each Fund will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, each Fund will bear its own direct expenses, such as legal, auditing, and custodial fees. In addition, the Agreement further provides that each Fund’s direct expenses may be offset by (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation. Accordingly, all expenses for services provided by Vanguard to the Funds and all other expenses incurred by the Funds are expected to be borne by the underlying funds. Each Fund’s shareholders bear the fees and expenses associated with the Fund’s investments in the underlying funds.

As of December 31, 2025, the Acquired Fund Fees and Expenses of each Fund were as follows: 0.09% for the Total International Stock Market Index Portfolio, 0.12% for the Conservative Allocation Portfolio and for the Moderate Allocation Portfolio, 0.13% for the Global Bond Index Portfolio and for the Total Stock Market Index Portfolio.

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, (7) review and evaluation of advisory and other services provided to the funds by third parties, and (8) such other services necessary to operate the funds at the lowest reasonable cost in accordance with the Agreement.

Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:

■Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.

■Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.

■Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.

■Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.

■Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.

VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are incurred by Funds (other than the Fund-of-Fund Portfolios). Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended December 31, 2023, 2024, and 2025, and are presented as a percentage of each Fund’s average month-end net assets.

	Annual Shared Fund Operating Expenses
	(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2023	2024	2025
Balanced Portfolio
Management and Administrative Expenses	0.15%	0.15%	0.15%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01
Capital Growth Portfolio
Management and Administrative Expenses	0.18%	0.18%	0.18%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Diversified Value Portfolio
Management and Administrative Expenses	0.15%	0.15%	0.14%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Equity Income Portfolio
Management and Administrative Expenses	0.21%	0.21%	0.21%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01
Equity Index Portfolio
Management and Administrative Expenses	0.13%	0.13%	0.13%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Growth Portfolio
Management and Administrative Expenses	0.24%	0.24%	0.24%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
High Yield Bond Portfolio
Management and Administrative Expenses	0.18%	0.18%	0.17%
Marketing and Distribution Expenses	0.01	0.01	0.01
International Portfolio
Management and Administrative Expenses	0.18%	0.18%	0.18%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Mid-Cap Index Portfolio
Management and Administrative Expenses	0.16%	0.16%	0.16%
Marketing and Distribution Expenses	0.01	Less than 0.01	0.01
Money Market Portfolio
Management and Administrative Expenses	0.13%	0.12%	0.12%
Marketing and Distribution Expenses	0.01	0.01	0.01
Real Estate Index Portfolio
Management and Administrative Expenses	0.24%	0.24%	0.24%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01

	Annual Shared Fund Operating Expenses
	(Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2023	2024	2025
Short-Term Investment-Grade Portfolio
Management and Administrative Expenses	0.11%	0.12%	0.11%
Marketing and Distribution Expenses	0.01	0.01	0.01
Small Company Growth Portfolio
Management and Administrative Expenses	0.19%	0.20%	0.19%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Total Bond Market Index Portfolio
Management and Administrative Expenses	0.12%	0.13%	0.13%
Marketing and Distribution Expenses	0.01	0.01	0.01

The Balanced, Equity Income, and Growth Portfolios’ investment advisors may direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to each Fund part of the commissions generated. Such rebates are used solely to reduce each Fund’s management and administrative expenses and are not reflected in these totals.

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The Audit and Risk Committee of the board, which is composed of Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, Mark Loughridge, and Barbara Venneman, each of whom is an independent trustee, oversees the management of financial risks and controls and enterprise-wide risk management. The Audit and Risk Committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The committee also serves as a channel of communication between risk management personnel and the board with respect to enterprise-wide risk management. Vanguard’s head of internal audit reports directly to the Audit and Risk Committee. The committee receives reports in writing and in person on a regular basis from Vanguard’s head of internal audit and Vanguard’s chief risk officer. Although the Audit and Risk Committee is responsible for overseeing the management of financial risks and controls and enterprise-wide risk management, the entire board is regularly informed of these risks through the committee’s reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee
Salim Ramji1	Chief Executive	CEO and	Chief executive officer and president of each of the	240
(1970)	Officer and	President since	investment companies served by Vanguard
	President	July 2024;	(2024–present). Chief executive officer and director of
		Trustee since	Vanguard (2024–present). Global head of iShares and
		February 2025	of index investing of BlackRock (2019–2024) and
member of iShares fund board (2019–2024). Head of
U.S. Wealth Advisory of BlackRock (2015–2019).
Member of the international leadership council of the
University of Toronto.
David Hunt2	Trustee	February 2026	Chairman (January–July 2025) and president and	240
(1961)			chief executive officer (2011–2025) of PGIM, Inc.
(investment firm). Managing director (2008–present)
of Pointe Mecox Capital, LLC (investment firm).
Member of the board of Sportime Holdings (recreation
management company).
Kenneth Jacobs3	Trustee	February 2026	Senior chairman of the board (2025–present),	240
(1958)			executive chairman (2023–2024), and chairman and
chief executive officer (2009–2023) of Lazard, Inc.
(financial advisory and asset management firm). Vice
chair of the board of the University of Chicago, vice
chair of the board of The Brookings Institution
(nonpartisan public policy research), and member of
the board of the Partnership for New York City
(organization of New York City businesses).

1 Mr. Ramji is considered an “interested person” as defined in the 1940 Act because he is an officer of the Funds.

2 Mr. Hunt is considered an “interested person” (as defined in the 1940 Act) of each series offered by Vanguard World Fund because of the roles he previously held with Jennison Associates LLC (Jennison) and its related entities, PGIM, Inc. and Prudential Financial, Inc. (Prudential) and his ownership of Prudential securities. Jennison provides investment advisory services for a portion of Vanguard U.S. Growth Fund, a series of Vanguard World Fund. For Vanguard Trusts other than Vanguard World Fund, Mr. Hunt is considered an independent trustee as defined in the 1940 Act.

3 Mr. Jacobs is considered an “interested person” (as defined in the 1940 Act) of the Vanguard funds given his relationship with Lazard, Inc. (Lazard) and the professional services provided to Vanguard by Lazard-affiliated entities.

Independent Trustees
Tara Bunch	Trustee	November 2021	Head of global operations at Airbnb (2020–present).	240
(1962)			Vice president of AppleCare (2012–2020). Member of
			the boards of the University of California, Berkeley

School of Engineering, and Santa Clara University’s

School of Business.

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Mark Loughridge	Independent	March 2012	Senior vice president and chief financial officer (retired	240
(1953)	Chair		2013) of IBM (information technology services).
			Fiduciary member of IBM’s Retirement Plan
			Committee (2004–2013), senior vice president and
			general manager (2002–2004) of IBM Global
			Financing, and vice president and controller
			(1998–2002) of IBM. Member of the Council on
			Chicago Booth.
Scott C. Malpass	Trustee	March 2012	Co-founder and managing partner (2022–present) of	240
(1962)			Grafton Street Partners (investment advisory firm).
			Chief investment officer and vice president of the
			University of Notre Dame (retired 2020). Chair of the
			board of Catholic Investment Services, Inc.
			(investment advisor). Member of the board of directors
			of Paxos Trust Company (finance).
John Murphy	Trustee	February 2025	President (2022–present), chief financial officer	240
(1962)			(2019–present), and president of the Asia Pacific
			group (2016–2018) of The Coca-Cola Company
			(TCCC). Member of the board of directors of
			Mexico-based Coca-Cola FEMSA (beverage bottler
			company); The Coca-Cola Foundation (TCCC’s
			philanthropic arm); and Engage (innovation and
			corporate venture platform supporting startups).
			Member of the board of trustees of the Woodruff Arts
			Center.
Lubos Pastor	Trustee	January 2024	Charles P. McQuaid Distinguished Service Professor	240
(1974)			of Finance (2023–present) at the University of
			Chicago Booth School of Business; Charles P.
			McQuaid Professor of Finance at the University of
			Chicago Booth School of Business (2009–2023).
			Managing director (2024–present) of Andersen
			(professional services) and a member of the Advisory
			Board of the Andersen Institute for Finance and
			Economics. Member of the board of the Fama-Miller
			Center for Research in Finance. Research associate
			at the National Bureau of Economic Research.
Rebecca Patterson	Trustee	February 2025	Chief investment strategist at Bridgewater Associates	240
(1968)			LP (2020–2023). Chief investment officer at Bessemer
			Trust (2012–2019). Member of the Council on Foreign
			Relations and the Economic Club of New York. Chair
			of the Board of Directors of the Council for Economic
			Education. Member of the Board of the University of
			Florida Investment Corporation.
André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking,	240
(1952)			Emeritus at the Harvard Business School (retired
			2011). Chief investment officer and partner of
			HighVista Strategies LLC (private investment firm).
			Board member of RIT Capital Partners (investment
			firm).
Sarah Bloom Raskin	Trustee	January 2018	Deputy secretary (2014–2017) of the U.S. Department	240
(1961)			of the Treasury. Governor (2010–2014) of the Federal
			Reserve Board. Commissioner (2007–2010) of
			financial regulation for the State of Maryland. Colin W.
			Brown Distinguished Professor of the Practice, Duke
			Law School (2021–present); Rubenstein fellow, Duke

University (2017–2020); distinguished fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and senior fellow, Duke Center on Risk (2020–present).

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Grant Reid	Trustee	July 2023	Senior operating partner (2023–present) of CVC	240
(1959)			Capital (alternative investment manager). Chief
			executive officer and president (2014–2022) and
			member of the board of directors (2015–2022) of
			Mars, Incorporated (multinational manufacturer).
			Member of the board of directors of Marriott
			International, Inc.
David Thomas	Trustee	July 2021	President Emeritus of Morehouse College	240
(1956)			(2018–2025). Professor of Business Administration,
			Emeritus at Harvard University (2017–2018) and dean
			(2011–2016) and professor of management at
			Georgetown University, McDonough School of
			Business (2016–2017). Director of DTE Energy
			Company. Trustee of Commonfund.
Barbara Venneman	Trustee	February 2025	Global head of Deloitte Digital (retired 2024) and	240
(1964)			member of the Deloitte Global Consulting Executive
			Committee (retired 2024) at Deloitte Consulting LLP.
Peter F. Volanakis	Trustee	July 2009	President and chief operating officer (retired 2010) of	240
(1955)			Corning Incorporated (communications equipment)
			and director of Corning Incorporated (2000–2010) and
			Dow Corning (2001–2010). Overseer of the Amos
			Tuck School of Business Administration, Dartmouth
			College (2001–2013). Member of the BMW Group
			Mobility Council.
Executive Officers
Jacqueline Angell	Chief	November 2022	Principal of Vanguard. Chief compliance officer	240
(1974)	Compliance		(2022–present) of Vanguard and of each of the
	Officer		investment companies served by Vanguard. Chief
			compliance officer (2018–2022) and deputy chief
			compliance officer (2017–2019) of State Street.
John Bendl	Finance Director	July 2025	Finance director (July 2025–present) of each of the	240
(1970)			investment companies served by Vanguard. Managing
			director (July 2025–present) of Vanguard. Chief
			financial officer (July 2025–present) of Vanguard.
			Senior Vice President and Director (July
			2025–present) of Vanguard Marketing Corporation.
			Head of Financial Planning and Analysis and
			Enterprise Strategic Services (2024–2025) of
			Vanguard. Divisional chief financial officer of
			Vanguard’s International division (2021–2024). Chief
			financial officer (2019–2021) of each of the investment
			companies served by Vanguard. Chief accounting
			officer, treasurer, and controller (2017–2019) of
			Vanguard. Partner (2003–2016) at KPMG (audit, tax,
			and advisory services).
Glenn Booraem	Investment	January 2026	Principal of Vanguard. Investment stewardship officer	240
(1967)	Stewardship		of each of the investment companies served by
	Officer		Vanguard (2026–present). Head of Investment
			Stewardship Research & Policy (2024–2026) at
			Vanguard. Investment stewardship officer
			(2017–2020), treasurer (2015–2017), and controller
			(2010–2015) of each of the investment companies
			served by Vanguard.
Christine Buchanan	Chief Financial	November 2017	Principal of Vanguard. Chief financial officer	240
(1970)	Officer		(2021–present) and treasurer (2017–2021) of each of
			the investment companies served by Vanguard.

Partner (2005–2017) at KPMG (audit, tax, and advisory services).

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Carolyn Cross	Investment	January 2026	Principal of Vanguard. Investment stewardship officer	240
(1983)	Stewardship		of each of the investment companies served by
	Officer		Vanguard (2026–present). Co-head of Investment
			Stewardship Americas (2021–2026) and Senior
			Manager of Investment Methodology in Personal
			Advisor Services (2019–2021) at Vanguard.
Gregory Davis	Vice President	July 2024	Vice president of each of the investment companies	240
(1970)			served by Vanguard (2024–present). President
			(2024–present) and director (2024–present) of
			Vanguard. Chief investment officer (2017–present) of
			Vanguard. Principal (2014–present) and head of the
			Fixed Income Group (2014–2017) of Vanguard.
			Asia-Pacific chief investment officer (2013–2014) and
			director of Vanguard Investments Australia, Ltd.
			(2013–2014). Member of the Treasury Borrowing
			Advisory Committee of the U.S. Department of the
			Treasury. Member of the investment advisory
			committee on Financial Markets for the Federal
			Reserve Bank of New York. Vice chairman of the
			board of the Children’s Hospital of Philadelphia.
Ashley Grim	Treasurer	February 2022	Treasurer (2022–present) of each of the investment	240
(1984)			companies served by Vanguard. Fund transfer agent
			controller (2019–2022) and director of Audit Services
			(2017–2019) at Vanguard. Senior manager
			(2015–2017) at PricewaterhouseCoopers (audit and
			assurance, consulting, and tax services).
Natalie Lamarque	Secretary	September 2025	Chief Legal Officer of Vanguard (September	240
(1976)			2025–present). Secretary (September 2025–present)
			of Vanguard and each of the investment companies
			served by Vanguard. Managing director (September
			2025–present) of Vanguard. General Counsel and
			Secretary (2022–2025) at Principal Financial Group.
			General Counsel (2020–2022) and Deputy General
			Counsel (2019–2020) at New York Life Insurance
			Company. Member of the board of visitors for Duke
			University School of Law. Member of the board of
			trustees for City Year New York. Member of the
			advisory board for New York University School of Law,
			Program on Corporate Compliance and Enforcement.
Jodi Miller	Finance Director	September 2022	Principal of Vanguard. Finance director	240
(1980)			(2022–present) of each of the investment companies
			served by Vanguard. Head of Enterprise Investment
			Services (2020–present), head of Retail Client
			Services & Operations (2020–2022), and head of
			Retail Strategic Support (2018–2020) at Vanguard.
Matt Piro	Manager	July 2025	Principal of Vanguard. Manager oversight officer (July	240
(1980)	Oversight Officer		2025–present) of each of the investment companies
			served by Vanguard. Global head of Oversight &
			Manager Search (2022–present) of Vanguard. Global
			head of ESG product (2017–2021) of Vanguard. Head
			of product – Europe (2017–2021) of Vanguard. Senior
			investment director of Oversight & Manager Search
			(2012–2017) of Vanguard.

Mr. Hunt is independent for each Vanguard Trust other than the Vanguard World Fund Trust. With the exception of Mr. Ramji and Mr. Jacobs, all of the other trustees are independent. The trustees designate a chair of the board. Mr.

Loughridge, an independent trustee, serves as chair. The independent chair is a spokesperson and principal point of contact for the trustees, including the independent trustees, and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the independent trustees, developing the agenda of each board meeting together with the chief executive officer, and chairing the meetings of the trustees.

Board Committees: The Trust’s board has the following committees:

■Audit and Risk Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, the independent audits of each fund, and enterprise-wide risk management. Ms. Raskin and Mr. Volanakis co-chair the committee. The following independent trustees serve as members of the committee: Ms. Bunch, Mr. Loughridge, and Ms. Venneman. The committee held five meetings during the Trust’s fiscal year ended December 31, 2025.

■Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. Mr. Reid chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Murphy, and Ms. Patterson. The committee held one meeting during the Trust’s fiscal year ended December 31, 2025.

■Executive Committee (formerly Independent Governance Committee): This committee assists the board in fulfilling its responsibilities and is empowered, when exigent circumstances require, to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. Mr. Loughridge chairs the committee. The following trustees serve as members of the committee: Mr. Jacobs, Mr. Pastor, Mr. Perold, Mr. Ramji, Ms. Raskin, and Mr. Volanakis. The committee held one meeting during the Trust’s fiscal year ended

December 31, 2025.

■Investment Committees: These committees oversee the investment advisors to the funds. The committees are responsible for: approving the funds’ investment advisory agreements and allocation of assets among advisors, overseeing the funds’ proxy voting, and approving policies used to vote fund proxies. Mr. Pastor and Mr. Malpass each chair one of the committees and each trustee serves on at least one of the two investment committees, with each committee comprised of a majority of the funds’ independent trustees. Each investment committee held six meetings during the Trust’s fiscal year ended December 31, 2025.

■Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. Ms. Bunch chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman. The committee held three meetings during the Trust’s fiscal year ended December 31, 2025.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Ms. Bunch, chair of the committee.

Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds. The trustees and officers of the Global Bond Index, Total International Stock Market Index, Conservative Allocation, Moderate Allocation, and Total Stock Market Index Portfolios will receive no remuneration directly from the Funds. However, the Funds’ underlying funds pay their proportionate share of the trustees’ compensation and the officers’ salaries and benefits.

Independent and Non-Executive Interested Trustees. The funds compensate their independent trustees and non-executive interested trustees in two ways:

■The trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

■The trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

“Interested” Executive Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation by the Funds for each trustee. In addition, the table shows the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD VARIABLE INSURANCE FUNDS

TRUSTEES’ COMPENSATION TABLE

	Aggregate	Total Compensation
	Compensation From	From All Vanguard
Trustee	the Funds1	Funds Paid to Trustees2
Salim Ramji3	—	—
David Hunt4	—	—
Kenneth Jacobs5	—	—
Tara Bunch	$2,039	$415,000
Emerson U. Fullwood6	434	88,333
F. Joseph Loughrey7	483	98,333
Mark Loughridge	2,580	525,000
Scott C. Malpass	1,916	390,000
John Murphy8	1,712	380,000
Lubos Pastor	1,916	390,000
Rebecca Patterson9	1,724	350,833
André F. Perold	1,904	387,500
Sarah Bloom Raskin	2,039	415,000
Grant Reid	1,916	390,000
David Thomas	1,867	380,000
Barbara Venneman10	1,724	350,833
Peter F. Volanakis	2,039	415,000

1 The amounts shown in this column are based on the Trust’s fiscal year ended December 31, 2025. Each Fund within the Trust (except for funds of funds) is responsible for a proportionate share of these amounts.

2The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 228 Vanguard funds for the 2025 calendar year and include any amount a trustee has elected to defer. During the 2025 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $415,000; Mr. Perold, $387,500; Ms. Raskin, $207,500; Mr. Reid, $390,000; and Dr. Thomas, $190,000.

3Mr. Ramji became a member of the Funds’ board effective February 26, 2025.

4 Mr. Hunt became a member of the Funds’ board effective February 24, 2026.

5 Mr. Jacobs became a member of the Funds’ board effective February 24, 2026.

6 Mr. Fullwood retired from the Funds’ board effective February 26, 2025.

7 Mr. Loughrey retired from the Funds’ board effective February 26, 2025.

8 Mr. Murphy became a member of the Funds’ board effective February 26, 2025.

9 Ms. Patterson became a member of the Funds’ board effective February 26, 2025. 10 Ms. Venneman became a member of the Funds’ board effective February 26, 2025.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The Funds are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the trustees cannot directly own shares of the Funds. However, the trustees may own shares of the Funds through an insurance contract or policy offered by one of the participating insurance companies. The following table shows each trustee’s investment in the Vanguard Variable Insurance Funds and each trustee’s ownership of shares of all Vanguard funds served by the trustee as of December 31, 2025.

VANGUARD VARIABLE INSURANCE FUNDS

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Balanced Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Capital Growth Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Conservative Allocation Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Diversified Value Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Equity Income Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Equity Index Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Global Bond Index Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Growth Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
High Yield Bond Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	Over $100,000	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
International Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Mid-Cap Index Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Moderate Allocation Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Money Market Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Real Estate Index Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Short-Term Investment-Grade Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Small Company Growth Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Total Bond Market Index Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
Total International Stock Market Index Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

		Dollar Range of	Aggregate Dollar Range
		Fund Shares	of Vanguard Fund Shares
Vanguard Fund	Trustee	Owned by Trustee	Owned by Trustee
Total Stock Market Index Portfolio	Salim Ramji	—	Over $100,000
	David Hunt	—	Over $100,000
	Kenneth Jacobs	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of March 31, 2026, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2026, the following owned of record 5% or more of the outstanding shares of each Fund other than ETF Shares:

		Percentage
Vanguard Fund	Owner	of Ownership
Balanced Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	59.40%
	Nationwide Financial Services Inc., Jefferson National Life	7.20%
	Insurance Company, Columbus, OH
	American Fidelity Assurance Company, Oklahoma City, OK	5.89%
Capital Growth Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	46.08%
	American Fidelity Assurance Company, Oklahoma City, OK	10.81%
Conservative Allocation Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	65.35%
	Nationwide Financial Services Inc., Jefferson National Life	9.27%
	Insurance Company, Columbus, OH
	Transamerica Financial Life Insurance Company, Cedar	5.35%
	Rapids, IA
	Transamerica Life Insurance Company, Cedar Rapids, IA	5.11%
Diversified Value Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	40.20%
	Mutual of America Mid Atlantic Trust Company, Pittsburgh,	21.62%
	PA
	Nationwide Insurance Company, Nationwide Life and Annuity	7.12%
	Insurance Company, Columbus, OH
	Nationwide Financial Services Inc., Jefferson National Life	5.32%
	Insurance Company, Columbus, OH
Equity Income Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	41.11%
	Nationwide Financial Services Inc., Jefferson National Life	13.93%
	Insurance Company, Columbus, OH
	Nationwide Insurance Company, Columbus, OH	8.93%
Equity Index Portfolio	Vanguard Variable Insurance Fund - Moderate Allocation	44.69%
	Portfolio, Valley Forge, PA
	Transamerica Life Insurance Company, Cedar Rapids, IA	18.95%

		Percentage
Vanguard Fund	Owner	of Ownership
Global Bond Index Portfolio	Lincoln Life & Annuity Company of New York, Fort Wayne, IN	33.38%
	Nationwide Insurance Company, Columbus, OH	20.38%
	Transamerica Life Insurance Company, Cedar Rapids, IA	19.83%
	Transamerica Life Insurance Company, Cedar Rapids, IA	5.76%
Growth Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	56.70%
	Nationwide Financial Services Inc., Jefferson National Life	14.11%
	Insurance Company, Columbus, OH
	Transamerica Financial Life Insurance Company, Cedar	5.38%
	Rapids, IA
High Yield Bond Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	29.56%
	Metropolitan Tower Life Insurance Company, Tampa, FL	12.85%
	Nationwide Financial Services Inc., Jefferson National Life	9.66%
	Insurance Company, Columbus, OH
	JPMorgan Chase Bank, N.A., FBO Teachers Insurance and	8.06%
	Annuity Association of America, Charlotte, NC
	Nationwide Insurance Company, Columbus, OH	5.59%
International Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	29.55%
	Mutual of America Mid Atlantic Trust Company, Pittsburgh,	11.05%
	PA
	Prudential Insurance Company of America, Newark, NJ	8.98%
	Nationwide Insurance Company, Nationwide Life and Annuity	7.17%
	Insurance Company, Columbus, OH
	Nationwide Financial Services Inc., Jefferson National Life	6.51%
	Insurance Company, Columbus, OH
	Talcott Resolution Life Insurance Company, Hartford, CT	6.47%
Mid-Cap Index Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	25.20%
	Nationwide Insurance Company, Columbus, OH	9.21%
	Nationwide Financial Services Inc., Jefferson National Life	7.95%
	Insurance Company, Columbus, OH
	Principal Life Insurance Company, Des Moines, IA	5.78%
	Lincoln Life & Annuity Company of New York, Fort Wayne, IN	5.72%
Moderate Allocation Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	63.87%
	Nationwide Financial Services Inc., Jefferson National Life	8.90%
	Insurance Company, Columbus, OH
	Transamerica Life Insurance Company, Cedar Rapids, IA	5.62%
	Transamerica Financial Life Insurance Company, Cedar	5.00%
	Rapids, IA
Money Market Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	80.77%
	Transamerica Financial Life Insurance Company, Cedar	5.85%
	Rapids, IA
	Transamerica Life Insurance Company, Cedar Rapids, IA	5.05%
Real Estate Index Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	31.34%
	Nationwide Financial Services Inc., Jefferson National Life	10.62%
	Insurance Company, Columbus, OH
	Nationwide Insurance Company, Columbus, OH	8.50%
	Mutual of America Mid Atlantic Trust Company, Pittsburgh,	6.22%
	PA
	Talcott Resolution Life Insurance Company, Hartford, CT	6.08%
	Lincoln Life & Annuity Company of New York, Fort Wayne, IN	5.58%
Short-Term Investment-Grade Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	28.07%
	Nationwide Insurance Company, Nationwide Life and Annuity	21.11%
	Insurance Company, Columbus, OH
	Nationwide Financial Services Inc., Jefferson National Life	16.24%
	Insurance Company, Columbus, OH

		Percentage
Vanguard Fund	Owner	of Ownership
Small Company Growth Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	48.47%
	Nationwide Insurance Company, Columbus, OH	12.15%
Total Bond Market Index Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	20.94%
	Vanguard Variable Insurance Fund - Moderate Allocation	16.60%
	Portfolio, Valley Forge, PA
	Nationwide Financial Services Inc., Jefferson National Life	16.49%
	Insurance Company, Columbus, OH
	Nationwide Insurance Company, Columbus, OH	10.66%
	JPMorgan Chase Bank, N.A., FBO Teachers Insurance and	6.82%
	Annuity Association of America, Charlotte, NC
Total International Stock Market Index Portfolio	Nationwide Insurance Company, Nationwide Life and Annuity	14.44%
	Insurance Company, Columbus, OH
	Transamerica Life Insurance Company, Cedar Rapids, IA	14.24%
	Nationwide Financial Services Inc., Jefferson National Life	10.64%
	Insurance Company, Columbus, OH
	Lincoln Life & Annuity Company of New York, Fort Wayne, IN	10.28%
	Transamerica Life Insurance Company, Cedar Rapids, IA	9.42%
	Nationwide Insurance Company, Columbus, OH	6.24%
	MML Bay State Life Insurance Company, Springfield, MA	5.96%
Total Stock Market Index Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	31.10%
	Nationwide Financial Services Inc., Jefferson National Life	11.46%
	Insurance Company, Columbus, OH
	American Fidelity Assurance Company, Oklahoma City, OK	7.75%
	Transamerica Life Insurance Company, Cedar Rapids, IA	5.73%

A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of March 31, 2026, the following held of record 25% or more of the voting shares:

		Percentage
Vanguard Fund	Owner	of Ownership
Balanced Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	59.40%
Capital Growth Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	46.08%
Conservative Allocation Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	65.35%
Diversified Value Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	40.20%
Equity Income Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	41.11%
Equity Index Portfolio	Vanguard Variable Insurance Fund - Moderate Allocation	44.69%
	Portfolio, Valley Forge, PA
Global Bond Index Portfolio	Lincoln Life & Annuity Company of New York, Fort Wayne, IN	33.38%
Growth Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	56.70%
High Yield Bond Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	29.56%
International Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	29.55%
Mid-Cap Index Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	25.20%
Moderate Allocation Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	63.87%
Money Market Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	80.77%
Real Estate Index Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	31.34%
Short-Term Investment-Grade Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	28.07%
Small Company Growth Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	48.47%
Total Stock Market Index Portfolio	Transamerica Life Insurance Company, Cedar Rapids, IA	31.10%

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures.1 Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.

Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Complete Portfolio Holdings

Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Each Vanguard fund relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs) generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund, other than those Vanguard index funds relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs), generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.

Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Vanguard Variable Insurance Funds will also disclose the complete portfolio holdings of each Fund on our website for Financial Advisors at advisors.vanguard.com.

1Any disclosure of portfolio holdings will be subject to, and consistent with, the Information Barrier Policy.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, VCM, and VPM (each, an Advisor and collectively, the Advisors), for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, VCM, VPM, other Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Confluence Technology Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Institutional Shareholder Services, Inc.; Intellicor, LLC; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Morningstar, Inc.; Phoenix Lithographing Corporation; Pirium Systems Limited; Reuters America Inc.;

R.R.Donnelley, Inc.; Schvey, Inc. d/b/a Axoni; SimCorp USA Inc.; State Street Bank and Trust Company; Stonewain Systems Inc.; and Trade Informatics LLC.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, the Information Barrier Policy, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, and/or the Information Barrier Policy; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, VCM, VPM, other Vanguard subsidiaries, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by the Advisors, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. Any disclosure of portfolio holdings to Vanguard Affiliates will be subject to, and consistent with, the Information Barrier Policy.

Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets

An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of the Advisors is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by the Advisors to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Disclosure of Portfolio Holdings to Enable Insurance Company Compliance with Federal Income Tax Requirements or Other Applicable Law

Vanguard may disclose the complete portfolio holdings of a Portfolio of Vanguard Variable Insurance Fund (VVIF Portfolio) at times it deems necessary and appropriate to any insurance company that invests in the VVIF Portfolio and requests such information for the legitimate business purpose of enabling the insurance company to determine its compliance with federal income tax requirements or other applicable laws, rules, and regulations. Disclosure is conditioned on the insurance company being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency of disclosure to an insurance company varies and may be as frequent as quarterly, with no lag. Disclosure must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of the complete portfolio holdings of a VVIF Portfolio to an insurance company as previously described may also include a list of the other investment positions that make up the Portfolio, such as cash investments and derivatives.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department, Oversight and Manager Search team, or Office of the General Counsel, or the equity trading units within VCM or VPM.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by the Advisors, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust currently uses the following investment advisors:

■Aristotle Capital Management, LLC (Aristotle Capital) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.

■ArrowMark Colorado Holdings, LLC (ArrowMark Partners) provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio.

■Baillie Gifford Overseas Ltd. (Baillie Gifford) provides investment advisory services for a portion of the assets in the International Portfolio.

■Harris Associates, L.P. (Harris) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.

■Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.

■PRIMECAP Management Company (PRIMECAP) provides investment advisory services to the Capital Growth Portfolio.

■Schroder Investment Management North America Inc. (Schroders) provides investment advisory services for a portion of the assets in the International Portfolio. Schroder Investment Management North America Limited serves as the sub-advisor for the Schroders portion of the International Portfolio.

■Wellington Management Company LLP (Wellington Management) provides investment advisory services to the Growth and Balanced Portfolios, and for a portion of the assets in the Equity Income and High Yield Bond Portfolios.

■Vanguard provides investment advisory services to the Conservative Allocation, Moderate Allocation, Equity Index, Global Bond Index, Money Market, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios and a portion of the High Yield Bond Portfolio through its wholly owned subsidiary, VCM.

■Vanguard provides investment advisory services to the Mid-Cap Index and Real Estate Index Portfolios and a portion of the Equity Income and Small Company Growth Portfolios through its wholly owned subsidiary, VPM.

Lazard Asset Management LLC provided investment advisory services for a portion of the Diversified Value Portfolio from 2019 until December 2025.

Independent Third-Party Advisors

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, the board of trustees of each fund hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arm’s length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation, the nature, extent, and quality of the services provided; investment performance; and the fair market value of the services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fee paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address the potential for conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest are summarized by the advisory firm in the following sections for the fiscal year ended December 31, 2025.

A fund is a party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the fund’s assets that the fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the fund’s investment program for its portion of the fund’s assets. Hereafter, each portion is referred to as the advisor’s Portfolio. Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Oversight and Manager Search team and the officers and trustees of the fund. Vanguard’s Oversight and Manager Search team is responsible for recommending changes in a fund’s advisory arrangements to the fund’s board of trustees, including changes in the amount of assets allocated to each advisor and recommendations to hire, terminate, or replace an advisor.

I. Capital Growth Portfolio

PRIMECAP Management Company (PRIMECAP), 177 East Colorado Blvd., 11th Floor, Pasadena, CA 91105, is an investment advisory firm founded in 1983. PRIMECAP also provides investment advisory services to endowment funds, employee benefit plans, mutual funds, foundations, and other institutional clients unrelated to Vanguard.

The Fund pays PRIMECAP a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the S&P 500 Index over the preceding 36-month period. When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Capital Growth Portfolio incurred investment advisory fees of approximately $2,389,000, $2,916,000, and $3,102,000, respectively.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Theo A. Kolokotrones	Registered investment companies1	7	$136B	1	$2.4B
	Other pooled investment vehicles	1	$ 1.3B	0	$0
	Other accounts	10	$ 4.6B	0	$0
Joel P. Fried	Registered investment companies1	7	$136B	1	$2.4B
	Other pooled investment vehicles	1	$ 1.3B	0	$0
	Other accounts	10	$ 4.6B	0	$0
Alfred W. Mordecai	Registered investment companies1	7	$136B	1	$2.4B
	Other pooled investment vehicles	1	$ 1.3B	0	$0
	Other accounts	10	$ 4.6B	0	$0
M. Mohsin Ansari	Registered investment companies1	7	$136B	1	$2.4B
	Other pooled investment vehicles	1	$ 1.3B	0	$0
	Other accounts	10	$ 4.6B	0	$0
James Marchetti	Registered investment companies1	7	$136B	1	$2.4B
	Other pooled investment vehicles	1	$ 1.3B	0	$0
	Other accounts	10	$ 4.6B	0	$0

1 Includes Capital Growth Portfolio which held assets of $2.4 billion as of December 31, 2025.

2. Material Conflicts of Interest

PRIMECAP Management employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, a manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Fund and other accounts. The investment objective of the Fund and strategies used to manage the Fund may differ from other accounts, and the performance may be impacted as well. Portfolio managers who have day-to-day management responsibilities with respect to more than one fund or other account may be presented with several potential or actual conflicts of interest. For example, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other accounts. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other accounts, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts managed by the portfolio managers. PRIMECAP has adopted best execution and trade allocation policies and procedures to address the potential conflicts of interest that may arise between mutual funds and separate accounts whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are monitored and are reviewed by PRIMECAP. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Compensation is paid solely by PRIMECAP Management Company. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance. In addition, each portfolio manager may receive a bonus partially based on the pretax return and value of assets managed by that portfolio manager. Performance is measured for each of the past three years on a relative basis, using the S&P 500 Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500. The total value of assets managed by PRIMECAP Management Company is not a factor in determination of a portfolio manager’s bonus. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

The portfolio managers do not receive deferred compensation but participate in profit-sharing plans available to all employees of PRIMECAP; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.

Each portfolio manager is a principal of PRIMECAP and may receive dividends and other compensation based on his equity in the company.

II. Diversified Value Portfolio

The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Value Index over the preceding 60-month period.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Diversified Value Portfolio incurred investment advisory fees of approximately $1,268,000 (before a performance-based increase of $136,000), $1,510,000 (before a performance-based increase of $77,000), and $1,535,000 (before a performance-based increase of $123,000), respectively.

A. Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley)

Hotchkis and Wiley is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens-H&W LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.

1. Other Accounts Managed

The investment process by Hotchkis and Wiley (the Hotchkis and Wiley Portfolio) is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis and Wiley’s strategies. Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.” Investment ideas for the Hotchkis and Wiley Portfolio are generated by Hotchkis and Wiley’s investment team. Although the Hotchkis and Wiley Portfolio is managed by Hotchkis and Wiley’s investment team, Hotchkis and Wiley has identified George H. Davis, Jr. and Scott McBride as the portfolio managers with the most significant responsibility for the day-to-day management of the Hotchkis and Wiley Portfolio.

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
George H. Davis Jr.	Registered investment companies1	25	$24.6B	3	$17.6B
	Other pooled investment vehicles	17	$3.9B	2	$341M
	Other accounts	50	$7.2B	4	$1B
Scott McBride	Registered investment companies1	25	$24.6B	3	$17.6B
	Other pooled investment vehicles	17	$3.9B	2	$341M
	Other accounts	50	$7.2B	4	$1B

1 Includes Diversified Value Portfolio which held assets of $1.4 billion as of December 31, 2025.

2. Material Conflicts of Interest

The Fund is managed by Hotchkis and Wiley’s investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis and Wiley also provides model portfolio investment recommendations to sponsors without trade execution or additional services. The timing of model delivery recommendations will vary depending on the contractual arrangement with the program Sponsor. As a result, depending on the program arrangement and circumstances surrounding a trade order, Hotchkis and Wiley’s discretionary clients may receive prices that are more favorable than those received by a client of a program Sponsor or vice versa. Hotchkis and Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis and Wiley’s other business activities and Hotchkis and Wiley’s possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis and Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and/or equity) in different investment strategies which can give rise to conflicts where Hotchkis and Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis and Wiley seeks to mitigate the impact of these conflicts on a case by case basis.

Hotchkis and Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients’ brokerage business. Research services may be used in servicing any or all of Hotchkis and Wiley’s clients (including model portfolio delivery clients) across all of the firm’s investment strategies, and may benefit certain accounts more than others. Certain discretionary client accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis and Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis and Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis and Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis and Wiley to favor such accounts in making investment decisions and allocations, Hotchkis and Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Conduct.

3. Description of Compensation

The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following: (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership. Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis and Wiley using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis and Wiley’s Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis and Wiley’s bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic.

The portfolio managers of the Fund own equity in Hotchkis and Wiley. Hotchkis and Wiley believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis and Wiley believes that the combination of competitive compensation levels and equity ownership provides Hotchkis and Wiley with a demonstrable advantage in the retention and motivation of employees. Portfolio managers who own equity in Hotchkis and Wiley receive their pro rata share of Hotchkis and Wiley’s profits. Investment professionals may also receive contributions under Hotchkis and Wiley’s profit sharing/401(k) plan.

B. Aristotle Capital Management, LLC (Aristotle Capital)

Aristotle is a privately owned, registered investment adviser that specializes in equity portfolio management for institutional and individual clients. The firm is independently owned by its employees and the board of managers.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Howard Gleicher	Registered investment companies1	10	$6.4B	2	$14.8B
	Other pooled investment vehicles	20	$9B	0	$0
	Other accounts	1,175	$22.6B	0	$0
Gregory D. Padilla	Registered investment companies1	8	$5.8B	2	$14.8B
	Other pooled investment vehicles	17	$8.3B	0	$0
	Other accounts	1,056	$16.8B	0	$0

1 Includes Diversified Value Portfolio which held assets of $1.4 billion as of December 31, 2025.

2. Material Conflicts of Interest

Potential conflicts of interest could arise when there is side-by-side management of private fund, separately managed accounts and mutual funds. Additionally, differing fee arrangements increase the risk that higher fee-paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital Management (Aristotle Capital)

mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

With regard to portfolio selections and the different positions that Aristotle Capital’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle Capital manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle Capital may choose one of several options including: (1) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (2) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

3. Description of Compensation

All Aristotle Capital investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

C. Harris Associates L.P. (Harris)

Harris is a registered investment adviser who has served as investment adviser to individuals and institutions, including registered investment companies, since 1976. Harris is a limited partnership with Harris Associates, Inc. (HAI) as its general partner. Harris and HAI are indirect subsidiaries of Natixis Investment Managers, an international asset management group based in Paris, France that is part of the Global Financial Services division of Groupe BPCE.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Robert Bierig	Registered investment companies1	6	$ 52B	1	$1.4B
	Other pooled investment vehicles	9	$4.8B	0	$0
	Other accounts	462	$4.2B	0	$0
Michael Nicolas	Registered investment companies1	6	$ 50B	1	$1.4B
	Other pooled investment vehicles	6	$4.7B	0	$0
	Other accounts	83	$1.2B	0	$0
William Nygren	Registered investment companies1	6	$ 52B	1	$1.4B
	Other pooled investment vehicles	5	$4.6B	0	$0

Total assets in
			No. of accounts with	accounts with
	No. of		performance-based	performance-based
Portfolio Manager	accounts	Total assets	fees	fees
Other accounts	83	$1.2B	0	$ 0

1 Includes Diversified Value Portfolio which held assets of $1.4 billion as of December 31, 2025.

2. Material Conflicts of Interest

Actual or apparent conflicts may arise when Harris manages the Fund and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the Fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.

Portfolio managers may be privy to the size, timing, and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Fund, managed by Harris. A portfolio manager may execute transactions for another account that may be contrary to the Fund’s investments or that may adversely impact the value of the Fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others.

With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell, or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions, and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.

Harris employees may invest in the same investments as the Fund in accordance with Harris’ Code of Ethics, which seeks to mitigate any potential conflicts of interest by restricting the timing of such investments and requiring preclearance of personal securities transactions, in addition to other procedures. In addition, Harris employees sometimes attend events hosted by company management or Fund service providers in conjunction with their employment, which could provide an incentive for them to favor investments in those companies over other investments or services from those providers over others. Acceptance of any gifts and entertainment is subject to restrictions set forth in Harris’ Conflicts of Interest Policy.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter. Harris may effect purchases and sales between the Fund and other accounts managed by Harris (“cross trades”), if it believes such transactions are appropriate based on each client’s investment objectives and guidelines, subject to applicable law and regulation and Fund policies and procedures. Cross trades have the potential to create conflicts of interest or regulatory issues relating to these transactions and the potential competing priorities, which may limit Harris’ ability to engage in these transactions for the Fund.

Additionally, from time to time, the Fund may hold equity or debt securities of third party service providers to the Fund, which may create a conflict.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise, and unanticipated conflicts of interest could arise in the ordinary course of Harris’ business. Harris seeks to anticipate circumstances that could cause a conflict between Harris and its employees on the one hand and Harris’ clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

3. Description of Compensation

The Fund’s portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris domestic or international investment group, respectively, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including Fund performance, by other accounts and by strategy, and is compared to one or more benchmarks, including, but not limited to: S&P 500 and Russell 1000 Value and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, and ten years, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then their compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

III. Growth Portfolio

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA, 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The Fund pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Fund relative to that of the Russell 1000 Growth Index over the preceding 36-month period.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Growth Portfolio incurred aggregate investment advisory fees of approximately $1,564,000 (before a performance-based decrease of $754,000), $2,143,000 (before a performance-based decrease of $855,000), and $2,438,000 (before a performance-based decrease of $676,000), respectively.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Clark R. Shields	Registered investment companies1	4	$27.6B	2	$25.9B
	Other pooled investment vehicles	2	$8.4B	0	$0
	Other accounts	14	$6.8B	0	$0

1 Includes Growth Portfolio which held assets of $1.8 billion as of December 31, 2025.

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Wellington Management Fund’s managers listed in a prospectus who is primarily responsible for the day-to-day management of the Wellington Management Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Wellington Management Fund. The Portfolio Manager makes investment decisions for each account, including the Wellington Management Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including initial public offerings (IPOs), for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Wellington Management Fund and thus the accounts may have similar—and in some cases nearly identical—objectives, strategies, and/or holdings to those of the Wellington Management Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Wellington Management Fund, or make investment decisions that are similar to those made for the Wellington Management Fund, both of which have the potential to adversely impact the Wellington Management Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for a Wellington Management Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Wellington Management Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Fund. Messrs. Pozen, Hand, and Ms. Moran also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, a Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Wellington Management Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Wellington Management Fund. The following relates to the fiscal year ended December 31, 2025.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Wellington Management Fund’s managers listed in a prospectus who is primarily responsible for the day-to-day management of the Wellington Management Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Wellington Management Fund is linked to the net pre-tax performance of the Wellington Management Fund compared to the Russell 1000 Growth Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Shields is a Partner.

IV. International Portfolio

The Fund pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the MSCI ACWI ex USA Index over the preceding 36-month period.

During the fiscal years ended December 31, 2023, 2024, and 2025, the International Portfolio incurred aggregate investment advisory fees of approximately $4,553,000 (before a performance-based decrease of $588,000), $4,698,000 (before a performance based decrease of $1,018,000), and $4,898,000 (before a performance-based decrease of $823,000), respectively.

A. Baillie Gifford Overseas Ltd. (Baillie Gifford)

Baillie Gifford Overseas Ltd. is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Lawrence Burns	Registered investment companies1	6	$36.3B	3	$32.7B
	Other pooled investment vehicles	6	$21.3B	1	$121M
	Other accounts	35	$11.9B	2	$153M
Thomas Coutts	Registered investment companies1	3	$34.9B	2	$31.5B
	Other pooled investment vehicles	4	$438M	1	$121M
	Other accounts	27	$11.3B	2	$53M

1 Includes International Portfolio which held assets of $3.3 billion as of December 31, 2025.

2. Material Conflicts of Interest

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Mr. Burns, and Mr. Coutts are Partners of Baillie Gifford & Co. As such, each receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.

B. Schroder Investment Management North America Inc. (Schroders)

Each of Schroders and Schroder Investment Management North America Limited (Schroder Limited), 1 London Wall Place, London, EC2Y 5AU, United Kingdom, is an indirect wholly owned subsidiary of Schroders plc, the ultimate parent of a large world-wide group of financial service companies with subsidiaries and branches and representative based in 37 locations across Europe, the Americas, Asia, and the Middle East.

Schroders Sub-advisory Agreement

On behalf of Vanguard Variable Insurance Funds, Schroders has entered into a sub-advisory agreement with Schroder Limited pursuant to which Schroder Limited has primary responsibility for choosing investments for the Schroders portion of the International Portfolio. Under the terms of the sub-advisory agreement with the Trust, Schroders pays Schroder Limited a portion of the management fee payable to Schroders under its management contract with the Trust.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
James Gautrey	Registered investment companies1	4	$ 15B	3	$20.4B
	Other pooled investment vehicles	3	$3.3B	1	$69M
	Other accounts	17	$6.8B	0	$0
Simon Webber	Registered investment companies1	5	$ 15B	2	$17.1B
	Other pooled investment vehicles	4	$3.4B	1	$69M
	Other accounts	19	$7.3B	0	0

1 Includes International Portfolio which held assets of $3.3 billion as of December 31, 2025.

2. Material Conflicts of Interest

Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

3. Description of Compensation

Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund’s portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroder employees. A limited number of fund managers may also receive awards under a long-term incentive program, aimed at recognizing key talent and sustained performance and potential. In addition, certain employees, typically those in the private markets division of Schroders, may also be eligible to participate in carried-interest sharing arrangements, which further enhance long-term retention and alignment to investment performance.

Base salary of Schroder employees is determined by reference to the level of responsibility inherent in the role and the skills and experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salaries annually, targeting increases at lower earners, for whom fixed compensation comprises a more significant portion of total compensation, as well as employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviors in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their Funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods, including over one and three year periods), the level of Funds under management and the level of performance fees generated, if any. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts’ performance. Non-financial performance metrics, including adherence to effective risk management, also form a significant part of the performance assessment process which is considered in determining the individual’s bonus award. Schroders assesses each employee’s performance across three key areas: Business Excellence, Behavioral Excellence and Conduct, taking into account factors such as leadership, contribution to other parts of the business, and identifying those whose behavior exemplifies our corporate values of excellence, integrity, teamwork, passion, and innovation. For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders funds.

These deferrals vest over a period of three years or more and seek to ensure that the interests of employees are aligned with those of clients and shareholders.

V. Small Company Growth Portfolio

The Fund pays ArrowMark Partners a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Fund relative to that of the Russell 2500 Growth Index over the preceding 60-month period.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Small Company Growth Portfolio incurred aggregate investment advisory fees and expenses of approximately $1,568,000 (before a performance-based decrease of $395,000), $1,656,000 (before a performance-based decrease of $411,000), and $1,612,000 (before a performance-based decrease of $316,000), respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2025, were approximately $254,000 (representing an effective annual rate of 0.09%). The investment advisory fees paid to ArrowMark Partners for the fiscal year ended December 31, 2025, were $1,042,000 (representing an effective annual rate of 0.11%).

A. ArrowMark Colorado Holdings, LLC (ArrowMark Partners)

ArrowMark Partners, located in Denver, Colorado, is an investment advisory firm founded in 2007.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Chad Meade	Registered investment companies1	2	$2.8B	2	$ 2.8B
	Other pooled investment vehicles	0	0	0	0
	Other accounts	7	$575.3M	1	$85.9M
Brian Schaub	Registered investment companies1	2	$2.8B	2	$ 2.8B
	Other pooled investment vehicles	0	0	0	0
	Other accounts	7	$575.3M	1	$85.9M

1 Includes Small Company Growth Portfolio which held assets of $1.5 billion as of December 31, 2025.

2. Material Conflicts of Interest

Potential conflicts could include a portfolio manager’s knowledge about the size, timing, and possible market impact of a fund’s trades, whereby the portfolio manager could use this information to the advantage or disadvantage of another fund. A fund’s portfolio managers may be able to select or otherwise influence the selection of the brokers and dealers that are used to execute securities transactions for a fund. In addition to executing trades, some brokers and dealers provide managers with brokerage research services, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others.

Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could potentially yield disproportionate costs and benefits among the individual funds.

A fund’s portfolio managers and analysts may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, the portfolio managers or analysts may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel, including the portfolio managers and analysts, are subject to restrictions on engaging in personal securities transactions pursuant to a Code of Ethics adopted by ArrowMark Partners and the funds. Although the potential for conflicts of interest may exist, the funds and ArrowMark Partners believe that they have established policies and procedures that seek to minimize potential conflicts of interest and to ensure that the purchase and sale of securities among all managed accounts are fairly and equitably executed and allocated. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

Compensation for portfolio managers is designed to link the performance of each portfolio manager to shareholder objectives. All portfolio manager compensation through a base salary and bonus, is paid by ArrowMark Partners. The total compensation of a portfolio manager will be based on a combination of the pre-tax performance of each fund managed by the portfolio manager against applicable benchmark(s) as well as against its relevant peer group, with primary emphasis given to 3-year performance. Peer groups may include Lipper, Morningstar, and other customized universes of funds managed. Portfolio managers are incentivized for outperformance, but receive no extra compensation for being top decile performers, which minimizes the possibility of portfolio managers taking undue risk to be top performers.

B. VPM

Vanguard provides investment advisory services to a portion of the Small Company Growth Portfolio through its wholly owned subsidiary, VPM. These services are provided by experienced investment management professionals who are employed by Vanguard and are associated persons of VPM. The compensation and other expenses of these investment professionals are allocated among the funds utilizing these services.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Cesar Orosco	Registered investment companies1	5	$34B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

1 Includes Small Company Growth Portfolio, which held assets of $1.5 billion as of December 31, 2025.

2. Material Conflicts of Interest

Please refer to VPM’s discussion on page B-93.

3. Description of Compensation

Please refer to VPM’s discussion on page B-93.

VI. Equity Income Portfolio

The Equity Income Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Equity Income Portfolio incurred aggregate investment advisory fees and expenses of approximately $1,412,000 (before a performance-based increase of $22,000), $1,502,000 (before a performance-based decrease of $77,000), and $1,682,000 (before a performance-based decrease of $162,000), respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2025, were approximately $263,000 (representing an effective annual rate of 0.01%). The investment advisory fees paid to Wellington Management for the fiscal year ended December 31, 2025, were $1,257,000 (representing an effective annual rate of 0.08%).

A. Wellington Management

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Matthew Hand	Registered investment companies1	9	$74B	3	$61B
	Other pooled investment vehicles	9	$2.9B	2	$290.8M
	Other accounts	9	$821.4M	0	$0

1 Includes Equity Income Portfolio which held assets of $2.4 billion as of December 31, 2025.

2. Material Conflicts of Interest

Please refer to Wellington Management’s discussion beginning on page B-77.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of each Wellington Management Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Wellington Management Fund. The following relates to the fiscal year ended December 31, 2025.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Wellington Management Fund’s managers listed in a prospectus who are primarily responsible for the day-to-day management of each Wellington Management Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio or Fund and generally each other account managed by such Portfolio Manager. Mr. Hand’s incentive payment relating to the Equity Income Portfolio is linked to the net pre-tax performance of the Wellington Management Portfolio or Fund compared to the FTSE High Dividend Yield Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by Mr. Hand, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Hand is a Partner.

B. VPM

Vanguard provides investment advisory services to a portion of the Equity Income Portfolio through its wholly owned subsidiary, VPM. These services are provided by experienced investment management professionals who are employed by Vanguard and are associated persons of VPM. The compensation and other expenses of these investment professionals are allocated among the funds utilizing these advisory services.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Sharon Hill	Registered investment companies1	2	$65B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	2	$1.4B	0	$0

1 Includes Equity Income Portfolio, which held assets of $2.4 billion as of December 31, 2025.

2. Material Conflicts of Interest

Please refer to VPM’s discussion on page B-93.

3. Description of Compensation

Please refer to VPM’s discussion on page B-93.

VII. High Yield Bond Portfolio

The High Yield Bond Portfolio pays Wellington Management a base fee. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter.

During the fiscal years ended December 31, 2023, 2024, and 2025, the High Yield Bond Portfolio incurred investment advisory fees to Wellington Management of approximately $289,000, $320,000, and $344,000, respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2025, were approximately $44,000 (representing an effective annual rate of 0.01%). The investment advisory fees paid to Wellington Management for the fiscal year ended December 31, 2025, were $300,000 (representing an effective annual rate of 0.04%).

A. Wellington Management Company LLP (Wellington Management)

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA, 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

				Total assets in
			No. of accounts with	accounts with
	No. of		performance-based	performance-based
Portfolio Manager	accounts	Total assets	fees	fees
Elizabeth H. Shortsleeve Registered investment companies1	9	$17.8B	1	$811M
Other pooled investment vehicles	2	$155.7M	0	$0
Other accounts	17	$1.3B	0	$0

1 Includes Vanguard High Yield Bond Portfolio which held assets of $811 million as of December 31, 2025

2. Material Conflicts of Interest

Please refer to Wellington Management’s discussion beginning on page B-77.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of each Wellington Management Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Wellington Management Fund. The following relates to the fiscal year ended December 31, 2025.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of each Wellington Management Fund’s managers listed in a prospectus who are primarily responsible for the day-to-day management of each Wellington Management Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Portfolio or Fund and generally each other account managed by such Portfolio Manager. The incentive paid to Ms. Shortsleeve, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio manager may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Shortsleeve is a Partner.

B. VCM

Vanguard provides investment advisory services to a portion of the High Yield Bond Portfolio through its wholly owned subsidiary, VCM. These services are provided by experienced investment management professionals who are employed by Vanguard and are associated persons of VCM. The compensation and other expenses of these investment management professionals are allocated among the funds utilizing these services.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio manager of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Michael Chang	Registered investment companies1	8	$38B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

1 Includes High Yield Bond Portfolio, which held assets of $811 million as of December 31, 2025.

2. Material Conflicts of Interest

Please refer to VCM’s discussion on page B-91.

3. Description of Compensation

Please refer to VCM’s discussion beginning on page B-91.

VIII. Balanced Portfolio

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The Balanced Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of the Portfolio relative to that of the Composite Stock/Bond Index over the preceding 36-month period. The Index is a composite benchmark, weighted 65% in the Standard & Poor’s 500 Index and 35% in the Bloomberg U.S. Credit A or Better Bond Index.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Balanced Portfolio incurred investment advisory fees of approximately $1,607,000 (before a performance-based decrease of $38,000), $1,716,000 (before a performance-based decrease of $173,000), and $1,790,000 (before a performance-based decrease of $262,000), respectively.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Fund as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts with	accounts with
		No. of		performance-based	performance-based
Portfolio Manager		accounts	Total assets	fees	fees
Daniel J. Pozen	Registered investment companies1	3	$134B	2	$125B
	Other pooled investment vehicles	12	$1.7B	2	$691M
	Other accounts	11	$2.6B	2	$303B
Loren L. Moran	Registered investment companies1	10	$83B	5	$77B
	Other pooled investment vehicles	4	$697M	1	$88M
	Other accounts	1	$697M	0	$0

1 Includes Vanguard Balanced Portfolio which held assets of $3.8 billion as of December 31, 2025

2. Material Conflicts of Interest

Please refer to Wellington Management’s discussion beginning on page B-77.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of each Wellington Management Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Wellington Management Fund. The following relates to the fiscal year ended December 31, 2025.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high-quality investment management services to its clients. Wellington Management’s compensation of the Wellington Management Fund’s managers listed in a prospectus who are primarily responsible for the day-to-day management of each Wellington Management Fund includes a base salary and incentive components. The base salary for the Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Wellington Management Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Mr. Pozen’s incentive payment relating to the Balanced Portfolio is linked to the gross pre-tax performance of his portion of the Fund compared to the Standard & Poor’s 500 Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by Mr. Pozen, including accounts with performance fees. The incentive paid to the other Portfolio Manager, which has no performance-related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Pozen and Ms. Moran are Partners.

IX. Conservative Allocation Portfolio, Moderate Allocation Portfolio, Equity Index Portfolio, Global Bond Index Portfolio, Money Market Portfolio, Short-Term Investment-Grade Portfolio, Total Bond Market Index Portfolio, Total International Stock Market Index Portfolio, and Total Stock Market Index Portfolio

Vanguard provides investment advisory services to the Conservative Allocation, Moderate Allocation, Equity Index, Global Bond Index, Money Market, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios through its wholly owned subsidiary, VCM. These services are provided by experienced investment management professionals who are employed by Vanguard and are associated persons of VCM. The compensation and other expenses of these investment management professionals are allocated among the funds utilizing these services.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Funds listed above (other than the Fund-of-Fund Portfolios) incurred the following approximate investment advisory expenses:

Vanguard Fund	2023	2024	2025
Equity Index Portfolio	$246,000	$253,000	$290,000
Money Market Portfolio	5,000	8,000	19,000
Short-Term Investment-Grade Portfolio	234,000	259,000	466,000
Total Bond Market Index Portfolio	90,000	100,000	171,000

VCM provides investment advisory services to the Fund-of-Fund Portfolios by maintaining each Fund’s allocation to its underlying investments (underlying funds). Vanguard also provides investment advisory services to each underlying fund through one of its wholly owned subsidiaries (VCM or VPM). The Fund-of-Fund Portfolios benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds’ advisory fees and expenses. For more information about the investment advisory services provided to the underlying Vanguard funds, please refer to each underlying fund’s Statement of Additional Information.

Vanguard’s Investment Strategy Group establishes and reviews the asset allocation targets of the Conservative Allocation and Moderate Allocation Portfolios and determines whether any changes are required to best enable the Funds to achieve their investment objectives. VCM implements the asset allocation targets and performs other portfolio management functions for the Conservative Allocation and Moderate Allocation Portfolios.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Equity Index Portfolio as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Aurélie Denis	Registered investment companies1	27	$2.8T	0	$0
	Other pooled investment vehicles	12	$972B	0	$0
	Other accounts	0	$0	0	$0
Michelle Louie	Registered investment companies1	5	$4T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Walter Nejman	Registered investment companies1	27	$3.1T	0	$0
	Other pooled investment vehicles	12	$972B	0	$0
	Other accounts	0	$0	0	$0

1 Includes Equity Index Portfolio, which held assets of $13.2 billion as of December 31, 2025.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Money Market Portfolio as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Eion D’Anjou1	Registered investment companies2	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Nafis T. Smith	Registered investment companies3	5	$709B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

1Mr. D’Anjou began co-managing Money Market Portfolio on April 16, 2026.

2 Information provided as of March 31, 2026.

3 Includes Money Market Portfolio, which held assets of $1.4 billion as of December 31, 2025.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Short-Term Investment-Grade Portfolio as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Arvind Narayanan	Registered investment companies1	17	$202B	0	$0
	Other pooled investment vehicles	1	$539M	0	$0
	Other accounts	1	$37.6M	0	$0
Thanh Nguyen2	Registered investment companies3	3	$24.4B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Daniel Shaykevich	Registered investment companies1	15	$185B	0	$0
	Other pooled investment vehicles	1	$539M	0	$0

Total assets in
			No. of accounts	accounts with
Portfolio	No. of	Total	with performance-based	performance-based
Manager	accounts	assets	fees	fees
Other accounts	1	$37.6M	0	$0

1Includes Short-Term Investment-Grade Portfolio, which held assets of $2.6 billion as of December 31, 2025.

2 Ms. Nguyen began co-managing Short-Term Investment-Grade Portfolio on April 16, 2026. 3 Information provided as of March 31, 2026.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Total Bond Market Index and Global Bond Index Portfolios as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Joshua C. Barrickman	Registered investment companies1	29	$1.5T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	7	$9.3B	0	$0
Tara Talone	Registered investment companies2	4	$315.2B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	7	$9.3B	0	$0

1 Includes Total Bond Market Index Portfolio and Global Bond Index Portfolio, which collectively held assets of $5.8 billion as of December 31, 2025.

2 Includes Total Bond Market Index Portfolio, which held assets of $5.2 billion as of December 31, 2025.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Conservative Allocation, Moderate Allocation, Total Stock Market Index, and Total International Stock Market Index Portfolios as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Roger Aliaga-Diaz	Registered investment companies1	18	$876B	0	$0
	Other pooled investment vehicles	12	$972B	0	$0
	Other accounts	0	$0	0	$0
Aurélie Denis	Registered investment companies2	27	$2.8T	0	$0
	Other pooled investment vehicles	12	$972B	0	$0
	Other accounts	0	$0	0	$0
Walter Nejman	Registered investment companies2	27	$3.1T	0	$0
	Other pooled investment vehicles	12	$972B	0	$0
	Other accounts	0	$0	0	$0
Michael R. Roach	Registered investment companies2	24	$985B	0	$0
	Other pooled investment vehicles	12	$972B	0	$0
	Other accounts	0	$0	0	$0

1Includes Conservative Allocation Portfolio and Moderate Allocation Portfolio, which collectively held assets of $1.3 billion as of December 31, 2025.

2Includes Conservative Allocation Portfolio, Moderate Allocation Portfolio, Total Stock Market Index Portfolio, and Total International Stock Market Index Portfolio, which collectively held assets of $10.1 billion as of December 31, 2025.

2. Material Conflicts of Interest

At VCM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds and ETFs, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. VCM manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. VCM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

This section describes the compensation of the Vanguard employee(s) who manage(s) the Conservative Allocation, Moderate Allocation, Equity Index, Global Bond Index, Money Market, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios. Each such portfolio manager is an associated person of VCM (except for portfolio managers from the Investment Strategy Group). As of the date of this Statement of Additional Information, a portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts they manage. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors, including the performance of all Vanguard clients and the performance of the portfolio manager’s group within Vanguard. Except with respect to the Investment Strategy Group, the performance of a portfolio manager’s group within Vanguard is determined based on gross, pre-tax performance of each fund managed by the group relative to expectations for how the funds should have performed, given the funds’ investment objectives, policies, strategies, and limitations, and the market environment during the measurement period. For the Short-Term Investment-Grade and High Yield Bond Portfolios, the performance factor depends on how successfully a portfolio manager’s group outperforms these expectations and maintains the risk parameters of the funds managed by the group over a three-year period. For the Conservative Allocation and Moderate Allocation Portfolios, the performance factor depends on how successfully a portfolio manager’s group outperforms the composite indexes of the funds managed by the group and maintains the risk parameters of the funds managed by the group over a three-year period. For the Equity Index, Global Bond Index, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios, the performance factor depends on how closely the portfolio manager’s group tracks the benchmark indexes of the funds managed by the group over a one-year period. For the Money Market Portfolio, the performance factor depends on how successfully the portfolio manager’s group maintains the stability of the shadow NAVs of the funds managed by the group and, consequently, how the funds managed by the group perform relative to the expectations described above over a three-year period. Additional factors considered in determining a portfolio manager’s bonus include the performance of the funds managed by the portfolio manager, the portfolio manager’s contributions to the investment management functions within the sub-asset class, overall contributions to strategic planning and decisions for the investment group, and contributions to the development of other investment professionals and supporting staff. With respect to the Investment Strategy Group, factors considered in determining a portfolio manager’s bonus include the portfolio manager’s overall contributions to strategic planning and decisions for the investment group, contributions to the development of other investment professionals and supporting staff, and contributions to long-term investor outcomes. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, eligible full-time employees receive a payment from Vanguard’s long-term incentive compensation plan that is based on a number of factors, including their years of service, job level, performance rating, perceived potential, and market position. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

X. Mid-Cap Index Portfolio and Real Estate Index Portfolio

Vanguard provides investment advisory services to the Mid-Cap Index and Real Estate Index Portfolios through its wholly owned subsidiary, VPM. These services are provided by experienced investment management professionals who are employed by Vanguard and are associated persons of VPM. The compensation and other expenses of these investment management professionals are allocated among the funds utilizing these services.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Funds listed above incurred the following approximate investment advisory expenses:

Vanguard Fund	2023	2024	2025
Mid-Cap Index Portfolio	$47,000	$46,000	$51,000
Real Estate Index Portfolio	22,000	18,000	18,000

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Mid-Cap Index Portfolio as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Aaron Choi	Registered investment companies1	21	$1.2T	0	$0
	Other pooled investment vehicles	2	$1.9B	0	$0
	Other accounts	0	$0	0	$0
Kenny Narzikul	Registered investment companies1	25	$700B	0	$0
	Other pooled investment vehicles	2	$1.9B	0	$0
	Other accounts	0	$0	0	$0

1 Includes Mid-Cap Index Portfolio, which held assets of $3.2 billion as of December 31, 2025.

1. Other Accounts Managed

The following table provides information relating to the other accounts managed by the portfolio managers of the Real Estate Index Portfolio as of the fiscal year ended December 31, 2025 (unless otherwise noted):

					Total assets in
				No. of accounts	accounts with
Portfolio		No. of	Total	with performance-based	performance-based
Manager		accounts	assets	fees	fees
Chris Nieves	Registered investment companies1	24	$435B	0	$0
	Other pooled investment vehicles	3	$13.5B	0	$0
	Other accounts	0	$0	0	$0
Gerard C. O’Reilly	Registered investment companies1	15	$1.2T	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Jena Stenger	Registered investment companies1	22	$1.2T	0	$0
	Other pooled investment vehicles	3	$13.5B	0	$0
	Other accounts	0	$0	0	$0

1 Includes Real Estate Index Portfolio, which held assets of $1.1 billion as of December 31, 2025.

2. Material Conflicts of Interest

At VPM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds and ETFs, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. VPM manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. VPM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation

This section describes the compensation of the Vanguard employee(s) who manage(s) the Mid-Cap Index and Real Estate Index Portfolios. Each such portfolio manager is an associated person of VPM. As of the date of this Statement of Additional Information, a portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts they manage. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors, including the performance of all Vanguard clients and the performance of the portfolio manager’s group within Vanguard. The performance of a portfolio manager’s group within Vanguard is determined based on gross, pre-tax performance of each fund managed by the group relative to expectations for how the funds should have performed, given the funds’ investment objectives, policies, strategies, and limitations, and the market environment during the measurement period. For the Mid-Cap Index and Real Estate Index Portfolios, the performance factor depends on how closely the portfolio manager’s group tracks the benchmark indexes of the funds managed by the group over a one-year period. For the Equity Income and Small Company Growth Portfolios, the performance factor depends on how successfully a portfolio manager’s group outperforms these expectations and maintains the risk parameters of the funds managed by the group over a three-year period. Additional factors considered in determining a portfolio manager’s bonus include the performance of the funds managed by the portfolio manager, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the portfolio manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, eligible full-time employees receive a payment from Vanguard’s long-term incentive compensation plan that is based on a number of factors, including their years of service, job level, performance rating, perceived potential, and market position. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

4. Ownership of Securities in the Funds

Shares of the Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Consequently, the portfolio managers do not directly hold shares of the Funds. As of December 31, 2025, none of the named portfolio managers invested in the Funds they managed.

Duration and Termination of Investment Advisory Agreements

The current investment advisory agreements with the unaffiliated advisors (other than Aristotle and Harris) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Vanguard Variable Insurance Funds’ board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities.

Each initial investment advisory agreement with Aristotle and Harris is binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, subject to the above conditions.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the Vanguard Variable Insurance Funds’ board of trustees upon sixty (60) days’ written notice to the advisor (thirty (30) days’ written notice for Aristotle, ArrowMark Partners, Harris, Hotchkis and Wiley, PRIMECAP, and Wellington Management for the Balanced, Equity Income, and Growth Portfolios); (2) by a vote of a majority of the Fund’s outstanding voting securities upon 60 days’ written notice to the advisor (30 days’ written notice for Aristotle, ArrowMark Partners, Harris, Hotchkis and Wiley, PRIMECAP, and Wellington Management for the Balanced, Equity Income, and Growth Portfolios); or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides investment advisory services to (i) the Conservative Allocation, Moderate Allocation, Equity Index, Global Bond Index, Mid-Cap Index, Money Market, Real Estate Index, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios and (ii) a portion of the Equity Income, High Yield Bond, and Small Company Growth Portfolios through one of its wholly owned subsidiaries (VCM or VPM), pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement and an intercompany service agreement between Vanguard and such wholly owned subsidiary (each, an ISA). The Agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard. With respect to the relevant Funds, each ISA will continue, unless terminated sooner in accordance with the terms of the ISA, for one year from the date it was approved for the relevant Fund. At the end of this one-year period, each ISA will continue automatically with respect to a Fund for successive periods of 12 months each, provided that such continuance is approved at least annually (i) by the board of trustees of the relevant Fund or (ii) by vote of a majority of the outstanding voting securities of the relevant Fund.

Securities Lending

The following table describes the securities lending activities of each Fund during the fiscal year ended December 31, 2025:

Vanguard Fund	Securities Lending Activities
Balanced Fund
Gross income from securities lending activities	$5,549
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$3
Administrative fees not included in revenue split	$136
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$978
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,117
Net income from securities lending activities	$4,432

Vanguard Fund	Securities Lending Activities
Capital Growth Portfolio
Gross income from securities lending activities	$9,283
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$9
Administrative fees not included in revenue split	$88
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$5,541
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$5,638
Net income from securities lending activities	$3,645

Diversified Value Fund
Gross income from securities lending activities	$98,043
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$99
Administrative fees not included in revenue split	$739
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$70,667
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$71,505
Net income from securities lending activities	$26,538

Equity Income Fund
Gross income from securities lending activities	$1,902
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$2
Administrative fees not included in revenue split	$16
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,381
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,399
Net income from securities lending activities	$503

Equity Index Fund
Gross income from securities lending activities	$55,491
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$10
Administrative fees not included in revenue split	$904
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$9,641
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$10,555
Net income from securities lending activities	$44,936

Vanguard Fund	Securities Lending Activities
Growth Fund
Gross income from securities lending activities	$55,820
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$11
Administrative fees not included in revenue split	$1,172
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$10,948
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$12,131
Net income from securities lending activities	$43,689

International Fund
Gross income from securities lending activities	$230,161
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$224
Administrative fees not included in revenue split	$1,614
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$179,289
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$181,127
Net income from securities lending activities	$49,034

Mid-Cap Index Fund
Gross income from securities lending activities	$384,313
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$41
Administrative fees not included in revenue split	$6,169
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$9,406
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$15,616
Net income from securities lending activities	$368,697

Real Estate Index Fund
Gross income from securities lending activities	$72,410
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$57
Administrative fees not included in revenue split	$1,238
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$26,685
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$27,980
Net income from securities lending activities	$44,430

Vanguard Fund	Securities Lending Activities
Small Company Growth Fund
Gross income from securities lending activities	$234,141
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash
collateral reinvestment vehicle) that are not included in the revenue split	$153
Administrative fees not included in revenue split	$2,496
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$131,988
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$134,637
Net income from securities lending activities	$99,504

The Money Market Portfolio and all bond Portfolios cannot, and do not, lend their securities. The remaining Funds did not lend their securities during the fiscal year ended December 31, 2025.

The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.

PORTFOLIO TRANSACTIONS

The advisors decide which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. An advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities; discussions with research analysts; meetings with corporate executives to obtain oral reports on company performance; market data; and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

The Conservative Allocation, Global Bond Index, Moderate Allocation, Total International Stock Market Index, and Total Stock Market Index Portfolios each do not incur commissions on their purchases and sales of conventional shares (i.e., not exchange-traded) of the underlying Vanguard funds by dealing directly with the issuer of the underlying funds.

Balanced (bond portion only), High Yield Bond, Money Market, Short-Term Investment-Grade, and Total Bond Market Index Portfolios

The types of securities in which the money market and bond Portfolios invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices).

As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

During the fiscal years ended December 31, 2023, 2024, and 2025, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as overall fund performance, market volatility, trading volumes, cash flows, portfolio turnover, or changes to the securities that make up the Fund or a fund’s target index.

Vanguard Fund	2023	2024	2025
Balanced Portfolio	$ 340,000	$549,000	$490,000
Capital Growth Portfolio	74,000	77,000	208,000
Conservative Allocation Portfolio	—	—	—
Diversified Value Portfolio	191,000	227,000	226,000
Equity Income Portfolio	466,000	437,000	562,000
Equity Index Portfolio	46,000	48,000	51,000
Global Bond Index Portfolio	—	—	—
Growth Portfolio	151,000	152,000	165,000
High Yield Bond Portfolio	—	7,000	9,000
International Portfolio	424,000	695,000	570,000
Mid-Cap Index Portfolio	66,000	92,000	88,000
Moderate Allocation Portfolio	—	—	—
Money Market Portfolio	—	—	—
Real Estate Index Portfolio	20,000	26,000	22,000
Short-Term Investment-Grade Portfolio	29,000	32,000	43,000
Small Company Growth Portfolio	1,005,000	718,000	913,000
Total Bond Market Index Portfolio	Less than 1,000	Less than 1,000	Less than 1,000
Total International Stock Market Index Portfolio	—	—	Less than 1,000
Total Stock Market Index Portfolio	Less than 1,000	—	Less than 1,000

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisors. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.

As of December 31, 2025, each Fund (except for funds of funds) held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Balanced Portfolio	Bank Of America Corporation	$ 29,125,000
	Barclays PLC	3,040,000
	BNP Paribas	4,349,000
	Citigroup Inc.	8,238,000
	JPMorgan Chase & Co.	54,112,000
	Morgan Stanley	40,479,000
	The Goldman Sachs Group, Inc.	19,510,000
	UBS Group Ag	40,821,000
Capital Growth Portfolio	JPMorgan Chase & Co.	23,844,000
	The Bank Of New York Mellon Corporation	5,363,000
Diversified Value Portfolio	—	—
Equity Income Portfolio	Bank Of America Corporation	63,336,000
	Jefferies Financial Group Inc.	—
	JPMorgan Chase & Co.	65,188,000
	Morgan Stanley	29,535,000
	Royal Bank Of Canada	—
Equity Index Portfolio	Bank Of America Corporation	83,474,000
	Citigroup Inc.	47,168,000
	JPMorgan Chase & Co.	198,161,000
	Morgan Stanley	48,443,000
	The Goldman Sachs Group, Inc.	59,559,000
Growth Portfolio	Morgan Stanley	13,545,000

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
High Yield Bond Portfolio	Bank Of America Corporation	33,351,000
	Bank Of Montréal	1,838,000
	Barclays PLC	22,150,000
	BNP Paribas	3,225,000
	Citadel Securities LP	1,945,000
	Citigroup Inc.	28,972,000
	JPMorgan Chase & Co.	48,861,000
	Morgan Stanley	72,279,000
	The Goldman Sachs Group, Inc.	33,281,000
	Wells Fargo & Company	32,128,000
International Portfolio	—	—
Mid-Cap Index Portfolio	—	—
Money Market Portfolio	—	—
Real Estate Index Portfolio	—	—
Short-Term Investment-Grade Portfolio	Bank Of America Corporation	5,522,000
	Citigroup Inc.	18,286,000
	The Goldman Sachs Group, Inc.	—
	Wells Fargo & Company	30,927,000
Small Company Growth Portfolio	Jefferies Financial Group Inc.	208,000
Total Bond Market Index Portfolio	Bank Of America Corporation	27,492,000
	Barclays PLC	9,320,000
	Citigroup Inc.	19,130,000
	JPMorgan Chase & Co.	1,476,000
	Morgan Stanley	33,092,000
	The Goldman Sachs Group, Inc.	22,524,000
	Wells Fargo & Company	23,699,000

Portfolio turnover for the Diversified Value Portfolio. The Fund’s portfolio turnover rate increased from 35% in 2024 to 79% in 2025. The higher portfolio turnover rate for the Fund in fiscal year 2025 was due to a subadvisor change.

PROXY VOTING

I. Proxy Voting Policies

Each Vanguard fund advised by Vanguard through VCM and/or VPM retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard through VCM and/or VPM. The trustees of the relevant Vanguard funds have adopted proxy voting procedures and guidelines, to be administered by VCM and/or VPM and their respective Investment Stewardship Teams, as appropriate, to govern proxy voting for each portfolio retaining proxy voting authority. These policies are included in Appendix A. The Board of each Vanguard fund advised by a manager not affiliated with Vanguard has delegated the authority to vote proxies related to the portfolio securities held by each fund to its respective advisor(s). Each advisor will vote such proxies in accordance with its own proxy voting policies and procedures, which are included (or summarized) in Appendix B. Vanguard Investor Choice is offered as a program within participating Vanguard funds; see Appendix C.

Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the boards of trustees of the Vanguard funds have adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.

II. Securities Lending

There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds advised by Vanguard through VCM and/or VPM, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security. In making such a decision, Vanguard considers:

■The subject of the vote and whether, based on Vanguard’s knowledge and experience, Vanguard believes the topic is potentially material to the corporate governance and/or long-term performance of the company;

■The funds’ individual and/or aggregate equity investment in a company, and whether Vanguard estimates that voting funds’ shares would affect the shareholder meeting outcome; and

■The long-term impact to Vanguard fund shareholders, evaluating whether Vanguard believes the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

Additionally, Vanguard has processes in place for advisors unaffiliated with Vanguard who have been delegated authority to vote proxies on behalf of certain Vanguard funds to inform Vanguard of an upcoming vote the advisor deems to be material in accordance with such advisor’s proxy voting policies and procedures in order for Vanguard to instruct the recall of the security.

III. Conflicts of Interest

The proxy voting procedures for funds advised by Vanguard through VCM and/or VPM require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided and mitigated to the extent possible; and (iii) compromising situations must be avoided.

The VCM Investment Stewardship Team maintains separation from VPM and the VPM Investment Stewardship Team, and the VPM Investment Stewardship Team maintains separation from VCM and the VCM Investment Stewardship Team. Both Investment Stewardship Teams maintain separation from other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, the Investment Stewardship Teams may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.

Each externally managed Vanguard fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

Each Fund’s financial statements for the fiscal year ended December 31, 2025, and the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ annual reports to shareholders, which may be obtained without charge.

DESCRIPTION OF BOND RATINGS

Moody’s Ratings Symbols

The following describe characteristics of the global long-term (original maturity of 1 year or more) bond ratings provided by Moody’s Ratings:

Aaa—Judged to be obligations of the highest quality, they are subject to the lowest level of credit risk.

Aa—Judged to be obligations of high quality, they are subject to very low credit risk. Together with the Aaa group, they make up what are generally known as high-grade bonds.

A—Judged to be upper-medium-grade obligations, they are subject to low credit risk.

Baa—Judged to be medium-grade obligations, subject to moderate credit risk, they may possess certain speculative characteristics.

Ba—Judged to be speculative obligations, they are subject to substantial credit risk.

B—Considered to be speculative obligations, they are subject to high credit risk.

Caa—Judged to be speculative obligations of poor standing, they are subject to very high credit risk.

Ca—Viewed as highly speculative obligations, they are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Viewed as the lowest rated obligations, they are typically in default, with little prospect for recovery of principal and interest.

Moody’s Ratings also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking toward the lower end of the category.

The following describe characteristics of the global short-term (original maturity of 13 months or less) bond ratings provided by Moody’s Ratings. This ratings scale also applies to U.S. municipal tax-exempt commercial paper.

Prime-1 (P-1)—Judged to have a superior ability to repay short-term debt obligations.

Prime-2 (P-2)—Judged to have a strong ability to repay short-term debt obligations.

Prime-3 (P-3)—Judged to have an acceptable ability to repay short-term debt obligations.

Not Prime (NP)—Cannot be judged to be in any of the prime rating categories.

The following describe characteristics of the U.S. municipal short-term bond ratings provided by Moody’s Ratings:

Moody’s Ratings for state and municipal notes and other short-term (up to 3 years) obligations are designated Municipal Investment Grade (MIG).

MIG 1—Indicates superior quality, enjoying the excellent protection of established cash flows, liquidity support, and broad-based access to the market for refinancing.

MIG 2—Indicates strong credit quality with ample margins of protection, although not as large as in the preceding group.

MIG 3—Indicates acceptable credit quality, with narrow liquidity and cash-flow protection and less well-established market access for refinancing.

SG—Indicates speculative credit quality with questionable margins of protection.

S&P Global Ratings

The following describe characteristics of the long-term (original maturity of 1 year or more) bond ratings provided by S&P Global Ratings:

AAA—These are the highest rated obligations. The capacity to pay interest and repay principal is extremely strong.

AA—These also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

A—These are regarded as upper-medium-grade obligations. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—These are regarded as having an adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity in this regard. This group is the lowest that qualifies for commercial bank investment.

BB, B, CCC, CC, and C—These obligations range from speculative to significantly speculative with respect to the capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

The following describe characteristics of short-term (original maturity of 365 days or less) bond and commercial paper ratings designations provided by S&P Global Ratings:

A-1—These are the highest rated obligations. The capacity of the obligor to pay interest and repay principal is strong. The addition of a plus sign (+) would indicate a very strong capacity.

A-2—These obligations are somewhat susceptible to changing economic conditions. The obligor has a satisfactory capacity to pay interest and repay principal.

A-3—These obligations are more susceptible to the adverse effects of changing economic conditions, which could lead to a weakened capacity to pay interest and repay principal.

B—These obligations are vulnerable to nonpayment and are significantly speculative, but the obligor currently has the capacity to meet its financial commitments.

C—These obligations are vulnerable to nonpayment, but the obligor must rely on favorable economic conditions to meet its financial commitment.

D—These obligations are in default, and payment of principal and/or interest is likely in arrears.

The following describe characteristics of U.S. municipal short-term (original maturity of 3 years or less) note ratings provided by S&P Global Ratings:

SP-1—This designation indicates a strong capacity to pay principal and interest.

SP-2—This designation indicates a satisfactory capacity to pay principal and interest.

SP-3—This designation indicates a speculative capacity to pay principal and interest.

APPENDIX A

Fund Proxy Policy – Funds with Proxy Voting Administered by Vanguard Capital Management

Introduction

This proxy voting policy (the Policy) describes general positions on matters that may be subject to a shareholder vote at U.S.-domiciled companies and is aligned with governance practices believed to support long-term shareholder returns. The Policy has been adopted by the boards (or relevant governing bodies) of funds and portfolios managed by certain Vanguard-affiliated entities including U.S.-domiciled mutual funds and ETFs advised by Vanguard Capital Management, LLC (VCM), as well as the boards of Vanguard Asset Management, Ltd., Vanguard Fiduciary Trust Company, Vanguard Global Advisers, LLC, and Vanguard Investments Australia Ltd in connection with their management of certain equity index funds and portfolios (together with the U.S.-domiciled mutual funds and ETFs advised by VCM, the “Funds”). The adoption of this Policy is anchored in the belief that effective corporate governance practices support long-term investment returns.

It is important to note that proposals—whether submitted by company management or other shareholders—often require a facts-and-circumstances analysis based on an expansive set of factors. While the Policy may recommend a particular voting decision, all proposals are voted case by case as determined in the best interests of each Fund consistent with its investment objective. The Policy is applied over an extended period of time; as such, if a company’s board is not responsive to voting results on certain matters, support may be withheld for those and other matters in the future.

As a baseline, the Policy looks for companies to abide by the relevant governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) of the market(s) in which they are listed. While the Policy is informed by such frameworks, final voting decisions may differ from the application of those frameworks due to the investment stewardship team’s independent research, analysis, and engagement. In addition, this Policy and its application to specific voting matters are predicated on the relevant Funds’ acquisition and ownership of securities in the ordinary course of business, without the intent of influencing company strategy or changing the control of the issuer. These Funds will not nominate directors, solicit or participate in the solicitation of proxies, or submit shareholder proposals at portfolio companies. The application of this Policy to specific voting matters will also adhere to any passivity requirements to which the Funds and/or The Vanguard Group, Inc. and any of its subsidiaries (collectively, Vanguard) may be subject.

Pillar I: Board composition and effectiveness

The Funds believe that in order to maximize the long-term return of shareholders’ investments in each company, the individuals who serve as board directors to represent the interests of all shareholders should be appropriately independent, experienced, committed, capable, and diverse. Diversity of thought, background, and experiences meaningfully contribute to the ability of boards to serve as effective, engaged stewards of shareholders’ interests. The evaluation of portfolio company boards will be informed by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.).

Board and Key Committee Independence1

In order to appropriately represent shareholder interests in the oversight of company management, a majority of directors of a noncontrolled company should be independent, as should all of the members of the board’s key committees (audit, compensation, and nominating/governance or their equivalents).2

A director’s independence will generally be determined based on a company’s disclosure in the context of relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) supplemented by independent research and/or engagement.

In cases where a noncontrolled company does not maintain a majority independent board, votes against members of the nominating committee and all nonindependent members of that board may be recommended. In cases where a noncontrolled company board is not majority independent over multiple years, votes may be recommended against the

1Certain exchange-listing standards and regulatory provisions may apply more limited (or no) independence requirements to the boards of controlled companies (i.e., those in which a majority voting interest is held by company insiders or affiliates). In such cases, the majority of compensation and nominating/governance committee members should be independent; audit committees are expected to be entirely independent regardless of a company’s control status. Committee composition at controlled companies that is inconsistent with these independence expectations may generally result in votes against nonindependent members of the committee in question, as well as the members of the nominating committee.

2 The relevant exchange-listing standards provide an exception to the majority board independence requirement for controlled companies (companies in which more than 50% of the voting securities are controlled by a shareholder or group of affiliated shareholders). Accordingly, this guideline applies only to noncontrolled companies. A noncontrolled company is a company in which 50% or less of the voting power for the election of its directors is held by a single person, entity, or group.

entire board. In cases where any of the key committees of a noncontrolled company are not entirely independent, votes may be recommended against (a) the nonindependent members of that committee, and (b) all of the members of the board’s nominating committee. (In the absence of an explicit nominating committee, votes will generally be recommended against those directors responsible for nominating and/or appointing directors; this may include the entire board.)

At controlled companies, support will generally be recommended for a nonindependent director on a compensation committee or a nominating and governance committee, so long as the relevant committee is majority independent.

In both instances, if nominating committee members are not up for election in a given year, votes against any other relevant board member(s) may be recommended.

Independent Board Leadership

The Funds believe that shareholders’ interests are best served by board leadership that is independent of company management. While this may take the form of an independent chair of the board or a lead independent director (with sufficiently robust authority and responsibilities), the Funds generally believe that determining the appropriate independent board leadership structure should be within the purview of the board. Certain shareholder proposals seek to require that companies do not permit the same person to serve as both CEO and chair of the board of directors. Proponents believe that separation of these duties will create a more independent board.

Given the Funds’ belief that this matter should be within the purview of a company’s board, votes will generally be recommended against shareholder proposals to separate the CEO and chair roles. Votes for such proposals may be recommended if there are significant concerns regarding the independence or effectiveness of the board at the company in question.

Board Composition

The Funds believe that boards should be fit for purpose by reflecting sufficient breadth of skills, experiences, and perspectives resulting in cognitive diversity that enables effective, independent oversight on behalf of all shareholders. The appropriate mix of skills, experiences, and perspectives is unique to each board and should reflect expertise related to the company’s strategy and material risks from a variety of vantage points.

To this end, the Funds believe that companies should produce fulsome disclosure of a board’s process for building, assessing, and maintaining an effective board well suited to supporting the company’s strategy, long-term performance, and shareholder returns. Such fulsome disclosure may include the range of skills, background, and experiences that each board member provides and their alignment with the company’s strategy (often presented as a skills matrix). Such disclosure may also cover the board’s process for evaluating the composition and effectiveness of their board on a regular basis, the identification of gaps and opportunities to be addressed through board refreshment and evolution, and a robust nomination (and renomination) process to ensure the right mix of skills, experiences, and perspectives in the future.

A board’s composition should comply with requirements set by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) and be consistent with market norms in the markets in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, the board’s rationale for such differences (and any anticipated actions) should be explained in the company’s public disclosures.

Votes against the nomination/governance committee chair may be recommended if, based on research and/or engagement, a company’s board composition and/or related disclosure is inconsistent with relevant market-specific governance frameworks or market norms.

Director Capacity and Commitments

Directors’ responsibilities are complex and time-consuming. Therefore, shareholders seek to understand whether the number of directorship positions held by a director makes it challenging for that director to dedicate the requisite time and attention to effectively fulfill their responsibilities at each company (sometimes referred to as being “overboarded”). While no two boards are identical and time commitments for directorships may vary, the Funds believe that limitations on the number of board positions held by individual directors may be appropriate, absent compelling evidence to the contrary.

Votes may generally be recommended against any director who is a public company executive and sits on more than two public company boards. In this instance, votes will typically be recommended against the nominee at each company where they serve as a nonexecutive director, but not at the company where they serve as an executive.

Similarly, votes may also generally be recommended against any director who serves on more than four public company boards. In such cases, votes will typically be recommended against the director at each company except the one (if any) where they serve as board chair or lead independent director.

In certain instances, support will be considered for a director who would otherwise be considered overboarded under the standards above, taking into account relevant market-specific governance frameworks or company-specific facts and circumstances.

The Funds believe that portfolio companies should adopt good governance practices regarding director commitments, including a policy regarding director capacity and commitments and disclosure of the board’s oversight of the implementation of that policy. Helpful disclosure includes a discussion of the company’s policy (e.g., what limits are in place) and, if a nominee for director exceeds the policy, any considerations and rationale for the director’s nomination. Additionally, it is good practice to include disclosure of how the board developed its policy and how frequently it is reviewed to ensure it remains appropriate.

Director Attendance

Votes will generally be recommended against directors who attended less than 75% of board or committee meetings (in the aggregate) in the previous year unless an extenuating circumstance is disclosed, or they have served on the board for less than one year.

Director Accountability

Directors are generally nominated by boards and elected by shareholders to represent their interests. If there are instances in which the board has failed to adequately consider actions approved by a majority of shareholders, unilaterally taken action against shareholder interests, or, based on independent analysis, failed in its oversight role, votes against those directors deemed responsible (generally based on their functional or committee-level responsibilities) may be recommended. Such conditions will generally not apply to a director who has served less than one year on the board and/or applicable committee, but in such instances may apply to another relevant director in their place.

Contested Director Elections

Contested director elections will be analyzed case by case. The analysis of proxy contests focuses on three key areas:

■The case for change at the target company.

■How has the company performed relative to its peers?

■How effectively has the current board overseen the company’s strategy and execution?

■How does the dissident’s case strengthen the target company’s long-term shareholder returns?

■The quality of company governance.

■How effectively has the company’s governance structure supported shareholder rights consistent with market norms?

■Has the board been sufficiently accessible and responsive to shareholder input in the past?

■The quality of the company’s and dissident’s board nominees.

■Is the incumbent board (and/or the company’s nominees) sufficiently independent, capable, and effective to serve long-term shareholder interests?

■Having made a compelling case for change, do the dissident’s nominees appear better aligned with long-term shareholder interests relative to the company’s nominees?

Pillar II: Board Oversight of Strategy and Risk

Boards are responsible for effective oversight and governance of their companies’ most relevant and material risks and for governance of their companies’ long-term strategy. Boards should take a thorough, integrated, thoughtful approach to identifying, quantifying, mitigating, and disclosing risks that have the potential to affect shareholder returns over the long term. Boards should communicate their approach to risk oversight to shareholders through their normal course of business.

Capitalization

■Increase in authorized common stock. Increases in authorized common stock will generally be supported if the proposed increase represents potential dilution less than or equal to 100%. Increases of more than 100% dilution may be supported if the increase is to be used for a stock split.

■Reverse stock split. Reverse splits of outstanding shares will generally be supported if the number of shares authorized is proportionately reduced and the difference in reduction results in dilution equal to or less than 100%. Regardless of the level of dilution, reverse splits will generally be supported if necessary for the company to remain listed on its current exchange.

■Decrease in outstanding shares to reduce costs. Proposals to reduce outstanding shares to reduce costs will generally be supported if the level at which affected investors are cashed out is not material.

■Amendment of authorized common stock/preferred stock. Proposals to create, amend, or issue common or preferred stock will generally be supported unless the rights of the issuance are materially different from the rights of current shareholders (i.e., differential voting rights) or they include a blank-check provision. Proposals to create such stock will generally be opposed if the accompanying disclosure does not include a statement affirming that the new issuance will not be used for anti-takeover purposes.

■Tracking stock. Issuance of tracking stock as a dividend to current shareholders will generally be supported. Proposals to offer tracking stock through an initial public offering will be supported case by case based on the proposed use of the proceeds, as will proposals calling for the elimination of tracking stock.

Mergers, Acquisitions, and Financial Transactions

Transactions are assessed based on the likelihood that they will preserve or create long-term returns for shareholders. All mergers, acquisitions, and financial transactions will be considered case by case based on a governance-centric evaluation focused on four key areas:

■Valuation

■Does the consideration provided in the transaction appear consistent with other similar transactions (adjusting for size, sector, scope, etc.)?

■Rationale

■Has the board sufficiently articulated how this transaction is aligned with the company’s long-term shareholder returns?

■Board oversight of the deal process

■Has the board provided sufficient evidence of the rigor of the evaluation process? This could include disclosures such as an independent valuation report or fairness opinion, a discussion of the board’s process for evaluating alternative opportunities, management incentives, or other relevant disclosures.

■How did the board manage any potential conflicts of interest among the parties to the transaction?

■The surviving entity’s governance profile

■Are shareholders’ interests sufficiently protected in any surviving entities (in noncash transactions)?

Bankruptcy Proceedings

All proposals related to bankruptcy proceedings will be evaluated case by case. When evaluating proposals to restructure or liquidate a firm, factors such as the financial prospects of the firm, alternative options, and management incentives will be considered.

Environmental/Social Proposals

Each proposal will be evaluated on its merits and in the context that a company’s board has responsibility for providing effective oversight of strategy and risk management. This oversight includes material sector- and company-specific risks and opportunities that have the potential to affect long-term shareholder returns. While each proposal will be assessed on its merits and in the context of a company’s public disclosures, vote analysis will also consider these proposals relative to market norms or widely accepted frameworks. Support may be recommended for a shareholder proposal that:

■Addresses a shortcoming in the company’s current disclosure relative to market norms or to widely accepted investor-oriented frameworks (e.g., the International Sustainability Standards Board (ISSB));

■Reflects an industry-specific, financial materiality-driven approach; and

■Is not overly prescriptive, such as by dictating company strategy or day-to-day operations, time frame, cost, or other matters.

Each of the Funds adopting this policy is a passive investor whose role is not to dictate company strategy or interfere with a company’s day-to-day management. Fulsome disclosure of material risks to long-term shareholder returns by companies is beneficial to the public markets to inform the company’s valuation. Clear, comparable, consistent, and accurate disclosure enables shareholders to understand the strength of a board’s risk oversight. Furthermore, shareholders typically do not have sufficient information about specific business strategies to propose specific operational targets or environmental or social policies for a company, which is a responsibility that resides with management and the board. As such, support is more likely for proposals seeking disclosure of such risks where material and/or for the company’s policies and practices to manage such risks over time.

Independent Auditors

■Ratification of management’s proposed independent auditor. Support will generally be recommended for an independent audit committee’s auditor selection absent material misstatement of financials (or other significant concerns about the integrity of the company’s financial statements) or the payment of excessive fees to the independent auditor beyond audit and audit-related services in prior years. The ratification of independent auditors will be considered case by case when there is a material misstatement of financials or other significant concern about the integrity of the company’s financial statements. Votes against the ratification of auditors may be recommended when tax-related and all other fees exceed the audit and audit-related fees, unless the company’s disclosure makes clear that the non-audit fees are for services that do not impair auditor independence.

■Rotations of auditing firms. Proposals mandating independent auditor rotation will be considered case by case.

■Requirement for a shareholder vote. Shareholder proposals that require companies to submit ratification of independent auditors to a shareholder vote will generally be supported.

Pillar III: Executive pay

Compensation policies linked to long-term relative performance are fundamental drivers of sustainable, long-term investment returns for a company’s investors. Providing effective disclosure of compensation policies, their alignment with company performance, and their outcomes is crucial to giving shareholders confidence in the link between executives’ incentives and rewards and the long-term returns for shareholders.

Advisory Votes on Executive Compensation (Say on Pay)

Because norms and expectations vary by industry type, company size, company age, and geographic location, the following guidelines illustrate elements of effective executive compensation plans and are not a one-size-fits-all tool. Considerations when evaluating executive pay fall into three broad categories:

■Alignment of pay and performance. Company disclosure should include evidence of clear alignment between pay outcomes and company performance. This is mainly assessed through alignment of incentive targets with strategy set by the company and analysis of three-year total shareholder return and realized pay over the same period versus a relevant set of peer companies. If there are concerns that pay and performance are not aligned, votes against a pay-related proposal may be considered.

■Compensation plan structure. Plan structures should be aligned with the company’s stated long- term strategy and should support pay-for-performance alignment. Where a plan includes structural issues that have led to, or could in the future lead to, pay-for-performance misalignment, votes against a pay-related proposal may be considered. For compensation structures that are not typical of a market, companies should consider specific disclosure demonstrating how the structure supports long-term returns for shareholders.

■Governance of compensation plans. Boards should articulate a clear philosophy on executive pay, utilize robust processes to evaluate and evolve executive pay plans, and implement executive pay plans responsive to shareholder feedback over time. Boards should also explain these matters to shareholders via company disclosures. Where pay-related proposals consistently receive low support, boards should demonstrate consideration of shareholder concerns.

Executive compensation proposals (including Say on Pay, compensation reports, and compensation policies) will be evaluated case by case. Support is more likely for proposals and plans aligned with long-term shareholder returns. Those that reflect improvements in compensation practices in the interests of long-term shareholder returns may be supported, even if the proposals are not perfectly aligned with all these guidelines.

Without being prescriptive as to the exact structure of a compensation plan, structures and processes that can reasonably be expected to align pay and performance over time are more likely to be supported. Such structures may include a meaningful portion of equity vesting on performance criteria, strategically aligned performance metrics set to rigorous goals, and clear disclosure of the program and outcomes enabling shareholders to understand the connection to long-term shareholder returns, among other factors. When compensation committees choose to include nonfinancial metrics (such as environmental, social, and governance (ESG) metrics), they should have the same rigor, disclosure, and alignment with key strategic goals, material risks, and shareholder returns as other metrics.

The following situations are among those that raise a higher level of concern related to a compensation plan:

■Pay outcomes are significantly higher than those of peers but total shareholder return is well below that of peers.

■The long-term plan makes up less than 50% of total pay.

■The long-term plan has a performance period of less than three years.

■Plan targets are reset or retested or are not rigorous.

■The target for total pay is set above the peer-group median.

■The following situations are among those that raise warning signs, or a moderate level of concern:

■The company’s disclosed peer group used to benchmark pay is not comparably aligned with the company in size or sector.

■The plan uses absolute metrics only.

■The plan allows for positive discretion only.

■The company uses one-time (e.g., retention) awards.

■The disclosure related to plan structure or payout is limited.

Where these warning signs exist, elements of strong compensation governance, such as board responsiveness and disclosure that includes data, rationale, and alternatives considered, can sometimes serve to mitigate these concerns.

Say on Pay Frequency

Votes will generally be recommended for annual Say on Pay frequency (as opposed to a vote every two or three years).

Additional Executive Pay Matters

Severance packages/golden parachutes. Proposals to approve severance packages (or “golden parachutes”) will generally be supported unless they are excessive or unreasonable (i.e., cash severance payments that total more than

2.99times salary plus targeted bonus and/or have single trigger cash or equity payments). New or renewed severance agreements that provide excessive or unreasonable severance should be submitted to shareholders for approval. If a company’s current severance arrangements are deemed excessive or unreasonable, shareholder proposals requiring that future golden parachutes be put to a vote, provided that ratification after the fact is permitted, may be supported.

Proposals to approve Say on Severance will generally be supported unless they are excessive or unreasonable.

Shareholder proposals on pay for superior performance. Shareholder proposals that call for companies to set standards that require pay for superior performance will generally not be supported, particularly when the proposal calls for specific performance standards.

Adopting, Amending, and/or Adding Shares to Equity Compensation Plans

Appropriately designed stock-based compensation plans, administered by an independent board committee and approved by shareholders, can be an effective way to align the interests of management, employees, and directors with long-term shareholder returns.

Compensation plan proposals will be considered case by case. A plan or proposal will be evaluated in the context of several factors to determine whether it balances the interests of employees and the company’s other shareholders.

These factors include the industry in which a company operates, market capitalization, and competitors for talent. Support is more likely for a proposal in circumstances that include the following:

■Senior executives must hold a minimum amount of company stock (frequently expressed as a multiple of salary).

■Stock acquired through equity awards must be held for a certain period.

■The program includes performance-vesting awards, indexed options, or other performance-linked grants.

■Concentration of equity grants to senior executives is limited.

■Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

■Votes against a proposal are more likely in circumstances that include the following:

■Total potential dilution (including all stock-based plans) exceeds 20% of shares outstanding.

■Annual equity grants have exceeded 4% of shares outstanding.

■The plan permits repricing or replacement of options without shareholder approval.

■The plan provides for the issuance of reload options.

■The plan contains an automatic share replenishment (“evergreen”) feature.

Additional Employee Compensation Matters

Repricing or replacing underwater options. Support is more likely for proposals to reprice or exchange stock options that meet the following three considerations:

■Value neutrality. An exchange/repricing proposal should be value-neutral.

■Exclusion of executive and director participation. Executives and directors should not participate in an exchange or repricing. If they do, the board should clearly state why the program is necessary to retain and provide incentives to executives and directors for the benefit of long-term shareholder returns.

■Additional vesting requirements. New shares granted in an exchange should vest no earlier than the vesting date of the shares for which they were exchanged, and preferably later.

Granting stock options. Management proposals to grant one-time stock options may be opposed if dilution limits are exceeded. Other proposals will be evaluated case by case.

Adopting deferred compensation plan. Proposals to adopt a deferred compensation plan will generally be supported unless the plan includes discounts.

Adopting or adding shares to an employee stock purchase plan. Proposals to adopt or add shares to employee stock purchase plans will generally be supported unless they allow employees to purchase shares at a price less than 85% of fair market value.

Amending a 401(k) plan to allow excess benefits. Proposals to amend a 401(k) plan to allow for excess benefits will generally be supported.

Nonemployee Director Compensation

Proposals to adopt or amend nonexecutive director equity compensation plans, including stock award plans, will be evaluated case by case. Considerations include potential dilution, the size of the plan relative to employee equity compensation plans, annual grants made to nonemployee directors, and total director compensation relative to market norms.

Nonemployee director equity compensation plans that allow for repricing, those that contain an evergreen feature (automatic renewal), and nonemployee director pensions will generally be opposed.

All other proposals for nonemployee director compensation will be considered case by case.

Pillar IV: Shareholder Rights

The Funds believe that companies should adopt governance practices to ensure that boards and management serve in the best interests of the shareholders they represent. Such governance practices safeguard and support foundational rights for shareholders. Proposals on many of the following matters may be submitted by either company management or shareholders; proposals—irrespective of the proponent—that seek approval for governance structures that safeguard shareholder rights will generally be supported (and those that do not will generally be opposed) as described below.

Board Structure and Director Elections

The Funds believe that each company’s board is generally best positioned to fill director vacancies (subject to shareholder ratification at the next annual meeting) and to set the board’s size, tenure, and other structural provisions, so long as any such provision does not serve as an anti-takeover measure.

Classified (“staggered”) boards. Votes will generally be recommended for proposals to declassify a current board and against proposals to create a classified board.

Cumulative voting. Votes will generally be recommended for management proposals to eliminate cumulative voting and against management or shareholder proposals to adopt cumulative voting.

Majority voting. If the company has plurality voting, votes will generally be recommended for shareholder proposals that require a majority vote for election of directors. Votes will also generally be recommended for management proposals to implement majority voting for election of directors. Votes may be recommended against shareholder proposals that require a majority vote for election of directors if the company has a director resignation policy under which a nominee who fails to get a majority of votes is required to resign.

Approval to fill board vacancies without shareholder approval. Votes will generally be recommended for management proposals to allow the directors to fill vacancies on the board if the company requires a majority vote for the election of directors and the board is not classified. Votes will generally be recommended against management proposals to allow directors to fill vacancies on a classified board.

Board authority to set board size. Votes will generally be recommended for management proposals to set the board at a specific size or designate a reasonable range to provide flexibility. However, the anti-takeover effects of such proposals will be considered, particularly in the context of a hostile takeover offer or board contest. Votes will generally be recommended against management proposals to give the board the authority to set the size of the board without shareholder approval at a future time.

Term limits for outside directors. Votes will generally be recommended for management proposals to limit terms of outside directors and against shareholder proposals to limit such terms.

Shareholder Access

Management and shareholder proposals to adopt proxy access will be considered case by case. Generally, votes will be recommended for proposals permitting a shareholder or a group of shareholders (which should not be limited to fewer than 20) representing ownership and holdings thresholds of at least 3% of a company’s outstanding shares for three years to nominate up to 20% of the seats on the board. Any cap on the number of shareholders that can aggregate to satisfy the 3% outstanding share threshold should not be lower than 20.

Shareholder proposals that have differing thresholds will be considered if the company has not adopted any proxy access provision and does not intend to do so.

Additional Share Classes

The Funds believe that the alignment of voting and economic interests is a foundation of good governance. As such, companies issuing, or proposing to issue, more than one class of stock with different classes carrying different voting rights should bear in mind many investors’ “one-share, one-vote” philosophy, while not hindering public capital formation in the equity markets. Furthermore, a newly public, dual-class company should consider adopting a sunset provision that would move the company toward a one-share, one-vote structure over time.

Proposals relating to the introduction of additional share classes with differential voting rights and proposals relating to the elimination of dual-class share structures with differential voting rights will be evaluated case by case.

Defensive Structures

All situations involving defensive structures are reviewed holistically and on a case-by-case basis as facts and circumstances vary widely across issuers and over time.

Shareholder rights plans/poison pills. Votes will generally be recommended against the adoption of poison pill proposals and for shareholder proposals to rescind poison pills, unless company-specific circumstances require that the board and management be provided reasonable time and protection in order to guide the company’s strategy without excessive short-term distractions. This analysis would typically require engagements with both the company and the acquirer/activist to understand the proposal.

■Structures and practices that are short-term in nature (typically terms of one year or less) will generally be supported.

■Shareholder ratification of such plans at the next practicable annual meeting and at each subsequent annual meeting while the plan is in place are preferred. In cases where this is not the practice, a shareholder proposal to adopt such practice may be supported.

■Votes will generally be recommended for net operating loss (NOL) poison pills and proposals to amend securities transfer restrictions that are intended to preserve net operating losses that would be lost as a result of a change in control, as long as the NOLs exist, and the provision sets forth a five-year sunset provision.

Consideration of other stakeholder interests. Management proposals to expand or clarify the authority of the board of directors to consider factors outside the interests of shareholders will be evaluated case by case.

Other anti-takeover provisions. In general, votes will be recommended for proposals to create anti-greenmail provisions and eliminate fair price provisions. Votes may be recommended for shareholder proposals to opt out of anti-takeover provisions in state corporation laws where that is allowed.

Voting Requirements

Absent regulatory requirements, the Funds believe that material matters subject to shareholder approval should require support from no more than a majority of the company’s shares outstanding. As such, votes will generally be recommended against proposals to adopt supermajority vote requirements and for proposals to reduce or eliminate such requirements.

Special Meetings and Written Consent

If a company does not provide shareholders the right to call a special meeting, votes will generally be recommended for management proposals to establish that right. Votes will also generally be recommended for shareholder proposals to establish this right, as long as the ownership threshold for shareholders to have the right to call a special meeting is not below 10% of current shares outstanding.

If a company already provides shareholders the right to call a special meeting at a threshold of 25% or lower, votes will generally be recommended:

■Against management proposals to increase the ownership threshold above 25%.

■Against shareholder proposals to lower the ownership threshold below the current threshold.

Management proposals to establish the right to act by majority written consent will generally be supported, as will shareholder proposals to adopt this right if shareholders do not have the right to call a special meeting.

Advance Notice of Shareholder Proposals

Votes will generally be recommended for management proposals to adopt advance notice requirements if the provision provides for notice of a minimum of 30 days and a maximum of 120 days before the meeting date and a submission window of at least 30 days prior to the deadline, and reasonable disclosure and ownership requirements that are not overly restrictive or burdensome for shareholders.

Bylaws Amendment Procedures

Votes will generally be recommended against management proposals that give the board the exclusive authority to amend the bylaws.

Change of Company Name

Votes will generally be recommended for proposals to change the company name unless evidence shows that the change would hurt shareholder returns.

Reincorporation

Management proposals to reincorporate to another domicile will be evaluated case by case based on the relative costs and benefits to both the company and shareholders. Considerations include the reasons for the relocation and the differences in regulation, governance, shareholder rights, and potential benefits.

Votes will generally be recommended against shareholder proposals to reincorporate from one domicile to another.

Exclusive Forum/Exclusive Jurisdiction

Management proposals to adopt an exclusive forum provision will be evaluated case by case. Considerations include the reasons for the proposal, regulations, governance, and shareholder rights available in the applicable jurisdiction, and the breadth of the application of the bylaw.

Companies will generally be given latitude on organizational matters and proposals to designate state courts in a company’s state of incorporation or principal place of business will generally be supported. Any such choice of a state or federal court should generally be broad-based, rather than limited to a specific court within a state.

Shareholder Meeting Rules and Procedures

Quorum requirements. Votes will generally be recommended against proposals that would decrease quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling arguments to support such a decrease.

Other such matters that may come before the meeting. Votes will generally be recommended against proposals to approve other such matters that may come before the meeting.

Adjournment of a meeting to solicit more votes. In general, votes will be recommended for proposals to adjourn the meeting if the proposals in question are being supported and against such proposals if they are being opposed.

Bundled proposals. Bundled management proposals will be evaluated case by case.

Change in date, time, or location of annual general meeting. Votes will generally be recommended for management proposals to change the date, time, or location of the annual meeting if the proposed changes are reasonable.

Hybrid/virtual meetings. Votes will generally be recommended for proposals seeking permission to conduct “hybrid” meetings (in which shareholders can attend a meeting of the company in person or elect to participate online). Proposals to conduct “virtual-only” meetings (held entirely through online participation with no corresponding in-person meeting) may be supported. Virtual meetings should be designed by a company so as not to curtail shareholder rights—e.g., by limiting the ability for shareholders to ask questions.

Fund Proxy Policy – Funds with Proxy Voting Administered by Vanguard Portfolio Management

Introduction

This proxy voting policy (the Policy) describes general positions on proxy proposals that may be subject to a shareholder vote at U.S.-domiciled companies and is aligned with governance practices believed to support long-term shareholder returns. The Policy has been adopted by the boards (or relevant governing bodies) of funds and portfolios managed by certain Vanguard-affiliated entities including U.S.-domiciled mutual funds and ETFs advised by Vanguard Portfolio Management, LLC (VPM), as well as the boards of Vanguard Fiduciary Trust Company and Vanguard Global Advisers, LLC in connection with their management of certain equity index and quantitative equity funds and portfolios (together with the U.S.-domiciled mutual funds and ETFs advised by VPM, the “Funds”). The adoption of this Policy is anchored in the belief that effective corporate governance practices support long-term investment returns.

It is important to note that proposals—whether submitted by company management or other shareholders—often require a facts-and-circumstances analysis based on an expansive set of factors. While the Policy may recommend a particular voting decision, all proposals are voted case by case as determined in the best interests of each Fund consistent with its investment objective. The Policy is applied over an extended period of time; as such, if a company’s board is not responsive to voting results on certain matters, support may be withheld for those and other matters in the future.

As a baseline, the Policy looks for companies to abide by the relevant governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) of the market(s) in which they are listed. While the Policy is informed by such frameworks, final voting decisions may differ from the application of those frameworks due to the investment stewardship team’s independent research, analysis, and engagement. In addition, this Policy and its application to specific voting matters are predicated on the relevant Funds’ acquisition and ownership of securities in the ordinary course of business, without the intent of influencing company strategy or changing the control of the issuer. These Funds will not nominate directors, solicit or participate in the solicitation of proxies, or submit shareholder proposals at portfolio companies. The application of this Policy to specific voting matters will also adhere to any passivity requirements to which the Funds and/or The Vanguard Group, Inc. and any of its subsidiaries (collectively, Vanguard) may be subject.

Pillar I: Board Composition and Effectiveness

The Funds believe that in order to maximize the long-term return of shareholders’ investments in each company, the individuals who serve as board directors to represent the interests of all shareholders should be appropriately independent, experienced, committed, capable, and diverse. Diversity of thought, background, and experiences meaningfully contribute to the ability of boards to serve as effective, engaged stewards of shareholders’ interests. The evaluation of portfolio company boards will be informed by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.).

Board and Key Committee Independence1

In order to appropriately represent shareholder interests in the oversight of company management, a majority of directors of a noncontrolled company should be independent, as should all of the members of the board’s key committees (audit, compensation, and nominating/governance or their equivalents).2

A director’s independence will generally be determined based on a company’s disclosure in the context of relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) supplemented by independent research and/or engagement.

In cases where a noncontrolled company does not maintain a majority independent board, votes against members of the nominating committee and all nonindependent members of that board may be recommended. In cases where a noncontrolled company board is not majority independent over multiple years, votes may be recommended against the entire board. In cases where any of the key committees of a noncontrolled company are not entirely independent, votes may be recommended against (a) the nonindependent members of that committee, and (b) all of the members of the board’s nominating committee. (In the absence of an explicit nominating committee, votes will generally be recommended against those directors responsible for nominating and/or appointing directors; this may include the entire board.)

At controlled companies, support will generally be recommended for a nonindependent director on a compensation committee or a nominating and governance committee, so long as the relevant committee is majority independent.

In both instances, if nominating committee members are not up for election in a given year, votes against any other relevant board member(s) may be recommended.

Independent Board Leadership

The Funds believe that shareholders’ interests are best served by board leadership that is independent of company management. While this may take the form of an independent chair of the board or a lead independent director (with sufficiently robust authority and responsibilities), the Funds generally believe that determining the appropriate independent board leadership structure should be within the purview of the board. Certain shareholder proposals seek to require that companies do not permit the same person to serve as both CEO and chair of the board of directors. Proponents believe that separation of these duties will create a more independent board.

Given the Funds’ belief that this matter should be within the purview of a company’s board, votes will generally be recommended against shareholder proposals to separate the CEO and chair roles. Votes for such proposals may be recommended if there are significant concerns regarding the independence or effectiveness of the board at the company in question.

1Certain exchange-listing standards and regulatory provisions may apply more limited (or no) independence requirements to the boards of controlled companies (i.e., those in which a majority voting interest is held by company insiders or affiliates). In such cases, the majority of compensation and nominating/governance committee members should be independent; audit committees are expected to be entirely independent regardless of a company’s control status. Committee composition at controlled companies that is inconsistent with these independence expectations may generally result in votes against nonindependent members of the committee in question, as well as the members of the nominating committee.

2 The relevant exchange-listing standards provide an exception to the majority board independence requirement for controlled companies (companies in which more than 50% of the voting securities are controlled by a shareholder or group of affiliated shareholders). Accordingly, this guideline applies only to noncontrolled companies. A noncontrolled company is a company in which 50% or less of the voting power for the election of its directors is held by a single person, entity, or group.

Board Composition

The Funds believe that boards should be fit for purpose by reflecting sufficient breadth of skills, experiences, and perspectives resulting in cognitive diversity that enables effective, independent oversight on behalf of all shareholders. The appropriate mix of skills, experiences, and perspectives is unique to each board and should reflect expertise related to the company’s strategy and material risks from a variety of vantage points.

To this end, the Funds believe that companies should produce fulsome disclosure of a board’s process for building, assessing, and maintaining an effective board well suited to supporting the company’s strategy, long-term performance, and shareholder returns. Such fulsome disclosure may include the range of skills, background, and experiences that each board member provides and their alignment with the company’s strategy (often presented as a skills matrix). Such disclosure may also cover the board’s process for evaluating the composition and effectiveness of their board on a regular basis, the identification of gaps and opportunities to be addressed through board refreshment and evolution, and a robust nomination (and renomination) process to ensure the right mix of skills, experiences, and perspectives in the future.

A board’s composition should comply with requirements set by relevant market-specific governance frameworks (e.g., listing standards, governance codes, laws, regulations, etc.) and be consistent with market norms in the markets in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, the board’s rationale for such differences (and any anticipated actions) should be explained in the company’s public disclosures.

Votes against the nomination/governance committee chair may be recommended if, based on research and/or engagement, a company’s board composition and/or related disclosure is inconsistent with relevant market-specific governance frameworks or market norms.

Director Capacity and Commitments

Directors’ responsibilities are complex and time-consuming. Therefore, shareholders seek to understand whether the number of directorship positions held by a director makes it challenging for that director to dedicate the requisite time and attention to effectively fulfill their responsibilities at each company (sometimes referred to as being “overboarded”). While no two boards are identical and time commitments for directorships may vary, the Funds believe that limitations on the number of board positions held by individual directors may be appropriate, absent compelling evidence to the contrary.

Votes may generally be recommended against any director who is a public company executive and sits on more than two public company boards. In this instance, votes will typically be recommended against the nominee at each company where they serve as a nonexecutive director, but not at the company where they serve as an executive.

Similarly, votes may also generally be recommended against any director who serves on more than four public company boards. In such cases, votes will typically be recommended against the director at each company except the one (if any) where they serve as board chair or lead independent director.

In certain instances, support will be considered for a director who would otherwise be considered overboarded under the standards above, taking into account relevant market-specific governance frameworks or company-specific facts and circumstances.

The Funds believe that portfolio companies should adopt good governance practices regarding director commitments, including a policy regarding director capacity and commitments and disclosure of the board’s oversight of the implementation of that policy. Helpful disclosure includes a discussion of the company’s policy (e.g., what limits are in place) and, if a nominee for director exceeds the policy, any considerations and rationale for the director’s nomination. Additionally, it is good practice to include disclosure of how the board developed its policy and how frequently it is reviewed to ensure it remains appropriate.

Director Attendance

Votes will generally be recommended against directors who attended less than 75% of board or committee meetings (in the aggregate) in the previous year unless an extenuating circumstance is disclosed, or they have served on the board for less than one year.

Director Accountability

Directors are generally nominated by boards and elected by shareholders to represent their interests. If there are instances in which the board has failed to adequately consider actions approved by a majority of shareholders, unilaterally taken action against shareholder interests, or, based on independent analysis, failed in its oversight role, votes against those directors deemed responsible (generally based on their functional or committee-level responsibilities) may be recommended. Such conditions will generally not apply to a director who has served less than one year on the board and/or applicable committee, but in such instances may apply to another relevant director in their place.

Contested Director Elections

Contested director elections will be analyzed case by case. The analysis of proxy contests focuses on three key areas:

■The case for change at the target company.

■How has the company performed relative to its peers?

■How effectively has the current board overseen the company’s strategy and execution?

■How does the dissident’s case strengthen the target company’s long-term shareholder returns?

■The quality of company governance.

■How effectively has the company’s governance structure supported shareholder rights consistent with market norms?

■Has the board been sufficiently accessible and responsive to shareholder input in the past?

■The quality of the company’s and dissident’s board nominees.

■Is the incumbent board (and/or the company’s nominees) sufficiently independent, capable, and effective to serve long-term shareholder interests?

■Having made a compelling case for change, do the dissident’s nominees appear better aligned with long-term shareholder interests relative to the company’s nominees?

Pillar II: Board Oversight of Strategy and Risk

Boards are responsible for effective oversight and governance of their companies’ most relevant and material risks and for governance of their companies’ long-term strategy. Boards should take a thorough, integrated, thoughtful approach to identifying, quantifying, mitigating, and disclosing risks that have the potential to affect shareholder returns over the long term. Boards should communicate their approach to risk oversight to shareholders through their normal course of business.

Capitalization

■Increase in authorized common stock. Increases in authorized common stock will generally be supported if the proposed increase represents potential dilution less than or equal to 100%. Increases of more than 100% dilution may be supported if the increase is to be used for a stock split.

■Reverse stock split. Reverse splits of outstanding shares will generally be supported if the number of shares authorized is proportionately reduced and the difference in reduction results in dilution equal to or less than 100%. Regardless of the level of dilution, reverse splits will generally be supported if necessary for the company to remain listed on its current exchange.

■Decrease in outstanding shares to reduce costs. Proposals to reduce outstanding shares to reduce costs will generally be supported if the level at which affected investors are cashed out is not material.

■Amendment of authorized common stock/preferred stock. Proposals to create, amend, or issue common or preferred stock will generally be supported unless the rights of the issuance are materially different from the rights of current shareholders (i.e., differential voting rights) or they include a blank-check provision. Proposals to create such stock will generally be opposed if the accompanying disclosure does not include a statement affirming that the new issuance will not be used for anti-takeover purposes.

■Tracking stock. Issuance of tracking stock as a dividend to current shareholders will generally be supported. Proposals to offer tracking stock through an initial public offering will be supported case by case based on the proposed use of the proceeds, as will proposals calling for the elimination of tracking stock.

Mergers, Acquisitions, and Financial Transactions

Transactions are assessed based on the likelihood that they will preserve or create long-term returns for shareholders. All mergers, acquisitions, and financial transactions will be considered case by case based on a governance-centric evaluation focused on four key areas:

■Valuation

■Does the consideration provided in the transaction appear consistent with other similar transactions (adjusting for size, sector, scope, etc.)?

■Rationale

■Has the board sufficiently articulated how this transaction is aligned with the company’s long-term shareholder returns?

■Board oversight of the deal process

■Has the board provided sufficient evidence of the rigor of the evaluation process? This could include disclosures such as an independent valuation report or fairness opinion, a discussion of the board’s process for evaluating alternative opportunities, management incentives, or other relevant disclosures.

■How did the board manage any potential conflicts of interest among the parties to the transaction?

■The surviving entity’s governance profile

■Are shareholders’ interests sufficiently protected in any surviving entities (in noncash transactions)?

Bankruptcy Proceedings

All proposals related to bankruptcy proceedings will be evaluated case by case. When evaluating proposals to restructure or liquidate a firm, factors such as the financial prospects of the firm, alternative options, and management incentives will be considered.

Environmental/Social Proposals

Each proposal will be evaluated on its merits and in the context that a company’s board has responsibility for providing effective oversight of strategy and risk management. This oversight includes material sector- and company-specific risks and opportunities that have the potential to affect long-term shareholder returns.

While each proposal will be assessed on its merits and in the context of a company’s public disclosures, vote analysis will also consider these proposals relative to market norms or widely accepted frameworks.

Support may be recommended for a shareholder proposal that:

■Addresses a shortcoming in the company’s current disclosure relative to market norms or to widely accepted investor-oriented frameworks (e.g., the International Sustainability Standards Board (ISSB));

■Reflects an industry-specific, financial materiality-driven approach; and

■Is not overly prescriptive, such as by dictating company strategy or day-to-day operations, time frame, cost, or other matters.

Each of the Funds adopting this policy is a passive investor whose role is not to dictate company strategy or interfere with a company’s day-to-day management. Fulsome disclosure of material risks to long-term shareholder returns by companies is beneficial to the public markets to inform the company’s valuation. Clear, comparable, consistent, and accurate disclosure enables shareholders to understand the strength of a board’s risk oversight. Furthermore, shareholders typically do not have sufficient information about specific business strategies to propose specific operational targets or environmental or social policies for a company, which is a responsibility that resides with management and the board. As such, support is more likely for proposals seeking disclosure of such risks where material and/or for the company’s policies and practices to manage such risks over time.

Independent Auditors

Ratification of management’s proposed independent auditor. Support will generally be recommended for an independent audit committee’s auditor selection absent material misstatement of financials (or other significant concerns about the integrity of the company’s financial statements) or the payment of excessive fees to the independent auditor beyond audit and audit-related services in prior years. The ratification of independent auditors will be considered case by case when there is a material misstatement of financials or other significant concern about the integrity of the company’s financial statements. Votes against the ratification of auditors may be recommended when tax-related and all other fees exceed the audit and audit-related fees, unless the company’s disclosure makes clear that the non-audit fees are for services that do not impair auditor independence.

Rotations of auditing firms. Proposals mandating independent auditor rotation will be considered case by case.

Requirement for a shareholder vote. Shareholder proposals that require companies to submit ratification of independent auditors to a shareholder vote will generally be supported.

Pillar III: Executive Pay

Compensation policies linked to long-term relative performance are fundamental drivers of sustainable, long-term investment returns for a company’s investors. Providing effective disclosure of compensation policies, their alignment with company performance, and their outcomes is crucial to giving shareholders confidence in the link between executives’ incentives and rewards and the long-term returns for shareholders.

Advisory Votes on Executive Compensation (Say on Pay)

Because norms and expectations vary by industry type, company size, company age, and geographic location, the following guidelines illustrate elements of effective executive compensation plans and are not a one-size-fits-all tool.

Considerations when evaluating executive pay fall into three broad categories:

■Alignment of pay and performance. Company disclosure should include evidence of clear alignment between pay outcomes and company performance. This is mainly assessed through alignment of incentive targets with strategy set by the company and analysis of three-year total shareholder return and realized pay over the same period versus a relevant set of peer companies. If there are concerns that pay and performance are not aligned, votes against a pay-related proposal may be considered.

■Compensation plan structure. Plan structures should be aligned with the company’s stated long- term strategy and should support pay-for-performance alignment. Where a plan includes structural issues that have led to, or could in the future lead to, pay-for-performance misalignment, votes against a pay-related proposal may be considered. For compensation structures that are not typical of a market, companies should consider specific disclosure demonstrating how the structure supports long-term returns for shareholders.

■Governance of compensation plans. Boards should articulate a clear philosophy on executive pay, utilize robust processes to evaluate and evolve executive pay plans, and implement executive pay plans responsive to shareholder feedback over time. Boards should also explain these matters to shareholders via company disclosures. Where pay-related proposals consistently receive low support, boards should demonstrate consideration of shareholder concerns.

Executive compensation proposals (including Say on Pay, compensation reports, and compensation policies) will be evaluated case by case. Support is more likely for proposals and plans aligned with long-term shareholder returns. Those that reflect improvements in compensation practices in the interests of long-term shareholder returns may be supported, even if the proposals are not perfectly aligned with all these guidelines.

Without being prescriptive as to the exact structure of a compensation plan, structures and processes that can reasonably be expected to align pay and performance over time are more likely to be supported. Such structures may include a meaningful portion of equity vesting on performance criteria, strategically aligned performance metrics set to rigorous goals, and clear disclosure of the program and outcomes enabling shareholders to understand the connection to long-term shareholder returns, among other factors. When compensation committees choose to include nonfinancial metrics (such as environmental, social, and governance (ESG) metrics), they should have the same rigor, disclosure, and alignment with key strategic goals, material risks, and shareholder returns as other metrics.

The following situations are among those that raise a higher level of concern related to a compensation plan:

■Pay outcomes are significantly higher than those of peers but total shareholder return is well below that of peers.

■The long-term plan makes up less than 50% of total pay.

■The long-term plan has a performance period of less than three years.

■Plan targets are reset or retested or are not rigorous.

■The target for total pay is set above the peer-group median.

The following situations are among those that raise warning signs, or a moderate level of concern:

■The company’s disclosed peer group used to benchmark pay is not comparably aligned with the company in size or sector.

■The plan uses absolute metrics only.

■The plan allows for positive discretion only.

■The company uses one-time (e.g., retention) awards.

■The disclosure related to plan structure or payout is limited.

Where these warning signs exist, elements of strong compensation governance, such as board responsiveness and disclosure that includes data, rationale, and alternatives considered, can sometimes serve to mitigate these concerns.

Say on Pay Frequency

Votes will generally be recommended for annual Say on Pay frequency (as opposed to a vote every two or three years).

Additional Executive Pay Matters

Severance packages/golden parachutes. Proposals to approve severance packages (or “golden parachutes”) will generally be supported unless they are excessive or unreasonable (i.e., cash severance payments that total more than 2.99 times salary plus targeted bonus and/or have single trigger cash or equity payments). New or renewed severance agreements that provide excessive or unreasonable severance should be submitted to shareholders for approval. If a company’s current severance arrangements are deemed excessive or unreasonable, shareholder proposals requiring that future golden parachutes be put to a vote, provided that ratification after the fact is permitted, may be supported. Proposals to approve Say on Severance will generally be supported unless they are excessive or unreasonable.

Shareholder proposals on pay for superior performance. Shareholder proposals that call for companies to set standards that require pay for superior performance will generally not be supported, particularly when the proposal calls for specific performance standards.

Adopting, Amending, and/or Adding Shares to Equity Compensation Plans

Appropriately designed stock-based compensation plans, administered by an independent board committee and approved by shareholders, can be an effective way to align the interests of management, employees, and directors with long-term shareholder returns.

Compensation plan proposals will be considered case by case. A plan or proposal will be evaluated in the context of several factors to determine whether it balances the interests of employees and the company’s other shareholders.

These factors include the industry in which a company operates, market capitalization, and competitors for talent. Support is more likely for a proposal in circumstances that include the following:

■Senior executives must hold a minimum amount of company stock (frequently expressed as a multiple of salary).

■Stock acquired through equity awards must be held for a certain period.

■The program includes performance-vesting awards, indexed options, or other performance-linked grants.

■Concentration of equity grants to senior executives is limited.

■Stock-based compensation is clearly used as a substitute for cash in delivering market-competitive total pay.

Votes against a proposal are more likely in circumstances that include the following:

■Total potential dilution (including all stock-based plans) exceeds 20% of shares outstanding.

■Annual equity grants have exceeded 4% of shares outstanding.

■The plan permits repricing or replacement of options without shareholder approval.

■The plan provides for the issuance of reload options.

■The plan contains an automatic share replenishment (“evergreen”) feature.

Additional Employee Compensation Matters

Repricing or replacing underwater options. Support is more likely for proposals to reprice or exchange stock options that meet the following three considerations:

■Value neutrality. An exchange/repricing proposal should be value-neutral.

■Exclusion of executive and director participation. Executives and directors should not participate in an exchange or repricing. If they do, the board should clearly state why the program is necessary to retain and provide incentives to executives and directors for the benefit of long-term shareholder returns.

■Additional vesting requirements. New shares granted in an exchange should vest no earlier than the vesting date of the shares for which they were exchanged, and preferably later.

Granting stock options. Management proposals to grant one-time stock options may be opposed if dilution limits are exceeded. Other proposals will be evaluated case by case.

Adopting deferred compensation plan. Proposals to adopt a deferred compensation plan will generally be supported unless the plan includes discounts.

Adopting or adding shares to an employee stock purchase plan. Proposals to adopt or add shares to employee stock purchase plans will generally be supported unless they allow employees to purchase shares at a price less than 85% of fair market value.

Amending a 401(k) plan to allow excess benefits. Proposals to amend a 401(k) plan to allow for excess benefits will generally be supported.

Nonemployee Director Compensation

Proposals to adopt or amend nonexecutive director equity compensation plans, including stock award plans, will be evaluated case by case. Considerations include potential dilution, the size of the plan relative to employee equity compensation plans, annual grants made to nonemployee directors, and total director compensation relative to market norms.

Nonemployee director equity compensation plans that allow for repricing, those that contain an evergreen feature (automatic renewal), and nonemployee director pensions will generally be opposed.

All other proposals for nonemployee director compensation will be considered case by case.

Pillar IV: Shareholder Rights

The Funds believe that companies should adopt governance practices to ensure that boards and management serve in the best interests of the shareholders they represent. Such governance practices safeguard and support foundational rights for shareholders. Proposals on many of the following matters may be submitted by either company management or shareholders; proposals—irrespective of the proponent—that seek approval for governance structures that safeguard shareholder rights will generally be supported (and those that do not will generally be opposed) as described below.

Board Structure and Director Elections

The Funds believe that each company’s board is generally best positioned to fill director vacancies (subject to shareholder ratification at the next annual meeting) and to set the board’s size, tenure, and other structural provisions, so long as any such provision does not serve as an anti-takeover measure.

Classified (“staggered”) boards. Votes will generally be recommended for proposals to declassify a current board and against proposals to create a classified board.

Cumulative voting. Votes will generally be recommended for management proposals to eliminate cumulative voting and against management or shareholder proposals to adopt cumulative voting.

Majority voting. If the company has plurality voting, votes will generally be recommended for shareholder proposals that require a majority vote for election of directors. Votes will also generally be recommended for management proposals to implement majority voting for election of directors. Votes may be recommended against shareholder proposals that require a majority vote for election of directors if the company has a director resignation policy under which a nominee who fails to get a majority of votes is required to resign.

Approval to fill board vacancies without shareholder approval. Votes will generally be recommended for management proposals to allow the directors to fill vacancies on the board if the company requires a majority vote for the election of directors and the board is not classified. Votes will generally be recommended against management proposals to allow directors to fill vacancies on a classified board.

Board authority to set board size. Votes will generally be recommended for management proposals to set the board at a specific size or designate a reasonable range to provide flexibility. However, the anti-takeover effects of such proposals will be considered, particularly in the context of a hostile takeover offer or board contest. Votes will generally be recommended against management proposals to give the board the authority to set the size of the board without shareholder approval at a future time.

Term limits for outside directors. Votes will generally be recommended for management proposals to limit terms of outside directors and against shareholder proposals to limit such terms.

Shareholder Access

Management and shareholder proposals to adopt proxy access will be considered case by case. Generally, votes will be recommended for proposals permitting a shareholder or a group of shareholders (which should not be limited to fewer than 20) representing ownership and holdings thresholds of at least 3% of a company’s outstanding shares for three years to nominate up to 20% of the seats on the board. Any cap on the number of shareholders that can aggregate to satisfy the 3% outstanding share threshold should not be lower than 20.

Shareholder proposals that have differing thresholds will be considered if the company has not adopted any proxy access provision and does not intend to do so.

Additional Share Classes

The Funds believe that the alignment of voting and economic interests is a foundation of good governance. As such, companies issuing, or proposing to issue, more than one class of stock with different classes carrying different voting rights should bear in mind many investors’ “one-share, one-vote” philosophy, while not hindering public capital formation in the equity markets. Furthermore, a newly public, dual-class company should consider adopting a sunset provision that would move the company toward a one-share, one-vote structure over time.

Proposals relating to the introduction of additional share classes with differential voting rights and proposals relating to the elimination of dual-class share structures with differential voting rights will be evaluated case by case.

Defensive Structures

All situations involving defensive structures are reviewed holistically and on a case-by-case basis as facts and circumstances vary widely across issuers and over time.

Shareholder rights plans/poison pills. Votes will generally be recommended against the adoption of poison pill proposals and for shareholder proposals to rescind poison pills, unless company-specific circumstances require that the board and management be provided reasonable time and protection in order to guide the company’s strategy without excessive short-term distractions. This analysis would typically require engagements with both the company and the acquirer/activist to understand the proposal.

■Structures and practices that are short-term in nature (typically terms of one year or less) will generally be supported.

■Shareholder ratification of such plans at the next practicable annual meeting and at each subsequent annual meeting while the plan is in place are preferred. In cases where this is not the practice, a shareholder proposal to adopt such practice may be supported.

■Votes will generally be recommended for net operating loss (NOL) poison pills and proposals to amend securities transfer restrictions that are intended to preserve net operating losses that would be lost as a result of a change in control, as long as the NOLs exist, and the provision sets forth a five-year sunset provision.

Consideration of other stakeholder interests. Management proposals to expand or clarify the authority of the board of directors to consider factors outside the interests of shareholders will be evaluated case by case.

Other anti-takeover provisions. In general, votes will be recommended for proposals to create anti-greenmail provisions and eliminate fair price provisions. Votes may be recommended for shareholder proposals to opt out of anti-takeover provisions in state corporation laws where that is allowed.

Voting Requirements

Absent regulatory requirements, the Funds believe that material matters subject to shareholder approval should require support from no more than a majority of the company’s shares outstanding. As such, votes will generally be recommended against proposals to adopt supermajority vote requirements and for proposals to reduce or eliminate such requirements.

Special Meetings and Written Consent

If a company does not provide shareholders the right to call a special meeting, votes will generally be recommended for management proposals to establish that right. Votes will also generally be recommended for shareholder proposals to establish this right, as long as the ownership threshold for shareholders to have the right to call a special meeting is not below 10% of current shares outstanding.

If a company already provides shareholders the right to call a special meeting at a threshold of 25% or lower, votes will generally be recommended:

■Against management proposals to increase the ownership threshold above 25%.

■Against shareholder proposals to lower the ownership threshold below the current threshold.

Management proposals to establish the right to act by majority written consent will generally be supported, as will shareholder proposals to adopt this right if shareholders do not have the right to call a special meeting.

Advance Notice of Shareholder Proposals

Votes will generally be recommended for management proposals to adopt advance notice requirements if the provision provides for notice of a minimum of 30 days and a maximum of 120 days before the meeting date and a submission window of at least 30 days prior to the deadline, and reasonable disclosure and ownership requirements that are not overly restrictive or burdensome for shareholders.

Bylaws Amendment Procedures

Votes will generally be recommended against management proposals that give the board the exclusive authority to amend the bylaws.

Change of Company Name

Votes will generally be recommended for proposals to change the company name unless evidence shows that the change would hurt shareholder returns.

Reincorporation

Management proposals to reincorporate to another domicile will be evaluated case by case based on the relative costs and benefits to both the company and shareholders. Considerations include the reasons for the relocation and the differences in regulation, governance, shareholder rights, and potential benefits.

Votes will generally be recommended against shareholder proposals to reincorporate from one domicile to another.

Exclusive Forum/Exclusive Jurisdiction

Management proposals to adopt an exclusive forum provision will be evaluated case by case. Considerations include the reasons for the proposal, regulations, governance, and shareholder rights available in the applicable jurisdiction, and the breadth of the application of the bylaw.

Companies will generally be given latitude on organizational matters and proposals to designate state courts in a company’s state of incorporation or principal place of business will generally be supported. Any such choice of a state or federal court should generally be broad-based, rather than limited to a specific court within a state.

Shareholder Meeting Rules and Procedures

Quorum requirements. Votes will generally be recommended against proposals that would decrease quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling arguments to support such a decrease.

Other such matters that may come before the meeting. Votes will generally be recommended against proposals to approve other such matters that may come before the meeting.

Adjournment of a meeting to solicit more votes. In general, votes will be recommended for proposals to adjourn the meeting if the proposals in question are being supported and against such proposals if they are being opposed.

Bundled proposals. Bundled management proposals will be evaluated case by case.

Change in date, time, or location of annual general meeting. Votes will generally be recommended for management proposals to change the date, time, or location of the annual meeting if the proposed changes are reasonable.

Hybrid/virtual meetings. Votes will generally be recommended for proposals seeking permission to conduct “hybrid” meetings (in which shareholders can attend a meeting of the company in person or elect to participate online). Proposals to conduct “virtual-only” meetings (held entirely through online participation with no corresponding in-person meeting) may be supported. Virtual meetings should be designed by a company so as not to curtail shareholder rights—e.g., by limiting the ability for shareholders to ask questions.

APPENDIX B

Aristotle Capital Management, LLC Proxy Voting Policies and Procedures

Introduction

Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 206(4)-6 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.

Proxy Voting Policies and Procedures

Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies received and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.

Certain clients of Aristotle Capital may participate in a securities lending arrangement. When a client participates in a securities lending arrangement, the proxy ballot will follow where the shares are held, and Aristotle Capital may not receive the proxy. Aristotle Capital will not recall securities under such arrangements if, in Aristotle Capital’s perspective, the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained out on loan or if recalling the securities is not in the best interest of the client.

Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.

Voting Guidelines

Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:

1. Corporate Governance

a. Election of Directors and Similar Matters

In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.

Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:

•Limit directors’ liability and broaden directors’ indemnification rights; And expects to generally vote against proposals to:

•Adopt the use of a classified board structure; and

•Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

Proposals to discontinue a classified board structure are reviewed and evaluated on a case-by-case basis.

b. Audit Committee Approvals

Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.

c. Shareholder Rights

Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Adopt confidential voting and independent tabulation of voting results; and

•Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•Adopt super-majority voting requirements; and

•Unnecessarily restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

2. Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

•Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•Adopt classified boards of directors;

•Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and

•Require a company to consider the non-financial effects of mergers or acquisitions.

3. Capital Structure Proposals

Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

• Eliminate preemptive rights.

4. Compensation

Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:

•Require shareholder approval of golden parachutes; and

•Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives. And expects to generally vote against proposals to:

•Adopt measures that appear to the CIO (or designee) to arbitrarily limit executive or employee benefits.

5. Stock Option Plans and Share Issuances

Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders’ ownership. We will review these proposals on a case-by- case basis to determine that shareholder interests are being represented. We are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

6. Corporate Responsibility and Social Issues

Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.

7. Conflicts

In cases where Aristotle Capital is aware of a potential conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client of Aristotle Capital), Aristotle Capital will vote in the best interest of the broader client group and in accordance with the voting guidelines outlined above. If the security is held by a limited number of clients, Aristotle Capital may withhold voting the proxy or contact the client for instructions with respect to how to vote the proxy.

Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If approved by the client, this policy and any requested records may be provided electronically.

Recordkeeping

Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)A copy of this policy;

(ii)Proxy statements received regarding client securities;

(iii)Records of votes cast on behalf of clients;

(iv)Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v) Records of client requests for proxy voting information.

Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Proxy Voting for Accounts Subject to ERISA

Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

•Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.1

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.2

DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.

ArrowMark Partners Proxy and Corporate Action Voting

Issue

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies and corporate actions in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting and corporate actions. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting and corporate actions processes and offer to provide copies of the complete proxy and corporate action voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies and corporate actions.

ArrowMark votes proxies for certain Clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

1Interpretive Bulletin 94-2, July 28, 1994.

2Department of Labor ERISA Rule 404a-1(e)(2)(ii).

Risks

In developing this policy and procedures, ArrowMark considered numerous risks associated with its voting of Client proxies. This analysis includes risks such as:

■ArrowMark does not maintain a written proxy and corporate action voting policy as required by Rule 206(4)-6.

■Proxies and corporate actions are not voted in Clients’ best interests.

■Proxies and corporate actions are not identified and voted in a timely manner.

■Conflicts between ArrowMark’s interests and the Client are not identified; therefore, proxies and corporate actions are not voted appropriately.

■Third-party proxy voting services do not vote proxies according to ArrowMark’s instructions and in Clients’ best interests.

■Proxy voting and corporate action records and Client requests to review proxy votes and corporate actions are not maintained.

■Shares that are out on loan are not called back in a timely manner in order for votes on those shares to be cast.

ArrowMark has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Proxy Voting Policy

It is the policy of ArrowMark to vote proxies in the best interest of its Clients. Proxies are an asset of a Client, which should be treated with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, ArrowMark will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

ArrowMark may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, ArrowMark may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits ArrowMark’s ability to sell the affected security during a blocking period that can last for several weeks. ArrowMark believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so ArrowMark generally abstains from voting when share blocking is required.

To assist ArrowMark in executing its voting responsibilities, we’ve engaged a third party proxy voting specialist, Glass Lewis & Co., LLC (“Glass Lewis” or the “Proxy Manager”). The services provided by Glass Lewis include in-depth research and voting recommendations intended to create shareholder value.

ArrowMark has reviewed the Proxy Manager’s Guidelines, and has determined that such Guidelines are consistent with its fiduciary responsibilities with respect to its Clients. ArrowMark will review any material amendments to such Guidelines.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy.

Procedures for Identification and Voting of Proxies

The Proxy Manager is responsible for ensuring that all proxies received are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Proxy Manager’s established guidelines (the “Guidelines”), ArrowMark retains the right to vote any proposal in a manner differing from the Guidelines. Such deviations from the Guidelines must be approved by the CCO with a written explanation of the rationale for the deviation. ArrowMark, in conjunction with the custodian, is responsible for ensuring that all corporate actions received are addressed in a timely manner and consistent action is taken across all portfolios.

ArrowMark’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a Client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, ArrowMark will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Clients in accordance with established policies and procedures.

Procedures for Glass Lewis Reconciliation

ArrowMark provides Glass Lewis with a daily holdings file representing all accounts in which ArrowMark has proxy voting authority. ArrowMark’s account master file is reconciled with Glass Lewis’ account master file at least quarterly.

The daily reconciliation process performed by Glass Lewis is as follows:

1.ArrowMark’s holdings files from Northern Trust are automatically uploaded daily into the Glass Lewis’ ViewPoint system (“ViewPoint”).

2.If ViewPoint doesn’t recognize security IDs contained in the holdings files, the rejected holdings are sent to Glass Lewis’ securities processing group to be investigated. If there are other errors in the holdings file, the securities processing group will alert the client service manager who will contact ArrowMark.

3.New Meeting Notices and Agendas are automatically uploaded into the ViewPoint system. Each meeting contains one or more security identifiers associated with it.

4.The ViewPoint reconciliation engine determines if there are matches between holdings and meetings for which Glass Lewis has not received ballots. These matches are displayed on the Ballot Reconciliation workbench for ViewPoint client service managers and audit team members.

5.The reconciliation tool can be used for the creation of ballots based on holdings information and the meeting and agenda information. This is a service Glass Lewis offers to clients with accounts that are not contracted with a proxy distribution service, such as Broadridge (“BFS”) or GPD, for the delivery of ballots electronically. The ballots created by Glass Lewis are transmitted directly via email or fax to the custodians once investors’ vote execution instructions are carried out.

6.If reconciliation records are generated for positions in U.S. companies and/or positions in global companies held in accounts custodied at banks that do contract with a proxy distribution service for the delivery of proxy materials, Glass Lewis will consider these records as “missing ballots” if a ballot has not been received by 10 business days prior to meeting date.

7.Multiple times a week Glass Lewis sends an automated reconciliation file to BFS with all of our clients’ “open records.” 24 hours later BFS provides us with a response file containing control numbers or further account setup and/or reconciliation instructions. Control numbers are uploaded immediately into VP by the Ballot Reconciliation team. All remaining open records are researched by individual client service managers (i.e., ballot reconciliation and account setup requests/inquiries are sent by email to the custodian).

8.Once a ballot is created, the corresponding reconciliation record is automatically closed. A record can be closed manually if no ballot is created when the investigation of the issue determines that no ballot will be delivered.

Proxy Review Procedures

On a monthly basis, Glass Lewis provides ArrowMark with two reports: the Proxy Voting Report (“PVR”) and Analyze Voting Activity Report (“AVA”). The CCO or designee will review these reports monthly.

A PVR provides a snapshot of each meeting voted in a given time period and includes but isn’t limited to the following:

■Agenda Items

■Management Recommendations

■Glass Lewis Recommendations

■ArrowMark’s Policy Recommendations

■Vote Cast

The AVA can be used to get a broad look at ballot data or can be narrowed down very specifically to only include certain data points. These include:

■Meeting Types

■Vote Decisions (with or against management/policy/Glass Lewis)

■Country of Issue

■Specific Meeting Issues

■ Proposal Categories

Both the PVR and AVA are able to show the vote recommendations generated by ArrowMark’s Policy, as well as the final vote decision.

Conflicts of Interest

ArrowMark is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between itself and Clients.

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

■Conflict: ArrowMark retains an institutional Client, or is in the process of retaining an institutional Client that is affiliated with an issuer that is held in ArrowMark’s Client portfolios. For example, ArrowMark may be retained to manage Company A’s pension fund. Company A is a public company and ArrowMark Client accounts hold shares of Company A. This type of relationship may influence ArrowMark to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ArrowMark.

■Conflict: ArrowMark retains a Client, or is in the process of retaining a Client that is an officer or director of an issuer that is held in ArrowMark’s Client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

■Conflict: ArrowMark’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ArrowMark’s Client portfolios. The spouse could attempt to influence ArrowMark to vote in favor of management.

■Conflict: ArrowMark or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ArrowMark’s Client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence ArrowMark to vote proxies in contradiction to the policy.

Where a proxy proposal raises a material conflict of interest between ArrowMark’s interests and that of one or more its Clients, including a mutual fund client, the Glass Lewis recommendations will be followed.

Glass Lewis Oversight

In addition to oversight elements included in the Review of Third-Party Service Providers Section, ArrowMark will routinely review Glass Lewis’ Conflict of Interest disclosures including their Conflict of Interest Disclosure list and Conflict Avoidance Procedures. See website for conflict information (http://www.glasslewis.com/about-glass-lewis/ disclosure-of-conflict/).

Policy for ArrowMark’s Handling of Corporate Actions

It is the policy of ArrowMark to handle corporate actions in the best interest of its Clients. Corporate actions are integral in maintaining value of an asset of a Client, and should . To that end, ArrowMark will handle corporate actions in a way that it believes, consistent with its fiduciary duty, will cause the value of the asset to increase the most or decline the least. Consideration will be given to both the short and long term implications of the action.

To assist ArrowMark in executing its responsibilities, we’ve engaged our third-party middle office service provider, Northern Trust (“Northern Trust” or the “Middle Office Provider”). The services provided by Northern Trust include acting as an intermediary between ArrowMark and its custodians and prime brokers to facilitate elections for voluntary corporate actions in the market. This service will manage events where there is a market announcement and is offered through the custodians and prime brokers.

ArrowMark has reviewed the Northern Trust Guidelines and processes and has determined that such Guidelines are consistent with its fiduciary responsibilities with respect to its Clients. ArrowMark will review any material amendments to such Guidelines.

Any general or guidelines provided by an advisory Client or its designated agent in writing will supersede this policy.

Procedures for Identification and Voting of Proxies

ArrowMark is responsible for ensuring that all corporate actions are handled in a timely manner and with consistency across all portfolios. ArrowMark utilizes the Northern Trust event manager to access and elect on all corporate actions across client portfolios.

Utilizing Northern Trust, ArrowMark has a centralized view of all custodial/prime broker accounts to man- age the lifecycle of events ranging from notifications, inputting decisions and monitoring payments. The service allows ArrowMark to log into a web based portal accessible by both ArrowMark and the Northern Trust middle office processing teams. The service allows the ArrowMark to view upcoming corporate action and optional dividend events in a calendar or an event queue format, get notified of corporate action event related alerts, enter event responses, track workflow statuses and receive event allocation information.

Procedures for ArrowMark’s Receipt of Class Actions

ArrowMark recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

ArrowMark has engaged an independent class action service, Battea, to handle all class action proceedings.

Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, ArrowMark will maintain for the time periods set forth in the Rule

(i)These proxy voting procedures and policies, and all amendments thereto;

(ii)All proxy statements received regarding Client securities (provided however, that the we may rely on the proxy statement filed on EDGAR as its records);

(iii)A record of all votes cast on behalf of Clients;

(iv)Records of all Client requests and subsequent responses regarding proxy voting information;

(v)Any documents prepared by ArrowMark that were material to making a decision how to vote or that memorialized the basis for the decision; and

(vi)All records relating to requests made to Clients regarding conflicts of interest in voting the proxy.

Such records will be maintained in a readily accessible manner for a period of at least seven years. Proxy statements on file with EDGAR or maintained by the Proxy Manager are not subject to these retention requirements.

Disclosure

ArrowMark will ensure that Part 2 of Form ADV and/or the Fund documents are updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how Clients may obtain information on how ArrowMark voted their securities.

ArrowMark will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX 60 days after June 30 of each year, and will provide information as requested by the client mutual funds’ board of directors.

Proxy Solicitation

As a matter of practice, it is ArrowMark’s policy to not reveal or disclose to any Client how ArrowMark may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. ArrowMark will never disclose such information to unrelated third parties.

The CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of Clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The CCO should handle all responses to such solicitations.

Baillie Gifford Proxy Voting Guidelines

Baillie Gifford votes proxies related to securities held by the Funds in line with Baillie Gifford’s Proxy Voting Guidelines (the “Guidelines”).

The Guidelines are developed and administered by the Environmental, Social and Governance (ESG) function of Baillie Gifford & Co. The Voting Team, which sits within the ESG function, works with the investment teams and is responsible for the voting of proxies. The ESG Oversight Group is responsible for setting the firm’s strategic approach to ESG matters in relation to investment strategies and client activities and, along with the Head of ESG, for overseeing the ESG function.

The Guidelines detail Baillie Gifford’s approach to proxy voting, framed around Baillie Gifford’s stewardship principles:

•Governance fit for purpose

•Alignment in vision and practice

•Long-term value creation

•Sustainable business practices

Baillie Gifford recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines provide some insight into our voting process and approach to matters routinely presented for a vote at shareholder meetings. They do not indicate how Baillie Gifford will vote on specific topics.

Pragmatic & Flexible Approach

Baillie Gifford’s voting analysis and decisions are driven by what they consider will promote the long-term prospects of the company, thereby supporting the outcomes they aim to deliver to clients. Voting analysis is bottom-up and led by each investment case. The Guidelines are intended to provide an insight into how Baillie Gifford approaches voting on behalf of clients, however it is important to note that Baillie Gifford assesses every company individually. Baillie Gifford will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of the clients, rather than rigidly applying a policy.

In evaluating each proxy, the Voting Team follows the Guidelines, while also considering third party analysis, Baillie Gifford’s and its affiliates own research, and discussions with company management.

The Voting Team oversees voting analysis and execution in conjunction with the investment managers. Baillie Gifford may elect not to vote on certain proxies. While Baillie Gifford endeavors to vote a Fund’s shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in Baillie Gifford being prevented from trading for a certain period of time. When voting in these markets, Baillie Gifford assesses the benefits of voting clients’ shares against the relevant restrictions. Baillie Gifford may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest

Baillie Gifford recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford & Co has a material business or personal relationship. The Voting Team is responsible for monitoring possible material conflicts of interest with respect to proxy voting and maintains an internal conflicts of interest policy.

For proxy votes that involve a potential conflict of interest, Baillie Gifford has an internal process to review the proposed voting rationale. It would consider whether business relationships between Baillie Gifford and the company have influenced the proposed vote and decide the course of action to be taken in the best interests of its clients. Where a conflict of interest is deemed not to have been prevented or managed by organizational arrangement in place, Baillie Gifford will disclose the existence of a conflict of interest.

Harris Associates, L.P. Proxy Voting Policies and Procedures

PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, the “Firm” or “we”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Harris as investment adviser. Harris has adopted and implemented these policies, guidelines, and procedures to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Harris’ fiduciary duty, and all applicable law and regulations.

Harris believes that proxy voting rights are valuable portfolio assets and an important part of our investment process. As an investment adviser, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee or agreed between Harris and its client. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates, or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the experience, competence, and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. As a result of this alignment, it is likely that we will agree with management teams on most issues addressed in proxy voting resolutions and will therefore be likely to vote in accordance with management recommendations in the majority of cases. However, there is no presumption to vote in line with management. We evaluate each resolution on its own merits, and we will vote against management recommendations on any resolution where we believe that this course of action is in the best interests of shareholders.

VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

Harris will normally vote in favor of proposals to require a majority of directors to be independent.

Harris will normally vote against proposals that mandate an independent board chairman.1

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non- independent directors who serve on those committees.

Harris will normally vote in favor of proposals regarding director indemnification arrangements.

Harris will normally vote against proposals advocating classified or staggered boards of directors.

Harris will normally vote in favor of proposals requiring a majority vote for directors.

Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

1 Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline but recognizes that a chairman may be separate but not deemed independent (for example, a former executive of the company).

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans structured by Boards of Directors can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.

Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

Harris will normally vote against shareholder proposals that require shareholder approval for new or renewed pay packages. Such pay packages may include terms on severance, termination, change in control, etc.

Harris will normally vote in favor of proposals to require expensing of options.

Harris will normally vote against proposals to permit repricing of underwater options.

Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

Harris will normally vote in favor of proposals to authorize the repurchase of shares.

Harris will normally vote against proposals creating or expanding supermajority voting rights.

Harris will normally vote against the adoption of anti-takeover measures.

Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than

100% of currently issued shares.

Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

■The shareholders making the proposal have an ownership threshold of 5% of the voting power.

■The shareholders making the proposal each have 3 years of continuous ownership.

■The proposal does not exceed a cap on shareholder nominees of 25% of the board.

■The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Environmental, Social, and Governance (ESG) Issues

Harris believes that ESG issues can affect the financial performance of companies in which we invest. To the extent not addressed elsewhere in these guidelines, we review management and shareholder proposals regarding ESG issues on a case-by-case basis and will support proposals that address financially material issues that, in our view, are likely to protect and/or enhance the long-term value of the company. We believe that governance factors are financially material for every company (with due consideration to regional market norms), whereas the financial materiality of environmental and social factors can vary by company, industry, and region. As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote, evaluating each proposal on its individual merits, and voting in accordance with what we consider to be the best interests of our clients as shareholders of the companies in which we invest.

Climate Change and Energy Transition

Harris recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, we generally vote in favor of well-developed and meaningful climate-related proposals supported by the company’s Board of Directors. Harris evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. Harris will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company’s Boards of Directors.

Certain Other Issuers

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Ordinarily, the Adviser possesses sole voting discretion and authority to vote proxies of U.S. Banking Organizations. Notwithstanding, the Board of the Harris Associates Investment Trust (HAIT) and Harris Oakmark ETF Trust (HOET) (“Board”) and the Adviser shall, at certain times, delegate to ISS, pursuant to this Proxy Voting Policy, the voting discretion and authority to vote proxies of Designated U.S. Banking Organizations (defined below).

An issuer that is a U.S. Banking Organization is identified by Investment Compliance as a Designated U.S. Banking Organization. When the Adviser (aggregating the holdings of HAIT, HOET, and any other investment account managed by the Adviser) owns, controls or holds sole voting discretion with respect to 2.5% or more of any class of voting securities issued by the U.S. Banking Organization (collectively, the “Designated U.S. Banking Organizations”), Investment Compliance will notify ISS and Natixis Investment Managers LLC so that they can take on their responsibilities for voting discretion and authority (ISS) and affiliate group monitoring (Natixis Investment Managers LLC). If the aggregate ownership decreases below 2.5%, the issuer will no longer be considered a Designated U.S. Banking Organization, and subject to approval from Natixis Investment Managers LLC, the Adviser will resume its voting discretion and authority to vote proxies of U.S. Banking Organizations for all investment accounts managed by the Adviser, including those securities held by HAIT and HOET.

CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee

The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator

The Proxy Administrator is comprised of employees of the Security Data Management Team who are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider

Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio.

Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both

(1)relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.

Voting Decisions

As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

In the case where securities that are not on the Firm’s Approved Lists are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with ISS’s Proxy Voting Guidelines. In the case of straddled votes, Harris will vote the proxy in accordance with Harris’ Proxy Voting Policy.

Voting Ballots

For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting

Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing

The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Hotchkis and Wiley (“H&W”) Summary of Proxy Voting Policies and Procedures

INTRODUCTION

Our primary responsibility is to act as a fiduciary for our clients when voting proxies. We evaluate and vote each proposed proxy in a manner that encourages sustainable business practices which in turn maximizes long term shareholder value.

As part of our normal due diligence and monitoring of investments, we engage management, board members, or their representatives on material business issues including environmental, social, and governance (“ESG”) matters. Each proxy to be voted is an opportunity to give company management and board members formal feedback on these important matters.

This document summarizes our stance on important issues that are commonly found on proxy ballots, though each vote is unique and there will be occasional exceptions to these guidelines. The purpose of our proxy guidelines is to ensure decision making is consistent with our responsibilities as a fiduciary.

GENERAL APPROACH

To the extent we are asked to vote a client’s proxy, our investment analysts are given the final authority on how to vote a particular proposal as these analysts’ understanding of the company make them the best person to apply our policy to a particular company’s proxy ballot. To assist our analysts in their voting, we provide them with a report that compares the company’s board of directors’ recommendation against H&W’s proxy policy guideline recommendation and with third party proxy research (ISS sustainability and climate benchmarks) and third party ESG analysis (MSCI). Any deviation from the H&W policy recommendation requires a written statement from the analyst that summarizes their decision to deviate from policy.

There are instances such as unique client guidelines, regulatory requirements, share blocking, securities lending, or other technical limitations where we are unable to vote a particular proxy. In those instances where we do not have voting responsibility, we will generally forward our recommendation to such person our client designates.

VOTING GUIDELINES

These guidelines are divided into seven categories based on issues that frequently appear on proxy ballots.

1.Boards and Directors

2.Environmental and Social Matters

3.Auditors and Related Matters

4.Shareholder Rights

5.Capital and Restructuring

6.Executive and Board Compensation

7.Routine and Miscellaneous Matters

1. Boards and Directors

Board Independence

We believe an independent board is crucial to protecting and serving the interests of public shareholders. We will generally withhold from or vote against any insiders when such insider sits on the audit, compensation, or nominating committees; or if independent directors comprise less than 50% of the board. Insiders are non-independent directors who may have inherent conflicts of interest that could prevent them from acting in the best interest of shareholders. Examples of non-independent directors include current and former company executives, persons with personal or professional relationships with the company and or its executives, and shareholders with large ownership positions.

Board Composition

We believe directors should attend meetings, be focused on the company, be responsive to shareholders, and be accountable for their decisions.

We will generally withhold from or vote against directors who attend less than 75% of meetings held during their tenure without just cause, sit on more than 5 public company boards (for CEOs only 2 outside boards), support measures that limit shareholder rights, or fail to act on shareholder proposals that passed with a majority of votes.

Board Diversity

Boards should consider diversity when nominating new candidates, including gender, race, ethnicity, age, and professional experience. We encourage, but do not require, companies to have at least one female and one diverse (e.g., race, ethnicity) director or have a plan to do so.

Board Size

We do not see a standard number of directors that is ideal for all companies. In general, we do not want to see board sizes changed without shareholder approval as changing board size can be abused in the context of a takeover battle.

Board Tenure

In general, we will evaluate on a case-by-case basis whether the board is adequately refreshed with new talent and the proposed changes are not designed to reduce board independence.

Classified Boards

We oppose classified boards because, among other things, it can make change in control more difficult to achieve and limit shareholder rights by reducing board accountability.

Cumulative Voting

Generally, we oppose cumulative voting because we believe that economic interests and voting interests should be aligned in most circumstances.

Independent Board Chair

Generally, we favor a separate independent chair that is not filled by an insider. If the CEO is also the board chair, we require 2/3 of the board to be independent, a strong independent director (i.e., has formal input on board agendas and can call/preside over meetings of independent directors), and the CEO cannot serve on the nominating or compensation committees.

Proxy Contests

Proxy contests are unusual events that require a case-by-case assessment of the unique facts and circumstances of each contested proxy campaign. Our policy is to defer to the judgement of our analysts on what best serves our clients’ interests. Our analysts will evaluate the validity of the dissident’s concerns, the likelihood that the dissident plan will improve shareholder value, the qualifications of the dissident’s candidates, and management’s historical record of creating or destroying shareholder value.

Risk Oversight

Generally, companies should have established processes for managing material threats to their businesses, including ESG risks. We encourage transparency and vote to improve transparency to help facilitate appropriate risk oversight.

2. Environmental and Social Matters

We believe the oversight of ESG risks is an important responsibility of the board of directors and is a prerequisite for a well-managed company. Transparent disclosures are necessary to identify and evaluate environmental and social risks and opportunities. A lack of transparency will increase the likelihood that environmental and social risks are not being sufficiently managed/limited/mitigated. In general, we will engage companies with substandard disclosure to encourage them to provide adequate disclosure on E&S risks that typically align with Sustainability Accounting Standards Board (SASB) recommendations.

In general, we support proposals that encourage disclosure of risks provided they are not overly burdensome or disclose sensitive competitive information balanced against the materiality of the risk. We also consider whether the proposal is more effectively addressed through other means, like legislation or regulation.

Environmental Issues

Climate Change and Green House Gas Emissions

Climate change has become an important factor in companies’ long-term sustainability and opportunity. Understanding a company’s strategy in managing these risks and opportunities is necessary in evaluating an investment’s prospects. We support disclosures related to the risks and/or opportunities a company faces related to climate change, including information on how the company identifies and manages such risks/opportunities.

Energy Efficiency

We generally support proposals requesting that a company report on its energy efficiency policies. Exceptions may include a request that is overly burdensome or provides unrealistic deadlines.

Hydraulic Fracturing

We support proposals requesting greater disclosure of a company’s hydraulic fracturing operations. This includes steps the company has taken, or plans to take, regarding mitigating and managing its environmental impact overall and on surrounding communities.

Renewable Energy

We support requests for reports on renewable energy accomplishments and future plans. Exceptions may include duplicative, irrelevant, or otherwise unreasonable requests.

Social Issues

Equal Opportunity

We support proposals requesting disclosures of companies’ policies and/or future initiatives related to diversity, including current data regarding the diversity of its workforce.

Gender Identity and Sexual Orientation

We support proposals to revise diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

Human Rights Proposals

We support proposals requesting disclosure related to labor and/or human rights policies.

Political Activities

We support the disclosure of a company’s policies and procedures related to political contributions and lobbying activities.

Sexual Harassment

We vote on a case-by-case basis regarding proposals seeking reports on company actions related to sexual harassment. We evaluate the company’s current policies, oversight, and disclosures. We also consider the company’s history and any related litigation or regulatory actions related to sexual harassment, and support proposals we believe will prevent such behavior when systemic issues are suspected.

3. Auditors and Related Matters

Generally, we will support the board’s recommendation of auditors provided that the auditors are independent, non-audit fees are less than the sum of all audit and tax related fees, and there are no indications of fraud or misleading audit opinions.

4. Shareholder Rights

We do not support proposals that limit shareholder rights. When a company chronically underperforms minimal expectations due to poor execution, poor strategic decisions, or poor capital allocation, there may arise the need for shareholders to effect change at the board level. Proposals that have the effect of entrenching boards or managements, thwarting the will of the majority of shareholders, or advantaging one class of shareholders at the expense of other shareholders will not be supported.

Amendment to Charter/Articles/Bylaws

We do not support proposals that give the board exclusive authority to amend the bylaws. We believe amendments to charter/articles/bylaws should be approved by a vote of the majority of shareholders.

One Share, One Vote

Generally, we do not support proposals to create dual class voting structures that give one set of shareholders super voting rights that are disproportionate from their economic interest in the company. Generally, we will support proposals to eliminate dual class structures.

Poison Pills

In general, we do not support anti-takeover measures such as poison pills. Such actions can lead to outcomes that are not in shareholders’ bests interests and impede maximum shareholder returns. It can also lead to management entrenchment. We may support poison pills intended to protect NOL assets.

Proxy Access

Generally, we support proposals that enable shareholders with an ownership level of 3% for a period of three years or more, or an ownership level of 10% and a holding period of one year or more.

Right to Act by Written Consent

We believe that shareholders should have the right to solicit votes by written consent in certain circumstances. These circumstances generally include but are not limited to situations where more than a narrow group of shareholders support the cause to avoid unnecessary resource waste, the proposal does not exclude minority shareholders to the benefit of a large/majority shareholder, and shareholders receive more than 50% support to set up action by written consent.

Special Meetings

Generally, we support proposals that enable shareholders to call a special meeting provided shareholders own at least 15% of the outstanding shares.

Virtual Meetings

We believe shareholders should have the opportunity to participate in the annual and special meetings, as current communications technology such as video conferencing is broadly available to facilitate such interactions. This improves shareholders’ ability to hear directly from management and the board of the directors, and to provide feedback as needed.

5. Capital and Restructuring

Events such as takeover offers, buyouts, mergers, asset purchases and sales, corporate restructuring, recapitalizations, dilutive equity issuance, or other major corporate events are considered by our analysts on a case-by-case basis. Our policy is to vote for transactions that maximize the long-term risk adjusted return to shareholders considering management’s historical record of creating shareholder value, the likelihood of success, and the risk of not supporting the proposal.

Dual Class Shares

We do not support dual class shares unless the economic and voting interests are equal.

Issuance of Common Stock

In general, we will consider the issuance of additional shares in light of the stated purpose, the magnitude of the increase, the company’s historical shareholder value creation, and historical use of shares. We are less likely to support issuance when discounts or re-pricing of options has been an issue in the past.

6. Executive and Board Compensation

We expect the board of directors to design, implement, and monitor pay practices that promote pay-for-performance, alignment of interest with long-term shareholder value creation, retention and attraction of key employees. In general, we will evaluate executive compensation in light of historical value creation, peer group pay practices, and our view on management’s stewardship of the company.

We expect the board of directors to maintain an independent and effective compensation committee that has members with the appropriate skills, knowledge, experience, and ability to access third-party advice.

We expect the board of directors to provide shareholders with clear and understandable compensation disclosures that enable shareholders to evaluate the effectiveness and fairness of executive pay packages.

And finally, we expect the board of directors’ own compensation to be reasonable and not set at a level that undermines their independence from management.

Golden Parachutes

Golden parachutes can serve as encouragement to management to consider transactions that benefit shareholders; however, substantial payouts may present a conflict of interest where management is incentivized to support a suboptimal deal. We view cash severance greater than 3x base salary and bonus to be excessive unless approved by a majority of shareholders in a say-on-pay advisory vote.

Incentive Options and Repricing

We generally support long-term incentive programs tied to pay-for-performance. In general, we believe 50% or more of top executive pay should be tied to long-term performance goals and that those goals should be tied to shareholder value creation metrics. We do not support plans that reset when management fails to attain goals or require more than 10% of outstanding shares to be issued. In general, we do not support the exchange or repricing of options.

Say-on-Pay

We believe annual say-on-pay votes are an effective mechanism to provide feedback to the board on executive pay and performance. We support non-binding proposals that are worded in a manner such that the actual implementation of the plan is not restricted. In general, we will vote against plans where there is a serious misalignment of CEO pay and performance or the company maintains problematic pay practices. In general, we will withhold votes from members of the compensation committee if there is no say-on-pay on the ballot, the board fails to respond to a previous say-on-pay proposal that received less than 70% support, the company has implemented problematic pay practices such as repricing options or its pay plans are egregious.

7. Routine and Miscellaneous Matters

We generally support routine board proposals such as updating bylaws (provided they are of a housekeeping nature), change of the corporate name or change of the time or location of the annual meeting.

Adjournment of Meeting

We do not support proposals that give management the authority to adjourn a special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

We do not support proposals to reduce quorum requirements for shareholder meetings without support from a majority of the shares outstanding without compelling justification.

Other Business

We do not support proposals on matters where we have not been provided sufficient opportunity to review the matters at hand.

ONGOING REVIEW AND RESPONSIBILITIES

Investment analysts are responsible for voting proxies following a thorough review of the proposals and guided by our internal proxy policy. The analysts draw from a variety of sources during their proprietary research process, which informs the proxy vote decision. These sources include meetings with senior management and/or board members, other industry experts/contacts, and many other means. To support the proxy voting effort, Hotchkis & Wiley has engaged Institutional Shareholder Services (“ISS”) for proxy research and proxy voting administration to help facilitate our process.

Hotchkis & Wiley also has a Proxy Oversight Committee consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services. This group oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws. This team is responsible for reviewing the policy annually and solicits feedback from investment team members to help inform any material enhancements.

PRIMECAP Management Company Proxy Voting Guidelines

PRIMECAP Management Company (“PRIMECAP”) acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940 and clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). PRIMECAP’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, PRIMECAP will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these guidelines.

Policy

PRIMECAP maintains a policy of voting proxies in a way which, in PRIMECAP’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. PRIMECAP believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, PRIMECAP is primarily concerned with maximizing the value of its clients’ investment portfolios.

PRIMECAP believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and PRIMECAP’s general position on each issue.

PRIMECAP believes that management, subject to the oversight of the relevant Board of Directors, is often in the best position to make decisions that serve the interests of shareholders. However, PRIMECAP votes against management on proposals where it perceives a conflict may exist between management and client interests or where the facts and circumstances indicate the proposal is not in its clients’ best interests.

Conflicts of Interest

From time to time conflicts of interest may exist in the proxy voting decision process where (a) portfolio companies are also clients of, or vendors to, PRIMECAP, (b) shareholder proposals are submitted by clients, or (c) proxies for which clients have publicly supported or actively solicited PRIMECAP to support a particular position. When a proxy proposal raises a potential material conflict of interest, possible conflict resolutions may include, but are not limited to: (a) vote in accordance with the guidelines to the extent that PRIMECAP has little or no discretion to deviate from the guidelines; (b) vote according to the recommendations of an independent proxy service firm retained by PRIMECAP; (c) vote in proportion to other shareholders; (d) disclose the conflict of interest to the client and obtain the client’s consent before voting; or (e) vote in other ways that are consistent with PRIMECAP’s obligation to vote in the clients’ best interest. Conflict resolution is determined based on the facts and circumstances of the potential or actual conflict of interest.

Procedures

Proxy Review Process

PRIMECAP’s Director of Research is responsible for coordinating the voting of proxies in a timely manner, consistent with PRIMECAP’s determination of the client’s best interests. PRIMECAP utilizes the services of a third-party proxy voting firm to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues.

The Director of Research reviews each proxy ballot for routine and non-routine items. Routine proxy items are typically voted with management unless the Director of Research or research analyst who follows the company determines additional review is necessary. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting and payment of dividends, approval of financial statements, and certain other administrative items. All other items are voted in accordance with the decision of the Director of Research, research analysts, or portfolio managers, depending on merits of each proposal, taking into account its effects on the specific company in question and on the company within its industry.

Limitations

PRIMECAP seeks to vote all of its clients’ proxies. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where PRIMECAP has determined that it is in the client’s best interest, PRIMECAP will not vote proxies received. These circumstances may include, but are not limited to: when clients maintain proxy voting authority, when an account has been terminated, when a client has a securities lending arrangement with its custodian and the securities are out on loan, or when a proxy vote results in an extended share lockup period precluding PRIMECAP from selling the shares.

Proxy Voting Guidelines

PRIMECAP has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary by the Director of Research.

•Corporate Governance: PRIMECAP supports strong corporate governance practices and generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, and generally supports proposals that encourage responsiveness to shareholders. PRIMECAP evaluates board size, structure, and compensation on a case-by-case basis though generally believes the Directors and management of companies are in the best position to determine an efficient, functional structure for the Board of Directors. Mergers and acquisitions, reincorporations, and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of each proposal.

•Compensation: PRIMECAP generally supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, PRIMECAP considers, among other things: the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. PRIMECAP generally supports employee stock purchase plans and the establishment of 401(k) plans.

•Capital Structure: PRIMECAP generally supports increases to capital stock for legitimate financing needs but generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights. PRIMECAP generally supports share repurchases.

•Environmental and Social Issues: PRIMECAP votes on these issues based on their potential to improve the prospects for long-term success of a company and investment returns. PRIMECAP expects companies to comply with applicable laws and regulations with regards to environment and social standards.

Proxy Voting Records

Upon client request, PRIMECAP will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which PRIMECAP has proxy voting authority. PRIMECAP utilizes the services of a third-party proxy voting firm to maintain records on proxy votes for its clients.

Annual Assessment

PRIMECAP will conduct an annual assessment of this proxy voting policy and related procedures.

Schroders Proxy Voting Policy Summary

Proxy Voting General Principles

Pursuant to its Proxy Voting policy, Schroders votes on all shares in publicly quoted equities except as described below. Schroders votes on all of its clients’ shares covered by its policy, except in the following very limited circumstances:

•Where there are share blocking requirements over the shares and the Investment team considers that the ability to trade the shares is more important than the ability to vote, it may elect not to do so. In this case, Schroders’ Corporate Governance team is consulted and must approve this decision.

•Where the relevant Corporate Governance team considers that costs associated with voting the shares (for example, the financial and/or administrative cost of providing additional documentation) may outweigh the value of the ability to vote.

•Where there are physical barriers to voting and/or timing issues. For example, where the Schroders proxy voting provider has not provided an electronic means to vote or has not provided their research (which enables Schroders to vote) more than one U.K. business day before the voting cut off.

All voting is conducted as per Global and Regional Voting Guidelines adopted by the Schroders Group.

Schroders Global Voting Guidelines can be found here. The Global Voting Guidelines set the minimum standards to be applied and are supported by the Regional Voting Guidelines, where applicable, which provide specific guidance on how to apply these locally. All voting is conducted in line with such Guidelines except in the circumstances described above.

Global and Regional Voting Guidelines are reviewed at least annually by regional Corporate Governance teams, with any material changes agreed with by the Compliance team.

Corporate Governance teams are responsible for conducting the voting on shares covered by Schroders Proxy Voting policy.

Corporate Governance teams discuss and agree with the relevant Investment teams how to vote with respect to each issuer’s shares covered by the policy with reference to the applicable Global and Regional Voting Guidelines, and any discussion and/or other engagement with each company. Once an agreement is reached, the relevant Corporate Governance team is responsible for voting accordingly.

Schroders has the ability to conduct all voting electronically.

All voting is conducted via the electronic voting platform provided by Schroders proxy voting provider, unless there are specific operational reasons not to do so or Schroders attends the meeting in person.

Voting Escalation Process

Where an agreement on how to vote the shares cannot be reached between the relevant Corporate Governance team and the relevant Investment team(s):

•The Corporate Governance team and the Investment team(s) will each write a memo setting out their views on the resolution, how they believe the shares should be voted and their rationale.

•The Corporate Governance team shall convene a meeting (electronically or physically) between the disagreeing parties and the Co-Head of Investment and Head of Equities who will adjudicate and make a decision on how to vote the shares.

•The Corporate Governance team will document this decision in writing and vote the shares in accordance with the decision.

For the avoidance of doubt, Schroders is not required to follow any recommendations made by the Schroders proxy voting provider, provided as part of its research.

Conflicts of Interest

Schroders is responsible for monitoring and identifying situations that could give rise to a conflict of interest, including those that could give rise to a conflict of interest when voting at company meetings. Those responsible for monitoring and identifying situations that could give rise to a conflict of interest are responsible for informing the Corporate Governance team of any potential conflicts in accordance with Schroders Group Conflicts of Interest Policy.

Where a potential conflict is identified with respect to an account on whose behalf the Corporate Governance team is voting, or the company being voted on, Schroders will typically follow the standard voting recommendations of the Schroders proxy voting provider.

Examples of potential conflicts of interest include, but are not limited to:

•Where the company in question is a significant client, or part of the same group, as a significant client of Schroders.

•Where the Schroders’ employee making the voting decision is a director of, significant shareholder of, or has a position of influence at the company in question.

•Where a Schroders plc director or senior manager is a director of the company in question.

•Where Schroders plc or an affiliate is a shareholder of the company being voted on.

•Where there is a conflict of interest between one client and another client, or there is pressure to vote in a particular way due to a client request.

•Where the Corporate Governance team votes on Schroders plc resolutions.

There may be scenarios where it is in the best interest of a client to override the recommendations of the Schroders proxy voting provider. In such scenarios, Schroders will obtain approval for the decision from Schroders’ the Head of Equities (or other relevant asset class) with the reason for such a vote being recorded in writing. In cases where a recommendation from the Schroders proxy voting provider is not available, Schroders will vote in what it considers to be the best interests of its clients.

Corporate Actions

In the case of mergers, acquisitions, or similar corporate actions where an account holds investments in both the target and the acquirer, Schroders acts in what it considers the best interests of its clients based on the information available at the time.

There may be other instances where different accounts, managed by the same or different Schroders fund managers, hold stocks on either side of a transaction. In these cases, the fund managers will each vote in the best interests of their respective clients. The Corporate Governance team will execute the votes on the instruction of the relevant Investment team(s).

WELLINGTON MANAGEMENT COMPANY LLP

Global Proxy Voting Policies and Procedures

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

The purpose of this document is to outline Wellington Management’s approach to executing proxy voting. Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting for proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.

Statement of Policy

Wellington Management:

1)Votes client proxies for which clients have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which it would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)Seeks to vote proxies in the best financial interests of the client for which we are voting.

3)Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

Responsibility and Oversight

The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.

Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.

We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation

Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.

Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.

Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Material Conflict of Interest Identification and Resolution Processes

Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.

Share Blocking and Re-Registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).

Additional Information

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

APPENDIX C
Proxy Voting Under Vanguard Investor Choice
Vanguard Trust	Vanguard Fund
Vanguard Index Funds	Vanguard 500 Index Fund
Vanguard Index Funds	Vanguard Extended Market Index Fund
Vanguard Index Funds	Vanguard Growth Index Fund
Vanguard Index Funds	Vanguard Large-Cap Index Fund
Vanguard Index Funds	Vanguard Mid-Cap Index Fund
Vanguard Index Funds	Vanguard Value Index Fund
Vanguard Institutional Index Funds	Vanguard Institutional Index Fund
Vanguard Specialized Funds	Vanguard Dividend Appreciation Index Fund
Vanguard Tax-Managed Funds	Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Funds	Vanguard Tax-Managed Small-Cap Fund
Vanguard Whitehall Funds	Vanguard High Dividend Yield Index Fund
Vanguard Scottsdale Funds	Vanguard Russell 1000 Index Fund
Vanguard Admiral Funds	Vanguard S&P 500 Growth Index Fund
Vanguard Admiral Funds	Vanguard S&P 500 Value Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 400 Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 400 Growth Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 400 Value Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 600 Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 600 Growth Index Fund
Vanguard Admiral Funds	Vanguard S&P Mid-Cap 600 Value Index Fund
Vanguard World Fund	Vanguard ESG U.S. Stock ETF
Vanguard World Fund	Vanguard Mega Cap Index Fund
Vanguard World Fund	Vanguard Energy Index Fund
Vanguard World Fund	Vanguard Materials Index Fund
Vanguard World Fund	Vanguard Industrials Index Fund
Vanguard World Fund	Vanguard Consumer Discretionary Index Fund
Vanguard World Fund	Vanguard Consumer Staples Index Fund
Vanguard World Fund	Vanguard Health Care Index Fund
Vanguard World Fund	Vanguard Financials Index Fund
Vanguard World Fund	Vanguard Information Technology Index Fund
Vanguard World Fund	Vanguard Communication Services Index Fund
Vanguard World Fund	Vanguard Utilities Index Fund

As approved by the boards of trustees of the above-listed Vanguard trusts (the Boards), Vanguard Investor Choice (Investor Choice) is offered as a program in the above-listed Vanguard funds (Participating Funds). With Investor Choice, shareholders of Participating Funds may choose from among a number of different proxy voting policies through which they may direct how their pro-rata ownership interest in Participating Funds, as of the record date of each portfolio company shareholder meeting within such Participating Funds that occurs after the shareholder has selected a proxy voting policy, will vote on proposals presented for a vote at those shareholder meetings. Certain portfolio company meetings may be excluded as a result of operational issues or other infrequent events where it is determined, based on the facts and circumstances known to Vanguard at the time of the vote, that it is in the best interests of a Participating Fund and its shareholders to apply a consistent vote to all of the Participating Fund’s shares at a particular meeting, including instances where it is necessary to preserve a Participating Fund’s rights.

If you hold shares of a Participating Fund in a Vanguard account, you may participate directly through your Vanguard account. If you hold shares of a Participating Fund outside of a Vanguard account, you may select a policy by visiting proxyvote.com to verify that you are a Participating Fund shareholder. If you hold shares of a Participating Fund outside of a Vanguard account and Broadridge Financial Solutions (Broadridge) has your contact information and information regarding your pro-rata ownership interest in a Participating Fund, you may receive a communication accompanying the semiannual shareholder reports for each Participating Fund for which you hold shares. These communications will contain an invitation and an embedded link that will enable you to select a proxy voting policy.

If you hold shares of a Participating Fund and do not select a proxy voting policy, the proportionate share of your holdings in the Participating Fund will continue to be voted in accordance with the relevant Fund Proxy Policy (see Overview of Proxy Voting Policies for Participating Funds below). As a Participating Fund shareholder, you may change your proxy voting policy selection. You should expect a reasonable delay after any selection is made before it is implemented.

Overview of Proxy Voting Policies for Participating Funds

There are five proxy voting policies that reflect a range of defined proxy voting approaches from which Participating Fund shareholders may choose. The five proxy voting policies are: (i) a Company Board-Aligned Policy; (ii) a third-party policy provided by Egan-Jones Proxy Services (Egan-Jones Wealth-Focused Policy); (iii) a third-party policy provided by Glass Lewis & Co., LLC (Glass Lewis ESG Policy); (iv) a Mirror Voting Policy; and (v) the Fund Proxy Policy for either VCM or VPM Funds, as appropriate, which has been adopted by the trustees of the relevant Vanguard fund and will be administered by the relevant Investment Stewardship Team (the VCM Investment Stewardship Team or the VPM Investment Stewardship Team, as appropriate).

If a proxy voting policy becomes unavailable, the pro-rata ownership position of any Participating Fund shareholders who have selected such policy will be voted in accordance with the relevant Fund Proxy Policy. In addition, the Boards may determine it is in the best interests of Participating Fund shareholders to use a different provider for a proxy voting policy that is substantially the same as one of the policies described below.

■Company Board-Aligned Policy. The pro-rata ownership position of Participating Fund shareholders that select the Company Board-Aligned Policy will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Participating Fund will cast an ABSTAIN vote on that shareholder’s behalf.

■Egan-Jones Wealth-Focused Policy: The pro-rata ownership position of Participating Fund shareholders that select the Egan-Jones Wealth-Focused Policy will be voted according to proxy voting recommendations from Egan-Jones Proxy Services, a third-party proxy advisor, that is based on the belief, as described by Egan-Jones, that maximizing shareholder value should be the primary focus of corporate governance and management decisions, without being influenced by political or social agendas. This policy by rule rejects proposals based on environmental, social, or political considerations unless they directly contribute to revenue generation at the company receiving the proposal.

This description is qualified in its entirety by reference to the full text of the Egan-Jones Wealth-Focused Policy, which is included below, and details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.

■Glass Lewis ESG Policy: The pro-rata ownership position of Participating Fund shareholders that select the Glass Lewis ESG Policy will be voted according to proxy voting recommendations from Glass Lewis & Co., LLC, a third-party proxy advisor, that is based on the belief, as described by Glass Lewis, that enhanced disclosures of company policies and practices related to certain environmental, social, and/or governance issues could mitigate company risks and create operational opportunities.

This description is qualified in its entirety by reference to the full text of the Glass Lewis ESG Policy, which is included below, and details common items to be voted on by shareholders at company meetings, and the criteria used under the policy to analyze such proposals and determine a recommendation.

■Mirror Voting Policy: The pro-rata ownership position of Participating Fund shareholders that select the Mirror Voting Policy will be voted in approximately the same proportions as votes cast for the meeting by other shareholders of the security. In instances where proportionate voting cannot be reasonably executed due to operational considerations or other issues, inclusive of meetings at which the election of directors is contested, the Participating Fund will leave your proportionate share unvoted.

The proportionate votes will be based on the votes that have been cast by beneficial owners of a portfolio security in

Broadridge’s network generally as of the day prior to the applicable meeting and, as such, will not reflect all votes that are ultimately cast at the meeting.

■Fund Proxy Policy: See the relevant Fund Proxy Policy, which is included in Appendix A of the Statement of Additional Information for each Participating Fund above.

Retention of Policy Selections for Participating Funds

The policy selections of Participating Fund shareholders that make a policy selection will be retained and may be applied to any future funds participating in Investor Choice that are held by such Participating Fund shareholder within any account where such shareholder is a primary or joint account holder or trustee, so long as such policy selection is still available or a substantially similar policy is approved by the Boards and is included as a policy option.

Additional Proxy Policies for Participating Funds

Company Board-Aligned Policy

Under this policy, proportionate positions will be voted in accordance with the recommendations on each proposal made by the portfolio company’s board of directors pursuant to the board’s own fiduciary duty to act in the best interest of the company’s shareholders. In the absence of a recommendation from the portfolio company’s board on a specific proposal, the Participating Fund will cast ABSTAIN votes on the shareholder’s behalf.

Wealth-Focused Policy Overview

Effective for shareholder meetings held on or after March 1, 2026 Published December 12, 2025

Wealth-Focused Policy Overview

I. Wealth-Focused Policy Overview

Recommendations are based only on protecting and enhancing investor wealth.

Unlike conventional ESG frameworks that impose uniform governance and sustainability standards, this policy’s guiding philosophy is to allow management the freedom to manage, while holding directors accountable for poor returns to shareholders. The policy is not a "board- aligned" policy because directors with poor impact on shareholder returns will be opposed.

Restrictive governance and environmental protection proposals are generally opposed. Proposals promoting diversity, equity, and inclusion are also opposed. Exceptions only exist when proposals are directly tailored to revenue generation.

Director elections

The Wealth-Focused Policy generally supports nominees with a record of responsible leadership, including attending at least 75% of board and committee meetings. Additionally, the TSR of the Company over the director’s tenure is a primary consideration.

Director and executive compensation

The Wealth-Focused Policy supports compensation packages that are in alignment with total shareholder returns. Higher compensation packages are supported if significant shareholder returns have also been delivered.

Governance

The Wealth-Focused Policy generally supports removing board governance restrictions such as splitting CEO and chairman roles, term limits, and area expertise. Likewise, the Wealth-Focused Policy would generally oppose proposals for greater restrictions. The goal is to avoid excluding qualified board members who could drive shareholder returns.

Corporate operations (including human resources, health, safety, and environment)

The Wealth-Focused Policy generally rejects proposals to restrict the operations of the company, including with regards to hiring practices, environmental reporting, or political contributions. The goal is to rely on management and the board to effectively run the company’s operations. Poor shareholder returns due to operational failures will be considered during compensation votes and director elections.

Procedure

The Wealth-Focused Policy generally supports routine and procedural proposals such as those to tabulate proxy voting, elect a clerk, or approve the previous board's actions, so as to not be obstructive to standard practices.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 2

Wealth-Focused Policy Overview

Auditors

The Wealth-Focused Policy generally supports management’s proposed auditor, given that the auditor does not generate outsized non-audit or total audit fees from the company. The goal is to support independent auditors.

Shareholder rights

The Wealth-Focused Policy generally supports broader shareholder rights such as equal voting rights and requiring shareholder approval for bylaw amendments. However, the policy will generally oppose proposals that give shareholders the ability to request fundamental changes to the business operations of the company, such as restructuring. The goal is to allow management and the board to make key business decisions, while enabling shareholders to hold them accountable.

Mergers, acquisitions, and restructuring

The Wealth-Focused Policy supports proposals with a high probability of yielding outsized returns for investors. The fairness opinion by a qualified investment banker or advisor is carefully considered for these proposals.

Capitalization

The Wealth-Focused Policy generally supports managements’ recommendations on the capitalization of the company. The goal is to rely on the expertise of the CEO and CFO. Poor shareholder returns due to capitalization failures will be considered during compensation votes and director elections. Excessive dilution for compensation plans is not supported unless directly tied to shareholder returns.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 3

Wealth-Focused Policy Overview

II. Notable Recommendations

View recommendations of the Wealth-Focused Policy from prior meetings.

Phillips 66

Annual Meeting

May 21, 2025

Opposition Proposal: Election of Directors

Egan-Jones’ Wealth-Focused policy recommends FOR the Elliott Nominees, as we believe their election is in the best interests of the Company and its shareholders. Over the past five years, PSX’s total shareholder return (TSR) has lagged its refining and midstream peers as well as the broader market. Additionally, the Company’s substantial financial losses have been driven largely by elevated operating expenses, particularly in labor, maintenance, and energy. We agree with the dissidents that a strategic shift—refocusing on core assets, especially within the refining segment—is necessary to enhance performance and support long-term value creation.

Harley-Davidson, Inc.

Annual Meeting

May 14, 2025

Management Proposal: Election of Directors

Egan-Jones’ Wealth-Focused policy recommends WITHHOLDING votes from management’s nominees for this withhold campaign. Harley-Davidson yielded -11% returns for investors over the same five-year period in which total market returns were 94%. We therefore recommend withholding votes from three long-standing directors as well as the CEO who have overseen long-term sustained underperformance of the Company.

Tesla Inc.

Annual Meeting

November 6, 2025

Management Proposal: Approval of the 2025 CEO Performance Award

Egan-Jones’ Wealth-Focused policy recommends FOR this proposal. While the potential dilution from the 2025 CEO Performance Award is estimated at 12.75%, which exceeds our typical threshold of shareholder equity dilution, we believe an exception is warranted in this case due to the highly performance-based structure of the potential awards to Mr. Elon Musk and the lengthy period over which these shares will be granted. If the full number of shares is granted over the next 10 years, the annual depletion rate each year will only be approximately 1.3%. Additionally, the combination of performance conditions and time-based vesting requirements is designed to align Mr. Musk’s compensation with long-term shareholder value creation. If Mr. Musk meets the requirements for all twelve tranches of the CEO Performance Award, shareholders of Tesla will see an approximate 700% increase in the value of their stock within 10 years. Hence, we believe that the 2025 Performance CEO Award is aligned with shareholders’ interests.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 4

Wealth-Focused Policy Overview

AMC Entertainment Holdings, Inc.

Annual Meeting

December 10, 2025

Management Proposal: Advisory Vote to Approve Executive Compensation

Egan-Jones’ Wealth-Focused policy recommends AGAINST AMC Holdings’ say-on-pay proposal as we do not believe the compensation amount is in alignment with shareholders’ interests. Specifically, we review the total compensation of the highest paid NEO as compared to Company performance (as measured by TSR). In this case, the TSR during 2024 was -34.8% while the total compensation of the CEO was over $11 million.

Alphabet Inc.

Annual Meeting

June 6, 2025

Shareholder Proposal: Regarding an Enhanced Disclosure on Climate Goals

Egan-Jones’ Wealth-Focused policy recommends AGAINST this enhanced disclosure. Considering the Company already provides extensive disclosure regarding its climate strategy, goals, challenges, and risk-management processes in its annual Environmental Report, we believe that the shareholder proposal is redundant and will not create additional benefits or value for the shareholders.

Apple, Inc.

Annual Meeting

February 25, 2025

Shareholder Proposal: Report on Risks and Impacts of Charitable Giving

Egan-Jones’ Wealth-Focused policy recommends AGAINST this report. Apple already has a well-governed corporate donations program, including strict safeguards such as prohibiting the use of funds for lobbying or political campaigns. The company regularly discloses its charitable activities, making the requested additional report redundant and unlikely to provide meaningful shareholder benefit, while unnecessarily intruding into Apple’s ordinary business operations.

Amazon.com, Inc.

Annual Meeting

May 21, 2025

Shareholder Proposal: Audit Report on Warehouse Working Conditions

Egan-Jones’ Wealth-Focused policy recommends AGAINST. Considering Amazon has demonstrated a robust commitment to workplace safety, supported by measurable improvements in injury rates and extensive regulatory oversight, we believe that the proposed independent audit is unnecessary. Additionally, commissioning an audit could create legal and reputational risks by implying potential violations and providing a roadmap for future litigation, ultimately exposing shareholders to substantial long-term costs.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 5

Wealth-Focused Policy Overview

Comcast Corporation

Annual Meeting

June 18, 2025

Shareholder Proposal: Adopt Policy for an Independent Chairman

Egan-Jones’ Wealth-Focused policy recommends AGAINST. Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that having an independent chairman is not a one-size-fits-all principle. We believe that the Board should have flexibility in determining a leadership structure that is conducive to the company’s goal of maximizing shareholder value.

International Business Machines Corp. (IBM)

Annual Meeting

April 29, 2025

Shareholder Proposal: Report on Hiring/Recruitment Discrimination

Egan-Jones’ Wealth-Focused policy recommends AGAINST because we believe that IBM already maintains transparent, legally compliant, and non-discriminatory hiring practices. As such, producing the requested report would be unnecessary, burdensome, and divert resources from more meaningful priorities.

Exxon Mobil Corporation

Annual Meeting

May 28, 2025

Management Proposal: Ratify the Appointment of Independent Auditor

Egan-Jones’ Wealth-Focused policy recommends FOR the ratification of PricewaterhouseCoopers LLP as auditors, as we believe that neither the audit fees for the most recent fiscal year nor the disciplinary actions taken against the firm over the past decade raise concerns about the auditor's integrity, professionalism, or independence.

Eli Lilly and Company

Annual Meeting

May 5, 2025

Management Proposal: Proposal to Amend the Company’s Articles of Incorporation to Eliminate Supermajority Voting Provisions

Egan-Jones’ Wealth-Focused policy recommends FOR the elimination of supermajority voting provisions in the Company’s Articles of Incorporation, as they grant disproportionate power to a minority of shareholders. Adopting a simple majority standard would ensure equal and fair representation for all shareholders and enable a more meaningful voting process.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 6

Wealth-Focused Policy Overview

Core Scientific, Inc.

Special Meeting

October 30, 2025

Management Proposal: Approval of the Agreement and Plan of Merger

Egan-Jones’ Wealth-Focused policy recommends AGAINST the merger of Core Scientific with CoreWeave. We believe that while the proposed merger may offer operational synergies, the terms of the transaction materially undervalue Core Scientific relative to its intrinsic potential and the stock price. Additionally, given the all-stock nature of the transaction and the volatile share price of CoreWeave, the transaction is highly risky for Core Scientific shareholders. Given the company’s strong fundamentals, long-term contracts, and clear growth trajectory as a standalone entity, we believe shareholders are better served by rejecting the current offer.

ProPhase Labs, Inc.

Annual Meeting

November 24, 2025

Management Proposal: Authorization for Amendment to Authorize Additional Shares

Egan-Jones’ Wealth-Focused policy recommends FOR the issuance of additional shares of common stock because we generally support proposals to issue more shares when the new proposed stock is less than 50% of total authorized shares of common stock, or when the increase is tied to a specific transaction or financing proposal or when the share pool was used up due to equity plans. The Company seeks to increase its authorized common stock to ensure sufficient unissued shares to satisfy obligations under its $3 million 20% OID senior secured promissory note and related July 2025 warrants. We believe this purpose is reasonable and therefore fair and advisable to shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 7

Wealth-Focused Policy Overview

III. Detailed vote recommendations

View recommendations per category and region.

Proposals by management | Accounting

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Accept an accounting	World		We generally recommend FOR because
irregularity			according to our policy, the financial statements
give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Accept the financial	World	North America	We generally recommend FOR because
statements/statutory			according to our policy, the financial statements
report			give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Approve a special	China, Western		We recommend FOR this Proposal, because
transactions financial	Europe, Latin		according to our policy, approving the special
report	America		transactions financial report ensures
transparency and gives shareholders a clear
overview of significant transactions, supporting
informed decision-making.
Receive the annual report	World	North America	We generally recommend FOR because
and accounts			according to our policy, the financial statements
give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 8

Wealth-Focused Policy Overview

Proposals by management | Auditor

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Approve the discharge of	Western		We generally recommend FOR because after
the auditors	Europe		reviewing the auditor acts for the fiscal year that
has ended, we find it advisable to grant
discharge from liability to the auditors.
Ratify auditor AND director	World	United States	We generally recommend FOR the auditor when
remuneration			the non-audit fees do not make up a substantial
proportion of all fees the auditor is charging the
company and when the total audit fees are
reasonable given the company's size. The
purpose is to maintain some independence for
the auditor.
Ratify auditor appointment	Emerging &		We generally recommend FOR the auditor when
and remuneration	Frontier Asia-		the non-audit fees do not make up a substantial
	Pacific, Western		proportion of all fees the auditor is charging the
	Europe		company and when the total audit fees are
reasonable given the company's size. The
purpose is to maintain some independence for
the auditor.
Ratify the appointment of a	World		We recommend FOR this Proposal, because
non-statutory auditor			according to our policy, ratifying the
appointment of a non-statutory auditor
strengthens oversight and reinforces the
integrity of reporting.
Ratify the appointment of a	China, Western		We recommend FOR this Proposal, because
special transactions auditor	Europe, Latin		according to our policy, ratifying the
	America		appointment of a special transactions auditor
ensures independent review of significant
transactions and strengthens disclosure and
transparency.
Ratify the appointment of	World		We generally recommend FOR the auditor when
an auditor			the non-audit fees do not make up a substantial
proportion of all fees the auditor is charging the
company and when the total audit fees are
reasonable given the company's size. The
purpose is to maintain some independence for
the auditor.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 9

Wealth-Focused Policy Overview

Ratify the appointment of	Western	We recommend AGAINST this Proposal, because
statutory AND	Europe	according to our policy, ratifying the
sustainability auditors		appointment of statutory and sustainability
auditors may not directly align with the priorities
of shareholders, as the proposal emphasizes ESG
and non-financial reporting oversight rather
than measures that drive immediate financial
returns or shareholder value.
Remove the auditor	World	We generally recommend a vote FOR the
removal of the auditors whenever the Company
may deem it necessary to ensure auditor
independence and integrity.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 10

Wealth-Focused Policy Overview

Proposals by management | Capitalization

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Allot securities	Western		We generally recommend FOR because
	Europe		according to our policy, the allotment of shares
or securities will enable the Company to
capitalize on future business opportunities. This
flexibility provides the Company with the ability
to act promptly and strategically to business
decisions, ensuring it remains competitive and
well-positioned for long-term success.
Appropriate	World	North America	We recommend FOR this Proposal, because
profits/surplus/retained			according to our policy, allocating corporate
earnings			earnings through appropriate distribution of
profits, surplus, or retained earnings supports
shareholder interests and long-term value
creation.
Approve a share	Emerging &		We generally recommend a vote FOR because
repurchase plan	Frontier Asia-		according to our policy, the proposed share
	Pacific, Western		repurchase plan would grant the Company
	Europe		greater flexibility in managing its capital
structure. Furthermore, share repurchases are
widely regarded as an effective strategy for
enhancing shareholder value and financial
position of companies.
Approve a stock exchange	World		We generally recommend FOR because
listing			according to our policy, approval of the stock
exchange listing would create investment
opportunities for the Company and provide
greater liquidity while diversifying the risks
associated with it.
Approve a stock terms	World		This proposal is considered on a case-by-case
revision			basis by the guidelines committee.
Approve adjustment in the	Emerging &		We recommend FOR this Proposal, because
share repurchase price	Frontier Asia-		according to our policy, allocating corporate
	Pacific		earnings through appropriate distribution of
profits, surplus, or retained earnings supports
shareholder interests and long-term value
creation.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 11

Wealth-Focused Policy Overview

Approve capital	Emerging &		We recommend FOR this Proposal, because
utilization/cash	Frontier Asia-		according to our policy, the proposed capital or
management	Pacific		cash utilization enables the company to support
its strategic initiatives and efficiently finance its
operations.
Approve credit and/or debt	Emerging &		We recommend FOR this Proposal, because
financing	Frontier Asia-		according to our policy, approving credit or debt
	Pacific		financing provides the company with the
necessary capital to support strategic initiatives,
maintain liquidity, and ensure financial flexibility.
Approve dividends	World	North America	We generally recommend FOR this Proposal,
because according to our policy, the proposed
dividend distribution is financially prudent,
maintains sufficient liquidity, and supports
consistent shareholder returns.
Change share par value	World		We generally recommend FOR when the new
par value is less than or equal to old par value.

Conduct a stock split	World		We generally recommend FOR because
according to our policy, the proposed reverse
stock split would make the Company’s common
stock a more attractive and cost-effective
investment for many investors, thereby
enhancing the liquidity of current stockholders
and potentially broadening the investor base.
Distribute	World	North America	We generally recommend FOR because
profit/dividend/etc			according to our policy, the proposed
according to a sharing plan			distribution plan will not put the company´s
liquidity at risk.
Exchange debt for equity	World		We generally recommend a vote FOR because
according to our policy, the proposed exchange
of debt for equity would strengthen the
Company’s financial position by reducing its
liabilities, improving its balance sheet and
enhancing its creditworthiness.
Increase authorized shares	World	Brazil	We generally recommend FOR except when one
of the following conditions is met: 1) The new
proposed stock is >50% of total authorized
shares of common stock; 2) The increase is NOT
tied to a specific transaction or financing
proposal; and 3) The Share pool was NOT used
up due to equity plans.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 12

Wealth-Focused Policy Overview

Increase authorized shares	Brazil	We generally recommend FOR except when one
of the following conditions is met: 1) The
increase is NOT tied to a specific transaction or
financing proposal; and 2) The Share pool was
NOT used up due to equity plans.
Issue bonds	World	We generally recommend FOR because
according to our policy, approval of this proposal
will give the Company greater flexibility in
considering and planning for future corporate
needs, including, but not limited to, stock
dividends, grants under equity compensation
plans, stock splits, financings, potential strategic
transactions, including mergers, acquisitions,
and business combinations, as well as other
general corporate transactions.
Issue shares	World	We generally recommend FOR when there is a
purpose for the share issuance and when the
shareholder rights on the issued shares will not
be superior to outstanding shares.
Issue shares below NAV	World	We generally recommend FOR because
according to our policy, issuing shares below net
asset value (NAV) would provide the Fund with
flexibility in raising capital, reducing debt,
preventing insolvency, and funding strategic
acquisitions or growth opportunities. While it
typically leads to dilution, a discounted issuance
can be used in ways that may ultimately
enhance shareholder value, improve financial
stability, and position the company for long-term
success.
Issue shares upon exercise	World	We generally recommend FOR because
of warrants		according to our policy, the proposed issuance
of shares will provide the Company with a
source of capital to fund its corporate endeavors
and activities.
Re-price options	World	We generally recommend FOR re-pricing options
when external and uncontrollable market factors
caused the stock price to decrease.
Repurchase and/or cancel	Emerging &	We recommend FOR this Proposal because,
shares	Frontier Asia-	according to our policy, share
	Pacific, Western	repurchase/cancellation can enhance
Europe
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 13

Wealth-Focused Policy Overview

shareholder value and provide the company
with flexibility in managing its capital effectively.
Repurchase bonds	World	We recommend FOR this Proposal because,
according to our policy, repurchase of bonds
allows the company to manage its debt
efficiently, reduce interest expenses, and
optimize its capital structure, ultimately
supporting financial flexibility and long-term
shareholder value.
Create a new class of	World	We generally recommend FOR these proposals
shares		when the new class of shares to be created will
not have blank-check authority and will not have
superior voting rights to the existing class of
shares.
Reclassify/convert shares	World	We generally recommend FOR if the conversion
would provide equal rights to shareholders.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 14

Wealth-Focused Policy Overview

Proposals by management | Climate/Resources

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Approve the sustainability	Western		We generally recommend a vote AGAINST
auditor	Europe		because according to our policy, the
appointment of a separate sustainability auditor
is unwarranted, given that the Company already
integrates sustainability into its existing audit
process. The Company’s current approach
effectively addresses sustainability concerns
without the need for additional oversight.
Furthermore, approval of this proposal would
impose unnecessary costs and administrative
burdens, diverting resources from other critical
business priorities.
Approve the sustainability	Western		We generally recommend a vote AGAINST
report	Europe,		because, according to our policy, approval of this
	Australia		proposal would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 15

Wealth-Focused Policy Overview

Proposals by management | Compensation

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Advise on executive	World		We generally recommend FOR when the total
compensation (say-on-pay)			compensation is reasonable considering the
company's performance as measured by change
in adjusted stock price.
Approve a stock	United States		We generally recommend FOR when the plan
compensation plan (non-			results in dilution of 10% or less and when the
SPAC)			average burn rate over the last three years is 3%
or less (or the company has been public for five
years or less).
Approve a stock	World	United States	We generally recommend FOR when the plan
compensation plan (non-			results in dilution of 10% or less.
SPAC)
Approve a stock	World		We recommend a vote AGAINST this proposal
compensation plan (SPAC)			because according to our policy, this proposal
would dilute shareholder value in this special
purpose acquisition company and is therefore
not in the shareholders' best interests. Because
the company is a SPAC, management is already
highly incentivized through founder shares and
warrants, and an incentive stock option plan
would be unnecessary and potentially excessive.
Approve an employee	World		We generally recommend FOR when the plan is
stock purchase plan			qualified under Section 423(c) or has dilution of
10% or less and when there is no evergreen
provision.
Approve an	Emerging &		This proposal is considered on a case-by-case
employment/management	Frontier Asia-		basis by the guidelines committee.
/severance/partnership	Pacific, Western
agreement	Europe
Approve bonuses	Western		We generally recommend FOR when the total
	Europe,		compensation is reasonable considering the
	Australia, Israel		company's performance as measured by change
in adjusted stock price.
Approve	Western		We generally recommend FOR because
executive/director/related	Europe		according to our policy, the related party
party transactions			transaction is advisable, substantively and
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 16
Wealth-Focused Policy Overview

procedurally fair to, and in the best interests of
the Company and its shareholders.

Approve future executive	Western	We generally recommend FOR when the
remuneration	Europe, Eastern	proposed compensation includes performance-
	Europe &	based metrics.
Central Asia,
Middle East &
North Africa
Approve other	World	This proposal is considered on a case-by-case
compensation		basis by the guidelines committee.

Approve the executive	Middle East &	We generally recommend FOR when the total
compensation policy	North Africa,	compensation is reasonable considering the
	Western	company's performance as measured by change
	Europe, Eastern	in adjusted stock price.
Europe &
Central Asia
Approve the non-executive	Emerging &	We recommend FOR this Proposal, because
directors' compensation	Frontier Asia-	according to our policy, the proposed non-
	Pacific, Western	executive directors’ compensation is
	Europe, Eastern	commensurate with their contributions and
	Europe &	supports the company in remaining competitive
	Central Asia	in attracting and retaining skilled board
members.
Decide the frequency of	World	We generally recommend an annual frequency
the executive		for the say-on-pay vote.
compensation vote
Reduce the legal reserve	Emerging &	We generally recommend FOR because
	Frontier Asia-	according to our policy, the proposed reduction
	Pacific, Western	of legal reserves is commensurate with the
	Europe,	Company’s current financial position and would
	Developed	strengthen its cashflow.
Asia-Pacific
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 17

Wealth-Focused Policy Overview

Proposals by management | Directors

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Allow for the removal of	World		We generally recommend AGAINST the proposal
directors only with cause			because according to our policy, directors should
be removed with or without cause. This level of
flexibility allows the Company to make
necessary changes to its leadership when
deemed appropriate. Allowing for the removal
of directors with or without cause ensures that
the Board can effectively address issues such as
performance concerns and maintain the best
interests of the Company and its shareholders.
Allow for the removal of	World		We generally recommend a vote FOR because
directors without cause			according to our policy, allowing shareholders to
remove a director without cause enhances
accountability and strengthens shareholder
rights. This provision empowers shareholders to
take action if they believe a director is not acting
in the best interests of the company, ensuring
greater transparency and governance.
Approve director	World		We generally recommend FOR because
indemnification			according to our policy, approval of director
indemnification would enable the Company to
provide a greater scope of protection to
directors in cases of litigations. Further, such a
provision would also help the Company to
attract, retain and motivate its directors whose
efforts are essential to the Company's success.
Approve director liability	World		We generally recommend FOR because
insurance			according to our policy, approval of director
liability insurance would enable the Company to
provide a greater scope of protection to
directors in cases of litigations. Further, such a
provision would also help the Company to
attract, retain and motivate its directors whose
efforts are essential to the Company's success.
Approve election and	Developed		We generally recommend FOR when the
remuneration for the	Asia-Pacific,		director(s) passes our election of director test
executive director(s)			and the executive compensation passes our test.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 18

Wealth-Focused Policy Overview

	Western	If any director or the executive compensation
	Europe	does not pass our tests, we will recommend
against the proposal.
Approve election and	Developed	We generally recommend FOR when the change
remuneration for the non-	Asia-Pacific,	in adjusted stock price over the director's tenure
executive director(s)	Western	is not poor (given that the director tenure is at
	Europe	least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Approve financial	Western	We generally recommend FOR because
statements and discharge	Europe, Eastern	according to our policy, the financial statements
directors	Europe &	give a true and fair view of the financial position
	Central Asia	of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year then ended in accordance with the law.
Approve the directors'	Western	We generally recommend FOR because approval
report	Europe, Eastern	of the directors' report is in the best interests of
	Europe &	the Company and its shareholders.
Central Asia
Approve the discharge of	Western	We generally recommend FOR because
the board and president	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the discharge of	Western	We generally recommend FOR because
the management board	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the discharge of	Western	We generally recommend FOR because
the supervisory board	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the previous	Western	We generally recommend FOR because
board's actions	Europe, Eastern	according to our policy, we find no breach of
	Europe &	fiduciary duty that compromised the Company
	Central Asia	and shareholders’ interests for the fiscal year
that has ended.
Approve the spill	Australia	We generally recommend FOR this resolution
resolution		when the company has failed our executive
compensation test.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 19

Wealth-Focused Policy Overview

Authorize exculpation of	World	We generally recommend a vote FOR because
officers (DGCL)		according to our policy, implementation of the
exculpation provision pursuant to Delaware Law
will enable the Company to attract, retain and
motivate its officers whose efforts are essential
to the Company's success. Additionally,
Delaware's exculpation law strikes a balanced
approach, offering protection to directors while
ensuring accountability for significant breaches
of their fiduciary duties.
Authorize the board to	Western	We generally recommend FOR because approval
execute legal formalities	Europe, Eastern	of the proposal is necessary in order to carry out
	Europe &	the legal formalities related to the meeting.
Central Asia,
Emerging &
Frontier Asia-
Pacific
Authorize the board to fill	World	We generally recommend FOR if the appointees
vacancies		will face a shareholder vote at the next annual
meeting.
Change the size of the	World	We generally recommend FOR if the board size
board of directors		is between 5 and 15.
Classify the board	World	We generally recommend AGAINST because
according to our policy, staggered terms for
directors increase the difficulty for shareholders
to make fundamental changes to the
composition and behavior of a board. We prefer
that the entire board of a company be elected
annually to provide appropriate responsiveness
to shareholders.
Declassify the board	World	We generally recommend FOR because
according to our policy, staggered terms for
directors increase the difficulty for shareholders
to make fundamental changes to the
composition and behavior of a board. We prefer
that the entire board of a company be elected
annually to provide appropriate responsiveness
to shareholders.
Delegate authority to a	Western	We generally recommend FOR because the
committee	Europe	delegation of authority to the committee is in
the best interests of the Company and its
shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 20

Wealth-Focused Policy Overview

Elect a company	Western		We generally recommend FOR because
clerk/secretary	Europe, Eastern		according to our policy, the nominee appears
	Europe &		qualified.
Central Asia
Elect a director to board	World		We generally recommend FOR when the change
in adjusted stock price over the director's tenure
is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Elect a director to	World		We generally recommend FOR when the change
committee			in adjusted stock price over the director's tenure
is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Elect directors and appoint	Western		We generally recommend FOR when the
the auditor	Europe		director(s) passes our election of director test
and the auditor passes our auditor ratification
test. If any director or the auditor does not pass
our tests, we will recommend against the
proposal.
Elect directors and fix the	Canada,		We generally recommend FOR when the change
number of directors	Western		in adjusted stock price over the director's tenure
	Europe		is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Elect multiple directors to	World	United States,	We generally recommend FOR when each
the board		United	director passes our election of director test. If
		Kingdom	any director does not pass this test, we will
recommend against the proposal.
Eliminate the retirement	World		We generally recommend FOR this proposal
age requirement			because, in accordance with our policy, the
Company and its shareholders are in the best
position to determine the approach to corporate
governance, particularly board composition.
Imposing inflexible rules, such as age limits for
outside directors, does not necessarily correlate
with returns or benefits for shareholders. Similar
to arbitrary term limits, age limits could force
valuable directors off the board solely based on
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 21

Wealth-Focused Policy Overview

their age, potentially undermining the
effectiveness of the board.
Fix the number of directors	Canada,		We generally recommend FOR if the board size
	Western		is between 5 and 15.
Europe
Receive the directors'	World	North America	We generally recommend FOR because
report			according to our policy, the financial statements
give a true and fair view of the financial position
of the Company for the recent fiscal year, and of
its financial performance and its cash flows for
the year that has ended.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 22

Wealth-Focused Policy Overview

Proposals by management | Legal and compliance

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an exclusive forum	World		We generally recommend FOR because
for disputes			according to our policy, having an exclusive
forum will allow the Company to address
disputes and litigations in an exclusive
jurisdiction, with familiarity of the law, and
reduce the administrative cost and burden
related to settlement.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 23

Wealth-Focused Policy Overview

Proposals by management | M&A / Structure

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an anti-greenmail	World		We generally recommend FOR because
provision			according to our policy, the adoption of an anti-
greenmail provision will prevent the likelihood
of potential hostile takeover which could be
detrimental to the shareholders’ interests.
Advise on merger related	World		We generally recommend FOR when 1) the total
compensation			severance package doesn't exceed 3X the
previous year's CAP for the highest paid NEO.
Approve a joint venture	World		This proposal is considered on a case-by-case
agreement			basis by the guidelines committee.
Approve a liquidation plan	World		We generally recommend FOR if the following
conditions are met: the transaction is the best
strategic alternative for the company and the
appraisal value is fair.
Approve an anti-takeover	Australia		This proposal is considered on a case-by-case
measure(s)			basis by the guidelines committee.
Approve an extension	World		We generally recommend FOR when the trust
amendment proposal (for			deposit payment is not less than the previous
SPACs)			trust deposit payment.
Approve an M&A	World		This proposal is considered on a case-by-case
agreement (sale or			basis by the guidelines committee.
purchase)
Approve an M&A-related	World		This proposal is considered on a case-by-case
share issuance			basis by the guidelines committee.

Approve an opt-out plan	World		This proposal is considered on a case-by-case
basis by the guidelines committee.
Approve the restructuring	World		This proposal is considered on a case-by-case
plan			basis by the guidelines committee.

Change the domicile /	World		We generally recommend FOR because
jurisdiction of			according to our policy, changing the Company’s
incorporation			legal domicile is necessary to align the legal
structure of the Company in a manner that is
more consistent with their business objectives.
Proceed with bankruptcy	World		We generally recommend FOR because
according to our policy, approval of the
bankruptcy plan is the best available alternative
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 24

Wealth-Focused Policy Overview

in order for the Company to provide a
reasonable value for its shareholders.

Remove an antitakeover	World	We recommend FOR this Proposal, because,
provision(s)		according to our policy, the removal of the
antitakeover provision can increase shareholder
value by enhancing market responsiveness and
facilitating potential takeovers that may lead to
premium buyouts.
Ratify a poison pill	World	We generally recommend a vote FOR because
according to our policy, approval of the proposal
will acknowledge both the advantages and
inherent risks of implementing a shareholder
rights plan, or poison pill. While these plans can
deter hostile takeovers, they also carry the risk
of management entrenchment in some cases.
Ensuring that shareholders are given a voice on
the advisability of such a plan is crucial to
safeguarding the Company from these risks,
promoting transparency, and maintaining a
balance between protecting shareholder
interests and preventing potential misuse of the
plan.
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Wealth-Focused Policy Overview

Proposals by management | Meeting and Proxy Statement

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt notice and access	World		We generally recommend FOR because
provisions			according to our policy, approval of the notice
and access provision would provide
shareholders with sufficient disclosure and
ample time to make informed decisions
regarding the election of directors at
shareholder meetings. This provision ensures
that shareholders have the opportunity to
review relevant information regarding the
nominees, the Company's performance, and
other important matters, therefore enabling the
shareholders to participate meaningfully in the
governance process.
Approve administrative	World		We recommend FOR this Proposal, because
and/or procedural items			according to our policy, approving administrative
and procedural items related to the convening
of shareholder meetings ensures proper
organization, compliance with governance
requirements, and smooth conduct of
proceedings.
Change the	World		We generally recommend FOR because
location/date/time of a			according to our policy, the proposed change
shareholder meeting			will increase the likelihood of increased
attendance rate in meetings, not to mention the
benefits of flexibility and improved accessibility
to shareholders.
Indicate if you are a	Canada, Israel,		This test will indicate NO if the shareholder is
controlling shareholder or	Latin America		not a controlling shareholder and does not have
have a personal interest in			a personal interest in the approval of this
the proposal			proposal.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 26

Wealth-Focused Policy Overview

Proposals by management | Mutual Fund

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an investment policy	World		We generally recommend FOR if the investment
strategy is cogent.
Approve the company as	World		This proposal is considered on a case-by-case
investment trust			basis by the guidelines committee.

Approve the fundamental	World		We generally recommend FOR because
investment objective			according to our policy, a fundamental
investment objective for funds will ensure that
any revision or matter related to the fund’s
activities will be brought up for shareholder
approval, thereby protecting their interests as
shareowners. By involving shareholders in key
decisions, the Company reinforces transparency,
accountability, and the protection of
shareholder value.
Approve the investment	World		We generally recommend FOR if the following
advisory agreement			conditions are met: the investment fees are
reasonable (3% or less) and the investment
strategy is cogent.
Approve the non-	World		We generally recommend AGAINST because
fundamental investment			according to our policy, a fundamental
objective			investment objective for funds will ensure that
any revision or matter related to the fund’s
activities will be brought up for shareholder
approval, thereby protecting their interests as
shareowners.
Approve the reorganization	World		This proposal is considered on a case-by-case
basis by the guidelines committee.

Approve the sub-	World		We generally recommend FOR sub-investment
investment advisory			advisory agreements when the sub-advisory
agreement			fees are paid by the primary adviser and the
investment strategy is cogent.
Change the fund's	World		We generally recommend AGAINST because
fundamental restriction to			according to our policy, approval of the proposal
non-fundamental			would increase the Fund’s exposure to
significant losses arising from investment in
high-risk assets. Moreover, contrary to a
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Wealth-Focused Policy Overview

fundamental investment restriction, non-
fundamental investment restrictions are often
focused on short-term investing which is subject
to market volatility and fluctuations.
Convert the closed-end	World	We generally recommend FOR because
fund to an open-end fund		according to our policy, the conversion to an
open-end fund would provide for portfolio
diversification hence reducing the Company's
risk exposure, and at the same time providing
greater liquidity to its shareholders.
Issue/approve a 12b-1 plan	World	We generally recommend FOR because
(the distribution of funds		according to our policy, approval of the 12b-1
through intermediaries)		plan would enable the Fund to facilitate its
distribution and sale through various
intermediaries, which would be beneficial in
improving its asset position.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 28

Wealth-Focused Policy Overview

Proposals by management | Other

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Amend other	World		This proposal is considered on a case-by-case
articles/bylaws/charter			basis by the guidelines committee.
Appoint a rating agency	Western		We generally recommend FOR because the
	Europe, Eastern		appointment of the proposed rating agency is in
	Europe &		the best interests of the Company and its
	Central Asia,		shareholders.
Emerging &
Frontier Asia-
Pacific,
Developed
Asia-Pacific,
Latin America
Approve appointment of a	Middle East &		We recommend FOR this Proposal, because
(non-director) executive	North Africa,		according to our policy, approving the
	Western		appointment of the executive ensures the
	Europe, Eastern		company has the necessary management in
	Europe &		place to support operational continuity.
Central Asia
Approve company related-	Emerging &		We recommend FOR the proposed transaction
party transactions	Frontier Asia-		as we believe it will allow the company to
	Pacific,		execute on its operational and strategic
	Developed		objectives.
Asia-Pacific,
Western
Europe
Approve other company	World		This proposal is considered on a case-by-case
policies			basis by the guidelines committee.
Approve political &	United		We generally recommend FOR because
charitable contributions	Kingdom		according to our policy, it is necessary to allow
the Company to fund charitable and political
activities, which is in the best interests of
shareholders. Such contributions can enhance
the Company’s reputation, strengthen
stakeholder relationships, and support its
broader social and corporate responsibility
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Wealth-Focused Policy Overview

goals, ultimately benefiting long-term
shareholder value.

Approve the appointment	World	We generally recommend FOR when the change
of a (director) executive		in adjusted stock price over the director's tenure
is not poor (given that the director tenure is at
least three years) and when the candidate
attended at least 75% of all board and
committee meetings.
Approve the company	World	We generally recommend FOR because
name change		according to our policy, the proposed name
change supports strategic changes that enhance
the Company’s business objectives.
Furthermore, the proposed name change will
more effectively reflect the Company's mission
and vision, thereby strengthening its marketing
and branding efforts and improving its overall
market positioning.
Approve the continuance	Canada	We generally recommend FOR because
of company		according to our policy, approval of this proposal
is in the best interests of the Company and its
shareholders.
Approve the convening of	Western	We generally recommend FOR because approval
the corporate assembly	Europe	of the convening of the corporate assembly or
shareholders' meeting is in the best interests of
the Company and its shareholders.
Approve the staking	World	We recommend FOR the Proposal, because
consideration		according to our policy, approving staking
consideration in blockchain networks enhances
yield by supporting network security and
transaction validation. This complies with
regulatory standards, reflecting responsible
digital asset management and industry best
practices.
Approve the staking fee	World	We recommend FOR approval of the staking fee,
because according to our policy, the fee helps
cover the Company’s operational costs
associated with staking activities. The fee aligns
with industry standards and ensures
transparency and fairness to clients in digital
asset staking services.
Attend to other business	World	We generally recommend FOR when the
company is domiciled in the US or Canada.

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Wealth-Focused Policy Overview

Ratify decisions made in	Western	We generally recommend FOR when the act is
the prior fiscal year	Europe, Eastern	related to routine matters such as the
	Europe &	distribution of dividends, release from liability,
	Central Asia	or decisions made in the fiscal year that has
ended.
Reimburse proxy contest	World	This proposal is considered on a case-by-case
expenses		basis by the guidelines committee.

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 31

Wealth-Focused Policy Overview

Proposals by management | Shareholder Rights

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt an advanced notice	Canada		We generally recommend FOR when the policy
requirement			stipulates that nominations must be submitted
no later than 30-65 days before the annual
meeting and that nominations must be
submitted no earlier than 30-65 days prior to
the annual meeting.
Adopt an advanced notice	United States,		We generally recommend FOR when the policy
requirement	Australia		stipulates that nominations must be submitted
no later than 60-90 days prior to the annual
meeting and that nominations must be
submitted no earlier than 120-150 days prior to
the annual meeting.
Adopt, renew, or amend a	World		We generally recommend FOR if the proposed
shareholder rights plan			plan expands rights for shareholders.
Adopt/increase proxy	World		We generally recommend a vote AGAINST
access			because according to our policy, , the adoption
of a "proxy access" bylaw is not a universal
solution to allegations of unresponsiveness to
shareholder concerns. We believe that voting
decisions should be based on the governance
practices and performance of individual
companies. We believe that implementing this
bylaw could undermine the integrity of the
director election process.
Allow virtual-only	World		We generally recommend FOR because
shareholder meetings			according to our policy, virtual meetings will
increase the likelihood of an improved
attendance rate in meetings, not to mention the
benefits of flexibility, reducing costs and
improved accessibility.
Approve preemptive rights	Western		We generally recommend FOR because
	Europe		according to our policy, pre-emptive rights allow
shareholders to maintain their proportional
ownership in the Company in the event of new
share issuance, protecting their interests and
ensuring they are not diluted by future equity
offerings.
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Wealth-Focused Policy Overview

Eliminate preemptive rights	United	We generally recommend FOR because
	Kingdom	according to our policy, the elimination of pre-
emptive rights would provide the Company with
greater flexibility to finance business
opportunities and conduct a rights issue without
being restricted by the stringent requirements of
statutory pre-emption provisions.
Establish the right to call a	World	We generally recommend FOR if the proposal
special meeting		will strengthen shareholder rights (i.e. lower the
threshold required to call a special meeting).
Expand the right to act by	World	We generally recommend FOR because
written consent		according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
giving shareholders the right to act
independently from the management.
Redeem a shareholder	World	We generally recommend FOR when the
rights plan		additional shares for the beneficiaries of the
poison pill are more attractive than takeover by
a hostile party.
Restrict the right to act by	World	We generally recommend AGAINST because
written consent		according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
giving the shareholders the right to act
independently from the management.
Restrict the right to call a	World	We generally recommend AGAINST the proposal
special meeting		because according to our policy, the ability of
shareholders to call special meetings is widely
regarded as an important aspect of good
corporate governance. We believe the
Company’s current threshold appropriately
balances the rights of shareholders to call a
special meeting with the broader interests of the
Company and its shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 33

Wealth-Focused Policy Overview

Proposals by management | Voting

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt confidential voting	World		We generally recommend FOR because
according to our policy, approval of the proposal
will preserve the confidentiality and integrity of
vote outcomes.
Adopt unequal voting	World		We generally recommend AGAINST because
rights			according to our policy, in order to provide equal
voting rights to all shareholders, companies
should not utilize dual class capital structures.
Amend the quorum/voting	World		We generally recommend FOR when the
requirement			proposed quorum is at least 33% of shares
entitled to vote.
Approve cumulative voting	World	China	We generally recommend AGAINST because
according to our policy cumulative voting could
make it possible for an individual shareholder or
group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Approve cumulative voting	China		We generally recommend FOR because
according to our policy, cumulative voting allows
a significant group of shareholders to elect a
director of its choice - safeguarding minority
shareholder interests and bringing independent
perspectives to Board decisions.
Approve plurality voting	World		We generally recommend for plurality voting
when plurality voting will only be used in
contested situations. In uncontested situations,
we do not prefer for plurality voting to be used.
Approve/increase	World		We generally recommend AGAINST because
supermajority voting			according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
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Wealth-Focused Policy Overview

shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the
entity, therefore, paving the way for a more
meaningful voting outcome.
Eliminate cumulative	World	We generally recommend FOR because
voting		according to our policy cumulative voting could
make it possible for an individual shareholder or
group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Eliminate or reduce	World	We generally recommend FOR because
supermajority voting		according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the entity
and paving the way for a more meaningful
voting outcome.
Eliminate unequal voting	World	We generally recommend FOR because
rights		according to our policy, companies should
ensure that all shareholders are provided with
equal voting rights, promoting fairness,
accountability, and alignment between
economic ownership and control. By adopting a
one-share, one-vote structure, the Company can
better uphold shareholder democracy and
support long-term value creation for all
investors.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 35

Wealth-Focused Policy Overview

Proposals by shareholders | Auditors

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Appoint an auditor	World		We generally recommend a vote AGAINST
because according to our policy, the
appointment of auditors is a responsibility
entrusted to the board of directors, specifically
the Audit Committee. In our view, the
procedures governing the selection of auditors
adhere to standard corporate governance and
accounting practices. Unless there are significant
concerns that could jeopardize the integrity and
independence of the auditors, we believe that
approving this proposal is neither necessary nor
justified at this time.
Limit auditor non-audit	World		We generally recommend FOR because
services			according to our policy, auditors should not
provide non-audit services. This practice ensures
the independence and integrity of the audit
process, maintaining objectivity and minimizing
any potential conflicts of interest that could
undermine the reliability of the Company's
financial reporting.
Rotate the auditor	World		We generally recommend AGAINST because
according to our policy, we believe that it is in
the best interests of shareholders for the board
to maintain flexibility to choose and rotate
auditors.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 36

Wealth-Focused Policy Overview

Proposals by shareholders | Board Report

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Report on board member	World		We generally recommend AGAINST because
information			according to our policy, the information being
requested in the shareholder proposal is
unnecessary and will not result in any additional
benefit to the shareholders.
Report on board oversight	World		We generally recommend AGAINST because
according to our policy, although board
oversight is essential, channels already exist for
effective board oversight.
Report on proxy voting	World		We generally recommend AGAINST this proposal
review			because the Company is already required to
outline their proxy voting process. As such, and
in accordance with our policy, we do not believe
that the requested proxy voting report would
provide no incremental or meaningful
information to the Company’s shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 37

Wealth-Focused Policy Overview

Proposals by shareholders | Capitalization

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Issue dividends	World		We recommend a vote AGAINST this proposal
because according to our policy, the Company’s
dividend payout plan should be governed by the
board of directors after taking into account
relevant factors such as the Company’s liquidity
and financial position.
Issue shares	World		We generally recommend a vote AGAINST this
proposal because according to our policy, the
approval could cause potential excessive dilution
in the interests of the shareholders and could
potentially overvalue the Company’s stock price
with such an excessive issuance that is
disproportionate to its needs.
Require shareholder	World		This proposal is considered on a case-by-case
approval to authorize the			basis by the guidelines committee.
issuance of
bonds/debentures
Require shareholder	World		We generally recommend FOR because
approval to reclassify			according to our policy, companies should
shares or conversion rights			ensure that all shareholders are provided with
equal voting rights, promoting fairness,
accountability, and alignment between
economic ownership and control. By adopting a
one-share, one-vote structure, the Company can
better uphold shareholder democracy and
support long-term value creation for all
investors.
Create a new class of	World		We generally recommend FOR these proposals
shares			when the new class of shares to be created will
not have blank-check authority and will not have
superior voting rights to the existing class of
shares.
Reclassify/convert shares	World		We generally recommend FOR if the conversion
would provide equal rights to shareholders.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 38

Wealth-Focused Policy Overview

Proposals by shareholders | Climate/Resources

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a climate action plan	World		We generally recommend AGAINST the
/ emissions reduction /			proposal, because, according to our policy, its
resource restriction			approval would not provide additional benefits
or value to shareholders, given the Company’s
existing robust policy and strategy on climate
change.
Adopt a GMO policy	World		We generally recommend AGAINST because
according to our policy, approval of the proposal
would impose unnecessary burdens on the
Company's operations.
Adopt animal welfare	World		We generally recommend AGAINST because
standards			according to our policy, the matters raised in the
proposal have already been addressed by the
Company. Moreover, the proposal advocates for
impractical and imprudent actions that could
negatively impact the business and its results.
Approve an annual	World		We generally recommend a vote AGAINST
advisory vote on climate			because according to our policy, adopting this
change			proposal is unnecessary and unwarranted in
light of the Company’s existing approach to
climate change and sustainability. The Company
already implements effective strategies in these
areas, making the proposal redundant.
Furthermore, approval would result in
significant administrative costs and financial
burdens, diverting resources from other critical
initiatives.
Reduce fossil fuel financing	World		We generally recommend AGAINST because
according to our policy, the Company is already
committed to meeting its climate action goals
related to sustainable financing. As businesses
move to achieving their net zero goals, we
believe that the Company’s current policies in
financing will bridge the transition to a low
carbon economy.
Report on animal welfare	World		We generally recommend AGAINST because
according to our policy and given the current

Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 39
Wealth-Focused Policy Overview

applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on costs and risks	World	We generally recommend AGAINST because
associated with a climate		according to our policy, approval of this proposal
(or similar) plan		would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway and providing
additional reports with information that is
already available to shareholders.
Report on GMO	World	We generally recommend AGAINST because
according to our policy, preparing a report
regarding GMOs would provide no incremental
and meaningful information to the Company’s
shareholders. Moreover, given the Company’s
current compliance with SEC reporting
requirements and other government regulators
of GMOs, we believe that approval of this
proposal will accrue unnecessary costs and
administrative burden to the Company.
Report on the company's	World	We generally recommend AGAINST because
climate plan / emissions /		according to our policy and given the current
resource use		applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 40

Wealth-Focused Policy Overview

Proposals by shareholders | Compensation

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Amend the clawback	World		We generally recommend FOR when the
provision			proposal is only asking to expand the clawback
provision to include fraud and misconduct.
Approve a retirement plan	World		This proposal is considered on a case-by-case
basis by the guidelines committee.

Cap executive gross pay	World		We generally recommend AGAINST this proposal
because according to our policy, implementing a
cap on executive compensation gross pay, could
negatively impact the hiring and retention of the
Company's key executives and employees. Such
a restriction would limit the Company’s ability to
fully capitalize on the skills, expertise, and
experience that individual leaders bring to the
organization.
Change the use of ESG	World		We generally recommend AGAINST this
metrics in compensation			Proposal, because according to our policy,
altering the use of ESG metrics in compensation
could weaken the alignment of pay with
shareholder interests and established best
practices, which emphasize transparent,
measurable, and material goals.
Deduct stock buybacks	World		We generally recommend AGAINST because
from pay			according to our policy, adoption of the proposal
will not enhance the Company’s compensation
decision-making process.
Discontinue executive	World		We generally recommend a vote AGAINST
perquisites			because according to our policy, the absolute
elimination of perquisites granted to executives
could place the Company at a competitive
disadvantage when it comes to hiring, retaining,
and attracting top-tier leaders.
Discontinue stock option	World		We generally recommend AGAINST because
and bonus programs			according to our policy, approval of the proposal
would impose arbitrary limits on the
compensation committee and put the Company
at a competitive disadvantage compared to
peers.
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Wealth-Focused Policy Overview

Discontinue the	World	We generally recommend AGAINST because
professional services		according to our policy, it is the benefit of the
allowance		Company to retain flexibility with respect to
executive compensation, rather than commit to
arbitrary principles which could place the
Company at a competitive disadvantage in
recruiting and retaining top talent.
Implement an advisory	World	We recommend FOR this Proposal, because
vote on executive		according to our policy, an advisory vote on
compensation		executive compensation helps ensure that pay
practices remain fair, transparent, and aligned
with shareholder interests.
Implement double	World	We generally recommend FOR because
triggered vesting		according to our policy, vesting of equity awards
over a period of time is intended to promote
long-term improvements in performance. The
link between pay and long-term performance
can be severed if awards pay out on an
accelerated schedule. More importantly, a
double trigger vesting provision would provide
protection to the Company’s employees in the
event of transition or change of control.
Include legal/compliance	World	We recommend AGAINST this Proposal, because
costs in adjustments		according to our policy, including legal and
compliance costs in performance adjustments
could weaken accountability by shielding
management from the consequences of
compliance or regulatory failures. Allowing such
expenses to be adjusted out of performance
metrics may distort true company performance
and undermine the link between executive pay
and effective risk oversight.
Include performance	World	We generally recommend FOR this resolution
metrics in compensation		when the company has failed our executive
compensation test.
Prohibit equity vesting for	World	We generally recommend AGAINST the
government service		proposal, as, according to our policy, its
implementation could hinder the Company’s
ability to attract key employees. Additionally, it
could inadvertently penalize individuals who
may wish to enter or return to governmental
service.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 42

Wealth-Focused Policy Overview

Remove tax gross-ups	World	We generally recommend AGAINST because
according to our policy, it is the benefit of the
Company to retain flexibility with respect to
executive compensation, rather than commit to
arbitrary principles which could place the
Company at a competitive disadvantage in
recruiting and retaining top talent. We believe
that it is ultimately in the shareholders’ best
interests that discretionary responsibilities for
this ongoing process continue to be vested in
the Board.
Report on executive	World	We generally recommend AGAINST because
compensation		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Require a shareholder vote	World	We generally recommend FOR because
to ratify executive or		according to our policy, excessive executive
director severance pay		compensation packages has been an ongoing
cause of concern among shareholders and
investors. While the Company argues that its
severance and termination payments are
reasonable, we believe that it is in the best
interests of the stockholders if they ratify
executive compensation in such form. We
believe that approval of this proposal will enable
the stockholders to voice their views and
opinions regarding the Company’s executive
severance payments and will ensure decisions
are in their best interests.
Require that executives	World	We generally recommend AGAINST because
retain shares		according to our policy, the Company’s current
stock ownership requirement strikes an
appropriate balance of encouraging focus on the
long-term performance of the Company and the
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Wealth-Focused Policy Overview

strong alignment with shareholder interests,
while enabling the Company to attract and
retain the best people in the industry.
Use a deferral period for	World	We generally recommend AGAINST because
compensation		according to our policy, the existing
compensation practice already reflects
alignment with the long-term performance and
goals of the Company.
Use GAAP metrics for	World	We generally recommend AGAINST this proposal
compensation		because, in accordance with our policy, approval
would impose rigid targets that could hinder the
Company's ability to adapt to adjustments and
fluctuations beyond its control. Additionally,
using GAAP metrics in compensation could
misalign the Company’s short-term financial
goals with its long-term success, and increase
the complexity of measuring and rewarding
performance. We believe that approval of the
proposal could undermine the Compensation
Committee’s flexibility in determining the most
appropriate metrics for the Company’s financial
circumstances.
Egan-Jones Proxy Services, Since 2002 | research@ejproxy.com	Published December 2025 | 44

Wealth-Focused Policy Overview

Proposals by shareholders | Directors

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Allow for the removal of	World		We generally recommend FOR the proposal
directors without cause			because according to our policy, allowing to
remove directors without cause provides
flexibility to the Company to make necessary
changes to its leadership when deemed
appropriate. Allowing for the removal of
directors without cause ensures that the Board
can effectively address issues such as
performance concerns and maintain the best
interests of the Company and its shareholders.
Amend the	World		We generally recommend FOR because
indemnification/liability			according to our policy, approval of the
provisions for directors			indemnification and liability provisions will
enable the Company to attract, retain, and
motivate its directors, whose efforts are crucial
to its long-term success. By providing directors
with appropriate protection against personal
liability, the Company ensures that directors can
make decisions in the best interests of the
Company without undue concern about
personal financial risks.
Change the size of the	World		We generally recommend a vote AGAINST
board of directors			because according to our policy, we believe that
a board should ideally consist of between five
and fifteen members. This size strikes an
appropriate balance between meeting the
Company’s needs and ensuring effective
oversight.
Classify the board	World		We generally recommend AGAINST because
according to our policy, staggered terms for
directors increase the difficulty for shareholders
to make fundamental changes to the
composition and behavior of a board. We prefer
that the entire board of a company be elected
annually to provide appropriate responsiveness
to shareholders.
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Wealth-Focused Policy Overview

Create a CEO succession	World	We generally recommend FOR because
plan		according to our policy, a CEO succession plan
would safeguard a smooth transition and
alignment into a new leadership whenever the
need arises, thereby ensuring continuity and
shareholder confidence in the Company.
Create a key committee	World	We generally recommend FOR because
according to our policy, the board of directors
should establish key Board committees—namely
Audit, Compensation, and Nominating
committees—composed solely of independent
outside directors. This structure ensures sound
corporate governance practices, enhances
objectivity, and strengthens the oversight of
critical areas within the Company.
Create a non-key	World	We generally recommend AGAINST because
committee		according to our policy, implementing the
proposal would not justify the administrative
costs and efforts, nor would it provide a
corresponding meaningful benefit to the
Company’s shareholders. Moreover, we believe
that the scope of committee responsibilities as
requested in the proposal are already fulfilled by
the board of directors.
Declassify the board	World	We generally recommend FOR when the
company performance (as measured by TSR) is
the bottom 20th percentile of the universe.
Decrease the required	World	We generally recommend AGAINST because
director experience /		according to our policy, a diversified board
expertise / diversity		would encourage good governance and enhance
shareholder value. Bringing together a diverse
range of skills and experience is necessary in
building a constructive and challenging board.
Designate an independent	World	We generally recommend AGAINST because
chairman		according to our policy, we believe that the
current Board leadership structure has been
effective in the Company's sustained long-term
performance. Thus, we believe that the Board
should have the flexibility in determining the
Board’s leadership structure rather than
committing to a one-size-fits-all policy.
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Wealth-Focused Policy Overview

Elect a director to board	World	We generally recommend AGAINST because
according to our policy, allowing a shareholder
to elect a director to a board is not in the best
interests of the Company. Instead, the board
should continue to nominate directors for
shareholder approval, as they possess the
expertise and resources to find the most
qualified candidates.
Eliminate term limits	World	We generally recommend FOR because
according to our policy, elimination of term
limits will help the Company to attract, retain
and motivate directors who can contribute
valuable insights and long-term strategic
guidance. This will also ensure continuity and
strengthen the Company's governance by
retaining knowledgeable and capable leadership
of experienced directors.
Eliminate the retirement	World	We generally recommend FOR this proposal
age requirement		because, in accordance with our policy, the
Company and its shareholders are in the best
position to determine the approach to corporate
governance, particularly board composition.
Imposing inflexible rules, such as age limits for
outside directors, does not necessarily correlate
with returns or benefits for shareholders. Similar
to arbitrary term limits, age limits could force
valuable directors off the board solely based on
their age, potentially undermining the
effectiveness of the board.
Ensure compensation	World	We generally recommend AGAINST because
advisor independence		according to our policy, this proposal is
unnecessary as existing SEC regulations already
require sufficient disclosures regarding the
Company’s comprehensive recoupment policies
and practices.
Establish a stakeholder	World	We generally recommend AGAINST because
position to board		according to our policy, the current selection
process, composition and skillset of the board of
directors already captures stakeholder
representation in the board room. As such,
approval of the proposal would be redundant
and duplicative.
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Wealth-Focused Policy Overview

Introduce a retirement age	World	We generally recommend AGAINST this proposal
requirement		because, in accordance with our policy, the
Company and its shareholders are in the best
position to determine the approach to corporate
governance, particularly board composition.
Imposing inflexible rules, such as age limits for
outside directors, does not necessarily correlate
with returns or benefits for shareholders. Similar
to arbitrary term limits, age limits could force
valuable directors off the board solely based on
their age, potentially undermining the
effectiveness of the board.
Introduce term limits	World	We generally recommend against this proposal
because, in accordance with our policy, it would
not serve a useful purpose. Having experienced
directors on the board is crucial for the
Company’s long-term success and the
enhancement of shareholder value.
Require director	World	We generally recommend AGAINST because
experience / expertise /		according to our policy, it is in the best interests
diversity or other limits on		of the shareholders for the board and
the board		nominating committee to manage the
composition and qualifications of the board
members.
Require stock ownership	World	We generally recommend AGAINST because
for directors		according to our policy, imposing a mandatory
requirement on stock ownership for directors
could potentially put the Company in a
competitive disadvantage in retaining the best
directors. Such a requirement might limit the
Company’s ability to fully capitalize on an
individual’s skills, expertise, and contributions.
Separate the chairman and	World	We generally recommend AGAINST because
CEO positions		according to our policy, we believe that the
Board should have the flexibility in determining
the Board’s leadership structure rather than
committing to a one-size-fits-all policy.
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Wealth-Focused Policy Overview

Proposals by shareholders | Health, Safety, and Operations

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a paid sick leave	World		We generally recommend a vote AGAINST
policy			because according to our policy, approving this
proposal would lead to unnecessary costs and
expenses. Additionally, this policy is not
universally applicable, as it would only affect the
Company's non-unionized employees. In
contrast, unionized employees are typically
governed by collective bargaining agreements
that address such matters.
Modify business operations	World		We generally recommend AGAINST because
with a high-risk country,			according to our policy, the company’s existing
entity, region, etc.			operational protocols in conflict-affected and
high-risk areas already address the concerns
raised in the proposal. In our view, reducing or
ceasing operations in these areas could
negatively impact the company’s profitability
and long-term sustainability.
Reduce sales/marketing of	World		We generally recommend AGAINST because
alcohol products/services			according to our policy, approval of the proposal
is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World		We generally recommend AGAINST because
drug products/services			according to our policy, approval of the proposal
is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World		We generally recommend AGAINST because
gambling products/services			according to our policy, approval of the proposal
is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
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Wealth-Focused Policy Overview

believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
other products/services		according to our policy, approval of the proposal
is unnecessary as the Company is already
required to comply with applicable federal laws
and regulations and given the Company’s nature
of business, we believe that approval of the
proposal would significantly impact its
operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
pornography		according to our policy, approval of the proposal
products/services		would significantly impact the Company’s
business operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
tobacco/vape		according to our policy, approval of the proposal
products/services		is unnecessary as the Company already complies
with the applicable federal laws and regulations
and given the Company’s nature of business, we
believe that approval of the proposal would
significantly impact its operations.
Reduce sales/marketing of	World	We generally recommend AGAINST because
unhealthy foods/beverages		according to our policy, the Company is already
addressing the issues related to the
consumption of its products through its
sustainability and current marketing initiatives.
Reduce sales/marketing of	World	We generally recommend AGAINST because
weapon products/services		according to our policy, the Company has in
place extensive procedures to ensure that
weapon sales are made in strict compliance with
all applicable United States laws and regulations.
Report on artificial	World	We generally recommend a vote AGAINST
intelligence		because according to our policy, the proposed
report on artificial intelligence would be an
unnecessary addition to the Company’s existing
efforts in AI reporting. Also, approval of the
proposal would pose significant administrative
costs and financial burden to the Company.
Report on content	World	We generally recommend AGAINST because
management		according to our policy, approval of this proposal
would result in the Company incurring
unnecessary costs and expenses. Additionally, it
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Wealth-Focused Policy Overview

is in the best interests of shareholders for the
board to manage the Company’s disclosures and
risks.
Report on cybersecurity	World	We generally recommend AGAINST because
according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on data privacy	World	We generally recommend AGAINST because
according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on high-risk country	World	We generally recommend AGAINST because
operations		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on intellectual	World	We generally recommend AGAINST because
property transfers		according to our policy and given the current
applicable laws and regulations that the
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Wealth-Focused Policy Overview

Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on maternal health	World	We generally recommend AGAINST because
outcomes		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on plant closure	World	We generally recommend AGAINST because
community impacts		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on product	World	We generally recommend AGAINST because
information / production		according to our policy, approval of this proposal
would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway and providing
additional reports with information that is
already available to shareholders.
Report on product	World	We generally recommend AGAINST because
pricing/distribution		according to our policy, approval of this proposal
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Wealth-Focused Policy Overview

would result in the Company incurring
unnecessary costs and expenses by duplicating
efforts that are already underway and providing
additional reports with information that is
already available to shareholders.
Report on public health	World	We generally recommend AGAINST because
risks		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on suppliers /	World	We generally recommend AGAINST because
partners / customers /		according to our policy, approval of this proposal
sales		would result in the Company incurring
unnecessary costs and expenses. Additionally, it
is in the best interests of shareholders for the
board to manage the Company’s disclosures and
risks.
Report on worker health	World	We generally recommend AGAINST because,
and safety		according to our policy and given the current
laws and regulations that the company is already
required to comply with, we do not believe the
requested report would provide meaningful
additional value beyond existing policies,
processes, practices, and resources.
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Wealth-Focused Policy Overview

Proposals by shareholders | Human Resources and Rights

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Address fair lending	World		We generally recommend AGAINST the proposal
because, according to our policy, it would not
meaningfully improve the Company’s existing
robust policies and risk oversight structure, nor
enhance any current disclosures that provide
shareholders with meaningful information on
how the Company addresses and oversees risks
related to discrimination. Additionally, we are
concerned that such an evaluation could, in
today’s highly litigious environment,
inadvertently provide a roadmap for lawsuits
against the Company, potentially leading to
significant legal costs for shareholders in the
long term.
Address income inequality	World		We generally recommend AGAINST because
according to our policy, the Company’s existing
compensation processes are guided by the
fundamental principle that decisions are made
on the basis of the individual's personal
capabilities, qualifications and contributions to
the Company's needs and not on gender.
Moreover, given the Company’s current efforts
to equal employment opportunity, we believe
that approval of this proposal will accrue
unnecessary costs and administrative burden to
the Company.
Address labor disputes	World		We generally recommend AGAINST this proposal
because, in accordance with our policy, the
Company has already addressed the labor
concerns raised in the proposal. As such,
approval of the requested report is unnecessary
and would result in significant administrative
costs, diverting Company resources from more
relevant and meaningful priorities.
Address sexual harassment	World		We generally recommend AGAINST because
complaints			according to our policy, adoption of the proposal
is unnecessarily duplicative of the Company’s
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Wealth-Focused Policy Overview

efforts to deter incidents of sexual harassment
through its own policies and practices.

Adopt an anti-	World	We generally recommend AGAINST because
discrimination policy		according to our policy, this could put the
Company in an uncompetitive position in terms
of hiring prospective talents due to the rigid
requirements of the proposal.
Adopt diversity-based	World	We generally recommend AGAINST because
hiring		according to our policy, this could put the
Company in an uncompetitive position in terms
of hiring prospective talents due to the rigid
requirements of the proposal.
Adopt merit-based hiring	World	We generally recommend AGAINST because
according to our policy, this could put the
Company in an uncompetitive position in terms
of hiring prospective talents due to the rigid
requirements of the proposal.
Become a public benefit	World	We generally recommend AGAINST because
corporation		according to our policy, the proposal is not
necessary and is not in the best long-term
interest of the Company and its shareholders.
Provide a human rights	World	We generally recommend a vote AGAINST
impact assessment		because, while human rights impact
assessments (HRIAs) are valuable for identifying
and mitigating risks, mandating rigid reporting
can undermine their effectiveness. Such
reporting requirements may encourage
superficial compliance without meaningful
human rights improvements.
Provide a report promoting	World	We generally recommend AGAINST this proposal
DEI practices		because, in accordance with our policy and
considering the requirements that the Company
already abides by with regards to equal
employment opportunity, we believe its
approval would impose unnecessary costs and
administrative burdens on the Company.
Report on abortion policy	World	We generally recommend AGAINST because
according to our policy, providing a report on a
highly sensitive topic could cause divisiveness
among the Company, its employees, customers
and shareholders. The complexity of views
drawn from reporting the policies on abortion or
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Wealth-Focused Policy Overview

something similar could pose significant
reputational and legal risks for the Company
which could subsequently affect its operations
and performance.
Report on collective	World	We generally recommend AGAINST this proposal
bargaining/union relations		because, in line with our policy and given the
Company's compliance with applicable laws
regarding freedom of association, we believe its
approval would not provide additional benefits
to employees or create further value for
shareholders.
Report on fetal tissue use	World	We generally recommend AGAINST because
according to our policy, providing a report on a
highly sensitive topic could cause divisiveness
among the Company, its employees, customers
and shareholders. The complexity of views
drawn from reporting the policies on fetal tissue
use or something similar could pose significant
reputational and legal risks for the Company
which could subsequently affect its operations
and performance.
Report on human	World	We generally recommend AGAINST because
trafficking		according to our policy and given the Company’s
current policies which effectively articulate their
long-standing support for, and continued
commitment to, human rights, the proposal
would be duplicative and unnecessary.
Report on in vitro	World	We generally recommend AGAINST because
fertilization		according to our policy, providing a report on a
highly sensitive topic could cause divisiveness
among the Company, its employees, customers
and shareholders. The complexity of views
drawn from reporting the policies on abortion or
something similar could pose significant
reputational and legal risks for the Company
which could subsequently affect its operations
and performance.
Report on	World	We generally recommend AGAINST because
prison/slave/child labor		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
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Wealth-Focused Policy Overview

value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on sexual	World	We generally recommend AGAINST because
harassment complaints		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on the costs/risks of	World	We generally recommend AGAINST this proposal
DEI practices		because, in accordance with our policy,
conducting a cost/benefit report or a stand-
alone DEI audit by the Company or a group
acting on its behalf could potentially uncover
violations of regulations or laws, which could
pose both legal and reputational risks.
Additionally, we are concerned that such report
could, in our highly litigious society, serve as a
roadmap for lawsuits against the Company,
potentially leading to significant costs for
shareholders in the long term.
Report on worker	World	We generally recommend AGAINST because
misclassification		according to our policy, approval of the proposal
would not create additional benefits to the
employees or value for the shareholders.
Request the company	World	We generally recommend AGAINST this Proposal
cease or re-evaluate DEI		because, according to our policy, requests to
activities		cease or re-evaluate DEI activities risk
undermining the significant benefits that
diversity, equity, and inclusion bring to the
company. Scaling back these efforts could also
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Wealth-Focused Policy Overview

negatively affect talent attraction, retention, and
overall company performance.

Rescind the racial equity	World	We generally recommend a vote AGAINST
audit		because, according to our policy, the proposed
rescinding of the racial audit undermines efforts
to assess the impacts of the Company’s diversity,
equity, and inclusion (DEI) practices. Racial
audits are essential in identifying and addressing
disparities, and reversing this initiative would
limit shareholders' ability to evaluate the
materiality and effectiveness of the Company’s
DEI efforts.
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Wealth-Focused Policy Overview

Proposals by shareholders | Legal and Compliance

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt exclusive forum	World		We generally recommend FOR because
bylaws			according to our policy, having an exclusive
forum will allow the Company to address
disputes and litigations in an exclusive
jurisdiction, with familiarity of the law, and
reduce the administrative cost and burden
related to settlement.
Relinquish intellectual	World		We generally recommend AGAINST because
property			according to our policy the proposal would not
meaningfully improve the Company’s disclosure
and reporting policies in place but is rather
duplicative of its current efforts in addressing
issues with product access and pricing.
Report on concealment	World		We generally recommend AGAINST because
clauses			according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on employee	World		We generally recommend AGAINST this proposal
arbitration claims			because, in accordance with our policy, it
presents a one-size-fits-all approach that could
adversely impact the Company's ability to
effectively use arbitration.
Report on patent process	World		We generally recommend AGAINST because
according to our policy the proposal would not
meaningfully improve the Company’s disclosure
and reporting policies in place and we do not
believe the report would result in any additional
benefit to shareholders.
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Wealth-Focused Policy Overview

Report on whistleblowers	World	We generally recommend AGAINST because
according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
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Wealth-Focused Policy Overview

Proposals by shareholders | M&A / Structure

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Make a self-tender offer	World		We generally recommend AGAINST because
according to our policy, the proposal is not
necessary and is not in the best long-term
interest of the Company and its shareholders.
Remove an antitakeover	World		We generally recommend AGAINST because
provision(s)			according to our policy, removal of the
Company's antitakeover provisions may leave
the Company vulnerable to a hostile takeover.
Additionally, the current antitakeover provisions
provide more time for management to consider
offers and negotiate better terms.
Request an M&A /	World		This proposal is considered on a case-by-case
restructure			basis by the guidelines committee.
Ratify a poison pill	World		We generally recommend a vote FOR because
according to our policy, approval of the proposal
will acknowledge both the advantages and
inherent risks of implementing a shareholder
rights plan, or poison pill. While these plans can
deter hostile takeovers, they also carry the risk
of management entrenchment in some cases.
Ensuring that shareholders are given a voice on
the advisability of such a plan is crucial to
safeguarding the Company from these risks,
promoting transparency, and maintaining a
balance between protecting shareholder
interests and preventing potential misuse of the
plan.
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Wealth-Focused Policy Overview

Proposals by shareholders | Mutual Fund

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Convert the closed-end	World		We generally recommend a vote AGAINST this
fund to an open-end fund			proposal because, according to our policy, a
closed-end fund structure tends to provide
higher returns to shareholders, as the value of
shares is influenced by market dynamics, which
can result in trading at a premium or discount to
NAV. Additionally, closed-end funds often
generate higher income by utilizing leverage,
making them particularly attractive to income-
focused investors.
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Wealth-Focused Policy Overview

Proposals by shareholders | Other

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt MacBride Principles,	World		We generally recommend AGAINST because
Sullivan Principles, or			adoption of this proposal would be duplicative
similar			and would make the Company unnecessarily
accountable to different sets of overlapping fair
employment guidelines that are already covered
in its policies.
Approve other company	World		This proposal is considered on a case-by-case
policies			basis by the guidelines committee.

Disassociate from industry	World		We generally recommend AGAINST because
associations			according to our policy, companies benefit from
industry associations, especially when it comes
to influential policies that can directly affect
businesses. As such, disassociation from such
groups could potentially pose potential
reputational and systemic risks that could be
detrimental to the Company’s business in the
long-run.
Prepare an independent	World		We generally recommend AGAINST this proposal
third-party audit			because, in accordance with our policy,
conducting a stand-alone audit by the Company
or a group acting on its behalf could potentially
reveal violations of regulations and laws, which
could be legally and reputationally problematic.
Additionally, we are concerned that such an
audit could, in our highly litigious society,
provide a roadmap for lawsuits against the
Company, which could result in significant costs
for shareholders over the long term.
Report on another matter	World		This proposal is considered on a case-by-case
basis by the guidelines committee.
Report on key-person risk	World		We generally recommend AGAINST the
proposal, because according to our policy, its
approval would put the Company at a
competitive disadvantage. The disclosure
requested would make sensitive information
publicly available, potentially undermining the
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Wealth-Focused Policy Overview

execution of the Company’s business strategy
and hindering the recruitment and retention of
top management talent.
Reimburse proxy contest	World	This proposal is considered on a case-by-case
expenses		basis by the guidelines committee.

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Wealth-Focused Policy Overview

Proposals by shareholders | Politics

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Report on charitable	World		We generally recommend AGAINST this proposal
contributions			because, in accordance with our policy, the
Company already carefully evaluates and
reviews its charitable activities, and makes
information about its corporate giving publicly
available. We do not believe that implementing
the proposal would justify the administrative
costs and efforts, nor would it provide a
meaningful benefit to the Company’s
shareholders.
Report on government	World		We generally recommend AGAINST because
financial support			according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on lobbying	World		We generally recommend AGAINST because
expenditures			according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on partnerships	World		We generally recommend AGAINST because
with political (or globalist)			according to our policy and given the current
organizations			applicable laws and regulations that the
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Wealth-Focused Policy Overview

Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on political	World	We generally recommend AGAINST because
contributions		according to our policy and given the current
applicable laws and regulations that the
Company must comply with, we do not believe
that the requested report would add meaningful
value to the policies, processes, practices, and
resources that are already in place. Additionally,
approval of this proposal would result in the
Company incurring unnecessary costs and
expenses as it is in the best interests of
shareholders for the board to manage the
Company’s disclosures and risks.
Report on public policy	World	We generally recommend AGAINST because
advocacy		according to our policy and given the Company’s
policies and oversight mechanisms related to its
political contributions and activities, we believe
that the shareholder proposal is unnecessary
and will not result in any additional benefit to
the shareholders. Rather, the proposal promotes
impractical and imprudent actions that would
negatively affect the business and results.
Revoke a public policy	World	We generally recommend AGAINST because
endorsement		according to our policy, political endorsement
and spending is an integral part of a business, as
Companies should have a voice on policies
affecting them. As such, approval of this
proposal will strictly limit the Company’s
flexibility in supporting the advocacies that are
congruent with its business.
Support a public policy	World	We generally recommend AGAINST because
endorsement		according to our policy, although the Company
must comply with federal, state, and local
campaign finance and lobbying regulations that
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Wealth-Focused Policy Overview

are currently in place, we believe that political endorsements, often in the form of contributions, increase the possibility of misalignment with corporate values which in turn could lead to reputational risks.

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Wealth-Focused Policy Overview

Proposals by shareholders | Shareholder Rights

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a fair	Canada		We generally recommend FOR when the policy
elections/advance notice			stipulates that nominations must be submitted
bylaw			no later than 30-65 days before the annual
meeting and that nominations must be
submitted no earlier than 30-65 days prior to
the annual meeting.
Adopt a fair	United States		We generally recommend FOR when the policy
elections/advance notice			stipulates that nominations must be submitted
bylaw			no later than 60-90 days prior to the annual
meeting and that nominations must be
submitted no earlier than 120-150 days prior to
the annual meeting.
Adopt/increase proxy	World		We generally recommend a vote AGAINST
access			because according to our policy, , the adoption
of a "proxy access" bylaw is not a universal
solution to allegations of unresponsiveness to
shareholder concerns. We believe that voting
decisions should be based on the governance
practices and performance of individual
companies. We believe that implementing this
bylaw could undermine the integrity of the
director election process.
Allow virtual-only	World		We recommend AGAINST this Proposal, because
shareholder meetings			according to our policy, virtual meetings should
complement, not replace, in-person shareholder
meetings, as relying solely on them may
undermine transparency and shareholder
participation.
Establish the right to call a	World		We generally recommend FOR if the proposal
special meeting			will strengthen shareholder rights (i.e. lower the
threshold required to call a special meeting).
Introduce the right to act	World		We generally recommend FOR because
by written consent			according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
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Wealth-Focused Policy Overview

giving shareholders the right to act
independently from the management.

Oppose the right to act by	World	We generally recommend AGAINST because
written consent		according to our policy, the right to act on
written consent allows an increased
participation of shareholders in the voting
process, thereby democratizing voting and
giving the shareholders the right to act
independently from the management.
Require shareholder	World	We generally recommend FOR because
approval for bylaw		according to our policy, approval of the proposal
amendments		will ensure that shareholders have a voice in
revising or adopting the bylaws which could
compromise their interests.
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Wealth-Focused Policy Overview

Proposals by shareholders | Voting

Proposal	Region(s) to	Region(s) to	Vote Recommendation
	Include	Exclude
Adopt a majority vote for	World		We generally recommend a vote FOR because
director election			according to our policy, a majority vote
requirement in boardroom elections enhance
director accountability to shareholders. This
standard ensures that shareholder
dissatisfaction with director performance has
tangible consequences, transforming the
election process from a mere formality into one
that truly reflects shareholders' voices.
Adopt confidential voting	World		We generally recommend FOR because
according to our policy, approval of the proposal
will preserve the confidentiality and integrity of
vote outcomes.
Approve cumulative voting	World		We generally recommend AGAINST because
according to our policy cumulative voting could
make it possible for an individual shareholder or
group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Approve/increase	World		We generally recommend AGAINST because
supermajority voting			according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the
entity, therefore, paving the way for a more
meaningful voting outcome.
Eliminate cumulative	World		We generally recommend FOR because
voting			according to our policy cumulative voting could
make it possible for an individual shareholder or
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Wealth-Focused Policy Overview

group of shareholders with special interests to
elect one or more directors to the Company’s
Board of directors to represent their particular
interests. Such a shareholder or group of
shareholders could have goals that are
inconsistent, and could conflict with, the
interests and goals of the majority of the
Company’s shareholders.
Eliminate or reduce	World	We generally recommend FOR because
supermajority voting		according to our policy, a simple majority vote
will strengthen the Company’s corporate
governance practice. Contrary to supermajority
voting, a simple majority standard will give the
shareholders equal and fair representation in
the Company by limiting the power of
shareholders who own a large stake in the entity
and paving the way for a more meaningful
voting outcome.
Promote equal voting	World	We generally recommend FOR because
rights		according to our policy, a differential in voting
power may have the effect of denying
shareholders the opportunity to vote on matters
of critical economic importance to them. In
order to provide equal voting right to all
shareholders, we prefer that companies do not
utilize multiple class capital structures.
Restrict nomination of	World	We generally recommend a vote FOR because,
directors		according to our policy, a simple majority
requirement in director elections, combined
with a mandatory resignation policy and
prohibition on the renomination of directors,
ensures that the election results accurately
reflect shareholder sentiment. Specifically, this
approach addresses situations where a director
receives less than a majority of votes, aligning
the election outcome with shareholder
expectations and maintaining effective
governance.
Tabulate proxy voting	World	We generally recommend FOR because
according to our policy, adoption of proxy
tabulation simplifies the voting process without
compromising transparency or shareholder
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Wealth-Focused Policy Overview

participation. This streamlined approach ensures that shareholder votes are accurately counted and reported, making it easier for investors to engage in the decision-making process. At the same time, it preserves the integrity and transparency of the voting process, ensuring that all shareholders have an equal opportunity to influence key decisions while promoting efficient governance practices.

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Wealth-Focused Policy Overview

IV. Legal Disclaimer

DISCLAIMER © 2025 Egan-Jones Proxy Services, a division of Egan-Jones Ratings Company and/or its affiliates. All Rights Reserved. This document is intended to provide a general overview of Egan-Jones Proxy Services’ proxy voting methodologies. It is not intended to be exhaustive and does not address all potential voting issues or concerns. Egan-Jones Proxy Services’ proxy voting methodologies, as they apply to certain issues or types of proposals, are explained in more detail in reference files on Egan-Jones Proxy Services’ website – http://www.ejproxy.com .  The summaries contained herein should not be relied on and a user or client, or prospective user or client, should review the complete methodologies and discuss their application with a representative of Egan-Jones Proxy Services. These methodologies have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body in the United States or elsewhere. No representations or warranties, express or implied, are made regarding the accuracy or completeness of any information included herein. In addition, Egan-Jones Proxy Services shall not be liable for any losses or damages arising from, or in connection with, the information contained herein, or the use of, reliance on, or inability to use any such information. Egan-Jones Proxy Services expects its clients and users to possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document or the methodology reference files contained on http://www.ejproxy.com .

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ESG

Thematic Voting Policy Guidelines

2026

www.glasslewis.com

About Glass Lewis ....................................................................................................	5
Summary of Changes for 2026 ...............................................................................	6
Introduction ..............................................................................................................	7
Election of Directors.................................................................................................	8
Board of Directors ..............................................................................................................................................	8
Board Composition............................................................................................................................................	8
Board Independence.......................................................................................................................................	10
Board Committee Composition ....................................................................................................................	10
Board Diversity, Tenure and Refreshment...................................................................................................	10
Director Overboarding....................................................................................................................................	11
Board Size ..........................................................................................................................................................	11
Classified Boards ..............................................................................................................................................	12
Controlled Companies ....................................................................................................................................	12
Significant Shareholders .................................................................................................................................	12
Director Performance and Oversight ...........................................................................................................	12
Environmental and Social Oversight and Performance ............................................................................	13
Board-Level Oversight of Environmental and Social Risks....................................................................................	13
Climate Risk ....................................................................................................................................................................	13
Stakeholder Considerations........................................................................................................................................	14
Review of Risk Management Controls..........................................................................................................	14
Slate Elections ...................................................................................................................................................	15
Board Responsiveness ....................................................................................................................................	15
Majority-Supported Shareholder Proposals ............................................................................................................	15
Significantly Supported Shareholder Proposals .....................................................................................................	15
2026 ESG Thematic Voting Policy Guidelines	2
Separation of the Roles of CEO and Chair ..................................................................................................	15
Governance Following an IPO or Spin-Off..................................................................................................	16
Financial Reporting ................................................................................................	17
Accounts and Reports .....................................................................................................................................	17
Income Allocation (Distribution of Dividends)............................................................................................	17
Appointment of Auditors and Authority to Set Fees .................................................................................	17
Compensation ........................................................................................................	18
Compensation Reports and Compensation Policies.................................................................................	18
Linking Compensation to Environmental and Social Issues .................................................................................	18
Long-Term Incentive Plans .............................................................................................................................	18
Performance-Based Equity Compensation .................................................................................................	19
Director Compensation...................................................................................................................................	19
Retirement Benefits for Directors ..................................................................................................................	19
Limits on Executive Compensation...............................................................................................................	20
Pay-for-Performance ........................................................................................................................................	20
Governance Structure............................................................................................	22
Amendments to the Articles of Association ................................................................................................	22
Anti-Takeover Measures .................................................................................................................................	22
Multi-Class Share Structures........................................................................................................................................	22
Cumulative Voting.........................................................................................................................................................	22
Fair Price Provision........................................................................................................................................................	23
Supermajority Vote Requirements .............................................................................................................................	23
Poison Pills (Shareholder Rights Plan) .......................................................................................................................	23
Increase in Authorized Shares .......................................................................................................................	24
Issuance of Shares ............................................................................................................................................	25
Repurchase of Shares ......................................................................................................................................	25
Reincorporation ................................................................................................................................................	25
Tax Havens......................................................................................................................................................................	25
2026 ESG Thematic Voting Policy Guidelines	3
Advance Notice Requirements ......................................................................................................................	26
Transaction of Other Business .......................................................................................................................	26
Anti-Greenmail Proposals...............................................................................................................................	26
Virtual-Only Shareholder Meetings ..............................................................................................................	26
Mergers, Acquisitions & Contested Meetings ....................................................	27
Shareholder Proposals...........................................................................................	28
Governance Proposals ....................................................................................................................................	28
Environmental Proposals ................................................................................................................................	28
Say on Climate ..................................................................................................................................................	29
Shareholder Proposals .................................................................................................................................................	29
Management Proposals ...............................................................................................................................................	29
Social Proposals................................................................................................................................................	29
Compensation Proposals................................................................................................................................	30
Connect with Glass Lewis ......................................................................................	31
2026 ESG Thematic Voting Policy Guidelines	4

About Glass Lewis

Glass Lewis is the world’s choice for governance solutions. We enable institutional investors and publicly listed companies to make informed decisions based on research and data. We cover 30,000+ meetings each year, across approximately 100 global markets. Our team has been providing in-depth analysis of companies since 2003, relying solely on publicly available information to inform its policies, research, and voting recommendations.

Our customers include the majority of the world’s largest pension plans, mutual funds, and asset managers, collectively managing over $40 trillion in assets. We have teams located across the United States, Europe, and Asia-Pacific giving us global reach with a local perspective on the important governance issues.

Investors around the world depend on Glass Lewis’ Viewpoint platform to manage their proxy voting, policy implementation, recordkeeping, and reporting. Our industry leading Proxy Paper product provides comprehensive research and voting recommendations weeks ahead of voting deadlines. Public companies can also use our innovative Report Feedback Statement to deliver their opinion on our proxy research directly to the voting decision makers at every investor client in time for voting decisions to be made or changed.

The research team engages extensively with public companies, investors, regulators, and other industry stakeholders to gain relevant context into the realities surrounding companies, sectors, and the market in general. This enables us to provide the most comprehensive and pragmatic insights to our customers.

Join the Conversation

Glass Lewis is committed to ongoing engagement with all market participants.

info@glasslewis.com | www.glasslewis.com

2026 ESG Thematic Voting Policy Guidelines	5

Summary of Changes for 2026

On an ongoing basis, Glass Lewis extensively reviews and consults with stakeholders and clients on its policy guidelines. Annually, Glass Lewis updates its policy guidelines in accordance with market trends, developments and the results of our ongoing consultations.

Board Diversity

The ESG Policy will now oppose the chair of the nominating committee, regardless of gender, for board gender diversity concerns, rather than only targeting male members of the committee. It has also standardized its approach to this matter such that it will look for boards to ensure that they are 30% diverse, unless a regional requirement requires that boards maintain a higher level, in which case, it will default to that requirement.

Human Rights Considerations

The ESG Policy has streamlined its approach to human rights, and will now oppose the chair of the board in instances that a company has not adopted a human rights policy, instead of requiring that companies be a participant in the United Nations Global Compact (“UNGC”) or adopt a human rights policy that is aligned with the standards set forth by the International Labour Organization (“ILO”) or the Universal Declaration on Human Rights (“UDHR”).

Sustainability Reporting

Given the changing nature of reporting frameworks, the ESG Policy has standardized its approach such that it will now vote against the chair of the committee responsible for overseeing environmental and social issues in instances where companies have not provided comprehensive sustainability reporting. This has replaced the previous policy whereby the ESG Policy will vote against the chair of the board in instances where companies either report against the recommendations of TCFD or in alignment with SASB standards.

Climate Considerations

Although the ESG Policy will continue to vote against the chair of the board in instances where companies have not established any forward-looking GHG emissions reduction targets, it will no longer require that companies adopt a net zero commitment or goal. The ESG Policy will also now vote against the chair of the committee responsible for overseeing environmental and social issues in instances where companies have not disclosed Scope 1 & 2 emissions.

Other Changes

A number of updates have been made to the Glass Lewis Benchmark Policy guidelines, which underpin and inform the ESG Policy. Further details can be found at www.glasslewis.com.

2026 ESG Thematic Voting Policy Guidelines	6

Introduction

Institutional investors are increasingly recognizing the importance of incorporating material environmental, social, and governance (ESG) factors into their investment processes. Active ownership on ESG issues will typically include also applying these considerations to proxy voting practices, and the ESG Policy allows clients to apply these enhanced ESG considerations when voting at the annual and special meetings of their portfolio companies.

The ESG Policy was designed for clients with a strong focus on environmental and social issues or as a supplemental voting policy for ESG-focused funds. This policy is also ideal for investors who would like to vote in a stakeholder-focused manner.

Implementation of the ESG Policy may vary market-to-market in accordance with regulatory requirements, corporate governance best practices, and other relevant standards in individual markets.

2026 ESG Thematic Voting Policy Guidelines	7

Election of Directors

Board of Directors

Boards are established in order to represent shareholders and protect their interests. The ESG Policy seeks boards that have a record for protecting shareholders and delivering value over the medium- and long-term. Boards that wish to protect and enhance the interests of shareholders should have sufficient levels of independence (the percentage varies by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint new directors that have a depth of relevant experience.

Board Composition

The ESG Policy examines a variety of elements to the board when voting on director elections. The policy looks at each individual on the board and explores their relationship with the company, the company’s executives and with other board members. This is to ensure and determine whether a director has an existing relationship with the company that is likely to impact any decision processes of that board member.

The biographical information provided by the company on the individual director is essential for investors to understand the background and skills of the directors of the board. This information should be provided in the company’s documents well in advance of the shareholder meeting, in order to give shareholders sufficient time to analyze the information. In cases where the company fails to disclose the names or backgrounds of director nominees, the ESG Policy may vote against or abstain from voting on the directors’ elections.

The ESG Policy will vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

Directors are formed into three categories based on an examination of the type of relationship they have with the company. The table below includes a breakdown of how Glass Lewis classifies these director relationships with the company.

2026 ESG Thematic Voting Policy Guidelines	8
Insider	Affiliate	Independent

Someone who serves as a	A director who has a material	No material financial, familial or
director and as an employee of	financial, familial or other	other current relationships with
the company	relationship with the company,	the company, it's executives or
	or its executives, but is NOT an	other board members except
	employee of the company	for service

May also include executive	A director who owns or	A director who owns, directly or
chairs (who act as an employee	controls, directly or indirectly	indirectly less than 10% of the
of the company or is paid as an	20% or more of the company's	company's voting stock (local
employee of the company)	voting stock (except where local	regulations and best practices
	regulations or best practices set	may set a different threshold)
a different threshold).

	A director who has been	A director who has not been
	employed by the company	employed by the company for a
	within the past 5 calendar years	minimum of 5 calendar years

	A director who performs	A director who is not involved in
	material consulting, legal,	any Related Party Transactions
	advisory, accounting or other	(RPT) with the company (most
	professional services for the	common RPTs - consulting,
	company	legal, and accounting/advisory
services)

>A director who is involved in
an "Interlocking Directorship"

Common other reasons the ESG Policy will vote against a director:

(i)A director who attends less than 75% of the board and applicable committee meetings.

(ii)A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

(iii)An affiliated director when the board is not sufficiently independent in accordance with market best practice standards.

(iv)An affiliate or insider on any of the key committees (audit, compensation, nominating) or an affiliate or insider on any of the key committees and there is insufficient independence on that committee, both of the above can vary in accordance with the markets best practice standards.

2026 ESG Thematic Voting Policy Guidelines	9

The following conflicts of interests may hinder a director’s performance and may result in a vote against:

(i)A director who sits on an excessive number of public company boards (see the relevant market guidelines for confirmation of the excessive amount).

(ii)Director, or a director whose immediate family member, or the firm at which the director is employed, provides material professional services to the company at any time during the past five years.

(iii)Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

(iv)Director with an interlocking directorship.

(v)All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.

(vi)A director who has received two against recommendations from the Glass Lewis Benchmark Policy for identical reasons within the prior year at different companies.

Board Independence

A board composed of at least two-thirds independent is most effective in protecting shareholders’ interests. Generally, the ESG Policy will vote against responsible directors if the board is less than two-thirds independent, however, this is also dependent on the market best practice standards.

Board Committee Composition

It is best practice to have independent directors serving on the audit, compensation, nominating and governance committees. As such, the ESG Policy will support boards with this structure and encourage change when this is not the case. However, board committee independence thresholds may vary depending on the market.

With respect to the creation of board committees and the composition thereof, the ESG Policy will generally support shareholder proposals requesting that companies create a committee to oversee material E&S issues, such as committees dedicated to climate change oversight or the oversight of public policy risks. The ESG Policy will also generally support shareholder proposals calling for the appointment of directors with specific expertise to the board, such as those requesting the appointment of an environmental expert or an individual with significant human rights expertise.

Board Diversity, Tenure and Refreshment

The ESG Policy acknowledges the importance of ensuring that the board is comprised of directors who have a diversity of skills, backgrounds, thoughts, and experiences. As such, having diverse boards benefits companies greatly by encompassing an array of different perspectives and insights.

In terms of board tenure and refreshment, the ESG Policy strongly supports routine director evaluations, including independent external reviews, and periodic board refreshment in order to enable a company to maintain a fresh set of ideas and business strategies in an ever-changing world and market. Having directors with diverse experiences and skills can strengthen the position of a company within the market. Therefore, the ESG Policy promotes refreshment within boards, as a lack of refreshment can lead to poor company performance. Thus, the ESG Policy may consider voting against directors with a lengthy tenure (e.g. over 12

2026 ESG Thematic Voting Policy Guidelines	10

years) when we identify significant performance or governance concerns indicating that a fresh perspective would be beneficial and there is no evidence of any plans of future board refreshment.

The ESG Policy will also evaluate a company’s policies and actions with respect to board refreshment and diversity. As a part of this evaluation, we will review the diversity of board members and support shareholder proposals to report on or increase board diversity. The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. To that end, the ESG Policy will: (i) vote against members of the nominating committee in the event that the board has an average tenure of over ten years and the board has not appointed a new nominee to the board in at least five years; (ii) vote against the incumbent nominating committee members in instances where the board of a large- or mid-cap company is comprised of fewer than 30% gender-diverse directors, or the local market requirement for gender diversity where higher; or (iii) vote against the members of the nominating committee where there is not at least one gender-diverse director on the board of a small-cap company.

The ESG Policy conducts a further level of analysis for U.S. companies included in the Russel 1000 index. For these companies, the ESG Policy will vote against members of the nominating and governance committee when they receive a “Poor” score in Glass Lewis’ Diversity Disclosure Assessment. The Diversity Disclosure Assessment is an analysis of companies’ proxy statement disclosure relating to board diversity, skills and the director nomination process. This assessment reflects how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (“Rooney Rule”); and (iv) board skills disclosure.

Director Overboarding

The ESG Policy will generally recommend that shareholders vote against a director who serves as an executive officer (other than executive chair) of any public company while serving on more than one external public company board, a director who serves as an executive chair of any public company while serving on more than two external public company boards, and any other director who serves on more than five public company boards.

Board Size

Although there is not a universally acceptable optimum board size, boards should have a minimum of five directors to ensure sufficient diversity in decision making and to enable the establishment of key committees with independent directors. Further, boards should not be composed of more than 20 directors as the board may suffer as a result of too many voices to be heard and have difficulty reaching consensus on issues with this number of members. As a result, the ESG Policy will generally vote against the chair of the nominating committee at a board with fewer than five directors or more than 20 directors.

2026 ESG Thematic Voting Policy Guidelines	11

Classified Boards

The ESG Policy favors the repeal of staggered boards in favor of the annual election of directors. Staggered boards are generally less accountable to shareholders than annually elected directors to the board. In addition, the annual election of directors encourages board members to focus on protecting the interests of shareholders. Further to this, if shareholders are unsatisfied with board members the annual election of directors allows them to voice these concerns.

Controlled Companies

The ESG Policy allows certain exceptions to the independence standards at controlled companies. The board’s main function is to protect shareholder interests, however, when an individual, entity, or group own more than 50% of the voting shares, the interests of majority shareholders are the interests of that entity or individual. As a result, the ESG Policy does not apply the usual two-thirds independence threshold on controlled companies instead it includes the following guidelines:

(i)As long as insiders and/or affiliates are connected to the controlling entity, the ESG Policy will accept the presence of non-independent board members.

(ii)The compensation, nominating, and governance committees do not need to consist solely of independent directors. However, the compensation committee should not have any insider members, but affiliates are accepted.

(iii)The board does not need an independent chair or an independent lead or presiding director.

(iv)The audit committee should consist solely of independent directors, regardless of the controlled status of the company.

Significant Shareholders

Significant shareholders are either an individual or an entity which holds between 20-50% of a company’s voting power, and the ESG Policy provides that shareholders should be allowed proportional representation on the board and in committees (excluding the audit committee) based on their percentage of ownership.

Director Performance and Oversight

The performance of board members is an essential element to understanding the board’s commitment to the company and to shareholders. The ESG Policy will look at the performance of individuals as directors and executives of the company and of other companies where they have served. Often a director’s past conduct is indicative of future conduct and performance.

The ESG Policy will typically vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit or accounting- related issues, and other actions or indicators of mismanagement. However, the ESG Policy will also reevaluate the directors based on factors such as the length of time that has passed since the incident, the director’s role, and the severity of the issue.

2026 ESG Thematic Voting Policy Guidelines	12

Environmental and Social Oversight and Performance

The ESG Policy considers the oversight afforded to environmental and social issues. The ESG Policy looks to ensure that companies maintain appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. When it is clear that these risks have not been properly managed or mitigated, the ESG Policy may vote against members of the board who are responsible for the oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, the ESG Policy may vote against members of the audit committee. In making these determinations, the ESG Policy will take into account the situation at hand, its effect on shareholder value, as well as any corrective action or other response made by the company.

Board-Level Oversight of Environmental and Social Risks

The insufficient oversight of environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. As a result, the ESG Policy promotes oversight structures that ensure that companies are mitigating attendant risks ad capitalizing on related opportunities to the best extent possible.

To that end, the ESG Policy looks to boards to maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. These risks could include, but are not limited to, matters related to climate change, human capital management, diversity, stakeholder relations, and health, safety & environment.

The ESG Policy will review a company’s overall governance practices to identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Given the importance of the board’s role in overseeing environmental and social risks, the ESG Policy will vote against members of the governance committee that fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

Climate Risk

Given the importance of companies mitigation and management of climate-related risks, the ESG Policy includes specific consideration for companies’ disclosure of and policies concerning climate change. Specifically, the ESG Policy will vote against the chair of the board in instances where companies have not established any forward- looking GHG emissions reduction targets. In this instance, if the chair of the board is also the company’s CEO, the ESG Policy will vote against the chair of the audit committee.

Further, the ESG Policy will oppose the chair of the committee responsible for oversight of environmental and social issues if the company does not have comprehensive sustainability reporting, which is generally defined as reporting on environmental and social issues beyond legal requirements and that is sufficient to allow shareholders to understand a company’s environmental and social initiatives and how it manages attendant risks. Additionally, the ESG Policy will vote against these board members if the company has not disclosed their Scope 1 & 2 emissions.

The ESG Policy also takes into consideration investors’ growing expectation for robust climate and sustainability disclosures. While all companies maintain exposure to climate-related risks, additional consideration should be given to, and disclosure should be provided by, those companies whose own GHG emissions represent a financially material risk. For companies with this increased risk exposure, the ESG Policy evaluates whether companies are providing clear and comprehensive disclosure regarding these risks, including how they are being

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mitigated and overseen. Such information is crucial to allow investors to understand the company’s management of this issue as well as the potential impact of a lower carbon future on the company’s operations.

In line with this view, the ESG Policy will carefully examine the climate-related disclosures provided by large-cap companies with material exposure to climate risk stemming from their own operations,1 as well as companies where their emissions, climate impacts, or stakeholder scrutiny thereof, represent an outsized, financially material risk, in order to assess whether they have produced disclosures in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD), IFRS S2 Climate-related Disclosures, or other equivalent climate reporting framework. The ESG Policy will also assess whether these companies have disclosed explicit and clearly defined board-level oversight responsibilities for climate-related issues. In instances where either (or both) of these disclosures are found to be absent or significantly lacking, the ESG Policy may recommend voting against the chair of the committee (or board) charged with oversight of climate-related issues, or if no committee has been charged with such oversight, the chair of the governance committee. Further, the ESG Policy may extend this recommendation on this basis to additional members of the responsible committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size, industry and its overall governance profile. In instances where appropriate directors are not standing for election, the ESG Policy may, instead, recommend shareholders vote against other matters that are up for a vote, such as the ratification of board acts, or the accounts and reports proposal.

Stakeholder Considerations

In order to drive long-term shareholder value, companies require a social license to operate. A lack of consideration for stakeholders can present legal, regulatory, and reputational risks. With this view, the ESG Policy will vote against the chair of the board in instances where companies have not adopted a human rights policy.

For U.S. companies listed in the S&P 500 index, the ESG Policy will also evaluate whether companies have provided sufficient disclosure concerning their workforce diversity. In instances where these companies have not disclosed their full EEO-1 reports, the ESG Policy will vote against the nominating and governance chair.

Review of Risk Management Controls

The ESG Policy evaluates the risk management function of a public company on a case-by-case basis. Companies, particularly financial firms, should have a dedicated risk committee, or a committee on the board in charge of risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive of the company. When analyzing the risk management practices of public companies, the ESG Policy takes note of any significant losses or write-downs on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or write-down, and where the company’s board-level risk committee’s poor oversight contributed to the loss, the ESG Policy will vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but

1This policy will generally apply to companies in the following SASB-defined industries: agricultural products, air freight & logistics, airlines, chemicals, construction materials, containers & packaging, cruise lines, electric utilities & power generators, food retailers & distributors, health care distributors, iron & steel producers, marine transportation, meat, poultry & dairy, metals & mining, non-alcoholic beverages, oil & gas, pulp & paper products, rail transportation, road transportation, semiconductors, waste management.

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fails to disclose any explicit form of board-level risk oversight (committee or otherwise), the ESG Policy may vote against the chair of the board on that basis.

Slate Elections

In some countries, in particular Italy, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of an individual director, but rather are limited to voting for or against the board as a whole. The ESG Policy will generally support the slate if no major governance or board-related concerns have been raised in the analysis, and the slate appears to support and protect the best interests of all shareholders.

Board Responsiveness

Majority-Supported Shareholder Proposals

The ESG Policy expects clear action from a board when shareholder proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes). This may include fully implementing the request of the shareholder proposal and/or engaging with shareholders on the issue and providing sufficient disclosures to address shareholder concerns. When a board fails to demonstrate appropriate responsiveness to this issue, the ESG Policy will generally recommend against members of the nominating and governance committee.

Significantly Supported Shareholder Proposals

When shareholder proposals receive significant support (generally more than 30% but less than majority of votes cast), an initial level of board responsiveness is warranted. In instances where a shareholder proposal has received at least 30% shareholder support, the ESG Policy will look to boards to engage with shareholders on the issue and provide disclosure addressing shareholder concerns and outreach initiatives.

At controlled companies and companies that have multi-class share structures with unequal voting rights, the ESG Policy will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted.

Separation of the Roles of CEO and Chair

The separation of the positions of CEO and chair creates a better and more independent governance structure than a combined CEO/chair position. The role of executives is to manage the business based on the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving their goals as set out by the board. This would become more complicated if they also held the position of chair, as it would be difficult for them to fulfil the duty of being both the overseer and policy setter when they, the CEO/chair control both the agenda and boardroom.

The ESG Policy views an independent chair as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

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Furthermore, it is the board’s responsibility to select a chief executive to best serve the company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Even considering the above, the ESG Policy will not vote against CEOs who also chair the board. However, the ESG Policy will generally support separating the positions of CEO and chair whenever the question is posed in the form of a shareholder proposal.

In the absence of an independent chair, the ESG Policy will support the appointment of a presiding or lead independent director with authority to set the agenda for the meeting and to lead sessions. In the case where the company has neither an independent chair nor independent lead director, the ESG Policy may vote against the chair of the governance committee.

Governance Following an IPO or Spin-Off

Companies that have recently completed an initial public offering (IPO), or spin-off should be given adequate time to fully adjust and comply with marketplace listing requirements and meet basic corporate governance standards. The ESG Policy generally allows the company a one-year period following the IPO to comply with these requirements and as such refrains from voting based on governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.).

However, there are some cases that warrant shareholder action against the board of a company that have completed an IPO or spin-off in the past year. The ESG Policy will evaluate the terms of applicable governing documents when determining the recommendations and whether the shareholders rights will be severely restricted. In order to come to a conclusion the following points will be considered:

1.The adoption of anti-takeover provisions such as a poison pill or classified board;

2.Supermajority vote requirements to amend governing documents;

3.The presence of exclusive forum or fee-shifting provisions;

4.Whether shareholders can call special meetings or act by written consent;

5.The voting standard provided for the election of directors;

6.The ability of shareholders to remove directors without cause;

7.The presence of evergreen provisions in the company’s equity compensation arrangements; and

8.The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest.

Anti-takeover provisions can negatively impact future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on matters that might negatively impact their ownership interest. In cases where the anti-takeover provision was adopted prior to the IPO, the ESG Policy may vote against the members of the board who served when it was adopted if the board:

(i)Did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s next shareholder meeting following the IPO; or

(ii)Did not provide a sound rationale or sunset provision for adopting the anti-takeover provision.

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Financial Reporting

Accounts and Reports

Excluding situations where there are concerns surrounding the integrity of the statements/reports, the ESG Policy will generally vote for Accounts and Reports proposals.

Where the required documents have not been published at the time that the vote is cast, the ESG Policy will typically abstain from voting on this proposal.

Income Allocation (Distribution of Dividends)

The ESG Policy will generally vote for proposals concerning companies’ distribution of dividends. However, particular scrutiny will be given to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers, and where the company has not provided a satisfactory explanation for this disparity.

Appointment of Auditors and Authority to Set Fees

The role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders. Because of the importance of the role of the auditor, rotating auditors is an important safeguard against the relationship between the auditor and the company becoming too close, resulting in a lack of oversight due to complacency or conflicts of interest. Accordingly, the ESG Policy will vote against auditor ratification proposals in instances where it is clear that a company’s auditor has not been changed for 20 or more years.

In instances where a company has retained an auditor for fewer than 20 years, the ESG Policy will generally support management’s recommendation for the selection of an auditor, as well as the board’s authority to fix auditor fees. However, there are a number of exceptions to this policy, and the ESG Policy will vote against the appointment of the auditor and/or the authorization of the board to set auditor fees in the following scenarios:

ξThe independence of an incumbent auditor or the integrity of the audit has been compromised.

ξAudit fees combined with audit-related fees total less than one-half of total fees.

ξThere have been any recent restatements or late filings by the company and responsibility for such can be attributed to the auditor (e.g., a restatement due to a reporting error).

ξThe company has aggressive accounting policies.

ξThe company has poor disclosure or lack of transparency in financial statements.

ξThere are other relationships, or issues of concern, with the auditor that might suggest a conflict of interest.

ξThe company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

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Compensation

Compensation Reports and Compensation Policies

Depending on the market, compensation report and policy vote proposals may be either advisory or binding (e.g. in the UK a non-binding compensation report based upon the most recent fiscal year is voted upon annually, and a forward-looking compensation policy will be subject to a binding vote every three years).

In all markets, company filings are evaluated closely to determine how well information pertinent to compensation practices has been disclosed, the extent to which overall compensation is tied to performance, which performance metrics have been employed, as well as how the company’s remuneration practices compare to that of its peers.

The ESG Policy will vote against the approval of a compensation report or policy in the following scenarios:

ξThere is a significant disconnect between pay and performance;

ξPerformance goals and metrics are inappropriate or insufficiently challenging;

ξThere is a lack of disclosure regarding performance metrics as well as a lack of clarity surrounding the implementation of these metrics.

ξShort-term (e.g., generally less than three year) performance measurement is weighted excessively in incentive plans;

ξExcessive discretion is afforded to, or exercised by, management or the Compensation Committee to deviate from defined performance metrics and goals in determining awards;

ξEx gratia or other non-contractual payments have been made and the reasoning for this is inadequate.

ξGuaranteed bonuses are established;

ξEgregious or excessive bonuses, equity awards or severance payments have been granted;

ξExcessive increases (e.g. over 10%) in fixed payments, such as salary or pension entitlements, that are not adequately justified

ξWhere there is an absence of structural safeguarding mechanisms such as clawback and malus policies included in the Incentive plan.

Linking Compensation to Environmental and Social Issues

On top of Glass Lewis’ robust evaluation of companies’ compensation plans, the ESG Policy will evaluate if, and to what extent, a company has provided a link between compensation and environmental and social criteria. In most markets, should a company not provide any environmental or social considerations in its remuneration scheme and serious pay-for-performance concerns have been identified, the ESG Policy will vote against the proposed plan. The ESG Policy will also support shareholder resolutions requesting the inclusion of sustainability metrics in executive compensation plans.

Long-Term Incentive Plans

The ESG Policy recognizes the value of equity-based incentive programs. When used appropriately, they provide a means of linking an employee’s pay to a company’s performance, thereby aligning their interests with those of

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shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, incentive programs should generally include:

(i)specific and appropriate performance goals;

(ii)a maximum award pool; and

(iii)a maximum award amount per employee.

In addition, the payments made should be reasonable relative to the performance of the business and total compensation paid to those included under the plan should be in line with compensation paid by the company’s peers.

Performance-Based Equity Compensation

The ESG Policy supports performance-based equity compensation plans for senior executives; where it is warranted by both their performance, and that of the company. While it is unnecessary to base equity-based compensation for all employees to company performance, placing such limitations on grants to senior executives is considered advisable (although in specific scenarios equity-based compensation granted to senior executives without performance criteria is acceptable under Benchmark Policy guidelines, such as in the case of moderate incentive grants made in an initial offer of employment). While it is not uncommon for a board to state that tying equity compensation to performance goals may hinder them in attracting, and retaining, talented executives, the ESG Policy takes the stance that performance-based compensation aids in aligning executive interests to that of shareholders, and as such will support the company in achieving its objectives.

The ESG Policy will generally vote in favor of all performance-based option or share schemes; with the exception of plans that include a provision to allow for the re-testing of performance conditions; for which a vote against is recommended.

Director Compensation

The ESG Policy supports non-employee directors receiving an appropriate form, and level, of compensation for the time and effort they spend serving on the board and its committees; and director fees being at a level that allows a company to retain and attract qualified individuals. The ESG Policy compares the cost of director compensation to that of peer companies with similar market capitalizations in the same country so that compensation plans may be evaluated thoroughly, and a fair vote outcome reached.

Retirement Benefits for Directors

The ESG Policy will typically vote against the granting of retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Initial, and annual fees should be of a level that provides appropriate compensation to directors throughout their service to the company.

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Limits on Executive Compensation

As a general rule, shareholders should not seek to micromanage executive compensation programs. Such matters should be left to the board’s compensation committee. The election of directors, and specifically those who sit on the compensation committee, is viewed as an appropriate mechanism for shareholders to express their support, or disapproval, of board policy on this issue. Further, companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives sustainable growth. However, the ESG Policy favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

Pay-for-Performance

An integral part of a well-structured remuneration package is a successful link between pay and performance. Glass Lewis’s proprietary pay-for-performance model, which serves as the ESG Policy’s primary quantitative analysis, was developed to better evaluate the link between pay and performance. Generally, remuneration and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context to determine how well companies link executive remuneration to relative performance. Glass Lewis’s methodology takes a scorecard-based approach in evaluating pay-and-performance alignment. Final alignment scores are determined by the weighted sum of up to five tests, each with their own severity rating. Overall scores and ratings range as follows:

ξSevere Concern: 0 to 20 points

ξHigh Concern: 21 to 40 points

ξMedium Concern: 41 to 60 points

ξLow Concern: 61 to 80 points

ξNegligible Concern: 81 to 100 points

The individual tests are as follows:

ξTotal vested CEO pay vs. TSR:

ξTotal vested CEO pay vs. financial performance;

ξCEO STI payouts (in relation to maximum opportunity) vs. TSR;

ξCEO LTI payouts (in relation to maximum opportunity) vs. TSR;

oAlternative test for STI and LTI payout: Total vested CEO pay vs. company size measures as multiple of median;

ξQualitative downward modifier.

Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels may be discussed in the analysis of the remuneration report proposals for additional insight into the score. Likewise, a specific comparison between the company’s performance and its peers’ performance may be reflected in the analysis for further context.

Companies that demonstrate a weaker link (an overall rating of “Severe Concern” or “High Concern”) are more likely to receive a negative recommendation under the ESG Policy; however, other qualitative factors are

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considered in developing recommendations as each company is reviewed on a case-by-case basis. These additional factors include, but are not limited to, the consideration of competitors based in other regions (and, therefore, excluded from the peer group utilized by the model), overall incentive structure, trajectory of the program and disclosed future changes, the operational, economic and business context for the year in review, reasonable payout levels, or the presence of compelling disclosure explaining any deviation from best practice. These factors may provide sufficient rationale for the ESG Policy to recommend in favor of a proposal, even there is an identified disconnect between pay and performance.

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Governance Structure

Amendments to the Articles of Association

The ESG Policy will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. The ESG Policy is generally opposed to bundling several amendments under a single proposal as it prevents shareholders from evaluating each amendment on its own merits. In cases, where it is a bundled amendment, the ESG Policy will evaluate each amendment individually and only support the proposal if, in the aggregate, the amendments are in the best interests of shareholders.

Anti-Takeover Measures

Multi-Class Share Structures

The ESG Policy views multi-class share structures as not in the best interests of shareholders and, instead, is in favor of one vote per share. This structure operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are still able to weigh in on issues set forth by the board. The economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have differing voting rights from those of all other shareholders.

The ESG Policy considers a multi-class share structure as having the potential to negatively impact the overall corporate governance of a company. Companies should have share class structures that protect the interests of non-controlling shareholders as well as any controlling entity. Therefore, the ESG Policy will generally vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, the ESG Policy will typically vote against proposals to adopt a new class of common stock.

Cumulative Voting

When voting on cumulative voting proposals, the ESG Policy will factor in the independence of the board and the company’s governance structure. Cumulative voting is often found on ballots at companies where independence is lacking and where the appropriate balances favoring the interests of shareholders are not in place. However, cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of stock they own multiplied by the number of directors to be elected. Cumulative voting allows shareholders to cast all their votes for one single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. Accordingly, cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. As a result, the ESG Policy will typically vote in favor proposals concerning cumulative voting.

However, in the case where the company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), the ESG Policy will vote against cumulative voting proposals due to the incompatibility of the two election methods. For companies, that have not adopted the true majority vote standard but have some form of majority voting, the ESG Policy will also vote against cumulative voting proposals if the company has also not adopted anti-takeover provisions and has been responsive to shareholders.

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In instances where a company has not adopted majority voting standards and is facing both an election on the adoption of majority voting and a proposal to adopt cumulative voting, the ESG Policy will support only the majority voting proposal.

Fair Price Provision

Fair price provisions, which are rare, require that certain minimum price and procedural requirements to be observed by any party that acquires more than a specified percentage of a corporation's common stock. The intention of this provision is to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the rights of the shareholder. Fair price provisions sometimes protect the rights of shareholders in a takeover situation. However, more often than not they act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could potentially increase share price. As a result, the ESG Policy will generally oppose fair price provisions.

Supermajority Vote Requirements

The ESG Policy favors a simple majority voting structure except where a supermajority voting requirement is explicitly intended to protect the rights of minority shareholders in a controlled company. In the case of non- controlled companies, supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to their interests. For example, supermajority vote requirements can strongly limit the voice of shareholders in making decisions on critical matters such as the selling of the business. Supermajority vote requirements can also allow small groups of shareholders to overrule and dictate the will of the majority of shareholders. Thus, having a simple majority is appropriate for protecting the rights of all shareholders.

Poison Pills (Shareholder Rights Plan)

The ESG Policy will generally oppose companies’ adoption of poison pills, as they can reduce management accountability by substantially limiting opportunities for corporate takeovers. As a result, rights plans can prevent shareholders from receiving a buy-out premium for their stock. Generally, the ESG Policy will vote against these plans to protect their financial interests. While boards should be given wide latitude in directing the activities of the company and charting the company’s course, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, shareholders should be allowed to vote on whether or not they support such a plan’s implementation. In certain limited circumstances, the ESG Policy will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ clause.

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Increase in Authorized Shares

Adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, the ESG Policy will typically review four common reasons why a company may need additional capital stock:

1.	Stock Split	Three Metrics:
(a) Historical stock pre-split price (if any)
(b) Current price relative to the company’s
most common trading price over the past
52 weeks
(c) Some absolute limits on stock price (that
will either make the split appropriate or
would produce an unreasonable price)
2.	Shareholder Defenses	Additional authorized shares could be used to
bolster takeover defenses such as a poison pill.
The proxy filings often discuss the usefulness of
additional shares in defending against a hostile
takeover.

3.	Financing for Acquisitions	Examine whether the company has a history of
using stock for acquisitions and attempts to
determine what levels of stock have generally
been required to accomplish such transactions.

4.	Financing for Operations	Review the company’s cash position and its
ability to secure financing through borrowing or
other means.

The ESG Policy will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends, as having adequate shares to allow management to make quick decisions and effectively operate the business is critical. The ESG Policy favors that, when a company is undertaking significant transactions, management will justify its use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

Generally, the ESG Policy will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding. In markets where such authorities typically also authorize the board to issue new shares without separate shareholder approval, the ESG Policy applies the policy described below on the issuance of shares.

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Issuance of Shares

The issuance of additional shares generally dilutes existing shareholders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. In cases where a company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, the ESG Policy will typically vote against the authorization of additional shares. In the case of a private placement, the ESG Policy will also factor in whether the company is offering a discount to its share price.

Generally, the ESG Policy will support proposals to authorize the board to issue shares (with pre-emptive rights) when the requested increase is equal to or less than the current issued share capital. The authority of these shares should not exceed five years unless that is the market best practice. In accordance with the different market practices, the specific thresholds for share issuance can vary. And, as a result, the ESG Policy will vote on these proposals on a case-by-case basis.

The ESG Policy will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on best practice in the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

The ESG Policy typically supports proposals to repurchase shares when the plan includes the following provisions:

(i)A maximum number of shares which may be purchased (typically not more than 10-15% of the issued share capital); and

(ii)A maximum price which may be paid for each share (as a percentage of the market price).

Reincorporation

A company is in the best position to determine the appropriate jurisdiction of incorporation. The ESG Policy will factor in several elements when a management proposal to reincorporate the company is put to vote. These elements include reviewing the relevant financial benefits, generally related to incorporate tax treatment, as well as changes in corporate governance provisions, especially those related to shareholder rights, resulting from the change in domicile. In cases where the financial benefits are too small to be meaningful and there is a decrease in shareholder rights, the ESG Policy will vote against the transaction.

Tax Havens

The ESG Policy evaluates a company’s potential exposure to risks related to a company’s tax haven policies on an as-needed basis and will support shareholder proposals requesting that companies report on the risks associated with their use of tax havens or that request that companies adopt policies to discontinue operations or withdraw from tax havens. The ESG Policy will also vote against reincorporation proposals when companies have proposed to redomicile in known tax havens.

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Advance Notice Requirements

Typically, the ESG Policy will recommend vote against provisions that would require advance notice of shareholder proposals or of director nominees. Advance notice requirements typically range between three to six months prior to the annual meeting. These requirements often make it impossible for a shareholder who misses the deadline to present a shareholder proposal or director nominee that may be in the best interests of the company. Shareholders should be able to review and vote on all proposals and director nominees and are able to vote against proposals that appear with little prior notice. Therefore, by setting advance notice requirements it limits the opportunity for shareholders to raise issues that may arise after the window closes.

Transaction of Other Business

In general, the ESG Policy will vote against proposals that put the transaction of other business items proposal up for vote at an annual or special meeting, as granting unfettered discretion is unwise.

Anti-Greenmail Proposals

The ESG Policy will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. The anti-greenmail provision helps to protect the company as it requires that a majority of shareholders other than the majority shareholder approve the buyback, thus, eliminating cases where a majority shareholder could attempt to charge a board a large premium for the shares.

Virtual-Only Shareholder Meetings

A growing number of companies have elected to hold shareholder meetings by virtual means only. The ESG Policy supports companies allowing a virtual option alongside an in-person meeting, so long as the shareholder interests are not compromised. Without proper controls, conducting a virtual-only meeting of shareholders could eliminate or significantly limit the rights of shareholders to confront, and ask management on any concerns they may have. When companies decide to only hold virtual-only meetings, the ESG Policy will examine the level of disclosure provided by the company on the virtual meeting procedures and may vote against members of the nominating and governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Mergers, Acquisitions &

Contested Meetings

For merger and acquisition proposals, the ESG Policy undertakes a thorough examination of all elements of the transactions and determine the transaction’s likelihood of maximizing shareholder return. In order to make a voting recommendation, the ESG Policy will examine the process conducted, the specific parties and individuals involved in negotiating an agreement, as well as the economic and governance terms of the proposal.

In the case of contested merger situations, or board proxy fights, the ESG Policy will evaluate the plan presented by the dissident party and how, if elected, it plans to enhance or protect shareholder value. The ESG Policy will also consider any concerns presented by the board, including any plans for improving the performance of the company, when making the ultimate recommendation. In addition, the ESG Policy will support shareholder proposals asking a company to consider the effects of a merger, spin-off, or other transaction on its employees and other stakeholders.

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Shareholder Proposals

The ESG Policy has a strong emphasis on enhancing the environmental, social and governance performance of companies. Accordingly, the ESG Policy will be broadly supportive of environmental and social shareholder proposals aimed at enhancing a company’s policies and performance with respect to such issues. The ESG Policy will carefully examine each proposal’s merits in order to ensure it seeks enhanced environmental disclosure and/or practices, and is not conversely aimed at limiting environmental or social disclosure or practices. Accordingly, the ESG Policy will not support proposals aimed at limiting or rescinding companies’ ESG-related disclosures, goals or initiatives

Governance Proposals

The ESG Policy supports increased shareholder participation and access to a company and its board of directors. Accordingly, the ESG Policy will generally vote in favor of initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, the adoption and amendment of proxy access bylaws, the elimination/reduction of supermajority provisions, the declassification of the board, the submission of shareholder rights’ plans to a shareholder vote, and the principle of one share, one vote.

The ESG Policy will also support proposals aimed at increasing the diversity of boards or management as well as those requesting additional information concerning workforce diversity and the adoption of more inclusive nondiscrimination policies. Further, the ESG Policy will support enhanced oversight of environmental and social issues at the board level by supporting resolutions calling for the creation of an environmental or social committee of the board or proposals requesting that the board adopt a subject-matter expert, such as one with deep knowledge and experience in human rights or climate change-related issues. The ESG Policy will also generally vote for proposals seeking to increase disclosure of a company’s business ethics and code of conduct, as well as of its activities that relate to social welfare.

Environmental Proposals

The ESG Policy will generally support proposals regarding the environment, including those seeking improved sustainability reporting and disclosure about company practices which impact the environment. The ESG Policy will vote in favor of increased disclosure of a company’s environmental risk through company-specific disclosure as well as compliance with international environmental conventions and adherence to environmental principles. Similarly, the ESG Policy will support proposals requesting companies develop greenhouse gas emissions reduction goals, comprehensive recycling programs, and other proactive means to mitigate a company’s environmental footprint.

The ESG Policy will also vote for proposals seeking that companies provide certain disclosures or adopt certain policies related to mitigating their climate change-related risks. For example, regardless of industry, the ESG Policy will support proposals requesting that companies disclose information concerning their scenario analyses or that request the company provide disclosure in line with certain globally-recognized environmental and social reporting recommendations. Further, the ESG Policy will support proposals requesting that a company consider energy efficiency and renewable energy sources in its project development and overall business strategy.

2026 ESG Thematic Voting Policy Guidelines	28

The ESG Policy will also evaluate a company’s impact on the environment, in addition to the regulatory risk a company may face by not adopting environmentally responsible policies.

Say on Climate

Shareholder Proposals

Beginning in 2021, companies began placing management proposals on their ballots that ask shareholders to vote on their climate transition plans, or a Say on Climate vote. The ESG Policy will generally recommend in favor of shareholder proposals requesting that companies adopt a Say on Climate vote.

Management Proposals

When evaluating management-sponsored votes seeking approval of climate transition plans the ESG Policy looks to the board to provide information concerning the governance of the Say on Climate vote. Specifically, the ESG Policy evaluates whether companies provide sufficient disclosure concerning the board’s role in setting strategy in light of this vote, and how the board intends to interpret the vote results for the proposal. In instances where disclosure concerning the governance of the Say on Climate vote is not present, the ESG Policy will either abstain, or, depending on the quality of the plan presented, will vote against the proposal.

The ESG Policy also looks to companies to clearly articulate their climate plans in a distinct and easily understandable document, this disclosure, it is important that companies clearly explain their goals, how their GHG emissions targets support achievement of broader goals (i.e. net zero emissions goals), and any foreseeable obstacles that could hinder their progress on these initiatives.

When evaluating these proposals, the ESG Policy will take into account a variety of factors, including: (i) the request of the resolution (e.g., whether companies are asking shareholders to approve its disclosure or its strategy); (ii) the board’s role in overseeing the company’s climate strategy; (iii) the company’s industry and size;

(iv)whether the company’s GHG emissions targets and the disclosure of these targets appear reasonable in light of its operations and risk profile; and (iv) where the company is on its climate reporting journey (e.g., whether the company has been reporting and engaging with shareholders on climate risk for a number of years or if this is a relatively new initiative). In addition, the ESG Policy will closely evaluate any stated net zero ambitions or targets. If these goals are absent, the ESG Policy will generally vote against management Say on Climate proposals.

Social Proposals

The ESG Policy will support proposals requesting that a company develop sustainable business practices, such as animal welfare policies, human rights policies, and fair lending policies. Furthermore, the ESG Policy will support reporting and reviewing a company’s political and charitable spending as well as its lobbying practices. In addition, the ESG Policy will support proposals requesting that companies cease political spending or associated activities.

The ESG Policy will also generally support enhancing the rights of workers, as well as considering the communities and broader constituents in the areas in which companies do business. Accordingly, the ESG Policy will generally vote for proposals requesting that companies provide greater disclosure regarding impact on local stakeholders, workers’ rights and human rights in general. In addition, the ESG Policy will support proposals for

2026 ESG Thematic Voting Policy Guidelines	29

companies to adopt or comply with certain codes of conduct relating to labor standards, human rights conventions, and corporate responsibility at large. The ESG Policy will also support proposals requesting independent verification of a company’s contractors’ compliance with labor and human rights standards. In addition, the ESG Policy supports the International Labor Organization standards and encourage companies to adopt such standards in its business operations.

The ESG Policy will provide for a review of the performance and oversight of certain directors in instances in which a company is found to have violated international human rights standards. Pursuant to the ESG Policy, if directors have not adequately overseen the overall business strategy of the company to ensure that basic human rights standards are met or if a company is subject to regulatory or legal action with a foreign government or entity due to human rights violations, the Policy may vote against directors taking into account the severity of the violations and the outcome of the claims.

The ESG Policy also generally votes in favor of proposals seeking increased disclosure regarding public health and safety issues, including those related to product responsibility. In particular, the ESG Policy supports proposals calling for the labeling of the use of genetically modified organisms (GMOs), the elimination or reduction of toxic emissions and use of toxic chemicals in manufacturing, and the prohibition of tobacco sales to minors. The ESG Policy also supports proposals seeking a report on a company’s drug reimportation guidelines, as well as on a company’s ethical responsibility as it relates to drug distribution and manufacture. The ESG Policy further supports proposals related to worker safety and companies’ compliance with internationally recognized human rights or safety standards.

Compensation Proposals

The ESG Policy recognizes that ESG performance factors should be an important component of the overall consideration of proper levels of executive performance and compensation. Therefore, the ESG Policy generally votes in favor of proposals seeking to tie executive compensation to performance measures such as compliance with environmental regulations, health and safety regulations, nondiscrimination laws and compliance with international human rights standards. Furthermore, the ESG Policy will generally support proposals that seek to evaluate overall director performance based on environmental and social criteria.

The ESG Policy will support proposals seeking to prohibit or require more disclosure about stock hedging and pledging by executives. The ESG Policy will also generally support proposals requesting that companies adopt executive stock retention policies and prohibiting the accelerated vesting of equity awards. Furthermore, the ESG Policy will vote in favor of shareholder proposals to link pay with performance, to eliminate or require shareholder approval of golden coffins, and to clawback unearned bonuses. Finally, the ESG Policy will support proposals requesting disclosure from companies regarding gender pay inequity and company initiatives to reduce the gap in compensation paid to women compared to men.

2026 ESG Thematic Voting Policy Guidelines	30

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2026 ESG Thematic Voting Policy Guidelines	31

DISCLAIMER

© 2025 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of the Glass Lewis ESG thematic proxy voting policy. These guidelines are meant to be an option for institutional investors interested in aligning their proxy voting with the named theme and can be fully customized by clients to reflect their investment strategies and views.

The information included herein is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they generally apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website

–http://www.glasslewis.com. None of Glass Lewis’ guidelines have been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity. Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document and subscribers are ultimately and solely responsible for making their own decisions, including, but not limited to, ensuring that such decisions comply with all agreements, codes, duties, laws, ordinances, regulations, and other obligations applicable to such subscriber.

All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent. The foregoing includes, but is not limited to, using these guidelines, in any manner and in whole or in part, in connection with any training, self-improving, or machine learning software, algorithms, hardware, or other artificial intelligence tools or aids of any kind, including, without limitation, large language models or other generative artificial intelligence platforms or services, whether proprietary to you or a third party, or generally available (collectively, “AI”) as well as any services, products, data, writings, works of authorship, graphics, pictures, recordings, any electronic or other information, text or numerals, audio or visual content, or materials of any nature or description generated or derived by or using, in whole or in part, AI.

2026 ESG Thematic Voting Policy Guidelines	32

Mirror Voting Policy

Under this policy, the proportionate ownership position will be voted in approximately the same proportions as votes cast for the meeting by other shareholders of the security. In instances where proportionate voting cannot be reasonably executed due to operational considerations or other issues, inclusive of meetings at which the election of directors is contested, the fund will leave the proportionate shares unvoted. The proportionate votes will be based on the votes that have been cast by beneficial owners of a portfolio security in Broadridge’s network generally as of the day prior to the applicable meeting and, as such, will not reflect all votes that are ultimately cast at the meeting.

SAI 064 042026

PART C
VANGUARD VARIABLE INSURANCE FUNDS
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, is filed herewith.
(b)	By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 104, dated April 29, 2025, is hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)
Investment Advisory Contracts, for Wellington Management Company LLP (with respect to the Equity Income
Portfolio), filed with Post-Effective Amendment No. 48, dated April 29, 2009; for Baillie Gifford Overseas Ltd. (with respect to the International Portfolio), filed with Post-Effective Amendment No. 54, on May 3, 2011; for Schroder
Investment Management North America, Inc. (with respect to the International Portfolio), filed with Post-Effective
Amendment No. 54, on May 3, 2011; for PRIMECAP Management Company (with respect to the Capital Growth
Portfolio), filed with Post-Effective Amendment No. 62, dated April 27, 2012; for ArrowMark Colorado Holdings, LLC, filed with Post-Effective Amendment No. 78, dated April 29, 2016, as amended by Addendum filed with
Post-Effective Amendment No. 80, dated April 28, 2017 (with respect to the Small Company Growth Portfolio); for
Hotchkis and Wiley Capital Management, LLC (with respect to the Diversified Value Portfolio) and for the
Sub-Advisory Agreement for Schroder Investment Management North America Limited (with respect to the
International Portfolio), filed with Post-Effective Amendment No. 97, dated April 28, 2020, are hereby incorporated by reference. Amendments to the Investment Advisory Agreements for Wellington Management Company, LLP,
PRIMECAP Management Company, Baillie Gifford Overseas Ltd., ArrowMark Colorado Holdings, LLC, and
Schroder Investment Management North America Inc., filed with Post-Effective Amendment No. 102, dated April 28,
2023, are hereby incorporated by reference. For Aristotle Capital Management, LLC and Harris Associates, L.P.
(with respect to the Diversified Value Portfolio); for Wellington Management Company LLP (with respect to the
Balanced Portfolio); for Wellington Management Company LLP (with respect to the Growth Portfolio); and for
Wellington Management Company LLP (with respect to the High Yield Bond Portfolio), are filed herewith. The
Vanguard Group, Inc., provides investment advisory services to the Conservative Allocation, Global Bond Index,
Equity Index, High Yield Bond, Moderate Allocation, Money Market, Short-Term Investment-Grade, Total Bond
Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios through its wholly owned subsidiary, Vanguard Capital Management, LLC, and to the Equity Income, Mid-Cap Index, Real Estate
Index, and Small Company Growth Portfolios through its wholly owned subsidiary, Vanguard Portfolio Management,
LLC, pursuant to the Fifth Amended and Restated Funds’ Service Agreement and an intercompany service agreement between The Vanguard Group, Inc., and Vanguard Capital Management, LLC, and an intercompany service agreement between The Vanguard Group, Inc., and Vanguard Portfolio Management, LLC, refer to Exhibit
(h) below.

(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for The Bank of New York Mellon, State Street Bank and Trust Company, and JPMorgan Chase Bank, N.A., are filed herewith.
(h)
Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective
Amendment No. 97, on April 28, 2020, is hereby incorporated by reference. Intercompany
Service Agreement between The Vanguard Group, Inc., and Vanguard Capital Management, LLC,
and Intercompany Service Agreement between The Vanguard Group, Inc., and Vanguard Portfolio Management,
LLC, are filed herewith. Form of Fund of Funds Investment Agreement, is filed herewith.

(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.

(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, Vanguard Funds Multiple Class Plan, is filed herewith.
(o)	Reserved.
(p)
Codes of Ethics, for Schroder Investment Management North America Inc., filed with Post-Effective Amendment
No. 101, on February 13, 2023, is hereby incorporated by reference. For Schroder Investment Management North
America Limited and Wellington Management Company LLP, filed with Post-Effective Amendment No. 103, dated
April 26, 2024, are hereby incorporated by reference. For Hotchkis and Wiley Capital Management, LLC, filed with
Post-Effective Amendment No. 104, dated April 29, 2025, is hereby incorporated by reference. For Aristotle Capital
Management, LLC, ArrowMark Colorado Holdings, LLC, Baillie Gifford Overseas Ltd., Harris Associates, L.P.,
PRIMECAP Management Company, and The Vanguard Group, Inc. (including Vanguard’s wholly owned subsidiaries, Vanguard Capital Management, LLC and Vanguard Portfolio Management, LLC), are filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant
None.
Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers, and may indemnify its underwriter or affiliated persons, from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant. In addition, the Registrant maintains liability insurance policies which, under certain circumstances, provides coverage to Trustees and officers.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Item 31. Business and Other Connections of Investment Advisers
Aristotle Capital Management, LLC (Aristotle) is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Aristotle, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Aristotle pursuant to the Advisers Act (SEC File No. 801-60014).
ArrowMark Colorado Holdings, LLC (ArrowMark Partners) is registered under the Advisers Act. The list required by this Item 31 of officers and members of ArrowMark Partners, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and members during the past two years, is incorporated herein by reference from Form ADV filed by ArrowMark Partners pursuant to the Advisers Act (SEC File No. 801-69868).
Baillie Gifford Overseas Ltd. (Baillie Gifford) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Baillie Gifford, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Baillie Gifford pursuant to the Advisers Act (SEC File No. 801-21051).
Harris Associates L.P. (Harris) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Harris, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Harris pursuant to the Advisers Act (SEC File No. 801-50333).
Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Hotchkis and Wiley, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Hotchkis and Wiley pursuant to the Advisers Act (SEC File No. 801-60512).
PRIMECAP Management Company (PRIMECAP) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of PRIMECAP, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by PRIMECAP pursuant to the Advisers Act (SEC File No. 801-19765).
Schroder Investment Management North America Inc. (Schroders) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroders, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroders pursuant to the Advisers Act (SEC File No. 801-15834).
Schroder Investment Management North America Limited (Schroder Limited) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Schroder Limited, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Schroder Limited pursuant to the Advisers Act (SEC File No. 801-37163).
The Vanguard Group, Inc. (Vanguard) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).
Vanguard Capital Management, LLC (VCM) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of VCM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by VCM pursuant to the Advisers Act (SEC File No. 801-134586).
Vanguard Portfolio Management, LLC (VPM) is registered under the Advisers Act. The list required by this Item 31 of officers and directors of VPM, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by VPM pursuant to the Advisers Act (SEC File No. 801-134587).
Wellington Management Company LLP (Wellington Management) is registered under the Advisers Act. The list required by this Item 31 of officers and partners of Wellington Management, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-15908).
Item 32. Principal Underwriters
(a)
Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Jacqueline Angell	Anti-Money Laundering Officer	Chief Compliance Officer
Ryan Barrows	Vice President	None
John Bendl	Senior Vice President	Finance Director

Name	Positions and Office with Underwriter	Positions and Office with Funds
Elizabeth Bestoso	Assistant Secretary	None
John Bisordi	Vice President	None
Amma Boateng	Vice President	None
Jason Botzler	Vice President	None
Matthew C. Brancato	Vice President	None
Christine Buchanan	Senior Vice President	Chief Financial Officer
Jacob Buttery	Secretary	None
Kate Byrne	Vice President	None
Monica Camino	Vice President	None
Marco De Freitas	Vice President	None
Guy Delp	Chief Information Security Officer	None
Kaitlyn Holmes	Vice President	None
Paul M. Jakubowski	Senior Vice President	None
Andrew Kadjeski	Chief Executive Officer and President	None
Mindi Marisa	Vice President	None
James Martielli	Vice President	None
Cara McCutcheon	Vice President	None
Janelle McDonald	Vice President	None
Douglas R. Mento	Vice President	None
Beth Morales Singh	Assistant Secretary	None
Armond Mosley	Vice President	None
Faith Nsereko	Senior Vice President	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
Liz Smith Rivera	Vice President	None
Joanna Rotenberg	Vice President	None
John E. Schadl	Vice President	Assistant Secretary
Carrie Simons	Senior Vice President	Assistant Secretary
Michael Smolenski	Vice President	None
Del Stafford	Vice President	None
Marc Stewart	Chief Compliance Officer	None
Parks Strobridge	Vice President	None
Nitin Tandon	Chief Information Officer	None
Marisa Tilghman	Senior Vice President	None
Matt Tretter	Principal Operations Officer	None
Lauren M. Valente	Vice President	None
Massy Williams	Vice President	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard

Boulevard, Malvern, PA 19355; the Registrant’s Custodians, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179, and State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114; and the Registrant’s investment advisors (including Vanguard’s wholly owned subsidiaries, VCM and VPM) at their respective locations identified in this Registration Statement.
Item 34. Management Services
Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 27th day of April, 2026.
VANGUARD VARIABLE INSURANCE FUNDS
BY:
/s/ Salim Ramji*

Salim Ramji
Chief Executive Officer, President, and Trustee
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Salim Ramji* Salim Ramji	Chief Executive Officer, President, and Trustee	April 27, 2026
/s/ David Hunt* David Hunt	Trustee	April 27, 2026
/s/ Kenneth Jacobs* Kenneth Jacobs	Trustee	April 27, 2026
/s/ Tara Bunch* Tara Bunch	Trustee	April 27, 2026
/s/ Mark Loughridge* Mark Loughridge	Independent Chair	April 27, 2026
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	April 27, 2026
/s/ John Murphy* John Murphy	Trustee	April 27, 2026
/s/ Lubos Pastor* Lubos Pastor	Trustee	April 27, 2026
/s/ Rebecca Patterson* Rebecca Patterson	Trustee	April 27, 2026
/s/ André F. Perold* André F. Perold	Trustee	April 27, 2026
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	April 27, 2026
/s/ Grant Reid* Grant Reid	Trustee	April 27, 2026

Signature	Title	Date
/s/ David Thomas* David Thomas	Trustee	April 27, 2026
/s/ Barbara Venneman* Barbara Venneman	Trustee	April 27, 2026
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	April 27, 2026
/s/ Christine Buchanan* Christine Buchanan	Chief Financial Officer	April 27, 2026
*By: /s/ Natalie Lamarque
Natalie Lamarque, pursuant to a Power of Attorney, filed on February 27, 2026 (see File Number 333-177613); and a Power of Attorney, filed on December 19, 2025 (see File Number 333-11763), each Incorporated by Reference.